UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2017
Classes A, B, C, I, O, P*, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

*Patent Pending
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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Waves of Expectations
Dear Shareholder,
The year ended March 31 took investors on a roundabout ride that underscores the need for a long-term focus. After faltering early in 2016, equity markets staged a rally that lasted until June, when Britain surprised the world with a vote to leave the European Union. Bonds, which had outperformed equities during the first quarter, also stumbled. Equities quickly recovered but bond yields stayed low on expectations that uncertain economic growth would cause central banks to continue their policies of low interest rates. Heading into the fall, it appeared that markets would carry on without much to propel growth but with few serious risks. Then came the surprise results of the November presidential election: an unexpected Trump win raised the prospects of pro-growth economic policies and jump started the equity markets. The U.S. Federal Reserve Board (“Fed”) added to the sense of growing “animal spirits” by deciding in December that the economy was strong enough to deal with an interest rate increase.
Stocks continued to post gains into early 2017 as investors bet that the new administration would quickly implement policies to stimulate the economy and reduce corporate taxes. As the fiscal year drew to a close in March the Fed raised rates again, despite some softening in the economic numbers and the spreading recognition that investors’ expectations for rapid policy change may have been overdone. At the same time, corporate earnings are accelerating and the economy continues to generate jobs, suggesting that though the path may be bumpy the markets are still making progress.
All these ups and downs make a good case for keeping your portfolio well diversified at all times, rather than attempting to time market moves. At Voya, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your financial advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
April 25, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended March 31, 2017

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. Halfway through the fiscal year, the Index was up 6.11%; gains swelled in the second half to 17.21% for the whole year. (The Index returned 14.77% for the year ended March 31, 2017, measured in U.S. dollars.)
The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.
China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May. There were many sceptics, but by then the domestic economy was delivering some more encouraging data. FOMC officials started talking about an improving economy probably justifying two to three rate increases in 2016.
A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union. Anti-globalization forces in other member countries would no doubt demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August and Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a series of disappointing economic reports, but broadly hinted that they would do so in December.
By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect. In the euro zone it was feared that the European Central Bank was about to “taper” its bond buying. In the UK the weakening pound made government bonds less attractive.
But this and other market trends were thrown into disarray when on November 8, a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months, the Index danced 12.05% higher after the election through mid-March, but the music had changed. The platform was seen as reflationary and inflationary in the US. The yield curve rose and steepened faster than ever, especially when the Fed duly raised the federal funds rate by 25bp (0.25%) on December 14. It was no surprise when a further 25bp was added on March 15 after a strong March employment report and increasingly hawkish remarks from Fed officials.
Already, however, doubts about the “reflation trade” were being voiced. The new administration’s legislative agenda would start with the American Health Care Act (“AHCA”) to replace the Affordable Care Act. This involved complex and contentious issues, as would tax reform, deregulation and infrastructure spending. When the AHCA was abandoned on March 24, with even the majority party unable to agree on its terms, some commentators fretted whether markets had come too far, too fast. But others pointed to a broader resilience which could withstand the vagaries of U.S. politics. In any event, after a brief dip, the Index ended March just 0.52% below its best levels.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.44% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond sub-index lost 1.44%; the Long-Term section dropped 5.00%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 3.31%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 16.39%.
U.S. equities, represented by the S&P 500® index including dividends, ended the 12-month period up 17.17%, having reached yet another all-time high on March 1. The strongest sectors were financials and technology returning 32.60% and 24.91%, respectively. Weakest were telecommunications and consumer staples, which returned 1.69% and 6.16%, respectively. S&P 500® companies’ earnings per share recorded year-over-year increases in the third and fourth quarters of 2016 after five straight declines.
In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 6.51% against the euro and 15.14% on the pound, although in the latter case over half was due to Britain’s vote to leave the European Union. The dollar actually lost 0.64% against the yen, but it had been down more than 10% at the halfway point.
In international markets, the MSCI Japan® Index, rose 13.46% for the year, practically all in the second half. Stocks were initially supported by a stabilizing outlook for China and monetary stimulus and latterly energized by the weakening yen. The MSCI Europe ex UK® Index added 17.64%. Financials and industrials, about one third of the sub-index, accounted for nearly half of the gain. The MSCI UK® Index jumped 23.50%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index	The Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg Barclays GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2017 (as a percentage of net assets)

U.S. Government Agency Obligations	70.7%
Collateralized Mortgage Obligations	54.6%
Commercial Mortgage-Backed Securities	1.6%
Asset-Backed Securities	0.9%
Liabilities in Excess of Other Assets	(27.8)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Ph.D., Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the year ended March 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.44%, compared to the Bloomberg Barclays GNMA Index (the “Index” or “Bloomberg Barclays GNMA”), which returned 0.09%, for the same period.
Portfolio Specifics: The Fund’s outperformance during the reporting period was largely attributed to out-of-index GNMA collateralized mortgage obligations (“CMOs”). In general, these cash flows provide higher carry (coupon less amortization) than comparable benchmark GNMA pools. Moreover, many of these securities experienced spread tightening to a greater magnitude than comparable benchmark assets.
Technical flows greatly influenced the agency mortgage-backed securities (“MBS”) marketplace over the period, with significant domestic bank and foreign buying adding to ongoing U.S. Federal Reserve Board (“Fed”) reinvestment. The combined demand from these institutions prevented any material spread widening in agency MBS for most of 2016. Meanwhile, economic conditions throughout the fiscal year continued to improve, pressing policymakers towards tighter fiscal policy, higher interest rates and an increased confidence by investors in riskier spread products.
Following a local low in rates on the heels of  “Brexit,” the 10-year U.S. Treasury rate increased approximately 1.02% by the end of the reporting period. Much of the rate increase occurred following U.S. elections in November. Aggregate prepayments plummeted into higher rates and interest rate volatility declined to end 2016. That trend continued through the first quarter of 2017. Lower prepayment risk generally provides a supportive backdrop for all MBS. Nevertheless, the fundamental improvement in MBS has not translated into sustained outperformance post the presidential election. Flat generic MBS performance has allowed for further relative outperformance by CMOs and specified pools.
As mentioned above, much of the Fund’s excess performance was due to out-of-benchmark securities which contributed approximately 0.87% to performance. Other sectors of the Fund provided marginal performance over the period.
Current Strategy & Outlook: Risk appetite expanded over the reporting period across most fixed income markets. However, agency MBS failed to keep up with riskier asset classes, as there appears to be little room for additional tightening in high quality sectors. Furthermore, the Fed has signaled a more aggressive pace of rate hikes than was anticipated early last year and the possibility for the end of reinvestment is higher than ever. The technical environment may see added headwinds with lower prepayments equating to lower Fed reinvesting into the future, while new supply of MBS has entered the market at a faster-than-expected pace.
We believe these points challenge the outlook on agency MBS spreads over the remainder of the year. Generic MBS pools seem to offer limited value and, in the event of material spread widening in the benchmark, specified pool and out-of-benchmark positions should offer superior returns to generic cohorts.
With this in mind, we continue to manage the Fund seeking high current income investments, while also taking advantage of tactical opportunities in the marketplace as MBS spreads appear fundamentally cheap. The focus remains on specified GNMA pools and CMOs that provide attractive current income while minimizing prepayment risks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya GNMA Income Fund

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-2.06%	1.32%	3.68%
Class B(2)	-5.16%	0.69%	3.16%
Class C(3)	-1.35%	1.06%	3.16%
Class I	0.76%	2.12%	4.24%
Class W(4)	0.72%	2.09%	4.19%
Excluding Sales Charge:
Class A	0.44%	1.83%	3.93%
Class B	-0.26%	1.05%	3.16%
Class C	-0.37%	1.06%	3.16%
Class I	0.76%	2.12%	4.24%
Class W(4)	0.72%	2.09%	4.19%
Bloomberg Barclays GNMA	0.09%	1.79%	4.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class W incepted on December 17, 2007. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya High Yield Bond Fund	Portfolio Managers’ Report

Sector Diversification as of March 31, 2017 (as a percentage of net assets)

Communications	19.0%
Consumer, Non-cyclical	18.9%
Consumer, Cyclical	15.9%
Energy	11.9%
Industrials	10.5%
Basic Materials	8.0%
Technology	5.8%
Financials	5.5%
Utilities	1.4%
Steel**	0.0%
Consumer Discretionary	—
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%
* Includes short-term investments.
** Amount less than 0.005%
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, Matthew Toms, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.13%, compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 16.39%, for the same period.
Portfolio Specifics: An underweight to the energy and metals & mining sectors that served the Fund so well in the prior fiscal year negatively impacted performance for the 12-months reporting period ended March 31, 2017. These sectors rallied the most from the market bottom and we were slow to add enough of this risk back to the Fund. The return of these sectors was largely driven by the “fallen angel” securities that were downgraded from investment grade (Transocean, Teck Resources, Freeport-McMoRan) and those that were bordering on default as commodity prices plunged, but who were able to manage their capital structures to avoid bankruptcy (Chesapeake, Cliffs, Denbury). Our overweight to retailers was a drag on performance in recent months, with some of the fall in bond prices justified by operating weakness (Neiman Marcus) and some — we would argue — unjustly punished as investor fears of the secular shift from in-store to online selling mounted (PetSmart, Hot Topic). We believe many of today’s leading retailers will ultimately win in the online arena as well, and we will look to add exposure to securities that present attractive opportunities when we believe investor sentiment toward the sector is at a bottom. Aside from the commodity securities we owned, the Fund’s best performing positions for the year were generally holding-specific. These included BMC Software and chemical producer Tronox, both of which fully recovered prior losses and to which we added exposure at lower levels.
Current Strategy & Outlook: The backdrop for corporate credit remains constructive, as we continue to believe we will see an improved pace of growth in 2017. We believe earnings will likely post year-over-year improvement in the first quarter of 2017 and should post a reasonable increase through the balance of the year. Against this backdrop, we believe this should lead to at least
Top Ten Holdings as of March 31, 2017* (as a percentage of net assets)

Sprint Corp., 7.125%, 06/15/24	0.9%
HCA, Inc., 5.375%, 02/01/25	0.7%
First Data Corp., 7.000%, 12/01/23	0.7%
HCA Holdings, Inc., 6.250%, 02/15/21	0.6%
Valeant Pharmaceuticals International, 6.750%, 08/15/21	0.6%
Sprint Corp., 7.250%, 09/15/21	0.5%
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	0.5%
WPX Energy, Inc., 6.000%, 01/15/22	0.5%
MPH Acquisition Holdings LLC, 7.125%, 06/01/24	0.5%
Sprint Communications, Inc., 6.000%, 11/15/22	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
modest improvement in credit quality and keep the next default cycle beyond the horizon for some time. Macro risks remain, most notably the risk that the Trump administration fails to deliver the pro-growth policy changes that the market has already priced in. However, we believe signs of increased growth elsewhere around the globe should take some of the pressure off the U.S. and the still-hesitant U.S. consumer. Spreads remain well wide of their post-crisis tights, suggesting additional room to tighten if this scenario plays out. We are likely to see continued volatility in the retail, health care and energy sectors, which we believe will present opportunities for outperformance through the balance of the year.
We believe the portfolio is well positioned for the environment described above. In keeping with our view of accelerating U.S. growth, we maintain a slight cyclical bias and an overweight to B-rated and CCC-rated credits. In our view, there will continue to be winners and losers within retail and believe we are likely to have an opportunity to buy the winners at attractive levels. Within energy, we continue to favor the exploration and production sub-sector and natural gas in particular over offshore service companies. Health care is more difficult to gauge given the impact of changes in laws and regulations, but we continue to monitor developments in search of opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class I July 31, 2008	Since Inception of Class P June 14, 2013	Since Inception of Class R January 30, 2014	Since Inception of Class R6 August 3, 2016
Including Sales Charge:
Class A(1)	9.26%	5.88%	5.79%	—	—	—	—
Class B(2)	6.31%	5.30%	5.25%	—	—	—	—
Class C(3)	10.45%	5.62%	5.26%	—	—	—	—
Class I	12.54%	6.79%	—	8.40%	—	—	—
Class P	13.36%	—	—	—	6.01%	—	—
Class R	11.85%	—	—	—	—	4.03%	—
Class R6(4)	12.66%	6.81%	—	—	—	—	8.41%
Class W(5)	12.40%	6.72%	6.35%	—	—	—	—
Excluding Sales Charge:
Class A	12.13%	6.42%	6.06%	—	—	—	—
Class B	11.31%	5.62%	5.25%	—	—	—	—
Class C	11.45%	5.62%	5.26%	—	—	—	—
Class I	12.54%	6.79%	—	8.40%	—	—	—
Class P	13.36%	—	—	—	6.01%	—	—
Class R	11.85%	—	—	—	—	4.03%	—
Class R6(4)	12.66%	6.81%	—	—	—	—	8.41%
Class W(5)	12.40%	6.72%	6.35%	—	—	—	—
Bloomberg Barclays High Yield Bond – 2% Issuer Constrained Composite	16.39%	6.82%	7.54%	9.11%	5.62%	5.05%	9.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(5)
Class W incepted on July 29, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2017 (as a percentage of net assets)

Corporate Bonds/Notes	30.4%
U.S. Treasury Obligations	23.8%
Collateralized Mortgage Obligations	13.5%
U.S. Government Agency Obligations	11.8%
Asset-Backed Securities	11.4%
Commercial Mortgage-Backed Securities	5.6%
Foreign Government Bonds	4.2%
Purchased Options**	0.0%
Liabilities in Excess of Other Assets*	(0.7)%
Net Assets	100.0%
* Includes short-term investments.
** Amount less than 0.005%
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended March 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.19% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 0.44% for the same period.
Portfolio Specifics: The Fund outperformed the Index during the reporting period primarily due to favorable asset allocation and security selection. Duration and yield curve results were less impactful.
The end of the year was highlighted by surprising U.S. election results in November and an unsurprising U.S. Federal Reserve Board (“Fed”) vote to increase interest rates by 25 basis points (0.25%) at its December Federal Open Market Committee meeting. The Fed delivered by raising interest rates another 25 basis points (0.25%) in March 2017. Our view was that we continued to believe U.S. growth would continue throughout the past year. Our key positioning was to favor domestic based sectors.
An overweight to investment grade (“IG”) and an underweight to U.S. Treasury bonds also contributed to results as spreads tightened. The Fund preferred IG corporates with a liquid bias. By the end of the year, the latest earnings season revealed an improvement in fundamentals as revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) declined at the slowest rate in over a year; excluding commodity sectors, these measures were stable year-over-year.
Top Ten Holdings as of March 31, 2017* (as a percentage of net assets)

United States Treasury Note, 1.250%, 03/31/19	4.6%
United States Treasury Note, 1.625%, 03/15/20	4.5%
United States Treasury Bond, 2.875%, 11/15/46	3.8%
United States Treasury Note, 2.250%, 02/15/27	3.6%
United States Treasury Note, 1.875%, 03/31/22	2.9%
United States Treasury Inflation Indexed Bonds, 0.375%, 01/15/27	2.5%
Freddie Mac, 4.000%, 05/01/47	1.0%
United States Treasury Note, 1.875%, 02/28/22	0.9%
United States Treasury Note, 2.125%, 02/29/24	0.7%
Fannie Mae, 4.000%, 01/01/45	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Furthermore, leverage has stabilized in non-commodity sectors. Technical factors remained supportive including continued strong foreign demand.
We maintained our modest overweight allocation to high yield corporates while continuing to focus on higher quality names. Our view was that spreads levels were reasonable with the potential for modest improvement in reported results. High yield outperformed Treasuries as well as the broader Bloomberg Barclays U.S. Aggregate Bond Index over the period.
Our limited amount of emerging market exposure had positive excess returns over the period. Relative value opportunities and the differentiation among countries’ macro evolution were key factors for the year.
Non-agency residential mortgage-backed securities (“RMBS”) was a top contributor to performance driven by our credit risk transfer bonds. We believed non-agency RMBS would continue to be driven by a housing market that recovers. Non-agency RMBS fundamentals remained supportive as upside from increased prepayments, lower defaults and stable severities continued to provide uncorrelated sources of returns. Upside remained as credit availability increases, home ownership bottoms and the burgeoning millennial demographic engages. We maintained our allocation to U.S.-centric non-agency mortgage-backed securities.
Our near-term outlook for agency mortgage-backed securities (“MBS”) remained negative as banks and overseas demand would likely be suppressed. Further rate hikes by the Fed would increase financing costs. In our opinion, policy risk is high with reform of government sponsored enterprises, mortgage insurance premium cuts, and changes in leadership at various government agencies causing concern throughout the mortgage market. We maintained our underweight position in agency

Portfolio Managers’ Report	Voya Intermediate Bond Fund

mortgages. Overall contribution to performance from the sector was positive driven by our allocation to collateralized mortgage obligations and underweight positioning.
While commercial mortgage-backed securities (“CMBS”) looked attractive in the near term due to supportive relative value and favorable technicals, we maintained our neutral long-term outlook as fundamentals, while strong, have broadly plateaued. Over the period, we reduced our overweight allocation to CMBS after spreads have tightened. Our security selection contributed positively to the portfolio’s performance.
Within asset-backed securities (“ABS”), our belief that tailwinds stemming from risk sentiment, strong fundamentals across almost all sub-sectors, and a relatively well positioned consumer would support tighter or stable credit spreads as structures continue to de-lever. Potential relative total return performance favored collateralized loan obligations (“CLOs”) as rates and LIBOR move higher, enhancing coupon carry, and foreign demand continued to rise. We maintained an overweight to take advantage of attractive fundamental factors while adding back CLOs after our allocation had rolled down. Our overweight to the sector as well as our allocation to CLOs contributed positively to performance.
Duration of U.S. interest rates was traded around the benchmark. We tended to be neutral to slightly shorter duration to protect principal in anticipation of the Fed raising rates.
Swaps, options and futures were used in conjunction with cash bonds for duration and yield curve management. Currency forwards were used for currency management and risk mitigation. These investment decisions in total (derivative instruments and cash securities) had a positive impact to the Funds relative performance over the reporting period.
Current Strategy & Outlook: In addition to watching the Fed, policy and geopolitical uncertainty, such as healthcare and tax reform, infrastructure spending and the French elections, among others, continue to dominate headlines. These factors represent numerous catalysts that could result in near-term volatility. Therefore, we are maintaining a shorter duration posture across our portfolios and we expect rates to rise in the near term; longer term, we maintain our belief that structural issues will keep a cap on how far they can rise. Additionally, we continue to favor domestically oriented risk such as non-agency residential mortgages and CLOs, as well as selective allocations to emerging markets.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund and both Randall Parrish and David Goodson were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-0.38%	2.92%	3.96%
Class B(2)	-3.44%	2.31%	3.44%
Class C(3)	0.53%	2.67%	3.45%
Class I	2.63%	3.78%	4.56%
Class O	2.19%	3.44%	4.22%
Class R	1.93%	3.18%	3.96%
Class R6(4)	2.54%	3.77%	4.56%
Class W(5)	2.54%	3.71%	4.71%
Excluding Sales Charge:
Class A	2.19%	3.44%	4.22%
Class B	1.52%	2.67%	3.44%
Class C	1.53%	2.67%	3.45%
Class I	2.63%	3.78%	4.56%
Class O	2.19%	3.44%	4.22%
Class R	1.93%	3.18%	3.96%
Class R6(4)	2.54%	3.77%	4.56%
Class W(5)	2.54%	3.71%	4.71%
Bloomberg Barclays U.S. Aggregate Bond	0.44%	2.34%	4.27%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(5)
Class W incepted on December 17, 2007. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Investment Type Allocation as of March 31, 2017 (as a percentage of net assets)

Corporate Bonds/Notes	49.0%
Asset-Backed Securities	16.5%
Commercial Mortgage-Backed Securities	8.4%
Collateralized Mortgage Obligations	5.8%
U.S. Treasury Obligations	4.7%
U.S. Government Agency Obligations	2.0%
Foreign Government Bonds**	0.0%
Assets in Excess of Other Liabilities*	13.6%
Net Assets	100.0%
* Includes short-term investments.
** Amount less than 0.005%
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended March 31, 2017, the Fund’s Class A shares provided a total return of 1.16% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 0.71%, for the same period.
Portfolio Specifics: The Fund outperformed its benchmark during the reporting period, primarily due to favorable asset allocation. Duration and yield curve results were less impactful.
The end of 2016 was highlighted by surprising U.S. election results in November and an unsurprising U.S. Federal Reserve Board (“Fed”) vote to increase interest rates by 25 basis points (0.25%) at its December 2016 meeting. The Fed then again raised interest rates another 25 basis points (0.25%) in March 2017. Our view was that we continued to believe U.S. growth would continue throughout the past fiscal year. Our key positioning was to favor domestic-based sectors.
An overweight to investment grade corporate bonds and underweight to U.S. Treasury bonds contributed to results as spreads tightened. The Fund preferred investment grade corporate bonds with a liquid bias. By the end of the fiscal year, the latest earnings season revealed an improvement in fundamentals as revenue and earnings declined at the slowest rate in over a year. Excluding commodity sectors, these measures were stable year-over-year. Furthermore, leverage has stabilized in non-commodity sectors. Technical factors remained supportive, including continued strong foreign demand.
We maintained our modest overweight allocation to high yield corporate bonds, while continuing to focus on higher quality securities. Our view was that spreads levels were reasonable, with the potential for modest improvement. High yield corporate bonds outperformed Treasuries, as well as the broader Index over the reporting period, driven by the lower quality credits.
While commercial mortgage-backed securities (“CMBS”) looked attractive in the near term due to supportive relative value and favorable technicals, we maintained our neutral long-term outlook as fundamentals, while strong, have, in our opinion, broadly plateaued. Our CMBS exposure contributed to the
Top Ten Holdings as of March 31, 2017* (as a percentage of net assets)

United States Treasury Note, 0.625%, 06/30/18	2.0%
Ginnie Mae Series 2014-53 JM, 7.124%, 04/20/39	1.0%
Bank of America Corp., 2.600%, 01/15/19	1.0%
United States Treasury Note, 2.125%, 02/29/24	1.0%
United States Treasury Note, 2.125%, 03/31/24	0.9%
Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/24	0.8%
Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/28	0.8%
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12, 5.882%, 02/15/51	0.8%
Freddie Mac REMIC Trust 3597 L, 5.000%, 07/15/39	0.7%
Ginnie Mae Series 2015-H31 FT, 1.430%, 11/20/65	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Fund’s performance.
Within asset-backed securities (“ABS”), our belief that tailwinds stemming from risk sentiment, strong fundamentals across almost all sub-sectors and a relatively well positioned consumer would support tighter or stable spreads as structures continue to de-lever. Potential relative total return performance favored collateralized loan obligations (“CLOs”) as rates and LIBOR move higher, enhancing coupon carry, and foreign demand continued to rise. We maintained an overweight to take advantage of attractive fundamental factors, while adding back CLOs after our allocation had rolled down. Our overweight to the sector, as well as our allocation to CLOs, contributed to performance.
Our near-term outlook for agency mortgage-backed securities (“MBS”) remained negative as banks and overseas demand would likely be suppressed. Furthermore, rate hikes by the Fed would increase financing costs. Policy risk is high with reform of government sponsored enterprises, mortgage insurance premium cuts and changes in leadership at various government agencies causing concern throughout the mortgage market. We maintained our underweight position in agency mortgages. Overall contribution to performance from the sector was slightly positive, driven by our allocation to collateralized mortgage obligations.
Duration of U.S. interest rates was traded around the benchmark. We tended to be neutral to slightly shorter duration to protect principal in anticipation of the Fed raising rates.
Swaps, options and futures where used in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) were positive to the Fund’s performance over the reporting period.
Current Strategy & Outlook: In addition to watching the Fed, policy and geopolitical uncertainty, such as health care and tax reform, infrastructure spending and the French elections, among others, continue to dominate headlines. These factors represent numerous catalysts that could result in near-term volatility. Therefore, we are maintaining a shorter duration posture and we expect rates to rise in the near term. Longer term, we maintain our belief that structural issues will keep a cap on how far they can rise. Additionally, we continue to favor domestically-oriented risk.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund and both Randall Parrish and David Goodson were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Short Term Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	Since Inception of Classes A, C, I, and W December 19, 2012	Since Inception of Class R6 July 31, 2013	Since Inception of Class R July 31, 2014
Including Sales Charge:
Class A(1)	-1.34%	0.47%	—	—
Class C(2)	-0.59%	0.30%	—	—
Class I	1.46%	1.35%	—	—
Class R	0.89%	—	—	0.76%
Class R6(3)	1.39%	—	1.37%	—
Class W	1.41%	1.31%	—	—
Excluding Sales Charge:
Class A	1.16%	1.07%	—	—
Class C	0.40%	0.30%	—	—
Class I	1.46%	1.35%	—	—
Class R	0.89%	—	—	0.76%
Class R6(3)	1.39%	—	1.37%	—
Class W	1.41%	1.31%	—	—
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.71%	0.89%	0.89%	0.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Investment Type Allocation as of March 31, 2017 (as a percentage of net assets)

Collateralized Mortgage Obligations	26.5%
Bank Loans	20.5%
Corporate Bonds/Notes	14.8%
Foreign Government Bonds	12.4%
Asset-Backed Securities	11.8%
Commercial Mortgage-Backed Securities	11.1%
U.S. Treasury Obligations	0.1%
Purchased Options**	0.0%
U.S. Government Agency Obligations**	0.0%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
* Includes short-term investments.
** Amount less than 0.005%
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended March 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.82% compared to the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index” or “Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity”), which returned 0.74%, for the same period.
Portfolio Specifics: For the year ended March 31, 2017, the Fund produced strong results and outperformed its benchmark.
The most significant contributor to performance was the Fund’s allocation to non-agency mortgage credit risk transfer securities. We believed these securities would continue to be driven by a housing market that recovers. Upside remains as credit availability increases, home ownership bottoms and the burgeoning millennial demographic engages. We maintained our allocation to U.S.-centric non-agency mortgage-backed securities (“MBS”) and particularly our overweight to credit risk transfer bonds.
Top Ten Holdings as of March 31, 2017* (as a percentage of net assets)

Russian Federal Bond - OFZ, 7.600%, 07/20/22	1.6%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	1.6%
Republic of Poland Government Bond, 3.250%, 07/25/25	1.1%
Russian Federal Bond - OFZ, 7.000%, 08/16/23	1.1%
Babson CLO Ltd. 2013-IIA C, 4.274%, 01/18/25	0.9%
Russian Federal Bond - OFZ, 7.500%, 08/18/21	0.9%
Fannie Mae 2011-47 GF, 1.552%, 06/25/41	0.8%
Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 3.235%, 09/25/36	0.8%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/19	0.7%
Wells Fargo Mortgage Backed Securities 2006-8 A18 Trust, 6.000%, 07/25/36	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
While commercial mortgage-backed securities looked attractive in the near term due to supportive relative value and favorable technicals, we maintained our neutral long-term outlook as fundamentals, while strong, have broadly plateaued. Our security selection contributed to the Fund’s performance.
Our allocation to high yield bonds and issue selection within the sector were positive for results. The asset class experienced a strong rally during the reporting period on the expectations of higher growth, modestly improving fundamentals — largely due to stabilized commodity prices — and lower defaults. We expect the upcoming earnings season to be supportive, particularly on a year-over-year basis. Technicals remain fairly muddled, but inflows are beginning to pick back up after seeing some outflows in March. Spreads finished the period around 380 basis points (3.80%) over Treasuries, which we would asses as decent value given our belief that the credit cycle is not rolling over and expectations for defaults continue to drop. A move inside 350 basis points (3.50%) would require a reassessment of the sustainability of the rally, as current conditions may not support those levels.
The Fund’s exposure to bank loans also boosted results. Loan prices generally moderated over the course of the reporting period. Strong investor demand versus lagging loan supply continues to drive repricings in the market. The first three months of 2017 saw a record level of loan activity.
While the Fund’s duration decreased during the reporting period, our interest rate positioning detracted from performance, driven largely from the Treasury selloff after the U.S. election.
Treasury futures didn’t have meaningful performance, and credit default swaps contributed modest positive results for the period.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Current Strategy & Outlook: Despite expectations for weak first quarter gross domestic product and recent lackluster jobs reports, the U.S. Federal Reserve Board (“Fed”) signaled in its latest meeting minutes that it still intends to continue policy normalization through various means. While interest rate hikes have dominated the spotlight, the Fed ending its balance sheet reinvestment policy and normalizing the size of its portfolio appeared to be further down the road, until now. Fed participants generally agreed that it would be appropriate to start phasing out reinvestments by “later this year,” with a possible start date in December 2017 at the earliest. Given its magnitude, the Fed stressed that a “gradual and predictable” reduction of its balance sheet is favored to minimize market volatility. As such, reinvestments in both U.S. Treasuries and agency MBS will likely be phased out over time. What does this mean for bond markets and for bond portfolios?
Investors may be quick to expect higher yields as a result of increased supply in the Treasury and mortgage markets. The U.S. Treasury’s broader funding strategy does not exist in isolation from Fed policy, however, and could adjust the maturity schedules for new issuance. Also, banks are likely to purchase a good portion of the increased supply of Treasuries and mortgages to replace excess reserves held on their balance sheets. Furthermore, low and negative rates outside the U.S. will continue to drive foreign demand for higher-yielding, high-quality assets. We believe that in the long run these factors will mitigate a significant move higher in rates. This, in turn, would allow the Fed to maintain its cautious pace of rate normalization as guided by market expectations.
Given this, we are keeping a modestly shorter duration posture across the Fund, while maintaining our overweight bias to spread assets based on our expectation for higher growth later in the year and into 2018. We view corporate credit as fundamentally attractive against a backdrop of accelerating corporate profits, paired with improving default trends, and view any weakness in the market as a buying opportunity. Additionally, select emerging markets such as Brazil and Russia remain compelling, as they benefit from better terms of trade and rising global export volumes.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund and both Brian Timberlake and Sean Banai were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	Since Inception of Classes A, C, I, R, and W November 2, 2012	Since Inception of Class R6 October 23, 2015
Including Sales Charge:
Class A(1)	4.19%	2.88%	—
Class C(2)	5.05%	2.65%	—
Class I	7.38%	3.88%	—
Class R	6.57%	3.17%	—
Class R6(3)	7.21%	—	3.84%
Class W	7.19%	3.53%	—
Excluding Sales Charge:
Class A	6.82%	3.49%	—
Class C	6.05%	2.65%	—
Class I	7.38%	3.88%	—
Class R	6.57%	3.17%	—
Class R6(3)	7.21%	—	3.84%
Class W	7.19%	3.53%	—
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity	0.74%	0.38%	0.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Opportunities Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2017*	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2017*
Voya GNMA Income Fund
Class A	$1,000.00	$990.60	0.93%	$4.62	$1,000.00	$1,020.29	0.93%	$4.68
Class B	1,000.00	986.80	1.68	8.32	1,000.00	1,016.55	1.68	8.45
Class C	1,000.00	985.60	1.68	8.32	1,000.00	1,016.55	1.68	8.45
Class I	1,000.00	992.10	0.64	3.18	1,000.00	1,021.74	0.64	3.23
Class W	1,000.00	991.90	0.68	3.38	1,000.00	1,021.54	0.68	3.43
Voya High Yield Bond Fund
Class A	$1,000.00	$1,034.30	1.06%	$5.38	$1,000.00	$1,019.65	1.06%	$5.34
Class B	1,000.00	1,029.20	1.81	9.16	1,000.00	1,015.91	1.81	9.10
Class C	1,000.00	1,030.50	1.81	9.16	1,000.00	1,015.91	1.81	9.10
Class I	1,000.00	1,036.10	0.71	3.60	1,000.00	1,021.39	0.71	3.58
Class P	1,000.00	1,039.30	0.07	0.36	1,000.00	1,024.58	0.07	0.35
Class R	1,000.00	1,031.80	1.31	6.64	1,000.00	1,018.40	1.31	6.59
Class R6	1,000.00	1,036.00	0.66	3.35	1,000.00	1,021.64	0.66	3.33
Class W	1,000.00	1,035.60	0.81	4.11	1,000.00	1,020.89	0.81	4.08

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2017*	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2017*
Voya Intermediate Bond Fund
Class A	$1,000.00	$985.80	0.65%	$3.22	$1,000.00	$1,021.69	0.65%	$3.28
Class B	1,000.00	983.00	1.40	6.92	1,000.00	1,017.95	1.40	7.04
Class C	1,000.00	983.00	1.40	6.92	1,000.00	1,017.95	1.40	7.04
Class I	1,000.00	988.40	0.33	1.64	1,000.00	1,023.29	0.33	1.66
Class O	1,000.00	985.80	0.65	3.22	1,000.00	1,021.69	0.65	3.28
Class R	1,000.00	984.60	0.90	4.45	1,000.00	1,020.44	0.90	4.53
Class R6	1,000.00	987.50	0.31	1.54	1,000.00	1,023.39	0.31	1.56
Class W	1,000.00	987.90	0.40	1.98	1,000.00	1,022.94	0.40	2.02
Voya Short Term Bond Fund
Class A	$1,000.00	$1,002.50	0.76%	$3.79	$1,000.00	$1,021.14	0.76%	$3.83
Class C	1,000.00	998.80	1.51	7.52	1,000.00	1,017.40	1.51	7.59
Class I	1,000.00	1,004.00	0.50	2.50	1,000.00	1,022.44	0.50	2.52
Class R	1,000.00	1,001.30	1.01	5.04	1,000.00	1,019.90	1.01	5.09
Class R6	1,000.00	1,003.10	0.47	2.35	1,000.00	1,022.59	0.47	2.37
Class W	1,000.00	1,003.70	0.51	2.55	1,000.00	1,022.39	0.51	2.57
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$1,030.80	1.06%	$5.37	$1,000.00	$1,019.65	1.06%	$5.34
Class C	1,000.00	1,027.10	1.81	9.15	1,000.00	1,015.91	1.81	9.10
Class I	1,000.00	1,034.00	0.69	3.50	1,000.00	1,021.49	0.69	3.48
Class R	1,000.00	1,029.50	1.31	6.63	1,000.00	1,018.40	1.31	6.59
Class R6	1,000.00	1,032.20	0.67	3.39	1,000.00	1,021.59	0.67	3.38
Class W	1,000.00	1,032.10	0.81	4.10	1,000.00	1,020.89	0.81	4.08

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Funds Trust
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, each a series of Voya Funds Trust, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Funds Trust as of March 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Boston, Massachusetts
May 26, 2017

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2017

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,568,121,568	$620,042,346	$3,757,792,006
Short-term investments at fair value**	—	50,692,164	293,137,183
Total investments at fair value	$1,568,121,568	$670,734,510	$4,050,929,189
Cash	75,659,737	63,918	77,845
Cash collateral for futures	2,824,843	—	5,501,601
Cash pledged for centrally cleared swaps (Note 2)	—	—	1,550,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	1,210,000
Foreign currencies at value***	—	—	234,945
Receivables:
Investment securities sold	29,946,013	1,670,625	27,925,193
Investment securities sold on a delayed-delivery or when-issued basis	342,972,728	—	75,218,171
Fund shares sold	3,038,628	918,283	6,577,440
Dividends	—	2,578	59,331
Interest	3,484,298	10,649,124	23,076,207
Unrealized appreciation on forward foreign currency contracts	—	—	258,714
Prepaid expenses	48,232	47,980	75,986
Other assets	31,490	11,165	61,226
Total assets	2,026,127,537	684,098,183	4,192,755,848
LIABILITIES:
Income distribution payable	369,657	84,030	659,357
Payable for investment securities purchased	13,564,306	7,068,500	85,281,412
Payable for investment securities purchased on a delayed-delivery or when-issued basis	776,457,535	—	202,296,785
Payable for fund shares redeemed	3,347,646	778,995	5,006,124
Payable for foreign cash collateral for futures****	—	—	1,081,002
Payable upon receipt of securities loaned	—	35,457,175	164,524,818
Unrealized depreciation on forward foreign currency contracts	—	—	1,724,386
Variation margin payable on centrally cleared swaps	—	—	86,503
Cash received as collateral for OTC derivatives (Note 2)	—	—	310,000
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	4,130,000	—	—
Payable for investment management fees	584,192	252,327	842,001
Payable for distribution and shareholder service fees	208,599	24,319	194,804
Payable to trustees under the deferred compensation plan (Note 6)	31,490	11,165	61,226
Payable for trustee fees	7,096	3,605	16,844
Other accrued expenses and liabilities	102,079	141,175	634,097
Written options, at fair value^	—	—	287,863
Total liabilities	798,802,600	43,821,291	463,007,222
NET ASSETS	$1,227,324,937	$640,276,892	$3,729,748,626
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,240,631,262	$651,778,491	$3,846,213,841
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(2,042,161)	11,313	(1,140,786)
Accumulated net realized loss	(15,412,802)	(28,960,138)	(139,802,292)
Net unrealized appreciation	4,148,638	17,447,226	24,477,863
NET ASSETS	$1,227,324,937	$640,276,892	$3,729,748,626
+ Including securities loaned at value	$—	$34,600,224	$160,888,836
* Cost of investments in securities	$1,563,770,595	$602,536,054	$3,738,263,829
** Cost of short-term investments	$—	$50,751,230	$293,096,069
*** Cost of foreign currencies	$—	$—	$224,612
**** Cost of payable for foreign cash collateral for futures	$—	$—	$1,081,002
^ Premiums received on written options	$—	$—	$32,349
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2017 (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$513,222,517	$60,926,664	$436,937,768
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	60,841,111	7,512,515	43,647,625
Net asset value and redemption price per share†	$8.44	$8.11	$10.01
Maximum offering price per share (2.50%)(1)	$8.66	$8.32	$10.27
Class B
Net assets	$70,140	$63,985	$187,916
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	8,363	7,896	18,819
Net asset value and redemption price per share†	$8.39	$8.10	$9.99
Class C
Net assets	$111,102,638	$13,112,777	$28,270,240
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	13,238,319	1,617,327	2,828,356
Net asset value and redemption price per share†	$8.39	$8.11	$10.00
Class I
Net assets	$461,076,268	$204,817,916	$1,578,844,331
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	54,587,337	25,297,285	157,789,626
Net asset value and redemption price per share	$8.45	$8.10	$10.01
Class O
Net assets	n/a	n/a	$32,404,423
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,237,137
Net asset value and redemption price per share	n/a	n/a	$10.01
Class P
Net assets	n/a	$149,605,989	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	18,453,086	n/a
Net asset value and redemption price per share	n/a	$8.11	n/a
Class R
Net assets	n/a	$267,218	$166,267,581
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	32,933	16,588,886
Net asset value and redemption price per share	n/a	$8.11	$10.02
Class R6
Net assets	n/a	$120,604,573	$832,462,101
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	14,888,322	83,226,497
Net asset value and redemption price per share	n/a	$8.10	$10.00
Class W
Net assets	$141,853,374	$90,877,770	$654,374,266
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	16,773,626	11,191,480	65,457,922
Net asset value and redemption price per share	$8.46	$8.12	$10.00

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2017

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$80,512,972	$155,661,440
Short-term investments at fair value**	13,733,803	9,457,863
Total investments at fair value	$94,246,775	$165,119,303
Cash	963	111,171
Cash collateral for futures	204,540	1,183,977
Cash pledged for centrally cleared swaps (Note 2)	—	1,191,000
Foreign currencies at value***	49,105	135,598
Receivables:
Investment securities sold	827,207	1,379,686
Fund shares sold	10,728	629,286
Dividends	1,013	4,094
Interest	468,751	1,110,924
Unrealized appreciation on forward foreign currency contracts	—	1,264,143
Prepaid expenses	38,304	37,737
Reimbursement due from manager	11,473	23,860
Other assets	2,379	1,224
Total assets	95,861,238	172,192,003
LIABILITIES:
Income distribution payable	948	365,420
Payable for investment securities purchased	1,567,992	8,901,482
Payable for fund shares redeemed	69,969	26,945
Payable for variation margin	—	18,437
Payable for foreign cash collateral for futures****	—	103,800
Payable upon receipt of securities loaned	983,395	996,954
Unrealized depreciation on forward foreign currency contracts	—	1,392,286
Payable for investment management fees	36,365	84,546
Payable for distribution and shareholder service fees	2,355	5,017
Payable to trustees under the deferred compensation plan (Note 6)	2,379	1,224
Payable for trustee fees	600	660
Unfunded loan commitments (Note 11)	—	111,739
Other accrued expenses and liabilities	36,074	27,696
Written options, at fair value^	—	22,677
Total liabilities	2,700,077	12,058,883
NET ASSETS	$93,161,161	$160,133,120
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$95,335,868	$158,259,037
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	87,638	(188,060)
Accumulated net realized loss	(2,324,500)	(799,953)
Net unrealized appreciation	62,155	2,862,096
NET ASSETS	$93,161,161	$160,133,120
+ Including securities loaned at value	$961,526	$975,485
* Cost of investments in securities	$80,481,196	$152,492,737
** Cost of short-term investments	$13,706,711	$9,457,663
*** Cost of foreign currencies	$55,805	$132,718
**** Cost of payable for foreign cash collateral for futures	$—	$103,800
^ Premiums received on written options	$—	$57,990
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2017 (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$4,893,833	$11,255,233
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	497,322	1,112,165
Net asset value and redemption price per share†	$9.84	$10.12
Maximum offering price per share (2.50%)(1)	$10.09	$10.38
Class C
Net assets	$1,078,744	$1,893,198
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	109,602	190,013
Net asset value and redemption price per share†	$9.84	$9.96
Class I
Net assets	$12,921,383	$27,338,803
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,313,263	2,686,804
Net asset value and redemption price per share	$9.84	$10.18
Class R
Net assets	$3,072	$3,955,078
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	312	393,915
Net asset value and redemption price per share	$9.84	$10.04
Class R6
Net assets	$73,870,880	$111,530,090
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	7,505,278	10,976,827
Net asset value and redemption price per share	$9.84	$10.16
Class W
Net assets	$393,249	$4,160,718
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	39,922	412,426
Net asset value and redemption price per share	$9.85	$10.09

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2017

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$18,196	$395,781
Interest, net of foreign taxes withheld*	27,437,350	42,602,215	110,348,054
Securities lending income, net	—	49,145	1,075,616
Total investment income	27,437,350	42,669,556	111,819,451
EXPENSES:
Investment management fees	7,795,285	4,027,646	9,095,413
Distribution and shareholder service fees:
Class A	1,511,164	174,214	1,195,056
Class B	772	1,107	1,857
Class C	1,224,405	132,306	318,224
Class O	—	—	83,687
Class R	—	1,311	791,188
Transfer agent fees:
Class A	456,197	110,044	445,181
Class B	59	178	172
Class C	92,380	20,687	29,501
Class I	206,331	160,552	305,936
Class O	—	—	31,050
Class P	—	3,764	—
Class R	—	410	146,360
Class R6	—	1,810	3,805
Class W	103,574	166,707	586,652
Shareholder reporting expense	154,465	41,975	175,500
Registration fees	187,824	112,095	201,958
Professional fees	67,218	48,040	172,322
Custody and accounting expense	160,940	109,865	369,380
Trustee fees	42,572	21,630	101,060
Miscellaneous expense	85,090	47,677	242,713
Interest expense	—	—	4,582
Total expenses	12,088,276	5,182,018	14,301,597
Waived and reimbursed fees	—	(730,683)	—
Net expenses	12,088,276	4,451,335	14,301,597
Net investment income	15,349,074	38,218,221	97,517,854
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,563,981)	1,999,664	(17,243,346)
Foreign currency related transactions	—	53	(2,057,429)
Futures	8,464,707	—	5,855,546
Swaps	—	2,334	(9,281,303)
Written options	—	—	1,784,289
Net realized gain (loss)	5,900,726	2,002,051	(20,942,243)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,585,911)	40,898,528	(10,077,825)
Foreign currency related transactions	—	—	(1,429,226)
Futures	(695,098)	—	(1,375,327)
Swaps	—	—	15,322,419
Written options	—	—	(255,514)
Net change in unrealized appreciation (depreciation)	(16,281,009)	40,898,528	2,184,527
Net realized and unrealized gain (loss)	(10,380,283)	42,900,579	(18,757,716)
Increase in net assets resulting from operations	$4,968,791	$81,118,800	$78,760,138
* Foreign taxes withheld	$—	$11,238	$92,936
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2017

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$14,251	$52,662
Interest, net of foreign taxes withheld*	2,299,251	6,734,642
Securities lending income, net	14,683	4,913
Total investment income	2,328,185	6,792,217
EXPENSES:
Investment management fees	540,005	858,413
Distribution and shareholder service fees:
Class A	24,676	9,928
Class C	11,635	8,308
Class R	14	18,689
Transfer agent fees:
Class A	3,041	5,413
Class C	329	1,159
Class I	12,423	2,113
Class R	1	5,429
Class R6	309	428
Class W	204	2,521
Shareholder reporting expense	2,373	8,072
Registration fees	67,476	95,633
Professional fees	14,959	22,969
Custody and accounting expense	27,065	66,225
Trustee fees	3,600	3,962
Proxy and solicitation costs (Note 6)	—	17,875
Miscellaneous expense	20,694	20,731
Interest expense	—	571
Total expenses	728,804	1,148,439
Waived and reimbursed fees	(118,256)	(205,624)
Net expenses	610,548	942,815
Net investment income	1,717,637	5,849,402
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	100,599	318,193
Foreign currency related transactions	—	(648,342)
Futures	61,998	937,404
Swaps	(298,758)	(200,668)
Written options	—	132,852
Net realized gain (loss)	(136,161)	539,439
Net change in unrealized appreciation (depreciation) on:
Investments	(140,567)	3,034,318
Foreign currency related transactions	(3,273)	(121,577)
Futures	17,840	(290,025)
Swaps	277,368	115,563
Written options	—	35,313
Net change in unrealized appreciation (depreciation)	151,368	2,773,592
Net realized and unrealized gain	15,207	3,313,031
Increase in net assets resulting from operations	$1,732,844	$9,162,433
* Foreign taxes withheld	$—	$6,612
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS:
Net investment income	$15,349,074	$14,536,625	$38,218,221	$30,579,727
Net realized gain (loss)	5,900,726	8,038,023	2,002,051	(11,178,355)
Net change in unrealized appreciation (depreciation)	(16,281,009)	1,582,920	40,898,528	(22,601,052)
Increase (decrease) in net assets resulting from operations	4,968,791	24,157,568	81,118,800	(3,199,680)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(9,371,652)	(10,261,642)	(3,664,076)	(3,699,919)
Class B	(567)	(3,247)	(5,053)	(12,886)
Class C	(904,359)	(1,020,443)	(594,565)	(584,981)
Class I	(10,228,852)	(6,159,476)	(15,804,366)	(14,525,380)
Class P	—	—	(7,518,324)	(8,274,354)
Class R	—	—	(13,089)	(17,340)
Class R6	—	—	(4,655,554)	—
Class W	(2,442,732)	(1,403,938)	(5,832,510)	(3,343,723)
Net realized gains:
Class A	(593,935)	—	—	—
Class B	(76)	—	—	—
Class C	(116,092)	—	—	—
Class I	(542,881)	—	—	—
Class W	(132,715)	—	—	—
Return of capital:
Class A	(6,278,979)	(5,747,286)	—	—
Class B	(813)	(1,202)	—	—
Class C	(1,248,578)	(1,002,493)	—	—
Class I	(5,716,429)	(3,826,237)	—	—
Class W	(1,418,914)	(981,071)	—	—
Total distributions	(38,997,574)	(30,407,035)	(38,087,537)	(30,458,583)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	610,508,428	727,335,904	454,059,893	332,231,556
Reinvestment of distributions	33,457,640	25,773,065	36,954,030	29,341,215
	643,966,068	753,108,969	491,013,923	361,572,771
Cost of shares redeemed	(746,448,713)	(262,149,692)	(524,312,053)	(214,313,353)
Net increase (decrease) in net assets resulting from capital share transactions	(102,482,645)	490,959,277	(33,298,130)	147,259,418
Net increase (decrease) in net assets	(136,511,428)	484,709,810	9,733,133	113,601,155
NET ASSETS:
Beginning of year or period	1,363,836,365	879,126,555	630,543,759	516,942,604
End of year or period	$1,227,324,937	$1,363,836,365	$640,276,892	$630,543,759
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(2,042,161)	$(1,508,575)	$11,313	$(133,655)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS:
Net investment income	$97,517,854	$78,918,416	$1,717,637	$2,063,227
Net realized loss	(20,942,243)	(8,714,395)	(136,161)	(483,365)
Net change in unrealized appreciation (depreciation)	2,184,527	(28,509,608)	151,368	(378,110)
Increase in net assets resulting from operations	78,760,138	41,694,413	1,732,844	1,201,752
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(14,128,199)	(12,642,432)	(154,091)	(59,522)
Class B	(4,128)	(4,057)	—	—
Class C	(704,341)	(555,671)	(9,364)	(4,284)
Class I	(43,585,570)	(32,378,317)	(220,901)	(158,586)
Class O	(992,005)	(861,161)	—	—
Class R	(4,302,360)	(2,987,626)	(40)	(40)
Class R6	(23,703,605)	(13,739,455)	(1,824,297)	(2,283,486)
Class W	(20,376,785)	(13,158,830)	(11,826)	(2,136)
Total distributions	(107,796,993)	(76,327,549)	(2,220,519)	(2,508,054)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,696,290,275	1,829,190,140	37,611,066	33,965,425
Reinvestment of distributions	100,764,579	71,748,402	2,203,439	2,504,562
	1,797,054,854	1,900,938,542	39,814,505	36,469,987
Cost of shares redeemed	(1,072,345,653)	(1,465,843,603)	(77,729,767)	(44,766,024)
Net increase (decrease) in net assets resulting from capital share transactions	724,709,201	435,094,939	(37,915,262)	(8,296,037)
Net increase (decrease) in net assets	695,672,346	400,461,803	(38,402,937)	(9,602,339)
NET ASSETS:
Beginning of year or period	3,034,076,280	2,633,614,477	131,564,098	141,166,437
End of year or period	$3,729,748,626	$3,034,076,280	$93,161,161	$131,564,098
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(1,140,786)	$4,877,593	$87,638	$98,259

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Opportunities Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS:
Net investment income	$5,849,402	$2,015,493
Net realized gain (loss)	539,439	(1,482,961)
Net change in unrealized appreciation (depreciation)	2,773,592	36,525
Increase in net assets resulting from operations	9,162,433	569,057
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(190,623)	(3,114)
Class C	(33,353)	(363)
Class I	(564,732)	(44,465)
Class R	(170,700)	(13,777)
Class R6	(5,854,425)	(887,689)
Class W	(95,217)	(107)
Total distributions	(6,909,050)	(949,515)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,508,190	140,663,405
Reinvestment of distributions	1,034,135	61,077
	42,542,325	140,724,482
Cost of shares redeemed	(5,703,070)	(25,697,045)
Net increase in net assets resulting from capital share transactions	36,839,255	115,027,437
Net increase in net assets	39,092,638	114,646,979
NET ASSETS:
Beginning of year or period	121,040,482	6,393,503
End of year or period	$160,133,120	$121,040,482
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(188,060)	$1,107,125

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
03-31-17	8.63	0.08	(0.04)	0.04	0.13	0.01	0.09	0.23	—	8.44	0.44	0.93	0.93	0.93	1.02	513,223	580
03-31-16	8.70	0.13	0.06	0.19	0.17	—	0.09	0.26	—	8.63	2.21	0.93	0.93	0.93	1.39	630,448	508
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
03-31-14	8.95	0.24•	(0.27)	(0.03)	0.30	—	—	0.30	—	8.62	(0.35)	0.94	0.94	0.94	2.74	558,520	302
03-31-13	9.09	0.22	0.00*	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90	0.90	2.38	727,058	352
Class B
03-31-17	8.57	0.02	(0.04)	(0.02)	0.06	0.01	0.09	0.16	—	8.39	(0.26)	1.68	1.68	1.68	0.26	70	580
03-31-16	8.65	0.06•	0.05	0.11	0.10	—	0.09	0.19	—	8.57	1.32	1.68	1.68	1.68	0.72	88	508
03-31-15	8.57	0.10•	0.21	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.21	333	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.11)	1.69	1.69	1.69	1.97	622	302
03-31-13	9.04	0.14•	0.01	0.15	0.22	0.05	0.02	0.29	—	8.90	1.74	1.65	1.65	1.65	1.59	1,430	352
Class C
03-31-17	8.58	0.02	(0.05)	(0.03)	0.06	0.01	0.09	0.16	—	8.39	(0.37)	1.68	1.68	1.68	0.27	111,103	580
03-31-16	8.65	0.05•	0.07	0.12	0.10	—	0.09	0.19	—	8.58	1.46	1.68	1.68	1.68	0.64	108,278	508
03-31-15	8.57	0.09	0.22	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.11	83,809	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.12)	1.69	1.69	1.69	1.97	95,602	302
03-31-13	9.04	0.16	0.00*	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65	1.65	1.63	177,823	352
Class I
03-31-17	8.64	0.10	(0.03)	0.07	0.16	0.01	0.09	0.26	—	8.45	0.76	0.64	0.64	0.64	1.29	461,076	580
03-31-16	8.71	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.64	2.50	0.64	0.64	0.64	1.65	506,384	508
03-31-15	8.63	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.71	4.70	0.65	0.65	0.65	1.94	223,920	511
03-31-14	8.96	0.26•	(0.27)	(0.01)	0.32	—	—	0.32	—	8.63	(0.09)	0.66	0.66	0.66	3.00	130,878	302
03-31-13	9.10	0.25	0.00*	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63	0.63	2.64	206,100	352
Class W
03-31-17	8.65	0.12	(0.05)	0.07	0.16	0.01	0.09	0.26	—	8.46	0.72	0.68	0.68	0.68	1.26	141,853	580
03-31-16	8.72	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.65	2.46	0.68	0.68	0.68	1.60	118,638	508
03-31-15	8.64	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.72	4.66	0.67	0.67	0.67	2.00	49,838	511
03-31-14	8.97	0.26	(0.27)	(0.01)	0.32	—	—	0.32	—	8.64	(0.09)	0.69	0.69	0.69	3.00	33,180	302
03-31-13	9.11	0.25•	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65	0.65	2.72	37,682	352
Voya High Yield Bond Fund
Class A
03-31-17	7.62	0.41	0.50	0.91	0.42	—	—	0.42	—	8.11	12.13	1.06	1.06	1.06	5.23	60,927	41
03-31-16	8.14	0.41	(0.52)	(0.11)	0.41	—	—	0.41	—	7.62	(1.36)	1.07	1.07	1.07	5.23	78,352	22
03-31-15	8.49	0.42	(0.34)	0.08	0.43	—	—	0.43	—	8.14	0.98	1.09	1.10	1.10	5.10	75,588	37
03-31-14	8.34	0.44	0.16	0.60	0.45	—	—	0.45	—	8.49	7.49	1.08	1.10	1.10	5.34	79,309	47
03-31-13	7.80	0.49	0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10	1.10	6.20	85,429	109
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class B
03-31-17	7.61	0.34	0.51	0.85	0.36	—	—	0.36	—	8.10	11.31	1.81	1.81	1.81	4.45	64	41
03-31-16	8.14	0.34	(0.52)	(0.18)	0.35	—	—	0.35	—	7.61	(2.22)	1.82	1.82	1.82	4.43	151	22
03-31-15	8.48	0.36	(0.33)	0.03	0.37	—	—	0.37	—	8.14	0.31	1.84	1.85	1.85	4.33	473	37
03-31-14	8.33	0.38	0.16	0.54	0.39	—	—	0.39	—	8.48	6.69	1.83	1.85	1.85	4.58	1,086	47
03-31-13	7.79	0.43	0.54	0.97	0.43	—	—	0.43	—	8.33	12.85	1.81	1.85	1.85	5.47	1,629	109
Class C
03-31-17	7.61	0.36	0.50	0.86	0.36	—	—	0.36	—	8.11	11.45	1.81	1.81	1.81	4.49	13,113	41
03-31-16	8.14	0.35	(0.53)	(0.18)	0.35	—	—	0.35	—	7.61	(2.24)	1.82	1.82	1.82	4.48	12,677	22
03-31-15	8.49	0.36	(0.34)	0.02	0.37	—	—	0.37	—	8.14	0.21	1.84	1.85	1.85	4.35	13,568	37
03-31-14	8.34	0.38	0.16	0.54	0.39	—	—	0.39	—	8.49	6.69	1.83	1.85	1.85	4.59	15,051	47
03-31-13	7.80	0.44	0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85	1.85	5.43	14,354	109
Class I
03-31-17	7.61	0.44	0.49	0.93	0.44	—	—	0.44	—	8.10	12.54	0.71	0.71	0.71	5.56	204,818	41
03-31-16	8.14	0.44	(0.53)	(0.09)	0.44	—	—	0.44	—	7.61	(1.12)	0.69	0.69	0.69	5.63	352,052	22
03-31-15	8.48	0.46	(0.34)	0.12	0.46	—	—	0.46	—	8.14	1.48	0.68	0.69	0.69	5.51	233,374	37
03-31-14	8.33	0.48	0.15	0.63	0.48	—	—	0.48	—	8.48	7.89	0.68	0.70	0.70	5.74	223,686	47
03-31-13	7.80	0.52•	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75	0.75	6.40	101,387	109
Class P
03-31-17	7.61	0.50	0.49	0.99	0.49	—	—	0.49	—	8.11	13.36	0.66	0.07	0.07	6.25	149,606	41
03-31-16	8.14	0.49	(0.53)	(0.04)	0.49	—	—	0.49	—	7.61	(0.51)	0.67	0.06	0.06	6.23	104,009	22
03-31-15	8.48	0.51	(0.34)	0.17	0.51	—	—	0.51	—	8.14	2.09	0.68	0.07	0.07	6.13	145,332	37
06-14-13(4) - 03-31-14	8.23	0.42•	0.25	0.67	0.42	—	—	0.42	—	8.48	8.40	0.68	0.07	0.07	6.35	81,146	47
Class R
03-31-17	7.62	0.40	0.49	0.89	0.40	—	—	0.40	—	8.11	11.85	1.31	1.31	1.31	4.99	267	41
03-31-16	8.15	0.39	(0.53)	(0.14)	0.39	—	—	0.39	—	7.62	(1.71)	1.32	1.32	1.32	5.00	323	22
03-31-15	8.49	0.42	(0.34)	0.08	0.42	—	—	0.42	—	8.15	0.91	1.34	1.34	1.34	4.93	181	37
01-30-14(4) - 03-31-14	8.38	0.08	0.10	0.18	0.07	—	—	0.07	—	8.49	2.17	1.33	1.33	1.33	5.50	3	47
Class R6
08-03-16(4) - 03-31-17	7.89	0.30•	0.20	0.50	0.29	—	—	0.29	—	8.10	6.39	0.66	0.66	0.66	5.74	120,605	41
Class W
03-31-17	7.63	0.44	0.49	0.93	0.44	—	—	0.44	—	8.12	12.40	0.81	0.81	0.81	5.49	90,878	41
03-31-16	8.15	0.43	(0.52)	(0.09)	0.43	—	—	0.43	—	7.63	(1.08)	0.82	0.82	0.82	5.51	82,981	22
03-31-15	8.50	0.45	(0.35)	0.10	0.45	—	—	0.45	—	8.15	1.26	0.84	0.85	0.85	5.37	48,426	37
03-31-14	8.35	0.47	0.16	0.63	0.48	—	—	0.48	—	8.50	7.78	0.83	0.85	0.85	5.60	20,090	47
03-31-13	7.81	0.51•	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85	0.85	6.30	14,703	109
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund
Class A
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.65	436,938	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.57	490,902	465††
03-31-15	9.91	0.24	0.36	0.60	0.28	—	—	0.28	—	10.23	6.09	0.66	0.66	0.66	2.41	995,117	587††
03-31-14	10.09	0.31•	(0.20)	0.11	0.29	—	—	0.29	—	9.91	1.11	0.70	0.70	0.70	3.16	535,194	525††
03-31-13	9.90	0.34	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	301,544	490††
Class B
03-31-17	10.06	0.19	(0.04)	0.15	0.22	—	—	0.22	—	9.99	1.52	1.40	1.40	1.40	1.91	188	403††
03-31-16	10.20	0.19	(0.16)	0.03	0.17	—	—	0.17	—	10.06	0.33	1.40	1.40	1.40	1.76	145	465††
03-31-15	9.90	0.18	0.33	0.51	0.21	—	—	0.21	—	10.20	5.17	1.41	1.41	1.41	1.69	447	587††
03-31-14	10.07	0.22•	(0.18)	0.04	0.21	—	—	0.21	—	9.90	0.43	1.45	1.45	1.45	2.27	727	525††
03-31-13	9.88	0.27•	0.32	0.59	0.40	—	—	0.40	—	10.07	6.02	1.45	1.45	1.45	2.63	1,928	490††
Class C
03-31-17	10.07	0.19	(0.04)	0.15	0.22	—	—	0.22	—	10.00	1.53	1.40	1.40	1.40	1.91	28,270	403††
03-31-16	10.21	0.18	(0.14)	0.04	0.18	—	—	0.18	—	10.07	0.37	1.40	1.40	1.40	1.85	31,945	465††
03-31-15	9.90	0.17	0.34	0.51	0.20	—	—	0.20	—	10.21	5.21	1.41	1.41	1.41	1.68	32,593	587††
03-31-14	10.07	0.24	(0.20)	0.04	0.21	—	—	0.21	—	9.90	0.44	1.45	1.45	1.45	2.32	26,604	525††
03-31-13	9.89	0.27	0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45	1.45	2.63	35,308	490††
Class I
03-31-17	10.08	0.30	(0.04)	0.26	0.33	—	—	0.33	—	10.01	2.63	0.33	0.33	0.33	3.00	1,578,844	403††
03-31-16	10.23	0.29	(0.16)	0.13	0.28	—	—	0.28	—	10.08	1.36	0.32	0.32	0.32	2.93	1,137,655	465††
03-31-15	9.91	0.28	0.35	0.63	0.31	—	—	0.31	—	10.23	6.46	0.32	0.32	0.32	2.76	613,643	587††
03-31-14	10.08	0.35	(0.20)	0.15	0.32	—	—	0.32	—	9.91	1.56	0.33	0.33	0.33	3.48	408,114	525††
03-31-13	9.90	0.37•	0.32	0.69	0.51	—	—	0.51	—	10.08	7.04	0.42	0.42	0.42	3.64	531,681	490††
Class O
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.66	32,404	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.59	33,928	465††
03-31-15	9.92	0.25	0.34	0.59	0.28	—	—	0.28	—	10.23	6.01	0.66	0.66	0.66	2.43	36,329	587††
03-31-14	10.09	0.31	(0.19)	0.12	0.29	—	—	0.29	—	9.92	1.21	0.70	0.70	0.70	3.09	37,673	525††
03-31-13	9.90	0.34•	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	41,596	490††
Class R
03-31-17	10.10	0.24	(0.04)	0.20	0.28	—	—	0.28	—	10.02	1.93	0.90	0.90	0.90	2.42	166,268	403††
03-31-16	10.24	0.23	(0.14)	0.09	0.23	—	—	0.23	—	10.10	0.88	0.90	0.90	0.90	2.36	145,437	465††
03-31-15	9.93	0.22	0.34	0.56	0.25	—	—	0.25	—	10.24	5.71	0.91	0.91	0.91	2.08	121,657	587††
03-31-14	10.10	0.30	(0.20)	0.10	0.27	—	—	0.27	—	9.93	0.96	0.95	0.95	0.95	2.82	11,139	525††
03-31-13	9.91	0.30	0.35	0.65	0.46	—	—	0.46	—	10.10	6.57	0.95	0.95	0.95	3.14	14,401	490††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class R6
03-31-17	10.08	0.30	(0.04)	0.26	0.34	—	—	0.34	—	10.00	2.54	0.31	0.31	0.31	3.01	832,462	403††
03-31-16	10.22	0.29	(0.15)	0.14	0.28	—	—	0.28	—	10.08	1.47	0.31	0.31	0.31	2.97	605,884	465††
03-31-15	9.91	0.28	0.34	0.62	0.31	—	—	0.31	—	10.22	6.38	0.31	0.31	0.31	2.77	371,049	587††
05-31-13(4) - 03-31-14	10.02	0.29•	(0.13)	0.16	0.27	—	—	0.27	—	9.91	1.67	0.33	0.33	0.33	3.52	241,001	525††
Class W
03-31-17	10.07	0.29	(0.03)	0.26	0.33	—	—	0.33	—	10.00	2.54	0.40	0.40	0.40	2.92	654,374	403††
03-31-16	10.22	0.28	(0.15)	0.13	0.28	—	—	0.28	—	10.07	1.28	0.40	0.40	0.40	2.87	588,181	465††
03-31-15	9.90	0.27	0.35	0.62	0.30	—	—	0.30	—	10.22	6.36	0.41	0.41	0.41	2.67	462,779	587††
03-31-14	10.07	0.33•	(0.19)	0.14	0.31	—	—	0.31	—	9.90	1.46	0.45	0.45	0.45	3.39	354,894	525††
03-31-13	9.89	0.37•	0.32	0.69	0.51	—	—	0.51	—	10.07	7.04	0.45	0.45	0.45	3.64	225,738	490††
Voya Short Term Bond Fund
Class A
03-31-17	9.88	0.12•	(0.01)	0.11	0.15	—	—	0.15	—	9.84	1.16	0.85	0.76	0.76	1.18	4,894	227
03-31-16	9.97	0.13•	(0.06)	0.07	0.16	—	—	0.16	—	9.88	0.67	0.96	0.80	0.80	1.28	9,658	109
03-31-15	10.01	0.13	(0.01)	0.12	0.16	—	—	0.16	—	9.97	1.20	0.89	0.80	0.80	1.31	303	95
03-31-14	10.01	0.11•	0.03	0.14	0.14	—	—	0.14	—	10.01	1.43	0.91	0.80	0.80	1.12	173	116
12-19-12(4) - 03-31-13	10.00	0.02	(0.01)	0.01	0.00*	—	—	0.00*	—	10.01	0.13	2.39	0.80	0.80	0.63	4	85
Class C
03-31-17	9.88	0.04	0.00*	0.04	0.08	—	—	0.08	—	9.84	0.40	1.60	1.51	1.51	0.45	1,079	227
03-31-16	9.98	0.06	(0.08)	(0.02)	0.08	—	—	0.08	—	9.88	(0.19)	1.71	1.55	1.55	0.51	898	109
03-31-15	10.02	0.05	(0.01)	0.04	0.08	—	—	0.08	—	9.98	0.44	1.64	1.55	1.55	0.56	344	95
03-31-14	9.99	0.03	0.04	0.07	0.04	—	—	0.04	—	10.02	0.73	1.66	1.55	1.55	0.35	352	116
12-19-12(4) - 03-31-13	10.00	(0.01)	0.00*	(0.01)	—	—	—	—	—	9.99	(0.10)	3.14	1.55	1.55	(0.39)	3	85
Class I
03-31-17	9.88	0.15	(0.01)	0.14	0.18	—	—	0.18	—	9.84	1.46	0.67	0.50	0.50	1.46	12,921	227
03-31-16	9.98	0.16	(0.08)	0.08	0.18	—	—	0.18	—	9.88	0.85	0.63	0.50	0.50	1.53	9,954	109
03-31-15	10.02	0.17	(0.02)	0.15	0.19	—	—	0.19	—	9.98	1.50	0.59	0.50	0.50	1.63	7,416	95
03-31-14	10.00	0.11•	0.06	0.17	0.15	—	—	0.15	—	10.02	1.74	0.61	0.50	0.50	1.13	4,419	116
12-19-12(4) - 03-31-13	10.00	0.02	0.00*	0.02	0.02	—	—	0.02	—	10.00	0.22	0.61	0.50	0.50	0.84	177,653	85
Class R
03-31-17	9.88	0.09	0.00*	0.09	0.13	—	—	0.13	—	9.84	0.89	1.10	1.01	1.01	0.93	3	227
03-31-16	9.97	0.10	(0.06)	0.04	0.13	—	—	0.13	—	9.88	0.40	1.21	1.05	1.05	0.97	3	109
07-31-14(4) - 03-31-15	9.99	0.07•	0.00*	0.07	0.09	—	—	0.09	—	9.97	0.72	1.14	1.05	1.05	1.00	3	95
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class R6
03-31-17	9.89	0.14	0.00*	0.14	0.19	—	—	0.19	—	9.84	1.39	0.56	0.47	0.47	1.47	73,871	227
03-31-16	9.98	0.15	(0.05)	0.10	0.19	—	—	0.19	—	9.89	0.98	0.55	0.47	0.47	1.55	110,520	109
03-31-15	10.02	0.16	(0.01)	0.15	0.19	—	—	0.19	—	9.98	1.53	0.54	0.47	0.47	1.63	133,098	95
07-31-13(4) - 03-31-14	9.98	0.09•	0.06	0.15	0.11	—	—	0.11	—	10.02	1.49	0.55	0.47	0.47	1.31	169,497	116
Class W
03-31-17	9.89	0.14•	0.00*	0.14	0.18	—	—	0.18	—	9.85	1.41	0.60	0.51	0.51	1.42	393	227
03-31-16	9.98	0.17	(0.08)	0.09	0.18	—	—	0.18	—	9.89	0.91	0.71	0.55	0.55	1.61	531	109
03-31-15	10.02	0.15•	(0.01)	0.14	0.18	—	—	0.18	—	9.98	1.41	0.64	0.55	0.55	1.46	3	95
03-31-14	10.01	0.12	0.05	0.17	0.16	—	—	0.16	—	10.02	1.70	0.66	0.55	0.55	1.24	3	116
12-19-12(4) - 03-31-13	10.00	0.02	0.00*	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55	0.55	0.59	3	85
Voya Strategic Income Opportunities Fund
Class A
03-31-17	9.94	0.42•	0.24	0.66	0.48	—	—	0.48	—	10.12	6.82	1.22	1.06	1.06	4.17	11,255	68
03-31-16	9.97	0.30•	(0.27)	0.03	0.06	—	—	0.06	—	9.94	0.25	1.25	1.01	1.01	2.99	1,492	83
03-31-15	9.93	0.34•	0.05	0.39	0.35	—	—	0.35	—	9.97	3.97	2.75	1.03	1.03	3.40	438	158
03-31-14	10.16	0.50•	(0.29)	0.21	0.44	—	—	0.44	—	9.93	2.21	4.23	0.87	0.87	5.11	309	338
11-02-12(4) - 03-31-13	10.00	0.12	0.10	0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83	0.83	3.26	4	193
Class C
03-31-17	9.78	0.33•	0.25	0.58	0.40	—	—	0.40	—	9.96	6.05	1.97	1.81	1.81	3.38	1,893	68
03-31-16	9.85	0.22•	(0.28)	(0.06)	0.01	—	—	0.01	—	9.78	(0.57)	2.00	1.76	1.76	2.25	421	83
03-31-15	9.86	0.26•	0.05	0.31	0.32	—	—	0.32	—	9.85	3.22	3.50	1.78	1.78	2.61	170	158
03-31-14	10.14	0.36•	(0.25)	0.11	0.39	—	—	0.39	—	9.86	1.18	4.98	1.62	1.62	3.63	48	338
11-02-12(4) - 03-31-13	10.00	0.11	0.08	0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58	1.58	2.69	3	193
Class I
03-31-17	9.99	0.45•	0.27	0.72	0.53	—	—	0.53	—	10.18	7.38	0.85	0.69	0.69	4.51	27,339	68
03-31-16	9.98	0.38•	(0.29)	0.09	0.08	—	—	0.08	—	9.99	0.91	0.87	0.63	0.63	3.77	6,046	83
03-31-15	9.94	0.38	0.04	0.42	0.38	—	—	0.38	—	9.98	4.29	2.36	0.64	0.64	3.78	5,453	158
03-31-14	10.17	0.44	(0.22)	0.22	0.45	—	—	0.45	—	9.94	2.26	3.84	0.48	0.48	4.42	5,264	338
11-02-12(4) - 03-31-13	10.00	0.16	0.08	0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38	0.38	3.87	5,107	193
Class R
03-31-17	9.86	0.37	0.26	0.63	0.45	—	—	0.45	—	10.04	6.57	1.47	1.31	1.31	3.82	3,955	68
03-31-16	9.90	0.30•	(0.28)	0.02	0.06	—	—	0.06	—	9.86	0.17	1.50	1.26	1.26	3.05	3,397	83
03-31-15	9.91	0.31•	0.05	0.36	0.37	—	—	0.37	—	9.90	3.70	3.00	1.28	1.28	3.12	330	158
03-31-14	10.15	0.38	(0.23)	0.15	0.39	—	—	0.39	—	9.91	1.57	4.48	1.12	1.12	3.77	3	338
11-02-12(4) - 03-31-13	10.00	0.13	0.08	0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08	1.08	3.20	3	193
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund (continued)
Class R6
03-31-17	9.99	0.45	0.25	0.70	0.53	—	—	0.53	—	10.16	7.21	0.83	0.67	0.67	4.46	111,530	68
10-23-15(4) - 03-31-16	10.05	0.16•	(0.14)	0.02	0.08	—	—	0.08	—	9.99	0.21	0.87	0.63	0.63	3.70	109,630	83
Class W
03-31-17	9.90	0.44•	0.26	0.70	0.51	—	—	0.51	—	10.09	7.19	0.97	0.81	0.81	4.38	4,161	68
03-31-16	9.96	0.33•	(0.31)	0.02	0.08	—	—	0.08	—	9.90	0.17	1.00	0.76	0.76	3.33	54	83
03-31-15	9.89	0.36	0.05	0.41	0.34	—	—	0.34	—	9.96	4.24	2.50	0.78	0.78	3.60	3	158
03-31-14	10.17	0.43•	(0.26)	0.17	0.45	—	—	0.45	—	9.89	1.72	3.98	0.62	0.62	4.29	3	338
11-02-12(4) - 03-31-13	10.00	0.15	0.09	0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58	0.58	3.68	3	193

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 50% for the year ended March 31, 2017 and 33%, 31%, 68% and 98% for the fiscal years ended March 31, 2016, 2015, 2014 and 2013, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017

NOTE 1 — ORGANIZATION
Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. At the close of business on May 2, 2017, all outstanding Class B shares of each respective Fund were converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares.
Class B shares of the Funds that offer Class B shares are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the Voya family of funds.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank

*
Patent Pending

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the year ended March 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of March 31, 2017, the maximum amount of loss that Intermediate Bond and Strategic Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $458,733 and $1,278,507, respectively, which represents the gross payments to be received by the Funds on open purchased options and forward foreign currency contracts were they to be unwound as of March 31, 2017. At March 31, 2017, Intermediate Bond had received $310,000 in cash collateral from certain counterparties. Strategic Income Opportunities did not receive any cash collateral at March 31, 2017.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of March 31, 2017, Intermediate Bond and Strategic Income Opportunities had a liability position of  $2,012,249 and $1,414,963, respectively, on open forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2017, the Funds could have been required to pay this amount in cash to their counterparties. At March 31, 2017, Intermediate Bond had pledged $1,210,000 in cash collateral to certain counterparties for open OTC derivatives. There was no cash collateral pledged by Strategic Income Opportunities at March 31, 2017.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended March 31, 2017, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.
During the year ended March 31, 2017, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables following the Portfolio of Investments for open forward foreign currency contracts at March 31, 2017.
	Buy	Sell
Intermediate Bond	$9,748,367	$72,088,762
Strategic Income Opportunities	56,046,957	61,637,148
Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2017, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2017, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at March 31, 2017.
	Purchased	Sold
GNMA Income	$—	$264,789,063
Intermediate Bond	221,224,805	180,117,236
Short Term Bond	31,566,478	6,320,730
Strategic Income Opportunities	12,236,548	36,152,369
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. Prior to July 29, 2016, GNMA Income declared and paid dividends monthly. Prior to April 1, 2016, Strategic Income Opportunities declared and paid dividends annually. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At March 31, 2017, certain counterparties had pledged $4,130,000 in cash collateral to GNMA for open delayed-delivery or when-issued transactions.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended March 31, 2017, Intermediate Bond and Strategic Income Opportunities had purchased and written interest rate swaptions to manage duration and yield curve exposures and to generate income.
During the year ended March 31, 2017, Intermediate Bond and Strategic Income Opportunities had purchased credit default swaptions to manage credit risk.
Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the year ended March 31, 2017. Please refer to the Portfolio of Investments for open purchased interest rate swaptions and the table following for open written interest rate swaptions for both Intermediate Bond and Strategic Income Opportunities. There were no open credit default swaptions for any Fund at March 31, 2017.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2017, if any, for which a Fund

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended March 31, 2017, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Funds entered into CDX swap contracts to gain additional exposure to various sectors of the credit markets. The Funds had an average notional amount of CDX swaps to sell protection as follows:
Sell Protection
High Yield	$6,000,000
Intermediate Bond	101,900,000
Short Term Bond	1,000,000
Strategic Income Opportunities	12,935,000
Please refer to the table following the Portfolio of Investments for open credit default swaps to sell protection for Strategic Income Opportunities at March 31, 2017. There were no open credit default swaps for any other Fund at March 31, 2017.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended March 31, 2017, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $492,101,000 and $24,592,400, respectively.
For the year ended March 31, 2017, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $731,572,600, $11,510,333 and $11,505,750, respectively.
Please refer to the table following the Portfolio of Investments for Intermediate Bond and Strategic Income Opportunities for open centrally cleared interest rate swaps at March 31, 2017. There were no open centrally cleared interest rate swaps for Short Term Bond at March 31, 2017.
At March 31, 2017, Intermediate Bond and Strategic Income Opportunities had pledged $1,550,000 and $1,191,000, respectively, as cash collateral for open centrally cleared interest rate swaps.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The unrealized appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price. Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Funds.
For the year ended March 31, 2017, Intermediate Bond, Short Term Bond and Strategic Income Opportunities each entered into one foreign currency volatility swap with a notional amount of  $25,244,100, $390,100 and $1,917,400. The Funds entered into foreign currency volatility swaps to take a position on future expectations of volatility. There were no open foreign currency volatility swaps at March 31, 2017.
P. Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.
Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2017, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$61,261,095	$15,740,257
High Yield Bond	267,170,106	276,204,778
Intermediate Bond	1,903,219,476	1,385,988,389
Short Term Bond	56,710,776	83,339,972
Strategic Income Opportunities	118,288,545	73,832,037
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$10,016,210,459	$10,085,643,803
Intermediate Bond	12,656,176,354	12,693,155,405
Short Term Bond	206,351,462	215,593,557
Strategic Income Opportunities	8,729,774	5,967,646
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of High Yield Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	Fee
GNMA Income	0.57% on first $1 billion, 0.50% on next $4 billion and 0.45% on assets thereafter
High Yield Bond	0.61% on first $500 million, 0.55% on next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond	0.45% on all assets
Strategic Income Opportunities	0.65% on all assets
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class R6 and Class W and as otherwise noted below) has a distribution and/or distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and Class O shares have a shareholder service plan pursuant to Rule 12b-1 under the 1940 Act (each, a “Rule 12b-1 Plan” and together, the “Rule 12b-1 Plans”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Rule 12b-1 Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A, Class B and/or Class C shares, as applicable (together with the Rule 12b-1 Plans referenced above, the “Plans”). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	N/A	1.00%	N/A	0.50%
Strategic Income Opportunities	0.25%	N/A	1.00%	N/A	0.50%

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2017, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
GNMA Income	$50,469	$—
High Yield Bond	5,170	—
Intermediate Bond	10,362	—
Short Term Bond	603	—
Strategic Income Opportunities	1,463	—
Contingent Deferred Sales Charges:
GNMA Income	$2,609	$37,092
High Yield Bond	4,680	1,069
Intermediate Bond	1,443	1,943
Short Term Bond	10,050	125
Strategic Income Opportunities	—	769
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended March 31, 2017, Strategic Income Opportunities incurred $17,875 of proxy and solicitation costs associated with the revision to the Fund’s fundamental investment restriction governing concentration. The Investment Adviser reimbursed the Fund for these costs.
At March 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Institutional Trust Company	GNMA Income	19.19%
Voya Intermediate Bond Portfolio	High Yield Bond	20.24
Voya Retirement Insurance and Annuity Company	GNMA Income	5.77
	Intermediate Bond	17.40
Voya Solution 2025 Portfolio	Short Term Bond	21.93
Voya Solution Income Portfolio	Short Term Bond	35.48
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
GNMA Income	0.95%	1.70%	1.70%	0.65%	N/A	N/A	N/A	N/A	0.70%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	0.15%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%	0.50%
Short Term Bond	0.80%	N/A	1.55%	0.50%	N/A	N/A	1.05%	0.47%	0.55%
Strategic Income Opportunities(1)(2)(3)	1.15%	N/A	1.90%	0.72%	N/A	N/A	1.40%	0.67%	0.90%

(1)
Prior to August 1, 2016, for Strategic Income Opportunities, the expense limits shown included the expenses of the underlying investment companies. The amount of fees and expenses of an underlying investment company borne by the Fund was based on the Fund’s allocation of assets to, and the net expenses of, a particular underlying investment company.

(2)
As of August 1, 2016, any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(3)
Prior to August 1, 2016, the Expense Limitation Agreement for Class I of Strategic Income Opportunities was 0.70%.

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

With the exception of Strategic Income Opportunities and the non-recoupable Class P management fee waiver for High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2017 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	March 31,
	2018	2019	2020	Total
Short Term Bond	$104,644	$107,869	$107,375	$319,888
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2017, are as follows:
	March 31,
	2018	2019	2020	Total
Short Term Bond
Class A	$66	$2,936	$—	$3,002
Class C	88	400	—	488
Class I	1,041	4,399	9,680	15,120
Class R	1	2	—	3
Class W	28	88	—	116
The Expense Limitation Agreement is contractual through August 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of
$400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Funds or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2017:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Intermediate Bond	28	$4,177,250	1.43%
Strategic Income Opportunities	6	2,093,333	1.66
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended March 31, 2017 were as follows:
	Notional Amount	Cost
Balance at 03/31/2016	—	$—
Options Purchased	679,330,000	1,834,150
Options Expired	(523,800,000)	(1,806,114)
Balance at 03/31/2017	155,530,000	$28,036

Transactions in purchased credit default swaptions for Intermediate Bond during the year ended March 31, 2017 were as follows:
	Notional Amount	Cost
Balance at 03/31/2016	—	$—
Options Purchased	182,000,000	227,500
Options Expired	(182,000,000)	(227,500)
Balance at 03/31/2017	—	$—

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written interest rate swaptions for Intermediate Bond during the year ended March 31, 2017 were as follows:
	Notional Amount	Premiums Received
Balance at 03/31/2016	—	$—
Options Written	679,330,000	1,816,638
Options Expired	(523,800,000)	(1,784,289)
Balance at 03/31/2017	155,530,000	$32,349

Transactions in purchased interest rate swaptions for Strategic Income Opportunities during the year ended March 31, 2017 were as follows:
	Notional Amount	Cost
Balance at 03/31/2016	—	$—
Options Purchased	48,400,000	192,200
Options Expired	(39,000,000)	(134,477)
Balance at 03/31/2017	9,400,000	$57,723

Transactions in purchased credit default swaptions for Intermediate Bond during the year ended March 31, 2017 were as follows:
	Notional Amount	Cost
Balance at 03/31/2016	—	$—
Options Purchased	5,500,000	6,875
Options Expired	(5,500,000)	(6,875)
Balance at 03/31/2017	—	$—

Transactions in written interest rate swaptions for Short Term Bond during the year ended March 31, 2017 were as follows:
	Number of Contracts	Premiums Received
Balance at 03/31/2016	—	$—
Options Written	48,400,000	190,842
Options Expired	(39,000,000)	(132,852)
Balance at 03/31/2017	9,400,000	$57,990

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
GNMA Income
Class A
3/31/2017	14,487,331	—	1,718,632	(28,417,745)	(12,211,782)	124,311,113	—	14,707,229	(242,297,317)	(103,278,975)
3/31/2016	23,264,301	—	1,672,007	(11,777,971)	13,158,337	200,380,806	—	14,398,678	(101,448,034)	113,331,450
Class B
3/31/2017	26	—	170	(2,062)	(1,866)	225	—	1,445	(17,539)	(15,869)
3/31/2016	2,814	—	518	(31,565)	(28,233)	24,115	—	4,444	(270,927)	(242,368)
Class C
3/31/2017	4,807,149	—	220,761	(4,406,958)	620,952	41,128,424	—	1,878,700	(37,282,818)	5,724,306
3/31/2016	4,925,127	—	191,559	(2,182,940)	2,933,746	42,194,660	—	1,641,438	(18,708,112)	25,127,986
Class I
3/31/2017	38,493,787	—	1,517,791	(44,013,436)	(4,001,858)	330,624,396	—	13,002,173	(375,145,828)	(31,519,259)
3/31/2016	45,866,725	—	852,569	(13,824,593)	32,894,701	395,508,088	—	7,346,325	(119,166,997)	283,687,416
Class W
3/31/2017	13,405,385	—	451,019	(10,794,006)	3,062,398	114,444,270	—	3,868,093	(91,705,211)	26,607,152
3/31/2016	10,337,826	—	276,204	(2,615,763)	7,998,267	89,228,235	—	2,382,180	(22,555,622)	69,054,793
High Yield Bond
Class A
3/31/2017	3,743,314	—	396,948	(6,916,839)	(2,776,577)	29,651,120	—	3,157,662	(54,572,876)	(21,764,094)
3/31/2016	5,288,902	—	397,306	(4,677,950)	1,008,258	40,526,566	—	3,101,999	(36,140,923)	7,487,642
Class B
3/31/2017	1,154	—	621	(13,677)	(11,902)	8,926	—	4,919	(109,307)	(95,462)
3/31/2016	170	—	1,428	(39,927)	(38,329)	1,339	—	11,274	(315,181)	(302,568)
Class C
3/31/2017	307,596	—	52,592	(407,918)	(47,730)	2,440,539	—	419,057	(3,246,513)	(386,917)
3/31/2016	335,964	—	50,924	(388,220)	(1,332)	2,627,846	—	397,092	(3,018,036)	6,902

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
High Yield Bond (continued)
Class I
3/31/2017	18,512,857	—	1,936,883	(41,429,697)	(20,979,957)	146,391,373	—	15,356,624	(328,931,184)	(167,183,187)
3/31/2016	28,674,313	—	1,832,946	(12,915,018)	17,592,241	219,179,594	—	14,229,608	(99,504,418)	133,904,784
Class P
3/31/2017	4,118,240	—	942,682	(274,828)	4,786,094	33,147,703	—	7,518,324	(2,191,612)	38,474,415
3/31/2016	591,547	—	1,055,798	(5,836,892)	(4,189,547)	4,712,792	—	8,245,701	(44,685,476)	(31,726,983)
Class R
3/31/2017	4,764	—	1,642	(15,840)	(9,434)	37,561	—	13,089	(123,228)	(72,578)
3/31/2016	30,091	—	2,198	(12,194)	20,095	244,801	—	17,092	(90,023)	171,870
Class R6
8/3/2016(1) - 3/31/2017	22,268,088	—	578,783	(7,958,549)	14,888,322	175,818,441	—	4,655,554	(63,892,215)	116,581,780
Class W
3/31/2017	8,419,529	—	729,916	(8,840,680)	308,765	66,564,230	—	5,828,801	(71,245,118)	1,147,913
3/31/2016	8,415,767	—	430,241	(3,903,305)	4,942,703	64,938,618	—	3,338,449	(30,559,296)	37,717,771
Intermediate Bond
Class A
3/31/2017	23,298,637	—	1,191,301	(29,509,986)	(5,020,048)	235,356,710	—	12,091,532	(299,960,495)	(52,512,253)
3/31/2016	18,513,121	—	1,162,591	(68,307,177)	(48,631,465)	185,244,858	—	11,659,582	(692,474,068)	(495,569,628)
Class B
3/31/2017	6,010	—	196	(1,748)	4,458	61,055	—	1,978	(17,612)	45,421
3/31/2016	66	—	323	(29,849)	(29,460)	665	—	3,234	(298,986)	(295,087)
Class C
3/31/2017	612,068	—	50,989	(1,006,474)	(343,417)	6,208,788	—	515,970	(10,122,013)	(3,397,255)
3/31/2016	530,238	—	41,579	(590,971)	(19,154)	5,301,174	—	415,820	(5,903,513)	(186,519)
Class I
3/31/2017	77,008,539	—	3,936,779	(35,979,963)	44,965,355	777,949,764	—	39,840,263	(364,480,859)	453,309,168
3/31/2016	97,857,532	—	2,978,834	(48,015,575)	52,820,791	987,623,508	—	29,792,829	(477,916,541)	539,499,796
Class O
3/31/2017	215,176	—	9,046	(350,705)	(126,483)	2,181,893	—	91,673	(3,544,971)	(1,271,405)
3/31/2016	180,894	—	7,906	(376,682)	(187,882)	1,811,541	—	79,176	(3,773,826)	(1,883,109)
Class R
3/31/2017	4,796,756	—	412,042	(3,020,505)	2,188,293	48,656,408	—	4,178,688	(30,553,815)	22,281,281
3/31/2016	4,610,139	—	294,280	(2,381,746)	2,522,673	46,247,482	—	2,950,492	(23,844,475)	25,353,499
Class R6
3/31/2017	39,986,409	—	2,342,376	(19,216,304)	23,112,481	404,651,139	—	23,703,003	(194,185,226)	234,168,916
3/31/2016	35,505,404	—	1,373,344	(13,068,201)	23,810,547	355,109,182	—	13,736,047	(130,933,258)	237,911,971
Class W
3/31/2017	21,887,585	—	2,010,273	(16,832,263)	7,065,595	221,224,518	—	20,341,472	(169,480,662)	72,085,328
3/31/2016	24,831,944	—	1,311,108	(13,052,252)	13,090,800	247,851,730	—	13,111,222	(130,698,936)	130,264,016
Short Term Bond
Class A
3/31/2017	264,513	—	15,493	(760,041)	(480,035)	2,610,005	—	152,959	(7,476,802)	(4,713,838)
3/31/2016	950,873	—	5,991	(9,904)	946,960	9,404,344	—	59,130	(97,971)	9,365,503
Class C
3/31/2017	73,026	—	844	(55,103)	18,767	722,242	—	8,333	(543,634)	186,941
3/31/2016	73,082	—	431	(17,111)	56,402	721,169	—	4,266	(168,522)	556,913
Class I
3/31/2017	576,330	—	21,212	(291,359)	306,183	5,694,681	—	209,343	(2,871,360)	3,032,664
3/31/2016	666,325	—	15,699	(418,225)	263,799	6,587,417	—	155,504	(4,128,957)	2,613,964
Class R
3/31/2017	—	—	4	—	4	—	—	39	—	39
3/31/2016	—	—	4	—	4	—	—	40	—	40
Class R6
3/31/2017	2,838,368	—	184,314	(6,695,037)	(3,672,355)	28,058,950	—	1,820,939	(66,167,289)	(36,287,400)
3/31/2016	1,686,518	—	230,322	(4,074,843)	(2,158,003)	16,717,168	—	2,283,486	(40,359,706)	(21,359,052)

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Short Term Bond (continued)
Class W
3/31/2017	53,147	—	1,197	(68,093)	(13,749)	525,188	—	11,826	(670,682)	(133,668)
3/31/2016	54,249	—	216	(1,104)	53,361	535,327	—	2,136	(10,868)	526,595
Strategic Income Opportunities
Class A
3/31/2017	1,202,045	—	17,815	(257,871)	961,989	12,099,209	—	179,349	(2,592,262)	9,686,296
3/31/2016	116,610	—	239	(10,629)	106,220	1,238,252	—	2,365	(191,058)	1,049,559
Class C
3/31/2017	167,393	—	3,242	(23,659)	146,976	1,658,329	—	32,112	(233,790)	1,456,651
3/31/2016	26,077	—	37	(294)	25,820	283,650	—	363	(31,489)	252,524
Class I
3/31/2017	2,104,498	—	54,998	(77,600)	2,081,896	21,321,867	—	556,395	(785,931)	21,092,331
3/31/2016	2,539,064	—	4,460	(2,484,896)	58,628	25,593,263	—	44,465	(24,969,762)	667,966
Class R
3/31/2017	144,950	—	17,103	(112,508)	49,545	1,444,671	—	170,612	(1,121,930)	493,353
3/31/2016	350,316	—	1,398	(40,623)	311,091	3,559,386	—	13,777	(496,078)	3,077,085
Class R6
3/31/2017	4,090	—	73	(5)	4,158	41,229	—	736	(50)	41,915
10/23/2015(1) - 3/31/2016	10,972,669	—	—	—	10,972,669	109,938,197	—	—	(8,658)	109,929,539
Class W
3/31/2017	493,869	—	9,461	(96,378)	406,952	4,942,885	—	94,931	(969,107)	4,068,709
3/31/2016	5,136	—	11	—	5,147	50,657	—	107	—	50,764

(1)
Commencement of operations.

NOTE 11 — UNFUNDED COMMITMENTS
Certain Funds may enter in credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At March 31, 2017, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Commitments	Unrealized Appreciation at 3/31/17*
Acrisure, LLC	$5,476	$91
Oberthur Technologies S.A.	92,763	348
TricorBraun Holdings, Inc.	13,500	307
	$111,739	$746

*
The unrealized appreciation on these commitments as of March 31, 2017 is included in the Investments in securities at fair value on the Statement of Assets and Liabilities.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S.
government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred.

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 12 — SECURITIES LENDING (continued)

The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2017:
High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$2,585,627	$(2,585,627)	$—
Citadel Clearing LLC	4,120,080	(4,120,080)	—
Citigroup Global Markets Inc.	8,679,093	(8,679,093)	—
Credit Suisse Securities (USA) LLC	1,764,528	(1,764,528)	—
Goldman, Sachs & Co.	7,877,598	(7,877,598)	—
HSBC Securities (USA) Inc.	2,128,548	(2,128,548)	—
J.P. Morgan Securities LLC	6,460,523	(6,460,523)	—
Janney Montgomery Scott LLC	202,410	(202,410)	—
Jefferies LLC	239,024	(239,024)	—
Morgan Stanley & Co. LLC	268,417	(268,417)	—
Wells Fargo Securities LLC	274,376	(274,376)	—
	$34,600,224	$(34,600,224)	$—

(1)
Collateral with a fair value of  $35,457,175 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$9,556,745	$(9,556,745)	$—
BNP Paribas Prime Brokerage Intl Ltd	10,033,265	(10,033,265)	—
Citadel Clearing LLC	21,091	(21,091)	—
Citigroup Global Markets Inc.	2,712,147	(2,712,147)	—
Daiwa Capital Markets America Inc.	736,373	(736,373)	—
Deutsche Bank Securities Inc.	539,274	(539,274)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	119,536,223	(119,536,223)	—
HSBC Securities (USA) Inc.	633,335	(633,335)	—
J.P. Morgan Securities LLC	8,228,934	(8,228,934)	—
Jefferies LLC	559,444	(559,444)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	875,346	(875,346)	—
Morgan Stanley & Co. LLC	402,782	(402,782)	—
Nomura Securities International, Inc.	1,662,376	(1,662,376)	—
RBC Capital Markets, LLC	2,944,733	(2,944,733)	—
Scotia Capital (USA) INC	1,421,745	(1,421,745)	—
UBS Securities LLC.	313,759	(313,759)	—
Wells Fargo Securities LLC	711,264	(711,264)	—
	$160,888,836	$(160,888,836)	$—

(1)
Collateral with a fair value of  $164,524,818 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	$694,538	$(694,538)	$—
Morgan Stanley & Co. LLC	49,554	(49,554)	—
RBC Capital Markets, LLC	217,434	(217,434)	—
Total	$961,526	$(961,526)	$—

(1)
Collateral with a fair value of  $983,395 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$152,148	$(152,148)	—
Citadel Clearing LLC	79,453	(79,453)	—
Credit Suisse Securities (Europe) Limited	452,802	(452,802)	—
Goldman, Sachs & Co.	150,169	(150,169)	—
RBC Capital Markets, LLC	140,913	(140,913)	—
Total	$975,485	$(975,485)	$—

(1)
Collateral with a fair value of  $996,954 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of March 31, 2017:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
GNMA Income	$—	$7,065,502	$(7,065,502)
High Yield Bond	(9,006,267)	14,284	8,991,983
Intermediate Bond	—	4,260,760	(4,260,760)
Short Term Bond	—	492,261	(492,261)
Strategic Income Opportunities	—	(235,537)	235,537
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended March 31, 2017		Year Ended March 31, 2016
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
GNMA Income	$24,333,861	$14,663,713	$18,848,746	$11,558,289
High Yield Bond	38,087,537	—	30,458,583	—
Intermediate Bond	107,796,993	—	76,327,549	—
Short Term Bond	2,220,519	—	2,508,054	—
Strategic Income Opportunities	6,909,050	—	949,515	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
GNMA Income	$—	$—	$(15,614,934)	$2,703,591	$—	—	—
High Yield Bond	104,039	—	—	17,414,455	(14,980,165)	Short-term	2018
					(13,947,202)	Long-term	None
					$(28,927,367)
Intermediate Bond	3,335,839	(4,046,300)	(54,992,025)	25,570,569	(85,625,747)	Short-term	2018
Short Term Bond	90,419	—	(308,803)	50,596	(736,049)	Short-term	None
					(1,268,089)	Long-term	None
					$(2,004,138)
Strategic Income Opportunities	174,463	—	—	2,710,091	(819,574)	Short-term	None
					(190,089)	Long-term	None
					$(1,009,663)

NOTES TO FINANCIAL STATEMENTSas of March 31, 2017 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 14 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2017, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0165	May 1, 2017	Daily
Class B	$0.0112	May 1, 2017	Daily
Class C	$0.0112	May 1, 2017	Daily
Class I	$0.0185	May 1, 2017	Daily
Class W	$0.0183	May 1, 2017	Daily
High Yield Bond
Class A	$0.0349	May 1, 2017	Daily
Class B	$0.0299	May 1, 2017	Daily
Class C	$0.0299	May 1, 2017	Daily
Class I	$0.0372	May 1, 2017	Daily
Class P	$0.0413	May 1, 2017	Daily
Class R	$0.0333	May 1, 2017	Daily
Class R6	$0.0370	May 1, 2017	Daily
Class W	$0.0366	May 1, 2017	Daily
Intermediate Bond
Class A	$0.0233	May 1, 2017	Daily
Class B	$0.0171	May 1, 2017	Daily
Class C	$0.0171	May 1, 2017	Daily
	Per Share Amount	Payable Date	Record Date
Class I	$0.0261	May 1, 2017	Daily
Class O	$0.0233	May 1, 2017	Daily
Class R	$0.0213	May 1, 2017	Daily
Class R6	$0.0262	May 1, 2017	Daily
Class W	$0.0254	May 1, 2017	Daily
Short Term Bond
Class A	$0.0121	May 1, 2017	Daily
Class C	$0.0061	May 1, 2017	Daily
Class I	$0.0146	May 1, 2017	Daily
Class R	$0.0104	May 1, 2017	Daily
Class R6	$0.0148	May 1, 2017	Daily
Class W	$0.0142	May 1, 2017	Daily
Strategic Income Opportunities
Class A	$0.0279	May 1, 2017	Daily
Class C	$0.0213	May 1, 2017	Daily
Class I	$0.0318	May 1, 2017	Daily
Class R	$0.0256	May 1, 2017	Daily
Class R6	$0.0320	May 1, 2017	Daily
Class W	$0.0299	May 1, 2017	Daily
Class conversion: On March 9, 2017, the Board approved the early conversion for the Funds’ Class B shares to Class A shares of the same Fund, except for Short Term Bond and Strategic Income Opportunities, which do not have Class B shares. At the close of business on May 2, 2017, all outstanding Class B shares of each respective Fund were converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares.
Line of Credit renewal: Effective May 19, 2017, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of  $400,000,000.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2017

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 54.6%
2,238,481	Fannie Mae 2005-43 PZ, 6.000%, 05/25/35	$2,647,642	0.2
1,061,264	Fannie Mae 2007-60 ZB, 4.750%, 05/25/37	1,180,011	0.1
4,302,842	Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	4,785,367	0.4
15,328,461 ^	Fannie Mae 2012-148 HI, 3.500%, 05/25/42	2,243,225	0.2
335,501	Fannie Mae Grantor Trust 2004-T1 1A1, 6.000%, 01/25/44	379,755	0.0
1,959,903	Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/33	2,291,374	0.2
3,575,202	Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/33	3,771,710	0.3
6,002,195	Fannie Mae REMIC Trust 2003-76 EZ, 5.000%, 08/25/33	6,805,427	0.5
892,382	Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/34	966,420	0.1
2,035,936 ^	Fannie Mae REMIC Trust 2005-17 ES, 5.768%, 03/25/35	269,697	0.0
1,479,507	Fannie Mae REMIC Trust 2005-59 NQ, 14.421%, 05/25/35	1,903,428	0.1
1,374,109	Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/35	1,492,552	0.1
499,480	Fannie Mae REMIC Trust 2006-115 ES, 22.633%, 12/25/36	726,762	0.1
3,751,543 ^	Fannie Mae REMIC Trust 2006-36 SP, 5.718%, 05/25/36	520,923	0.0
6,806,315 ^	Fannie Mae REMIC Trust 2006-79 SH, 5.468%, 08/25/36	1,328,479	0.1
180,385	Fannie Mae REMIC Trust 2007-114 A6, 1.182%, 10/27/37	180,263	0.0
792,597	Fannie Mae REMIC Trust 2009-12 LK, 7.853%, 03/25/39	862,370	0.1
1,861,549	Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/35	2,093,293	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,000,000	Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/39	$6,385,018	0.5
5,084,839	Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/40	5,715,144	0.5
2,478,438	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	2,616,300	0.2
4,957,622 ^	Fannie Mae REMIC Trust 2012-128 VS, 5.268%, 06/25/42	768,619	0.1
12,269,726 ^	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/27	1,221,762	0.1
5,592,798 ^	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/42	969,866	0.1
5,087,814 ^	Fannie Mae REMIC Trust 2012-68 SD, 5.718%, 06/25/32	932,315	0.1
3,457,000	Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/42	3,353,283	0.3
1,884,226 ^	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/42	252,415	0.0
5,245,027 ^	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/33	646,909	0.0
8,285,906	Fannie Mae Series 2016-51 S, 4.938%, 10/25/43	8,255,900	0.7
2,892,648	Freddie Mac 3770 GA, 4.500%, 10/15/40	3,170,081	0.3
4,894,445	Freddie Mac REMIC Trust 2005-S001 2A2, 1.132%, 09/25/45	4,831,171	0.4
748,563	Freddie Mac REMIC Trust 2653 SC, 6.309%, 07/15/33	820,293	0.1
1,088,336	Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/34	1,142,090	0.1
344,288	Freddie Mac REMIC Trust 3012 ST, 18.676%, 04/15/35	487,907	0.0
637,507	Freddie Mac REMIC Trust 3065 DC, 17.123%, 03/15/35	899,413	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,241,894	Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/36	$1,379,872	0.1
7,735,144 ^	Freddie Mac REMIC Trust 3181 TA, 0.500%, 07/15/36	167,469	0.0
783,569 ^	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/35	149,514	0.0
506,532 ^	Freddie Mac REMIC Trust 3753 PS, 5.188%, 06/15/40	32,349	0.0
4,695,320 ^	Freddie Mac REMIC Trust 3795 PI, 4.500%, 10/15/35	104,297	0.0
883,873	Freddie Mac REMIC Trust 3864 NT, 5.500%, 03/15/39	933,025	0.1
4,626,891	Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/41	4,903,241	0.4
2,633,194 ^	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	342,649	0.0
1,078,601	Freddie Mac Series 4040 UZ, 5.000%, 05/15/42	1,259,820	0.1
368,495 ^	Freddie Mac-Ginnie Mae Series 21 SA, 7.018%, 10/25/23	55,080	0.0
1,994,717	Ginnie Mae 2004-65 ZG, 5.500%, 07/20/34	2,237,257	0.2
4,531,596	Ginnie Mae 2009-110 ZA, 5.500%, 11/16/39	5,525,737	0.5
1,335,558	Ginnie Mae 2009-54 HZ, 5.000%, 07/20/39	1,475,022	0.1
3,965,022	Ginnie Mae 2009-H01 FA, 2.128%, 11/20/59	4,010,094	0.3
2,000,000	Ginnie Mae 2010-116 PB, 5.000%, 06/16/40	2,301,113	0.2
2,645,050	Ginnie Mae 2010-125 BZ, 4.500%, 09/16/40	2,929,216	0.2
8,556,112 ^^	Ginnie Mae 2011-70 PO, 05/16/41	7,188,199	0.6
5,791,114	Ginnie Mae 2012-H14 FK, 1.360%, 07/20/62	5,789,014	0.5
7,097,666 ^	Ginnie Mae 2014-107 XS, 4.672%, 07/16/44	932,222	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,619,880 ^	Ginnie Mae 2014-96 SQ, 4.672%, 07/16/44	$483,430	0.0
4,599,246	Ginnie Mae 2015-H13 FG, 1.180%, 04/20/65	4,569,252	0.4
32,157,395 ^	Ginnie Mae 2016-120 IM, 3.500%, 07/20/46	5,293,631	0.4
5,946,346 ^	Ginnie Mae 2016-84 IO, 5.000%, 12/20/40	680,994	0.1
27,444,033	Ginnie Mae 2016-H20 FB, 1.330%, 09/20/66	27,390,182	2.2
24,987,486	Ginnie Mae 2016-H23 F, 1.530%, 10/20/66	24,968,895	2.0
241,389	Ginnie Mae Series 2002-11 TS, 18.215%, 02/16/32	314,983	0.0
40,242	Ginnie Mae Series 2002-15 SX, 14.043%, 01/20/32	52,911	0.0
945,230 ^	Ginnie Mae Series 2002-76 SG, 6.672%, 10/16/29	185,767	0.0
6,267,916	Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/33	6,743,826	0.6
229,262	Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/34	257,438	0.0
1,059,507	Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/34	1,185,569	0.1
1,234,099	Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/34	1,375,701	0.1
4,564	Ginnie Mae Series 2004-28 SV, 8.022%, 04/20/34	4,586	0.0
5,539,897	Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/34	6,126,523	0.5
312,973	Ginnie Mae Series 2004-87 SB, 6.585%, 03/17/33	325,972	0.0
2,088,989 ^	Ginnie Mae Series 2004-98 SA, 5.722%, 11/20/34	428,236	0.0
1,939,016	Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/35	2,132,129	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
604,775 ^	Ginnie Mae Series 2005-25 SI, 6.000%, 01/20/34	$116,488	0.0
1,753,645 ^	Ginnie Mae Series 2005-7 AH, 5.842%, 02/16/35	295,214	0.0
1,261,909 ^	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/35	343,777	0.0
996,917	Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/35	1,107,787	0.1
722,862	Ginnie Mae Series 2005-91 UP, 12.443%, 09/16/31	871,214	0.1
1,800,000	Ginnie Mae Series 2005-92 PB, 6.000%, 12/20/35	2,086,406	0.2
8,998,764	Ginnie Mae Series 2005-96 Z, 5.500%, 12/16/35	10,034,731	0.8
10,567,856	Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/36	12,683,912	1.0
1,687,928	Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/36	1,969,286	0.2
16,123,731 ^	Ginnie Mae Series 2006-26 TB, 0.250%, 06/20/36	157,351	0.0
3,123,077	Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/36	3,533,445	0.3
3,181,165 ^	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/37	920,114	0.1
168,816	Ginnie Mae Series 2007-37 S, 21.896%, 04/16/37	206,812	0.0
200,000	Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/37	220,444	0.0
268,814	Ginnie Mae Series 2007-5 MT, 1.198%, 02/20/34	268,163	0.0
4,205,562 ^	Ginnie Mae Series 2007-53 SC, 5.522%, 09/20/37	758,979	0.1
99,551	Ginnie Mae Series 2007-53 SW, 17.270%, 09/20/37	142,675	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,111,724	Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/37	$2,354,920	0.2
3,917,319	Ginnie Mae Series 2007-63 Z, 6.000%, 10/20/37	4,479,894	0.4
2,450,590	Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/38	2,987,260	0.2
1,101,603 ^	Ginnie Mae Series 2008-3 SA, 5.572%, 01/20/38	190,677	0.0
2,242,082 ^	Ginnie Mae Series 2008-40 PS, 5.572%, 05/16/38	384,262	0.0
4,973,944 ^	Ginnie Mae Series 2008-82 SA, 5.022%, 09/20/38	750,992	0.1
8,160,734 ^	Ginnie Mae Series 2009-110 SA, 5.422%, 04/16/39	958,419	0.1
695,055	Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/39	759,827	0.1
2,084,046	Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/39	2,375,628	0.2
1,029,000	Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/39	1,148,562	0.1
5,527,150	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	6,031,118	0.5
5,008,976	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/39	5,347,658	0.4
2,582,755	Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/39	3,095,903	0.3
514,172 ^	Ginnie Mae Series 2009-55 BI, 1.000%, 06/16/37	19,250	0.0
1,533,212	Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/39	1,826,401	0.2
1,523,176	Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/39	2,348,186	0.2
715,566	Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/39	930,913	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,934,660 ^	Ginnie Mae Series 2009-66 QS, 5.122%, 05/20/32	$242,627	0.0
2,770,922	Ginnie Mae Series 2009-67 NZ, 6.000%, 08/16/39	3,232,627	0.3
3,783	Ginnie Mae Series 2009-68 KA, 5.000%, 09/20/37	3,785	0.0
1,827,210 ^	Ginnie Mae Series 2009-77 SA, 5.222%, 09/16/39	275,421	0.0
3,018,333	Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/39	3,525,948	0.3
838,026	Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/39	1,077,744	0.1
530,313	Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/39	569,961	0.1
4,944,382 ^	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/40	746,369	0.1
3,672,460 ^	Ginnie Mae Series 2010-116 NS, 5.722%, 09/16/40	608,789	0.1
441,492 ^	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/40	63,769	0.0
1,000,000	Ginnie Mae Series 2010-14 B, 4.500%, 02/16/40	1,104,950	0.1
2,629,292 ^	Ginnie Mae Series 2010-158 SA, 5.072%, 12/20/40	429,232	0.0
1,630,253 ^	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	92,386	0.0
7,149,621 ^	Ginnie Mae Series 2010-166 GS, 5.022%, 12/20/40	1,106,061	0.1
3,889,939 ^	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/39	489,699	0.0
3,125,000	Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/40	3,385,299	0.3
6,531,689	Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/40	6,774,924	0.6
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,215,343 ^	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/39	$164,151	0.0
1,600,000	Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/40	1,766,112	0.1
2,123,551 ^	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/40	730,383	0.1
5,512,764	Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/39	6,273,943	0.5
2,718,478	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/40	2,947,685	0.2
37,077,994	Ginnie Mae Series 2010-61 EZ, 5.000%, 05/20/40	40,363,004	3.3
4,761,000	Ginnie Mae Series 2010-67 JD, 4.500%, 05/20/39	4,997,113	0.4
1,705,308 ^	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/38	92,914	0.0
70,879 ^	Ginnie Mae Series 2010-89 KI, 4.500%, 12/20/37	1,692	0.0
2,558,958 ^	Ginnie Mae Series 2010-9 SB, 5.522%, 09/20/38	191,493	0.0
8,415,106	Ginnie Mae Series 2010-H01 FA, 1.601%, 01/20/60	8,459,739	0.7
10,040,829	Ginnie Mae Series 2010-H10 FB, 1.781%, 05/20/60	10,167,661	0.8
10,802,451	Ginnie Mae Series 2010-H10 FC, 1.781%, 05/20/60	10,920,360	0.9
11,272,895	Ginnie Mae Series 2010-H20 AF, 1.110%, 10/20/60	11,170,636	0.9
790,427 ^	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/41	143,199	0.0
276,498	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	309,968	0.0
715,107	Ginnie Mae Series 2011-169 BG, 5.409%, 04/16/39	780,008	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,371,120	Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/41	$6,864,165	0.6
1,720,056	Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/40	1,844,147	0.2
12,795,151 ^	Ginnie Mae Series 2011-73 LS, 5.712%, 08/20/39	1,581,447	0.1
2,819,000	Ginnie Mae Series 2011-85 LC, 4.000%, 10/20/40	2,962,809	0.2
1,552,897	Ginnie Mae Series 2011-H07 FA, 1.280%, 02/20/61	1,548,336	0.1
3,038,615 ^	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/39	569,216	0.0
4,452,407 ^	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/40	484,392	0.0
1,266,577 ^	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/42	203,794	0.0
14,324,074 ^	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/37	1,717,103	0.1
856,437 ^	Ginnie Mae Series 2012-34 MS, 5.772%, 04/16/41	154,149	0.0
414,570	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	429,401	0.0
4,103,237	Ginnie Mae Series 2012-43 MB, 4.000%, 04/20/42	4,575,491	0.4
7,831,035 ^	Ginnie Mae Series 2012-48 SA, 5.722%, 04/16/42	1,675,322	0.1
10,618,199 ^	Ginnie Mae Series 2012-60 SG, 5.172%, 05/16/42	1,823,470	0.2
2,931,747 ^	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/41	427,861	0.0
27,624 ^	Ginnie Mae Series 2012-98 WI, 4.500%, 02/20/38	764	0.0
2,837,410	Ginnie Mae Series 2012-H11 VA, 1.430%, 05/20/62	2,843,429	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
33,043,446	Ginnie Mae Series 2012-H12 FB, 1.830%, 02/20/62	$33,496,451	2.7
2,067,594	Ginnie Mae Series 2012-H20 BA, 1.340%, 09/20/62	2,064,729	0.2
4,643,860	Ginnie Mae Series 2012-H29 SA, 1.295%, 10/20/62	4,628,122	0.4
3,000,000	Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/39	3,126,290	0.3
2,790,436	Ginnie Mae Series 2013-148 YA, 4.500%, 09/20/40	2,917,355	0.2
1,251,701	Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/43	1,195,829	0.1
1,900,000 ^	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/43	649,882	0.1
2,243,535 ^	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/42	365,138	0.0
11,637,440 ^	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/42	1,916,994	0.2
6,588,318 ^	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/40	649,704	0.1
2,823,838	Ginnie Mae Series 2013-H08 BF, 1.180%, 03/20/63	2,802,623	0.2
6,285,397	Ginnie Mae Series 2013-H10 FT, 1.260%, 04/20/63	6,302,724	0.5
4,544,035	Ginnie Mae Series 2013-H14 FC, 1.250%, 06/20/63	4,523,980	0.4
1,614,501	Ginnie Mae Series 2013-H18 BA, 1.380%, 07/20/63	1,614,272	0.1
4,792,574	Ginnie Mae Series 2013-H19 DF, 1.430%, 05/20/63	4,796,397	0.4
10,938,242	Ginnie Mae Series 2013-H19 FC, 1.380%, 08/20/63	10,936,258	0.9
3,750,427	Ginnie Mae Series 2013-H20 FB, 1.780%, 08/20/63	3,798,188	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,656,631	Ginnie Mae Series 2013-H23 FA, 2.080%, 09/20/63	$4,762,626	0.4
9,999,640	Ginnie Mae Series 2013-H23 TA, 1.500%, 09/20/63	10,039,801	0.8
2,793,200	Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/44	2,960,443	0.2
1,485,618	Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/44	1,576,397	0.1
5,917,154 ^	Ginnie Mae Series 2014-30 ES, 4.022%, 03/20/40	727,338	0.1
12,862,576	Ginnie Mae Series 2015-10 Q, 2.254%, 10/20/44	12,267,039	1.0
12,125,000	Ginnie Mae Series 2015-143 B, 3.500%, 04/20/45	12,502,873	1.0
4,572,831 ^	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/44	850,901	0.1
13,347,340	Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/44	13,443,569	1.1
50,678,403	Ginnie Mae Series 2015-H31 FT, 1.430%, 11/20/65	50,864,530	4.1
19,181,911 ^	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/46	3,783,080	0.3
10,313,855	Ginnie Mae Series 2016-5 AB, 4.684%, 01/20/46	11,129,147	0.9
32,449,828	Ginnie Mae Series 2016-H08 FT, 1.500%, 02/20/66	32,628,971	2.7
1,126,850	Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/41	1,157,468	0.1
	Total Collateralized Mortgage Obligations (Cost $668,480,846)	670,253,134	54.6
COMMERCIAL MORTGAGE-BACKED SECURITIES:1.6%
874,895	Ginnie Mae Series 2004-23 Z, 5.480%, 03/16/44	928,115	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
12,799,274 ^	Ginnie Mae Series 2006-67 IO, 0.378%, 11/16/46	$86,733	0.0
2,084,596	Ginnie Mae Series 2007-52 Z, 4.350%, 01/16/48	2,215,579	0.2
1,973,669	Ginnie Mae Series 2008-39 Z, 4.500%, 02/16/48	2,154,057	0.2
587,352 ^	Ginnie Mae Series 2008-45 IO, 0.669%, 02/16/48	4,483	0.0
1,529,326	Ginnie Mae Series 2008-48 Z, 4.865%, 04/16/48	1,571,812	0.1
911,733	Ginnie Mae Series 2009-115 D, 4.677%, 01/16/50	965,244	0.1
5,800,107	Ginnie Mae Series 2009-60 Z, 4.910%, 06/16/49	6,069,899	0.5
8,186,011 ^	Ginnie Mae Series 2010-122 IO, 0.257%, 02/16/44	216,326	0.0
112,115 ^	Ginnie Mae Series 2010-123 IA, 1.943%, 10/16/52	5,105	0.0
33,826,021 ^	Ginnie Mae Series 2011-47 IO, 0.007%, 01/16/51	407,786	0.0
1,382,090	Ginnie Mae Series 2011-53 B, 4.397%, 05/16/51	1,464,450	0.1
4,000,000	Ginnie Mae Series 2011-95 C, 3.526%, 01/16/40	4,116,931	0.3
	Total Commercial Mortgage-Backed Securities (Cost $20,217,812)	20,206,520	1.6
ASSET-BACKED SECURITIES: 0.9%
	Other Asset-Backed Securities: 0.9%
1,741,054	Fannie Mae Grantor Trust 2003-T4 2A6, 4.761%, 07/26/33	1,843,899	0.2
197,238	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/32	211,646	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
292,611		Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/33	$299,711	0.0
363,396		Fannie Mae REMIC Trust 2002-W2 AF6, 6.496%, 05/25/32	376,867	0.0
7,633,492		Fannie Mae REMIC Trust 2003-W16 AF5, 4.566%, 11/25/33	7,741,106	0.7
		Total Asset-Backed Securities (Cost $10,370,577)	10,473,229	0.9
U.S. GOVERNMENT AGENCY OBLIGATIONS: 70.7%
		Federal Home Loan Mortgage Corporation: 3.4%##
31,240,000	W	4.000%, due 05/01/47	32,699,492	2.7
8,598,084		4.000%-9.500%, due 07/01/20-11/01/45	9,257,810	0.7
			41,957,302	3.4
		Federal National Mortgage Association: 8.2%##
9,700,000	W	3.000%, due 05/01/43	9,597,695	0.8
30,770,691		3.500%, due 01/01/44	31,587,459	2.6
9,874,263		3.500%, due 03/01/46	10,175,212	0.8
16,596,184		4.000%, due 05/01/42	17,541,927	1.4
9,882,403		4.000%, due 01/01/45	10,509,944	0.9
19,992,931		3.000%-7.500%, due 07/01/27-05/01/45	21,191,171	1.7
			100,603,408	8.2
		Government National Mortgage Association: 59.1%
184,332,000	W	3.000%, due 04/01/44	185,959,307	15.2
75,000,000	W	3.500%, due 12/20/41	77,636,718	6.3
37,248,273		3.500%, due 06/20/46	38,677,076	3.2
46,283,834		3.500%, due 07/20/46	48,059,230	3.9
9,611,627		3.500%, due 08/20/46	9,990,951	0.8
53,343,710		3.500%, due 09/20/46	55,389,916	4.5
25,956,579		3.500%, due 12/20/46	26,952,245	2.2
9,373,760		3.750%, due 05/20/42	9,820,471	0.8
7,336,395		3.750%, due 05/20/42	7,685,553	0.6
126,047,000	W	4.000%, due 11/20/41	132,898,348	10.8
8,470,776		4.000%, due 01/20/46	8,987,047	0.7
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
7,423,879	4.000%, due 03/20/46	$7,870,242	0.7
8,785,062	4.631%, due 09/20/61	9,463,119	0.8
97,836,186	2.936%-7.500%, due 05/15/18-10/20/63	105,237,752	8.6
		724,627,975	59.1
	Total U.S. Government Agency Obligations (Cost $864,701,360)	867,188,685	70.7
	Total Investments in Securities (Cost $1,563,770,595)	$1,568,121,568	127.8
	Liabilities in Excess of Other Assets	(340,796,631)	(27.8)
	Net Assets	$1,227,324,937	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

W
Settlement is on a when-issued or delayed-delivery basis.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Cost for federal income tax purposes is $1,565,417,977.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,319,126
Gross Unrealized Depreciation	(12,615,535)
Net Unrealized Appreciation	$2,703,591

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2017
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$670,253,134	$—	$670,253,134
Commercial Mortgage-Backed Securities	—	20,206,520	—	20,206,520
Asset-Backed Securities	—	10,473,229	—	10,473,229
U.S. Government Agency Obligations	—	867,188,685	—	867,188,685
Total Investments, at fair value	$—	$1,568,121,568	$—	$1,568,121,568
Liabilities Table
Other Financial Instruments+
Futures	$(202,335)	$—	$—	$(202,335)
Total Liabilities	$(202,335)	$—	$—	$(202,335)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2017, the following futures contracts were outstanding for Voya GNMA Income Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(456)	06/21/17	$(56,800,500)	$(41,310)
U.S. Treasury 2-Year Note	(261)	06/30/17	(56,494,264)	(53,500)
U.S. Treasury 5-Year Note	(434)	06/30/17	(51,093,327)	(75,487)
U.S. Treasury Long Bond	(217)	06/20/17	(32,733,094)	(32,038)
			$(197,121,185)	$(202,335)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$202,335
Total Liability Derivatives		$202,335

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2017 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$8,464,707
Total	$8,464,707

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(695,098)
Total	$(695,098)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES:96.3%
		Basic Materials: 8.0%
2,225,000	#	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/25	$2,258,375	0.4
2,740,000	L	ArcelorMittal, 6.125%-6.250%, 03/01/21-06/01/25	3,010,100	0.5
1,635,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	1,692,225	0.3
2,120,000	#	Axalta Coating Systems LLC, 4.875%, 08/15/24	2,178,300	0.3
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,473,675	0.2
245,000	#,L	Cliffs Natural Resources, Inc., 5.750%, 03/01/25	238,262	0.0
920,000	#	Constellium NV, 5.750%, 05/15/24	855,600	0.1
500,000	#	Constellium NV, 7.875%, 04/01/21	535,625	0.1
940,000	#	Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/22	984,650	0.2
4,200,000	L	Freeport-McMoRan, Inc., 4.550%-5.450%, 11/14/24-03/15/43	3,752,000	0.6
975,000	#	Hexion, Inc., 10.375%, 02/01/22	975,000	0.2
240,000	#	Hexion, Inc., 13.750%, 02/01/22	231,000	0.0
250,000	#	Hudbay Minerals, Inc., 7.250%, 01/15/23	266,250	0.0
250,000	#	Hudbay Minerals, Inc., 7.625%, 01/15/25	272,500	0.1
2,425,000	#	IAMGOLD Corp., 7.000%, 04/15/25	2,406,813	0.4
2,800,000	#,L	INEOS Group Holdings SA, 5.625%, 08/01/24	2,814,000	0.4
2,100,000	#	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	2,420,250	0.4
485,000	#	PQ Corp., 6.750%, 11/15/22	517,738	0.1
2,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,099,600	0.3
1,860,000	#	SPCM SA, 6.000%, 01/15/22	1,929,750	0.3
3,515,000		Teck Resources Ltd., 4.750%-5.200%, 01/15/22-03/01/42	3,426,206	0.5
1,700,000	#,L	Tronox Finance LLC, 7.500%, 03/15/22	1,759,500	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Basic Materials (continued)
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	$1,496,250	0.2
1,120,000	#	Valvoline, Inc., 5.500%, 07/15/24	1,178,800	0.2
1,605,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	1,689,262	0.3
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	586,913	0.1
11,830,000		Other Securities(a)	9,895,656	1.5
			50,944,300	8.0
		Communications: 18.6%
1,860,000	#,L	Acosta, Inc., 7.750%, 10/01/22	1,588,440	0.2
600,000	#	Altice Financing SA, 6.500%, 01/15/22	630,294	0.1
1,000,000	#,L	Altice Finco SA, 8.125%, 01/15/24	1,075,000	0.1
2,470,000	#,L	Altice Luxembourg SA, 7.625%, 02/15/25	2,619,744	0.4
2,170,000	#	Altice Luxembourg SA, 7.750%, 05/15/22	2,308,337	0.4
1,215,000	#	Block Communications, Inc., 6.875%, 02/15/25	1,290,937	0.2
1,115,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	1,151,237	0.2
485,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/27	489,547	0.1
1,120,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	1,162,000	0.2
2,895,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	3,046,988	0.5
1,500,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/24	1,586,250	0.2
3,725,000	L	CenturyLink, Inc., 5.625%-7.500%, 04/01/20-04/01/24	3,906,518	0.6
955,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	974,100	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
3,135,000		Clear Channel Worldwide Holdings, Inc., 6.500%-7.625%, 03/15/20-11/15/22	$3,196,990	0.5
1,740,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,831,350	0.3
2,585,000		CSC Holdings LLC, 5.250%, 06/01/24	2,581,769	0.4
1,375,000	#	CSC Holdings LLC, 6.625%, 10/15/25	1,498,750	0.2
2,530,000	#	CSC Holdings LLC, 10.875%, 10/15/25	3,048,650	0.5
6,700,000		DISH DBS Corp., 5.000%-7.750%, 06/01/21-07/01/26	7,212,612	1.1
5,165,000		Frontier Communications Corp., 7.625%-11.000%, 09/15/20-09/15/25	5,043,550	0.8
1,685,000	#	Gray Television, Inc., 5.125%, 10/15/24	1,668,150	0.3
4,495,000		Level 3 Financing, Inc., 5.125%-5.375%, 05/01/23-03/15/26	4,585,250	0.7
2,598,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,734,395	0.4
1,000,000	#	Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 08/15/23	1,068,750	0.2
1,750,000	#	s, 6.250%, 08/01/21	1,828,750	0.3
1,600,000	#	Nexstar Escrow Corp., 5.625%, 08/01/24	1,628,000	0.3
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	589,375	0.1
1,750,000	#	SFR Group SA, 6.000%, 05/15/22	1,820,000	0.3
2,925,000	#	SFR Group SA, 6.250%, 05/15/24	2,954,250	0.4
1,800,000	#	SFR Group SA, 7.375%, 05/01/26	1,860,750	0.3
2,230,000	#	Plantronics, Inc., 5.500%, 05/31/23	2,255,087	0.4
500,000	#	Sirius XM Radio, Inc., 5.375%, 07/15/26	512,500	0.1
1,660,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,784,500	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
3,000,000		Sprint Communications, Inc., 6.000%, 11/15/22	$3,075,000	0.5
5,110,000		Sprint Corp., 7.125%, 06/15/24	5,467,700	0.9
3,250,000		Sprint Corp., 7.250%, 09/15/21	3,517,118	0.5
1,400,000		Sprint Nextel Corp., 6.875%, 11/15/28	1,482,250	0.2
1,320,000	#	Telesat Canada / Telesat LLC, 8.875%, 11/15/24	1,452,000	0.2
6,530,000		T-Mobile USA, Inc., 5.125%-6.836%, 04/01/21-01/15/26	6,952,153	1.1
2,500,000	#	Univision Communications, Inc., 5.125%, 05/15/23	2,500,000	0.4
250,000	#	Univision Communications, Inc., 5.125%, 02/15/25	246,875	0.0
2,360,000	#	West Corp., 5.375%, 07/15/22	2,327,550	0.4
1,200,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,225,500	0.2
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,365,675	0.2
3,045,000		Windstream Services LLC, 7.500%-7.750%, 10/15/20-04/01/23	2,950,025	0.5
2,640,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%-6.375%, 04/01/23-05/15/25	2,812,635	0.4
245,000	#	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/27	259,039	0.0
12,060,000		Other Securities	11,888,760	1.9
			119,055,100	18.6
		Consumer, Cyclical: 15.9%
1,750,000	#	Adient Global Holdings Ltd., 4.875%, 08/15/26	1,721,562	0.3
2,000,000	#	AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24	2,027,500	0.3
1,705,000	#	American Greetings Corp., 7.875%, 02/15/25	1,794,512	0.3
2,050,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	2,096,125	0.3
2,345,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,432,937	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
2,070,000	#	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/21	$2,080,350	0.3
2,670,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,793,487	0.4
495,000	#	Carlson Travel, Inc., 6.750%, 12/15/23	516,037	0.1
490,000	#	Carlson Travel, Inc., 9.500%, 12/15/24	514,500	0.1
1,300,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,378,000	0.2
1,940,000	#	CCM Merger, Inc., 6.000%, 03/15/22	1,983,650	0.3
750,000	#	Century Communities, Inc., 6.875%, 05/15/22	783,750	0.1
1,975,000	#	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	1,979,937	0.3
1,080,000	#	DBP Holding Corp., 7.750%, 10/15/20	734,400	0.1
2,585,000		Dollar Tree, Inc., 5.750%, 03/01/23	2,765,950	0.4
485,000	#	Eagle II Acquisition Co. LLC, 6.000%, 04/01/25	501,369	0.1
2,095,000	#	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24	2,294,025	0.4
825,000	#	Guitar Center, Inc., 6.500%, 04/15/19	697,125	0.1
900,000	#	Guitar Center, Inc., 9.625%, 04/15/20	623,250	0.1
1,400,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,477,000	0.2
375,000	#	HD Supply, Inc., 5.750%, 04/15/24	395,363	0.1
970,000	#	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 04/01/25	982,125	0.2
1,455,000	#	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.875%, 04/01/27	1,473,188	0.2
2,690,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,622,750	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
860,000	#	International Game Technology PLC, 5.625%, 02/15/20	$903,000	0.1
900,000	#	International Game Technology PLC, 6.250%, 02/15/22	965,250	0.2
865,000	#	International Game Technology PLC, 6.500%, 02/15/25	925,550	0.1
1,040,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	1,064,700	0.2
1,040,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	1,060,800	0.1
475,000	#	Landry’s, Inc., 6.750%, 10/15/24	494,000	0.1
2,115,000	#	Lions Gate Entertainment Corp., 5.875%, 11/01/24	2,204,888	0.3
1,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,017,000	0.2
3,500,000		MGM Resorts International, 6.000%-7.750%, 03/15/22-03/15/23	3,890,938	0.6
250,000	#,L	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/21	151,780	0.0
1,750,000	#,&,L	Neiman Marcus Group Ltd., Inc., 8.750%, 10/15/21	993,125	0.2
3,095,000	#	PetSmart, Inc., 7.125%, 03/15/23	2,947,987	0.5
2,085,000	#,L	Rite Aid Corp., 6.125%, 04/01/23	2,074,575	0.3
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	256,800	0.1
1,908,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 6.125%, 08/15/21	1,946,160	0.3
790,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	846,288	0.1
1,705,000	#	Silversea Cruise Finance Ltd., 7.250%, 02/01/25	1,803,038	0.3
790,000	#	Six Flags Entertainment Corp., 4.875%, 07/31/24	781,606	0.2
1,585,000	#	Six Flags Entertainment Corp., 5.500%, 04/15/27	1,585,000	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
725,000	#	Sonic Automotive, Inc., 6.125%, 03/15/27	$727,719	0.1
1,450,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,196,250	0.2
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	1,905,488	0.3
657,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	682,459	0.1
1,960,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	2,067,800	0.3
1,120,000	#	Wolverine World Wide, Inc., 5.000%, 09/01/26	1,055,600	0.2
30,277,000		Other Securities	31,559,334	4.9
			101,776,027	15.9
		Consumer, Non-cyclical: 18.7%
2,615,000	#	Albertsons Cos LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC, 6.625%, 06/15/24	2,680,375	0.4
830,000	#	Alere, Inc., 6.375%, 07/01/23	847,637	0.1
1,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,567,500	0.3
1,320,000	#,&	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	666,600	0.1
1,335,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,159,781	0.2
2,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	2,379,375	0.4
1,930,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,915,525	0.3
1,875,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,870,781	0.3
1,245,000	#	Cardtronics, Inc. / Cardtronics USA, 5.500%, 05/01/25	1,263,675	0.2
3,470,000		Centene Corp., 4.750%-6.125%, 02/15/21-01/15/25	3,651,314	0.6
1,455,000	#	Cott Holdings, Inc., 5.500%, 04/01/25	1,484,537	0.2
1,190,000	#	Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/23	1,033,063	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
515,000	#	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/25	$441,612	0.1
840,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	859,160	0.1
2,000,000	#	FAGE International SA/ FAGE USA Dairy Industry, Inc., 5.625%, 08/15/26	2,010,000	0.3
485,000	#	Gartner, Inc., 5.125%, 04/01/25	495,306	0.1
3,620,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,916,388	0.6
4,315,000		HCA, Inc., 5.375%, 02/01/25	4,498,387	0.7
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,063,250	0.3
468,000	#	Herc Rentals, Inc., 7.500%, 06/01/22	499,590	0.1
454,000	#	Herc Rentals, Inc., 7.750%, 06/01/24	485,780	0.1
835,000	#,L	Hertz Corp., 5.500%, 10/15/24	729,581	0.1
880,000	#	High Ridge Brands Co., 8.875%, 03/15/25	899,800	0.1
2,305,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,400,081	0.4
2,095,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,194,513	0.4
1,150,000	#	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	1,187,375	0.2
830,000	#	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	842,450	0.1
1,250,000	#	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/24	1,293,750	0.2
2,700,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	2,727,000	0.4
990,000	#	Lamb Weston Holdings, Inc., 4.625%, 11/01/24	1,012,275	0.1
990,000	#	Lamb Weston Holdings, Inc., 4.875%, 11/01/26	1,012,275	0.2
1,960,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,048,200	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,080,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	$2,158,000	0.3
2,900,000	#	MPH Acquisition Holdings LLC, 7.125%, 06/01/24	3,125,113	0.5
785,000	#	Nature’s Bounty Co., 7.625%, 05/15/21	828,175	0.1
779,000	#	Nielsen Co. Luxembourg SARL., 5.500%, 10/01/21	811,134	0.1
600,000	#	Post Holdings, Inc., 5.000%, 08/15/26	576,000	0.1
1,400,000	#	Post Holdings, Inc., 7.750%, 03/15/24	1,550,794	0.2
1,150,000	#	Post Holdings, Inc., 8.000%, 07/15/25	1,296,625	0.2
1,800,000	#,L	Quorum Health Corp., 11.625%, 04/15/23	1,577,250	0.3
1,050,000	#	Shearers Foods LLC / Chip Fin Corp., 9.000%, 11/01/19	1,095,938	0.2
1,975,000	#	Southern Graphics, Inc., 8.375%, 10/15/20	2,014,500	0.3
2,040,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,091,000	0.3
1,230,000	#,&	Sterigenics-Nordion Topco LLC, 8.125%, 11/01/21	1,263,825	0.2
2,860,000	L	Tenet Healthcare Corp., 6.750%, 06/15/23	2,817,100	0.4
195,000	#,L	Tenet Healthcare Corp., 7.500%, 01/01/22	211,087	0.0
3,975,000		Tenet Healthcare Corp., 6.000%-8.125%, 02/01/20-04/01/22	4,117,063	0.7
1,575,000	#	US Foods, Inc., 5.875%, 06/15/24	1,641,938	0.3
1,620,000	#,L	Valeant Pharmaceuticals International, Inc., 5.375%, 03/15/20	1,455,975	0.2
1,750,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	1,356,250	0.2
420,000	#	Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/25	324,975	0.1
360,000	#	Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22	371,250	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
485,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	$498,944	0.1
990,000	#,L	Valeant Pharmaceuticals International, 6.375%, 10/15/20	900,900	0.1
4,315,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	3,743,262	0.6
2,575,000	#	Vizient, Inc., 10.375%, 03/01/24	2,945,156	0.5
27,803,000		Other Securities(b)	28,486,243	4.5
			119,395,433	18.7
		Energy: 11.9%
960,000	#	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 09/15/24	979,200	0.2
2,750,000		Antero Resources Corp., 5.125%, 12/01/22	2,799,844	0.4
900,000	#	Antero Resources Corp., 5.000%, 03/01/25	886,500	0.1
1,460,000	#	California Resources Corp., 8.000%, 12/15/22	1,195,375	0.2
1,235,000	#	Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	1,292,119	0.2
2,295,000	#,L	Chesapeake Energy Corp., 8.000%, 01/15/25	2,303,606	0.4
2,220,000	L	Chesapeake Energy Corp., 6.125%-6.625%, 08/15/20-02/15/21	2,184,625	0.3
2,900,000		Continental Resources, Inc./OK, 4.500%-5.000%, 09/15/22-04/15/23	2,892,625	0.5
500,000	#	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/25	511,875	0.1
1,485,000	#	Diamondback Energy, Inc., 4.750%, 11/01/24	1,501,186	0.2
1,470,000	#	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/21	1,563,712	0.2
1,465,000	#	Gulfport Energy Corp., 6.000%, 10/15/24	1,428,375	0.2
495,000	#	Gulfport Energy Corp., 6.375%, 05/15/25	487,575	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,750,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	$1,649,375	0.3
1,120,000	#	Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.000%, 08/01/24	1,178,800	0.2
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	964,750	0.1
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,010,275	0.3
2,515,000		Murphy Oil Corp., 4.700%-6.875%, 12/01/22-08/15/24	2,493,537	0.4
1,470,000	#	Murray Energy Corp., 11.250%, 04/15/21	1,142,925	0.2
2,285,000	L	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,324,988	0.4
480,000	#	PDC Energy, Inc., 6.125%, 09/15/24	494,400	0.1
1,050,000	#	Range Resources Corp., 5.875%, 07/01/22	1,086,750	0.2
1,950,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,062,125	0.3
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	527,800	0.1
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	507,500	0.1
405,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	411,075	0.0
3,250,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	3,339,375	0.5
545,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.750%, 03/15/24	594,050	0.1
3,190,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%-6.375%, 10/15/21-01/15/25	3,382,025	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
2,367,000		Unit Corp., 6.625%, 05/15/21	$2,343,330	0.4
970,000	#	Vermilion Energy, Inc., 5.625%, 03/15/25	965,150	0.2
1,465,000	#	WildHorse Resource Development Corp., 6.875%, 02/01/25	1,402,738	0.2
3,240,000		WPX Energy, Inc., 6.000%, 01/15/22	3,321,000	0.5
24,642,000		Other Securities(b)	23,711,249	3.7
			75,939,834	11.9
		Financial: 5.5%
2,600,000		Ally Financial, Inc., 5.750%, 11/20/25	2,671,500	0.4
2,235,000		Ally Financial, Inc., 7.500%-8.000%, 03/15/20-09/15/20	2,515,312	0.4
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	302,687	0.0
1,150,000	#	CNG Holdings, Inc., 9.375%, 05/15/20	1,055,125	0.2
2,850,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	2,880,267	0.5
1,120,000	#	FBM Finance, Inc., 8.250%, 08/15/21	1,192,800	0.2
435,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	456,750	0.1
2,380,000		Navient Corp., 7.250%, 09/25/23	2,403,800	0.4
3,775,000		Navient Corp., 5.875%-6.625%, 07/26/21-10/25/24	3,620,063	0.5
2,040,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	2,131,800	0.3
2,800,000		Royal Bank of Scotland Group PLC, 8.625%, 12/29/49	2,926,000	0.5
1,725,000		Uniti Group, Inc. / CSL Capital LLC, 8.250%, 10/15/23	1,828,500	0.3
990,000	#	Uniti Group, Inc. / CSL Capital LLC, 7.125%, 12/15/24	1,007,325	0.1
9,795,000		Other Securities	10,226,746	1.6
			35,218,675	5.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 10.5%
1,975,000	#	Advanced Disposal Services, Inc., 5.625%, 11/15/24	$1,999,687	0.3
2,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,354,062	0.4
2,425,000	#,&	ARD Finance SA, 7.125%, 09/15/23	2,503,812	0.4
508,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/25	514,985	0.1
1,425,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,530,094	0.2
1,580,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,655,050	0.3
1,034,000	#	BMC East LLC, 5.500%, 10/01/24	1,054,680	0.2
2,435,000	#	Bombardier, Inc., 8.750%, 12/01/21	2,672,413	0.4
400,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	407,500	0.1
2,500,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	2,918,750	0.4
1,250,000	#	BWAY Holding Co., 7.250%, 04/15/25	1,253,125	0.2
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,546,875	0.2
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,296,875	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,758,700	0.3
2,440,000	#	James Hardie International Finance Ltd., 5.875%, 02/15/23	2,531,500	0.4
1,355,000	#	Koppers, Inc., 6.000%, 02/15/25	1,402,425	0.2
1,265,000	#	Masonite International Corp., 5.625%, 03/15/23	1,297,244	0.2
2,325,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,435,438	0.4
1,440,000	#	Novelis Corp., 5.875%, 09/30/26	1,472,400	0.2
600,000	#	Novelis Corp., 6.250%, 08/15/24	627,000	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
725,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	$768,500	0.1
1,975,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,114,484	0.3
2,120,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,706,600	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,060,000	0.3
1,030,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	1,059,612	0.2
135,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/24	144,788	0.0
2,435,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	2,520,225	0.4
500,000	#	Sealed Air Corp., 4.875%, 12/01/22	522,810	0.1
1,000,000	#	Sealed Air Corp., 5.125%, 12/01/24	1,043,750	0.1
500,000	#	Sealed Air Corp., 5.500%, 09/15/25	531,250	0.1
2,485,000	#	Shape Technologies Group, Inc., 7.625%, 02/01/20	2,559,550	0.4
2,765,000	#	Standard Industries, Inc./NJ, 6.000%, 10/15/25	2,868,688	0.4
3,020,000		TransDigm, Inc., 6.375%-6.500%, 07/15/24-06/15/26	3,047,933	0.5
1,620,000	#	Zekelman Industries, Inc., 9.875%, 06/15/23	1,814,400	0.3
10,860,000		Other Securities	11,477,619	1.8
			67,472,824	10.5
		Technology: 5.8%
2,550,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,581,875	0.4
1,400,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	1,403,500	0.2
475,000	#	Camelot Finance SA, 7.875%, 10/15/24	504,683	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
2,905,000		CDW LLC / CDW Finance Corp., 5.000%-6.000%, 08/15/22-09/01/25	$3,046,062	0.5
970,000	#	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	997,887	0.1
1,200,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	1,296,238	0.2
540,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 06/15/21	567,866	0.1
1,200,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	1,312,957	0.2
540,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 06/15/24	597,246	0.1
1,445,000	#	Donnelley Financial Solutions, Inc., 8.250%, 10/15/24	1,495,575	0.2
1,895,000	#	Entegris, Inc., 6.000%, 04/01/22	1,985,013	0.3
500,000	#	First Data Corp., 5.000%, 01/15/24	510,625	0.1
500,000	#	First Data Corp., 5.375%, 08/15/23	521,875	0.1
1,000,000	#	First Data Corp., 5.750%, 01/15/24	1,035,250	0.1
4,000,000	#	First Data Corp., 7.000%, 12/01/23	4,300,000	0.7
1,890,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,941,975	0.3
1,955,000	#	Micron Technology, Inc., 5.250%, 01/15/24	2,017,931	0.3
590,000	#	MSCI, Inc., 5.250%, 11/15/24	623,925	0.1
1,125,000	#	MSCI, Inc., 5.750%, 08/15/25	1,200,938	0.2
1,720,000	#	Open Text Corp., 5.625%, 01/15/23	1,797,400	0.3
800,000	#	Open Text Corp., 5.875%, 06/01/26	840,000	0.1
1,000,000	#	Quintiles IMS, Inc., 5.000%, 10/15/26	1,006,250	0.2
1,425,000	#	RP Crown Parent LLC, 7.375%, 10/15/24	1,489,125	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
600,000	#	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/23	$634,500	0.1
3,430,000		Other Securities	3,631,450	0.6
			37,340,146	5.8
		Utilities: 1.4%
2,950,000	L	Calpine Corp., 5.375%-5.750%, 01/15/23-01/15/25	2,966,918	0.5
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,563,930	0.2
1,700,000	#	NRG Energy, Inc., 6.625%, 01/15/27	1,704,250	0.3
1,602,000		NRG Energy, Inc., 6.250%-7.875%, 05/15/21-05/15/26	1,650,253	0.2
1,000,000		Other Securities	1,068,700	0.2
			8,954,051	1.4
		Total Corporate Bonds/Notes (Cost $598,702,246)	616,096,390	96.3
BANK LOANS: 0.6%
		Communications: 0.4%
2,750,000		Clear Channel Communications, Inc. Term Loan D, 7.732%, 01/30/19	2,374,166	0.4
		Consumer, Non-cyclical: 0.2%
1,229,782		Other Securities	1,238,222	0.2
		Steel: 0.0%
331,373		Other Securities	333,568	0.0
		Total Bank Loans (Cost $3,825,851)	3,945,956	0.6

Shares		Value	Percentage of Net Assets
COMMON STOCK: —%
Consumer Discretionary: —%
195	Other Securities	—	—
	Total Common Stock (Cost $7,957)	—	—
	Total Long-Term Investments (Cost $602,536,054)	620,042,346	96.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.9%
		Corporate Bonds/Notes: 0.3%
1,536,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	$1,501,440	0.3
200,000	L	Frontier Communications Corp., 8.250%, 04/15/17	200,375	0.0
			1,701,815	0.3
		Commercial Paper: 1.4%
4,000,000		CVS, 1.200%, 04/03/17	3,999,633	0.6
5,000,000		Kroger Co., 1.120%, 04/03/17	4,999,541	0.8
			8,999,174	1.4
		Securities Lending Collateralcc: 5.5%
8,421,251		Citigroup, Inc., Repurchase Agreement dated 03/31/17, 0.81%, due 04/03/17 (Repurchase Amount $8,421,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $8,589,676, due 04/01/17-06/01/52)	8,421,251	1.3
8,421,251		HSBC Securities USA, Repurchase Agreement dated 03/31/17, 0.78%, due 04/03/17 (Repurchase Amount $8,421,791, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $8,589,684, due 09/01/23-11/01/46)	8,421,251	1.3
8,421,251		Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/31/17, 0.83%, due 04/03/17 (Repurchase Amount $8,421,825, collateralized by various U.S. Government Agency Obligations, 1.840%-7.000%, Market Value plus accrued interest $8,589,676, due 05/01/17-12/01/46)	8,421,251	1.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
	Securities Lending Collateralcc (continued)
8,421,251	Mizuho Securities USA Inc., Repurchase Agreement dated 03/31/17, 0.81%, due 04/03/17 (Repurchase Amount $8,421,812, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $8,589,676, due 09/01/31-02/20/47)	$8,421,251	1.3
1,772,171	Royal Bank of Scotland PLC, Repurchase Agreement dated 03/31/17, 0.78%, due 04/03/17 (Repurchase Amount $1,772,285, collateralized by various U.S. Government Securities, 0.394%-2.250%, Market Value plus accrued interest $1,807,631, due 04/30/17-07/31/18)	1,772,171	0.3
		35,457,175	5.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
4,534,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.600%†† (Cost $4,534,000)	4,534,000	0.7
	Total Short-Term Investments (Cost $50,751,230)	50,692,164	7.9
	Total Investments in Securities (Cost $653,287,284)	$670,734,510	104.8
	Liabilities in Excess of Other Assets	(30,457,618)	(4.8)
	Net Assets	$640,276,892	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2017 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of March 31, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&
Payment-in-kind

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at March 31, 2017.

(a)
The grouping contains securities in default.

(b)
This grouping contains securities on loan.

Cost for federal income tax purposes is $653,320,055.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,891,472
Gross Unrealized Depreciation	(7,477,017)
Net Unrealized Appreciation	$17,414,455

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Corporate Bonds/Notes	—	616,096,390	—	616,096,390
Short-Term Investments	4,534,000	46,158,164	—	50,692,164
Bank Loans	—	3,945,956	—	3,945,956
Total Investments, at fair value	$4,534,000	$666,200,510	$—	$670,734,510

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps
Credit contracts	$2,334
Total	$2,334

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.4%
		Basic Materials: 0.8%
4,465,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.400%, 12/01/26	$4,474,475	0.1
1,200,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	1,266,456	0.0
1,861,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	1,876,845	0.0
1,960,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	1,993,884	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,389,656	0.0
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,871,775	0.1
17,052,000		Other Securities	17,507,195	0.5
			30,380,286	0.8
		Communications: 4.0%
800,000	#	Altice Financing SA, 6.625%, 02/15/23	834,000	0.0
31,833,000		AT&T, Inc., 2.800%-5.450%, 02/17/21-03/09/49	31,609,979	0.8
1,969,000	#	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.375%, 05/01/47	1,984,758	0.1
2,900,000	#	CommScope Technologies LLC, 5.000%, 03/15/27	2,902,755	0.1
707,000	#	Digicel Ltd., 6.750%, 03/01/23	634,533	0.0
1,380,000	#	Millicom International Cellular SA, 4.750%, 05/22/20	1,413,313	0.0
2,000,000	#	Millicom International Cellular SA, 6.625%, 10/15/21	2,102,400	0.1
2,985,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	3,059,625	0.1
3,000,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	3,045,000	0.1
2,880,000	#	Sirius XM Radio, Inc., 5.375%, 04/15/25	2,954,880	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,652,044	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,881,000		Time Warner Cable, Inc., 5.350%, 12/15/43	$1,936,480	0.1
4,697,000		Time Warner Cable LLC, 5.500%-5.875%, 11/15/40-09/01/41	4,917,407	0.1
7,700,000		Time Warner, Inc., 4.050%-6.500%, 12/15/23-07/15/45	7,959,055	0.2
5,630,000	#	Univision Communications, Inc., 5.125%, 02/15/25	5,559,625	0.1
2,350,000	#	UPCB Finance IV Ltd., 5.375%, 01/15/25	2,376,438	0.1
5,386,000	#	Verizon Communications, Inc., 4.812%, 03/15/39	5,262,084	0.1
25,082,000		Verizon Communications, Inc., 3.000%-5.050%, 11/01/21-08/21/54	25,154,219	0.7
42,677,000		Other Securities	42,828,178	1.1
			149,186,773	4.0
		Consumer, Cyclical: 1.8%
1,490,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	1,510,487	0.1
1,445,000	#	Nemak SA de CV, 5.500%, 02/28/23	1,508,219	0.0
1,605,000	#	Six Flags Entertainment Corp., 4.875%, 07/31/24	1,587,947	0.0
3,210,000	#	Six Flags Entertainment Corp., 5.500%, 04/15/27	3,210,000	0.1
58,908,000		Other Securities	59,441,195	1.6
			67,257,848	1.8
		Consumer, Non-cyclical: 4.5%
13,858,000		Abbott Laboratories, 2.800%-4.900%, 09/15/20-11/30/46	14,255,173	0.4
13,290,000		AbbVie, Inc., 3.200%-4.450%, 11/06/22-05/14/46	12,931,952	0.3
12,564,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	12,726,716	0.4
4,161,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	4,418,762	0.1
2,506,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,537,052	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
1,790,000	#	Hill-Rom Holdings, Inc., 5.000%, 02/15/25	$1,792,237	0.0
3,430,000	#	Imperial Brands Finance PLC, 2.950%, 07/21/20	3,475,996	0.1
2,290,000	#	Imperial Brands Finance PLC, 3.750%, 07/21/22	2,354,402	0.1
1,300,000	#	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	1,319,500	0.0
6,230,000	#	Post Holdings, Inc., 5.000%, 08/15/26	5,980,800	0.2
3,000,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,097,500	0.1
1,000,000	#	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21	810,000	0.0
1,000,000	#,L	Valeant Pharmaceuticals International, 6.375%, 10/15/20	910,000	0.1
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	784,613	0.0
1,753,000	#	Wm Wrigley Jr Co., 2.400%, 10/21/18	1,767,752	0.0
98,064,000		Other Securities(a)	98,186,249	2.6
			167,348,704	4.5
		Energy: 3.8%
400,000	#	Empresa Nacional del Petroleo, 3.750%, 08/05/26	387,734	0.0
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,198,400	0.0
11,012,000		Energy Transfer Partners L.P., 4.200%-9.700%, 03/15/19-04/15/47	11,041,796	0.3
285,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	268,612	0.0
1,250,000	#	Petroleos Mexicanos, 6.500%, 03/13/27	1,346,250	0.0
4,633,000	#	Sabine Pass Liquefaction LLC, 4.200%, 03/15/28	4,572,637	0.1
13,264,000		Shell International Finance BV, 3.250%-4.375%, 05/11/25-05/10/46	13,072,696	0.4
3,250,000	#	YPF SA, 8.500%, 03/23/21	3,570,157	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
2,600,000	#	YPF SA, 8.875%, 12/19/18	$2,835,300	0.1
100,624,667		Other Securities(a)	102,373,402	2.8
			140,666,984	3.8
		Financial: 10.1%
3,270,000	#,L	ABN AMRO Bank NV, 4.800%, 04/18/26	3,395,800	0.1
5,270,000	#	Athene Global Funding, 2.875%, 10/23/18	5,301,709	0.1
5,840,000	#	Athene Global Funding, 4.000%, 01/25/22	5,942,025	0.2
400,000	#	Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/23	408,264	0.0
28,641,000		Bank of America Corp., 2.503%-4.750%, 10/19/20-04/21/45	28,874,017	0.8
12,532,000		Barclays PLC, 3.250%-4.337%, 01/12/21-01/10/28	12,594,029	0.3
2,045,000	#	BNP Paribas SA, 3.800%, 01/10/24	2,036,395	0.1
5,145,000	#	BPCE SA, 5.150%, 07/21/24	5,291,766	0.1
19,782,000		Citigroup, Inc., 3.200%-5.500%, 09/13/25-05/18/46	20,136,384	0.5
1,147,000	#	Citizens Financial Group, Inc., 4.150%, 09/28/22	1,180,124	0.0
559,000	#,L	Commonwealth Bank of Australia, 2.750%, 03/10/22	560,702	0.0
2,160,000	#	Commonwealth Bank of Australia, 2.850%, 05/18/26	2,089,530	0.1
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	1,944,275	0.1
2,620,000	#	Credit Agricole SA/ London, 4.125%, 01/10/27	2,604,036	0.1
2,776,000	#	Credit Suisse AG, 6.500%, 08/08/23	3,054,505	0.1
4,400,000	#	Credit Suisse Group AG, 3.574%, 01/09/23	4,396,832	0.1
2,565,000	#	Credit Suisse Group AG, 4.282%, 01/09/28	2,557,874	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
5,410,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%-3.800%, 04/16/21-09/15/22	$5,490,657	0.1
2,115,000	#	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	2,138,794	0.1
2,385,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	2,410,329	0.1
17,869,000		Goldman Sachs Group, Inc., 2.600%-6.750%, 04/23/20-05/22/45	18,217,225	0.5
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,846,665	0.0
2,010,000	#	ING Bank NV, 2.000%, 11/26/18	2,009,107	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,108,604	0.0
8,393,000		JPMorgan Chase & Co., 4.125%, 12/15/26	8,567,768	0.2
16,851,000		JPMorgan Chase & Co., 2.550%-6.125%, 10/29/20-12/29/49	17,160,007	0.5
3,048,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	3,101,471	0.1
200,000	#,L	Mizuho Financial Group, Inc., 3.477%, 04/12/26	199,349	0.0
14,506,000		Morgan Stanley, 2.125%-4.000%, 04/25/18-04/23/27	14,515,740	0.4
1,345,000	#,L	Nordea Bank AB, 6.125%, 12/29/49	1,363,494	0.0
3,280,000	#	Ontario Teachers’ Cadillac Fairview Properties Trust, 3.875%, 03/20/27	3,331,306	0.1
2,763,000		Santander UK Group Holdings PLC, 3.571%, 01/10/23	2,766,152	0.1
3,769,000	#	Santander UK Group Holdings PLC, 5.625%, 09/15/45	3,869,391	0.1
3,112,000		Santander UK PLC, 2.375%, 03/16/20	3,121,084	0.1
1,680,000	#	Santander UK PLC, 5.000%, 11/07/23	1,756,205	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
7,350,000 #		Scentre Group Trust 1 / Scentre Group Trust 2, 3.750%, 03/23/27	$7,411,042	0.2
4,845,000	#,L	Societe Generale SA, 4.000%, 01/12/27	4,744,655	0.1
5,370,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	5,290,411	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,703,289	0.0
3,719,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,788,289	0.1
6,041,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	6,151,937	0.2
3,871,000		Wells Fargo & Co., 3.000%-4.100%, 06/03/26-10/23/26	3,877,476	0.1
149,016,010		Other Securities(a)	150,425,397	4.0
			378,734,111	10.1
		Industrial: 1.3%
2,518,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	2,565,212	0.1
2,449,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	2,619,695	0.1
1,000,000	#	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/47	1,049,150	0.0
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	632,631	0.0
2,900,000	#	Novelis Corp., 5.875%, 09/30/26	2,965,250	0.1
1,220,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	1,293,200	0.0
2,712,000	#	Siemens Financieringsmaatschappij NV, 3.300%, 09/15/46	2,365,295	0.1
2,280,000	#	Siemens Financieringsmaatschappij NV, 3.400%, 03/16/27	2,302,862	0.0
3,042,000	#	Siemens Financieringsmaatschappij NV, 4.200%, 03/16/47	3,092,369	0.1
3,855,000	#	Standard Industries, Inc./NJ, 5.000%, 02/15/27	3,787,538	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	$960,634	0.0
24,486,000		Other Securities	24,866,363	0.7
			48,500,199	1.3
		Mortgage Securities: 0.1%
57,060,000	#,^	LSTAR Commercial Mortgage Trust 2017-5, 1.393%, 03/10/50	3,329,029	0.1
		Technology: 2.4%
15,052,000		Apple, Inc., 2.450%-4.650%, 02/09/24-02/23/46	15,217,434	0.4
2,820,000	#	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/24	2,844,320	0.1
4,120,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 4.420%, 06/15/21	4,312,103	0.1
4,358,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 5.450%, 06/15/23	4,707,503	0.2
4,040,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 6.020%, 06/15/26	4,420,289	0.1
2,320,000	#	Everett Spinco, Inc., 4.250%, 04/15/24	2,362,340	0.0
3,290,000	#	Everett Spinco, Inc., 4.750%, 04/15/27	3,361,133	0.1
3,255,000	#	First Data Corp., 5.750%, 01/15/24	3,369,739	0.1
18,569,000		Microsoft Corp., 2.875%-4.450%, 02/06/24-02/06/47	18,937,521	0.5
2,840,000	#	Seagate HDD Cayman, 4.875%, 03/01/24	2,793,884	0.1
26,356,000		Other Securities	26,674,199	0.7
			89,000,465	2.4
		Utilities: 1.6%
1,400,000	#	Comision Federal de Electricidad, 4.750%, 02/23/27	1,407,000	0.0
873,000	#	Empresa de Energia de Bogota SA ESP, 6.125%, 11/10/21	901,372	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
4,199,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	$4,375,669	0.1
1,982,000	#	New York State Electric & Gas Corp., 3.250%, 12/01/26	1,973,872	0.1
50,489,000		Other Securities(a)	50,535,723	1.4
			59,193,636	1.6
		Total Corporate Bonds/Notes (Cost $1,128,648,923)	1,133,598,035	30.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.5%
2,808,625		Alternative Loan Trust 2004-J7 MI, 2.002%, 10/25/34	2,363,562	0.1
4,631,714		Alternative Loan Trust 2005-10CB 1A1, 1.482%, 05/25/35	3,686,801	0.1
3,795,758		Alternative Loan Trust 2005-51 3A2A, 1.928%, 11/20/35	3,335,719	0.1
1,208,672		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	1,082,482	0.0
1,483,044		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	1,426,617	0.1
2,701,609		Alternative Loan Trust 2005-J2 1A12, 1.382%, 04/25/35	2,173,594	0.1
1,156,251		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	903,849	0.0
272,976		Alternative Loan Trust 2006-18CB A10, 1.382%, 07/25/36	161,390	0.0
1,698,920		Alternative Loan Trust 2006-19CB A28, 1.582%, 08/25/36	1,160,536	0.0
1,767,538		Alternative Loan Trust 2006-HY11 A1, 1.102%, 06/25/36	1,487,100	0.1
1,774,693		Alternative Loan Trust 2007-23CB A3, 1.482%, 09/25/37	1,125,915	0.0
4,511,142		Alternative Loan Trust 2007-2CB 2A1, 1.582%, 03/25/37	2,954,585	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,795,238		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/37	$1,373,332	0.0
1,620,459		Alternative Loan Trust 2007-8CB A3, 1.482%, 05/25/37	1,074,042	0.0
529,542	#	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	532,830	0.0
458,430		Banc of America Mortgage 2005-J Trust 2A4, 3.426%, 11/25/35	426,559	0.0
1,857,491 ^		Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/37	355,974	0.0
2,774,533		Bear Stearns ALT-A Trust 2005-4 23A1, 3.404%, 05/25/35	2,686,453	0.1
3,881,585		Bear Stearns ALT-A Trust 2005-7 21A1, 3.301%, 09/25/35	3,629,467	0.1
1,351,585	#	Bellemeade Re Ltd. 2015-1A M2, 5.282%, 07/25/25	1,359,839	0.0
2,437,080		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/36	2,407,576	0.0
3,036,184		Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.229%, 11/25/36	2,498,438	0.1
1,218,335		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.365%, 09/25/37	1,049,399	0.0
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/35	2,837,837	0.1
3,361,394	#	CSMC Series 2008-2R 1A1, 6.000%, 07/25/37	3,096,917	0.1
135,897,179 ^		Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 1.094%, 04/25/37	5,280,258	0.1
7,816,509 ^		Fannie Mae 2008-12 SC, 5.368%, 03/25/38	1,340,049	0.0
7,304,973		Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	8,124,160	0.2
4,919,751		Fannie Mae 2012-66 EP, 4.000%, 06/25/42	5,247,637	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,534,000	Fannie Mae 2013-116 UB, 4.000%, 11/25/43	$6,863,153	0.2
46,303,740 ^	Fannie Mae 2016-82 SD, 5.068%, 11/25/46	8,215,159	0.2
4,600,000	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.232%, 04/25/29	4,877,706	0.1
1,400,000	Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 5.382%, 01/25/24	1,550,223	0.0
2,920,000	Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.882%, 07/25/24	3,005,461	0.1
6,700,000	Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.982%, 07/25/24	6,917,525	0.2
4,043,321	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.982%, 05/25/25	4,259,899	0.1
5,400,000	Fannie Mae Connecticut Avenue Securities 2015-C03 1M2, 5.982%, 07/25/25	5,945,158	0.2
700,000	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.982%, 07/25/25	766,809	0.0
1,899,438	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.282%, 02/25/25	2,017,685	0.1
3,000,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 4.532%, 07/25/29	3,039,982	0.1
3,100,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.627%, 09/25/29	3,119,986	0.1
54,944	Fannie Mae Grantor Trust 1998-T2 A6, 0.532%, 01/25/32	56,384	0.0
86,691 ^	Fannie Mae Interest Strip Series 343 22, 4.000%, 11/25/18	1,903	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
622,680 ^	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/43	$93,150	0.0
2,574,067 ^	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/28	247,810	0.0
272,148	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/29	301,795	0.0
409,167 ^	Fannie Mae REMIC Trust 1999-6 SE, 6.743%, 02/17/29	54,621	0.0
212,557	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	235,477	0.0
2,130,934	Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/33	2,376,101	0.1
624,713	Fannie Mae REMIC Trust 2003-45 FJ, 2.483%, 06/25/33	653,495	0.0
2,739,158 ^	Fannie Mae REMIC Trust 2003-66 SA, 6.668%, 07/25/33	565,681	0.0
435,380 ^	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/33	102,623	0.0
1,470,341	Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/33	1,605,373	0.1
31,448	Fannie Mae REMIC Trust 2004-10 SC, 24.673%, 02/25/34	37,446	0.0
2,119,149	Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/34	2,322,862	0.1
43,349	Fannie Mae REMIC Trust 2004-56 FE, 1.432%, 10/25/33	43,451	0.0
1,004,556	Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/34	1,129,222	0.0
2,181,544	Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/34	2,340,670	0.1
481,192	Fannie Mae REMIC Trust 2004-79 S, 17.100%, 08/25/32	546,033	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
219,249	Fannie Mae REMIC Trust 2004-W10 A5, 5.500%, 08/25/34	$224,092	0.0
5,593,503	Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/35	6,125,360	0.2
204,986	Fannie Mae REMIC Trust 2005-74 NP, 19.279%, 01/25/35	235,476	0.0
313,623	Fannie Mae REMIC Trust 2006-104 ES, 28.542%, 11/25/36	553,094	0.0
5,629,561 ^	Fannie Mae REMIC Trust 2006-12 SD, 5.768%, 10/25/35	926,105	0.0
1,510,795 ^	Fannie Mae REMIC Trust 2006-123 UI, 5.758%, 01/25/37	305,087	0.0
420,453 ^	Fannie Mae REMIC Trust 2006-72 HS, 5.718%, 08/25/26	63,397	0.0
102,267	Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/37	112,672	0.0
7,449,387 ^	Fannie Mae REMIC Trust 2007-91 AS, 5.418%, 10/25/37	1,386,613	0.0
3,467,676	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	3,724,977	0.1
18,154,241	Fannie Mae REMIC Trust 2009-50 HZ, 5.578%, 02/25/49	19,705,343	0.5
4,418,590 ^	Fannie Mae REMIC Trust 2009-90 TS, 5.168%, 11/25/39	723,131	0.0
7,288,335 ^	Fannie Mae REMIC Trust 2010-118 GS, 4.968%, 10/25/39	748,478	0.0
10,900,077 ^	Fannie Mae REMIC Trust 2010-123 SL, 5.088%, 11/25/40	1,751,816	0.1
11,243,801 ^	Fannie Mae REMIC Trust 2010-41 SB, 5.418%, 05/25/40	1,951,136	0.1
3,309,134 ^	Fannie Mae REMIC Trust 2010-43 VS, 5.468%, 05/25/40	578,483	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,049,000	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/40	$12,371,091	0.3
3,744,306 ^	Fannie Mae REMIC Trust 2011-102 SA, 5.618%, 10/25/41	691,299	0.0
4,461,188	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	4,709,341	0.1
4,920,808 ^	Fannie Mae REMIC Trust 2011-93 GS, 5.568%, 04/25/39	963,984	0.0
2,963,677 ^	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/41	417,602	0.0
12,766,768 ^	Fannie Mae REMIC Trust 2012-122 SB, 5.168%, 11/25/42	2,750,501	0.1
7,720,533 ^	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/42	873,896	0.0
12,468,037 ^	Fannie Mae REMIC Trust 2012-133 AS, 5.218%, 10/25/42	2,230,706	0.1
2,019,750 ^	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/42	261,141	0.0
10,305,479 ^	Fannie Mae REMIC Trust 2012-15 SP, 5.638%, 06/25/40	1,430,982	0.0
5,065,426 ^	Fannie Mae REMIC Trust 2012-24 HS, 5.568%, 09/25/40	800,830	0.0
11,664,437 ^	Fannie Mae REMIC Trust 2012-30 QS, 5.618%, 04/25/31	1,661,033	0.1
3,161,921 ^	Fannie Mae REMIC Trust 2012-68 YS, 5.718%, 07/25/42	594,328	0.0
4,394,804 ^	Fannie Mae REMIC Trust 2013-26 JS, 5.218%, 10/25/32	773,504	0.0
14,909,573 ^	Fannie Mae REMIC Trust 2013-60 DS, 5.218%, 06/25/33	2,805,853	0.1
14,401,565 ^	Fannie Mae REMIC Trust 2013-9 SM, 5.268%, 02/25/33	2,483,090	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,053,424 ^	Fannie Mae REMIC Trust 2014-17 DS, 5.218%, 02/25/43	$1,654,616	0.1
5,174,627 ^	Fannie Mae REMIC Trust 2014-28 BS, 5.218%, 08/25/43	884,162	0.0
3,019,000	Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/41	2,657,607	0.1
40,728,820 ^	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/45	9,258,471	0.3
2,569,776 ^	Fannie Mae Series 2013-72 YS, 5.168%, 07/25/33	521,951	0.0
963,996 ^	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.718%, 12/25/36	245,386	0.0
18,063,648 ^	Freddie Mac 3510 AS, 5.498%, 04/15/37	3,466,250	0.1
14,810,664 ^	Freddie Mac 4191 SA, 5.288%, 03/15/43	2,617,637	0.1
1,270,069	Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/36	1,428,938	0.0
727,604	Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/36	830,203	0.0
220,409	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/29	250,885	0.0
204,012	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	233,444	0.0
1,398,003	Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/29	1,597,956	0.1
248,340	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	282,948	0.0
417,439	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/22	446,637	0.0
541,210	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	606,678	0.0
211,944 ^	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/33	50,960	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,616,416	Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/34	$1,759,200	0.1
282,739	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	315,834	0.0
3,703,334 ^	Freddie Mac REMIC Trust 2866 GS, 5.688%, 09/15/34	292,426	0.0
1,289,742 ^	Freddie Mac REMIC Trust 2883 SD, 5.788%, 10/15/34	108,448	0.0
441,401	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/35	483,584	0.0
585,862	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	641,713	0.0
11,175,619 ^	Freddie Mac REMIC Trust 3045 DI, 5.818%, 10/15/35	1,997,503	0.1
109,663	Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/35	113,200	0.0
2,212,792	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	2,465,074	0.1
853,596 ^^	Freddie Mac REMIC Trust 3139 PO, 4.000%, 01/15/36	824,677	0.0
3,150,137 ^	Freddie Mac REMIC Trust 3171 PS, 5.573%, 06/15/36	474,642	0.0
5,667,021 ^	Freddie Mac REMIC Trust 3199 S, 5.538%, 08/15/36	1,077,604	0.0
1,082,204	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	1,209,461	0.0
641,125	Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/37	700,538	0.0
549,296 ^	Freddie Mac REMIC Trust 3524 LA, 5.322%, 03/15/33	599,648	0.0
106,816	Freddie Mac REMIC Trust 3556 NT, 4.012%, 03/15/38	109,927	0.0
10,325,364	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/34	11,619,299	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,054,134	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/36	$1,175,125	0.0
4,709,237 ^	Freddie Mac REMIC Trust 3710 SL, 5.088%, 05/15/36	316,381	0.0
811,178	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	902,899	0.0
25,000,000	Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/38	25,986,405	0.7
1,000,000	Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/39	1,039,357	0.0
914,966	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	997,603	0.0
2,712,213 ^	Freddie Mac REMIC Trust 3856 KS, 5.638%, 05/15/41	505,939	0.0
2,515,633 ^	Freddie Mac REMIC Trust 3925 SD, 5.138%, 07/15/40	332,730	0.0
15,880,254 ^	Freddie Mac REMIC Trust 3925 SL, 5.138%, 01/15/41	2,175,858	0.1
655,901	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	705,300	0.0
3,949,791 ^	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	513,974	0.0
3,352,307 ^	Freddie Mac REMIC Trust 4088 CS, 5.088%, 08/15/42	631,435	0.0
12,617,205 ^	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/ 33	1,624,908	0.1
6,362,708 ^	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	1,146,826	0.0
4,601,688	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	4,652,804	0.1
3,395,324 ^	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/43	569,274	0.0
4,368,738	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	4,825,616	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,864,179	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	$6,372,097	0.2
1,916,000	Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/40	1,887,249	0.1
10,911,691 ^	Freddie Mac REMIC Trust 4386 LS, 5.188%, 09/15/44	2,023,984	0.1
10,219,142	Freddie Mac Series 4348 ZX, 4.250%, 06/15/44	10,863,647	0.3
880,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2013-DN2 M2, 5.232%, 11/25/23	955,048	0.0
6,130,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.582%, 04/25/24	6,576,587	0.2
5,600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.982%, 08/25/24	5,987,975	0.2
2,350,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.532%, 10/25/24	2,535,503	0.1
1,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ1 M3, 5.082%, 08/25/24	1,183,547	0.0
1,730,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.732%, 10/25/24	1,910,737	0.1
4,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.682%, 04/25/28	4,634,982	0.1
2,840,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ2 M3, 4.232%, 05/25/25	3,008,916	0.1
5,365,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 5.782%, 05/25/28	5,923,779	0.2
2,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.532%, 07/25/28	2,383,119	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.782%, 03/25/29	$6,720,696	0.2
3,500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 4.532%, 08/25/29	3,506,225	0.1
1,062,609	Freddie Mac Structured Pass Through Certificates T-48 1A, 5.217%, 07/25/33	1,217,677	0.0
19,546 ^	Ginnie Mae Series 2001-28 SV, 7.322%, 06/16/31	1,629	0.0
1,312,956 ^	Ginnie Mae Series 2005-7 AH, 5.842%, 02/16/35	221,027	0.0
19,838,188 ^	Ginnie Mae Series 2007-41 SL, 5.722%, 07/20/37	4,039,743	0.1
2,080,573 ^	Ginnie Mae Series 2008-2 SW, 5.572%, 01/20/38	379,921	0.0
1,435,782 ^	Ginnie Mae Series 2008-35 SN, 5.422%, 04/20/38	215,620	0.0
774,467 ^	Ginnie Mae Series 2008-40 PS, 5.572%, 05/16/38	132,733	0.0
2,004,351 ^	Ginnie Mae Series 2009-25 KS, 5.222%, 04/20/39	332,309	0.0
1,623,446	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	1,763,805	0.1
1,688,851	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	1,842,842	0.1
6,012,536 ^	Ginnie Mae Series 2009-33 SN, 5.322%, 05/20/39	455,643	0.0
10,097,220	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/39	12,445,327	0.3
3,339,318	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/39	3,565,106	0.1
854,417 ^	Ginnie Mae Series 2009-43 HS, 5.222%, 06/20/38	64,143	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,151,476 ^		Ginnie Mae Series 2010-116 NS, 5.722%, 09/16/40	$688,197	0.0
10,374,310 ^		Ginnie Mae Series 2010-116 SK, 5.642%, 08/20/40	1,994,410	0.1
20,197,758 ^		Ginnie Mae Series 2010-149 HS, 5.172%, 05/16/40	2,427,952	0.1
1,839,956 ^		Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/40	682,506	0.0
3,163,104 ^		Ginnie Mae Series 2010-68 MS, 4.872%, 06/20/40	488,636	0.0
8,015,187 ^		Ginnie Mae Series 2011-72 SA, 4.422%, 05/16/41	1,123,262	0.0
12,795,151 ^		Ginnie Mae Series 2011-73 LS, 5.712%, 08/20/39	1,581,447	0.0
334,013		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	345,963	0.0
2,142,514 ^		Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/41	358,441	0.0
15,253,352 ^		Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/43	3,094,801	0.1
4,506,556 ^		Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/29	522,720	0.0
9,427,406 ^		Ginnie Mae Series 2014-185 SB, 4.622%, 12/20/44	1,290,350	0.0
16,539,059 ^		Ginnie Mae Series 2014-3 SU, 5.072%, 07/20/39	2,504,498	0.1
15,156,116 ^		Ginnie Mae Series 2014-56 SP, 5.272%, 12/16/39	2,268,060	0.1
15,972,562 ^		Ginnie Mae Series 2014-58 SG, 4.672%, 04/16/44	2,415,566	0.1
669,197	#	Jefferies Resecuritization Trust 2009-R6 1A2, 3.034%, 03/26/36	652,475	0.0
566,503		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/35	472,430	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,974,674	JP Morgan Mortgage Trust 2005-A4 B1, 3.115%, 07/25/35	$2,548,589	0.1
19,857,366 ^	Lehman Mortgage Trust 2006-7, 5.568%, 11/25/36	4,013,859	0.1
14,449,153 ^	Lehman Mortgage Trust 2006-9, 5.638%, 01/25/37	2,888,838	0.1
6,611,572	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	5,563,591	0.2
664,347	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.318%, 10/25/36	568,371	0.0
5,120,667	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.492%, 08/25/45	4,851,608	0.1
137,991,370 ^	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.371%, 08/25/45	5,108,620	0.1
724,431	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.877%, 10/25/36	679,937	0.0
1,675,469	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.662%, 11/25/36	1,505,496	0.0
1,945,825	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.771%, 12/25/36	1,685,386	0.0
4,498,538	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 2A3, 2.771%, 12/25/36	3,882,740	0.1
2,571,963	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 2.705%, 12/25/36	2,383,592	0.1
1,234,369	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 2A3, 2.872%, 08/25/36	1,118,447	0.0
2,814,774	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.858%, 08/25/46	2,567,635	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,523,013	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.770%, 12/25/36	$3,342,188	0.1
832,360	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.736%, 03/25/37	742,625	0.0
2,325,758	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.456%, 04/25/37	2,043,434	0.1
2,682,681	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.882%, 11/25/35	2,045,561	0.1
2,418,530	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	2,119,167	0.1
1,815,604	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/35	1,690,391	0.0
784,493	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	734,439	0.0
2,417,852	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 1.628%, 06/25/46	1,884,689	0.1
6,282,164	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.598%, 08/25/46	4,551,095	0.1
1,111,427	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 1.212%, 01/25/47	924,350	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,302,541		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 1.302%, 01/25/47	$1,931,716	0.1
1,912,911		Wells Fargo Alternative Loan 2007-PA2 2A1, 1.412%, 06/25/37	1,414,932	0.0
2,132,396		Wells Fargo Alternative Loan 2007-PA3 Trust 3A1, 6.250%, 07/25/37	2,020,590	0.1
980,577		Wells Fargo Mortgage Backed Securities 2006-AR4 Trust 2A4, 3.338%, 04/25/36	902,404	0.0
23,501,038		Other Securities	19,822,964	0.5
		Total Collateralized Mortgage Obligations (Cost $498,989,371)	504,940,726	13.5
FOREIGN GOVERNMENT BONDS: 4.2%
5,935,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	6,380,125	0.2
4,975,000	#	Argentine Republic Government International Bond, 6.875%, 01/26/27	5,040,919	0.1
BRL23,892,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	7,872,935	0.2
BRL26,035,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	8,550,900	0.3
BRL10,240,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/19	3,380,355	0.1
4,468,000		Brazilian Government International Bond, 2.625%-6.000%, 01/05/23-04/07/26	4,553,990	0.1
COP21,119,500,000		Colombian TES, 11.000%, 07/24/20	8,450,378	0.2
3,322,000	L	Colombia Government International Bond, 2.625%-8.125%, 03/15/23-04/25/27	3,490,088	0.1
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	339,937	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	$326,625	0.0
300,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	306,375	0.0
250,000	#	Egypt Government International Bond, 5.875%, 06/11/25	245,162	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	208,429	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	281,850	0.0
HUF2,820,500,000		Hungary Government Bond, 7.500%, 11/12/20	11,939,018	0.3
2,922,000		Hungary Government International Bond, 5.375%-7.625%, 02/21/23-03/29/41	3,369,287	0.1
600,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	617,394	0.0
2,750,000	#	Indonesia Government International Bond, 4.350%, 01/08/27	2,848,882	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	589,170	0.0
1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,088,850	0.1
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	622,500	0.0
3,875,000	#	Oman Government International Bond, 5.375%, 03/08/27	4,058,210	0.1
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	627,000	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	143,753	0.0
6,400,000		Russian Federal Bond - OFZ, 4.750%, 05/27/26	6,686,016	0.2
RUB1,138,730,000		Russian Federal Bond - OFZ, 6.400%-7.500%, 05/27/20-08/16/23	19,678,257	0.5
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
1,100,000	#	Sri Lanka Government International Bond, 6.825%, 07/18/26	$1,139,723	0.1
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	275,250	0.0
CLP31,217,588,945		Other Securities(a)	52,277,284	1.4
		Total Foreign Government Bonds (Cost $149,467,328)	155,388,662	4.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.6%
4,460,000	#	BAMLL Re-REMIC Trust 2014-FRR5 A502, 1.219%, 03/27/45	4,392,320	0.1
6,244,000	#	BAMLL Re-REMIC Trust 2015-FRR11 AK25, 2.787%, 09/27/45	5,488,251	0.1
1,990,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.761%, 06/10/49	1,995,038	0.1
1,240,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.961%, 02/10/51	1,236,539	0.0
92,840,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	4,075,128	0.1
2,320,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4 G, 6.015%, 06/11/41	2,473,143	0.1
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	767,074	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	762,548	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	745,955	0.0
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 F, 5.805%, 02/13/42	3,551,981	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.805%, 02/13/42	$1,980,550	0.1
191,153		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20 C, 5.118%, 10/12/42	190,903	0.0
633,801	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.716%, 04/12/38	643,972	0.0
2,259,669	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,295,945	0.1
25,581,391 ^		CD 2016-CD1 Mortgage Trust, 1.444%, 08/10/49	2,539,703	0.0
45,113,000	#,^	CD 2016-CD1 Mortgage Trust, 0.685%, 08/10/49	2,598,012	0.1
41,927,654 ^		Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.015%, 07/10/49	5,614,499	0.2
18,820,723 ^		Citigroup Commercial Mortgage Trust 2016-P6 XA, 0.841%, 12/10/49	981,557	0.0
5,218,204 ^		COMM 2012-CR1 XA, 1.910%, 05/15/45	405,653	0.0
31,121,664 ^		COMM 2012-CR2 XA, 1.723%, 08/15/45	2,258,533	0.1
39,771,154 ^		COMM 2012-CR4 XA, 1.895%, 10/15/45	2,712,472	0.1
27,260,000	#,^	COMM 2012-CR4 XB, 0.592%, 10/15/45	869,343	0.0
13,766,867	#,^	COMM 2012-LC4 XA, 2.234%, 12/10/44	1,092,650	0.0
4,240,000	#	COMM 2013-CCRE10 C Mortgage Trust, 4.789%, 08/10/46	4,354,494	0.1
35,316,332 ^		COMM 2013-LC13 XA, 1.346%, 08/10/46	1,674,789	0.0
13,450,708 ^		COMM 2013-LC6 XA, 1.673%, 01/10/46	712,001	0.0
141,330,565	#,^	COMM 2015-PC1 XA, 0.769%, 07/10/50	5,724,354	0.2
920,000		COMM 2016-COR1 C Mortgage Trust, 4.396%, 10/10/49	910,424	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
70,192,108 ^		Commercial Mortgage Pass Through Certificates 2016-CR28 XA, 0.325%, 02/10/49	$2,899,082	0.1
37,785	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	37,692	0.0
642,500	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/36	655,842	0.0
900,000	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.284%, 05/15/36	951,115	0.0
1,000,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	998,686	0.1
4,460,000	#	DBJPM 16-C3 Mortgage Trust, 3.495%, 09/10/49	3,482,447	0.1
2,840,000	#	DBUBS 2011-LC2A D, 5.727%, 07/10/44	2,989,477	0.1
8,190,000	#	EQTY 2014-INNS Mortgage Trust, 4.297%, 05/08/31	8,155,357	0.2
16,840,000 ^		Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.251%, 08/25/20	2,677,658	0.1
27,973,945 ^		Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.632%, 11/25/44	4,210,079	0.1
20,890,903 ^		Freddie Mac Multifamily Structured Pass Through Certificates K021 X3, 1.969%, 07/25/40	1,896,449	0.1
20,918,411 ^		Freddie Mac Multifamily Structured Pass Through Certificates KS06 X, 1.084%, 08/25/26	1,530,928	0.0
25,000,000 ^		Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.801%, 08/25/39	2,706,060	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
219,101,451	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	$816,503	0.0
3,400,000	#	GS Mortgage Securities Trust 2010-C2 D, 5.184%, 12/10/43	3,410,115	0.1
3,000,000	#	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/43	2,840,421	0.1
2,710,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	2,369,413	0.1
27,897,299 ^		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.319%, 05/10/45	2,065,962	0.0
69,131,969 ^		GS Mortgage Securities Trust 2013-GC16 XA, 1.419%, 11/10/46	3,453,252	0.1
83,613,165 ^		GS Mortgage Securities Trust 2016-GS4, 0.603%, 11/10/49	3,363,013	0.1
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.763%, 05/15/41	634,883	0.0
1,810,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	1,735,068	0.1
5,699,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	5,275,932	0.1
17,385,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.352%, 12/15/47	306,440	0.0
2,490,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	2,455,297	0.1
452,491	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.575%, 10/15/37	451,411	0.0
1,960,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX C, 5.066%, 01/12/37	2,003,108	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,410,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX D, 5.097%, 01/12/37	$1,433,739	0.0
1,320,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.379%, 06/12/41	1,269,913	0.0
4,950,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	4,993,313	0.1
2,400,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.535%, 07/15/46	2,447,718	0.1
1,335,888	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/46	1,338,977	0.0
35,351,216 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.657%, 06/15/45	1,980,976	0.1
36,118,891 ^		JPMBB Commercial Mortgage Securities Trust 2013-C12, 0.697%, 07/15/45	874,752	0.0
20,852,134 ^		JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.186%, 04/15/47	725,869	0.0
1,671,320 ^		JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.192%, 10/15/48	99,464	0.0
16,915,593	#,^	LB-UBS Commercial Mortgage Trust 2004-C1 XST, 1.000%, 01/15/36	16,921	0.0
751,974	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.657%, 02/15/40	751,064	0.0
1,860,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.757%, 02/15/40	1,837,295	0.1
150,436		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	155,218	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	$1,729,750	0.0
1,130,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	1,123,632	0.0
2,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 H, 5.350%, 09/15/40	1,963,037	0.1
5,000,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	5,066,861	0.1
756,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.864%, 06/15/38	756,083	0.0
5,240,691	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.491%, 11/15/38	15,835	0.0
1,550,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.645%, 08/15/45	1,535,115	0.0
53,708,403 ^		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.144%, 12/15/47	2,917,118	0.1
5,530,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/47	3,811,103	0.1
6,610,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 D, 4.162%, 03/15/48	5,419,344	0.2
4,251,000		Morgan Stanley Capital I Trust 2006-IQ11, 6.303%, 10/15/42	4,147,167	0.1
2,800,000	#	Morgan Stanley Capital I Trust 2008-T29 D, 6.301%, 01/11/43	2,781,777	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.433%, 09/15/47	3,297,459	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.433%, 09/15/47	1,377,264	0.0
71,638	#	Morgan Stanley Capital I, Inc. 1999-WF1 M, 5.910%, 11/15/31	71,496	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
442,266	#	Morgan Stanley Dean Witter Capital I Trust 2001-TOP3 E, 7.571%, 07/15/33	$460,943	0.0
2,890,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	2,794,530	0.1
28,856,666	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.007%, 10/15/45	1,983,601	0.1
56,033,782 ^		Wells Fargo Commercial Mortgage Trust 2014-LC16 XA, 1.396%, 08/15/50	3,428,674	0.1
21,525,646 ^		Wells Fargo Commercial Mortgage Trust 2016-C33 XA, 1.809%, 03/15/59	2,370,736	0.1
42,409,797 ^		Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 2.007%, 07/15/48	5,697,358	0.1
16,529,811	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.983%, 08/15/45	1,187,802	0.0
13,487,132	#,^	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.087%, 11/15/45	994,997	0.0
49,391,517	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.376%, 03/15/48	2,662,173	0.1
6,431,071		Other Securities	6,345,753	0.2
		Total Commercial Mortgage-Backed Securities (Cost $209,324,029)	209,284,348	5.6
ASSET-BACKED SECURITIES: 11.4%
		Automobile Asset-Backed Securities: 0.6%
820,000	#	MMCA Auto Owner Trust 2014-A C, 2.260%, 10/15/20	823,244	0.0
3,240,000	#	Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	3,220,748	0.1
1,450,000	#	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	1,452,007	0.0
2,270,000	#	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	2,315,424	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
5,130,000		Santander Drive Auto Receivables Trust 2014-3 D, 2.650%, 08/17/20	$5,171,038	0.1
1,940,000	#	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	1,933,486	0.1
7,130,000		Other Securities	7,176,902	0.2
			22,092,849	0.6
		Home Equity Asset-Backed Securities: 0.7%
8,807,953		Freddie Mac Structured Pass Through Certificates T-31 A7, 1.232%, 05/25/31	8,726,050	0.2
20,236,542		Other Securities	16,579,236	0.5
			25,305,286	0.7
		Other Asset-Backed Securities: 9.7%
2,000,000	#	1776 CLO Ltd. 2006-1A D, 2.788%, 05/08/20	2,011,192	0.1
3,611,559	#	Ajax Mortgage Loan Trust 2016-C, 4.000%, 10/25/57	3,603,793	0.1
7,600,000	#	ALM VII Ltd. 2012-7A A1R, 2.503%, 10/15/28	7,656,468	0.2
5,100,000	#	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.023%, 10/15/27	5,138,479	0.1
2,930,000	#	ALM VIII Ltd. 2013-8A A1R, 2.513%, 10/15/28	2,941,518	0.1
1,000,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 04/17/52	1,054,540	0.0
1,108,107	#,^	American Homes 4 Rent 2015-SFR1 XS, 04/17/52	—	—
1,076,000	#	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	1,123,779	0.0
1,250,000	#	American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/45	1,318,125	0.1
6,997,917	#,^	American Homes 4 Rent 2015-SFR2 XS, 10/17/45	—	—
7,380,000	#	Apidos CLO XI 2012-11A AR, 2.463%, 01/17/28	7,404,635	0.2
3,440,000	#	Apidos CLO XI 2012-11A BR, 2.973%, 01/17/28	3,452,989	0.1
1,170,000	#	Apidos CLO XIV 2013-14A D, 4.523%, 04/15/25	1,165,249	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,130,000	#	Apidos CLO XVII 2014-17A A2R, 2.873%, 04/17/26	$3,130,191	0.1
5,420,000	#	Apidos CLO XVII 2014-17A BR, 3.523%, 04/17/26	5,419,951	0.2
3,860,000	#	Apidos Clo XXV 2016-25A A1, 2.203%, 10/20/28	3,870,507	0.1
4,350,000	#	Ares XXIX CLO Ltd. 2014-1A BR, 3.330%, 04/17/26	4,349,696	0.1
4,410,000	#	Ares XXXII CLO Ltd. 2014-32A BR, 3.289%, 11/15/25	4,409,925	0.1
146,648	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	147,133	0.0
3,970,000	#	Avery Point IV CLO Ltd., 3.510%, 04/25/26	3,970,000	0.1
7,600,000	#	Babson CLO Ltd. 2014-3A AR, 2.299%, 01/15/26	7,615,170	0.2
2,640,000	#	Babson CLO Ltd. 2014-3A C1R, 3.699%, 01/15/26	2,641,845	0.1
3,620,000	#	Babson CLO Ltd. 2014-IA BR, 3.230%, 07/20/25	3,620,069	0.1
9,710,000	#	Benefit Street Partners CLO IV Ltd. 2014-IVA A1R, 2.515%, 01/20/29	9,740,946	0.2
3,190,000	#	Benefit Street Partners CLO X Ltd. 2016-10A A1, 2.233%, 01/15/29	3,200,597	0.1
2,450,000	#	Birchwood Park CLO Ltd. 2014-1A C1R, 3.273%, 07/15/26	2,450,250	0.1
6,270,000	#	Blue Hill CLO Ltd. 2013-1A C1R, 3.420%, 01/15/26	6,269,611	0.2
3,550,000	#	BlueMountain CLO 2013-1A A1R, 2.430%, 01/20/29	3,562,588	0.1
4,080,000	#	BlueMountain CLO 2013-1A A2R, 2.930%, 01/20/29	4,094,386	0.1
4,350,000	#	BlueMountain CLO 2014-4A CR, 3.604%, 11/30/26	4,353,323	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,070,000	#	BlueMountain CLO 2015-1A BR, 3.522%, 04/13/27	$4,108,051	0.1
7,100,000	#	BlueMountain CLO Ltd. 2012-2A AR, 2.472%, 11/20/28	7,122,791	0.2
3,270,000	#	Burnham Park Clo Ltd. 2016-1A A, 2.318%, 10/20/29	3,296,729	0.1
1,377,919	#	Callidus Debt Partners Clo Fund VI Ltd. 6A A1T, 1.301%, 10/23/21	1,377,559	0.0
3,480,000	#	Carlyle Global Market Strategies CLO 2014-3A BR Ltd., 3.187%, 07/27/26	3,486,522	0.1
3,040,000	#	Carlyle Global Market Strategies CLO Ltd. 2012-4A AR, 2.480%, 01/20/29	3,053,479	0.1
6,380,000	#	Carlyle US CLO 2017-1A A1A Ltd., 2.460%, 04/20/31	6,406,298	0.1
9,680,000	#	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.344%, 10/20/28	9,690,251	0.3
4,700,000	#	Cent CLO 2014-22A A2AR, 2.984%, 11/07/26	4,700,799	0.1
2,150,000	#	CIFC Funding 2017-2A C Ltd., 04/20/30	2,150,000	0.1
2,750,000	#	CIFC Funding Ltd. 2014-4A C1R, 2.377%, 10/17/26	2,749,972	0.1
3,660,000	#	CIFC Funding Ltd. 2016-1A A, 2.445%, 10/21/28	3,674,172	0.1
11,950,000	#	CIFC Funding Ltd. 2017-1A A, 2.243%, 04/23/29	11,949,845	0.3
11,130,000	#	Dryden 33 Senior Loan Fund 2014-33A AR, 2.453%, 10/15/28	11,163,323	0.3
2,960,000	#	Dryden Senior Loan Fund 2014-31A CR, 3.256%, 04/18/26	2,946,739	0.1
2,100,000	#	Dryden Senior Loan Fund 2014-34A CR, 3.172%, 10/15/26	2,100,000	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
6,660,000	#	Dryden Senior Loan Fund 2017-47A A2, 2.745%, 04/15/28	$6,660,000	0.2
6,410,000	#	Dryden Senior Loan Fund 2017-47A C, 3.595%, 04/15/28	6,406,795	0.1
3,000,000	#	Flatiron CLO Ltd. 2013-1A A2R, 2.580%, 01/17/26	2,999,850	0.1
3,920,000	#	Flatiron CLO Ltd. 2013-1A BR, 3.380%, 01/17/26	3,919,796	0.1
1,500,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 2.425%, 04/19/21	1,498,579	0.0
2,125,000	#	GoldenTree Loan Opportunities III Ltd. 2007-3A C, 2.284%, 05/01/22	2,125,888	0.1
2,963,407	#	HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	3,037,492	0.1
3,278,790	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	3,336,169	0.1
2,759,343	#	HERO Funding Trust 2016-2A A, 3.750%, 09/20/41	2,808,638	0.0
2,500,000	#	Invitation Homes Trust 2014-SFR2 E, 4.093%, 06/17/32	2,524,103	0.1
5,400,000	#	LCM XXIII Ltd. 23A A1, 2.506%, 10/20/29	5,443,151	0.1
1,495,350	#	Madison Park Funding IV Ltd. 2007-4A E, 4.756%, 03/22/21	1,518,578	0.0
1,500,000	#	Madison Park Funding Ltd. 2007-6A D, 4.282%, 07/26/21	1,501,511	0.0
3,250,000	#	Madison Park Funding Ltd. 2007-6A E, 6.282%, 07/26/21	3,255,791	0.1
1,250,000	#	Madison Park Funding V Ltd. 2007-5A D, 4.552%, 02/26/21	1,251,113	0.0
2,900,000	#	Madison Park Funding XIII Ltd. 2014-13A CR, 3.028%, 01/19/25	2,900,145	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
5,400,000	#	Madison Park Funding XV Ltd. 2014-15A B1R, 3.242%, 01/27/26	$5,400,119	0.2
9,550,000	#	Magnetite CLO Ltd. 2016-18A A, 2.253%, 11/15/28	9,571,354	0.3
347,059	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	348,447	0.0
927,356	#	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	931,322	0.0
1,600,000	#	Oaktree EIF II Series B1 Ltd. 2015-B1A A, 2.589%, 02/15/26	1,600,339	0.0
9,470,000	#	Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.355%, 03/17/30	9,480,872	0.3
1,570,000	#	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.069%, 04/15/26	1,577,850	0.0
5,660,000	#	OHA Loan Funding Ltd. 2015-1A AR, 2.449%, 08/15/29	5,697,390	0.1
5,980,000	#	OHA Loan Funding Ltd. 2015-1A BR, 2.839%, 08/15/29	5,986,650	0.2
6,000,000	#	Palmer Square CLO 2013-2A BR Ltd., 3.408%, 10/17/27	6,000,000	0.2
4,000,000	#	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	4,003,377	0.1
4,000,000	#	Progress Residential 2015-SFR3 C, 4.327%, 11/12/32	4,087,311	0.1
7,830,000	#	Shackleton CLO Ltd. 2016-9A A, 2.364%, 10/20/28	7,852,989	0.2
2,008,245	#	SoFi Consumer Loan Program 2016-1A A, 3.260%, 08/25/25	2,007,041	0.1
1,500,000	#	SoFi Consumer Loan Program 2016-2A B, 4.770%, 10/27/25	1,531,956	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,364,879	#	Sofi Consumer Loan Program 2017-1 A LLC, 3.280%, 01/26/26	$4,391,726	0.1
5,345,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	5,397,695	0.1
7,320,000	#	Symphony CLO Ltd. 2012-9A AR, 2.472%, 10/16/28	7,402,848	0.2
3,120,000	#	Symphony CLO Ltd. 2016-18A B, 2.746%, 01/23/28	3,123,236	0.1
3,080,000	#	Symphony CLO XIV Ltd. 2014-14A C1R, 3.505%, 07/14/26	3,079,978	0.1
3,432,750	#	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	3,482,646	0.1
550,000	#	Telos CLO 2007-2A D, 3.223%, 04/15/22	560,110	0.0
2,580,000	#	Thacher Park CLO Ltd. 2014-1A CR, 3.857%, 10/20/26	2,579,755	0.1
11,090,000	#	THL Credit Wind River CLO Ltd. 2017-1A A, 2.374%, 04/18/29	11,100,968	0.3
6,000,000	#	THL Credit Wind River CLO Ltd. 2017-1A C, 3.334%, 04/18/29	5,999,886	0.2
9,030,000	#	Wind River CLO Ltd. 2016-2A A, 2.386%, 11/01/28	9,057,984	0.2
1,077,149		Other Securities	1,073,570	0.0
			364,208,503	9.7
		Student Loan Asset-Backed Securities: 0.4%
1,714,117	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	1,727,126	0.0
2,236,498	#	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	2,255,623	0.1
1,280,717	#	Earnest Student Loan Program 2016-A B LLC, 2.500%, 01/25/39	1,239,032	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities (continued)
1,550,000	#	Earnest Student Loan Program 2016-B B, 4.810%, 09/25/36	$1,552,280	0.1
1,150,000	#	Earnest Student Loan Program 2016-C B, 4.460%, 01/26/37	1,131,740	0.0
1,200,000	#	SMB Private Education Loan Trust 2017-A, 3.500%, 06/17/41	1,162,908	0.0
2,191,222	#	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	2,188,548	0.1
4,100,000	#	Sofi Professional Loan Program 2016-E LLC, 4.430%, 10/25/41	4,131,539	0.1
			15,388,796	0.4
		Total Asset-Backed Securities (Cost $424,863,048)	426,995,434	11.4
U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.8%
		Federal Home Loan Mortgage Corporation: 4.8%##
11,794,000	W	3.000%, due 11/15/26	12,080,558	0.3
24,502,000	W	3.000%, due 04/01/44	24,278,035	0.7
7,849,245		3.000%, due 04/01/45	7,802,156	0.2
11,606,229		3.500%, due 01/01/45	11,905,831	0.3
8,540,383		4.000%, due 09/01/45	8,969,062	0.2
35,960,000	W	4.000%, due 05/01/47	37,640,004	1.0
74,575,786	W	2.500%-7.000%, due 01/01/24-05/01/46	77,626,341	2.1
			180,301,987	4.8
		Federal National Mortgage Association: 5.1%##
18,700,000	W	2.500%, due 12/25/26	18,710,227	0.5
12,470,000	W	3.000%, due 05/01/43	12,338,480	0.3
16,056,146		3.000%, due 04/01/45	15,979,673	0.4
8,456,358		3.500%, due 10/01/42	8,694,067	0.3
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
24,701,873		4.000%, due 01/01/45	26,270,464	0.7
24,963,093		4.000%, due 05/01/45	26,205,194	0.7
76,556,489	W	2.500%-7.500%, due 10/01/18-11/01/46	79,811,921	2.2
			188,010,026	5.1
		Government National Mortgage Association: 1.9%
13,213,000	W	3.000%, due 04/01/44	$13,329,646	0.4
23,141,917		3.500%, due 07/20/46	24,029,615	0.6
23,143,755		3.500%, due 09/20/46	24,031,524	0.6
8,773,455	W	4.000%-5.500%, due 10/15/39-10/20/60	9,305,336	0.3
			70,696,121	1.9
		Total U.S. Government Agency Obligations (Cost $441,072,282)	439,008,134	11.8
U.S. TREASURY OBLIGATIONS: 23.8%
		Treasury Inflation Indexed Protected Securities: 2.5%
91,924,632		0.375%, due 01/15/27	91,600,506	2.5
		U.S. Treasury Bonds: 3.8%
146,448,000		2.875%, due 11/15/46	142,074,623	3.8
		U.S. Treasury Notes: 17.5%
247,000		0.625%, due 06/30/18	245,456	0.0
170,756,000		1.250%, due 03/31/19	170,719,287	4.6
167,712,000	L	1.625%, due 03/15/20	168,311,403	4.5
35,168,000		1.875%, due 02/28/22	35,093,127	0.9
108,452,000		1.875%, due 03/31/22	108,166,012	2.9
27,273,000		2.125%, due 02/29/24	27,123,326	0.7
9,440,000		2.125%, due 03/31/24	9,382,473	0.3
137,413,000		2.250%, due 02/15/27	135,660,435	3.6
			654,701,519	17.5
		Total U.S. Treasury Obligations (Cost $885,870,812)	888,376,648	23.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		OTC Interest Rate Swaptions: 0.0%
155,530,000	@	Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.688%, Exp. 05/16/17 Counterparty: Morgan Stanley Capital Services LLC	$200,019	0.0
		Total Purchased Options (Cost $28,036)	200,019	0.0
		Total Long-Term Investments (Cost $3,738,263,829)	3,757,792,006	100.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.9%
		Corporate Bonds/Notes: 0.4%
3,158,000	#	Barclays Bank PLC, 6.050%, 12/04/17	3,241,598	0.1
4,567,000		Discover Bank, 2.000%, 02/21/18	4,571,878	0.1
367,000		Discover Financial Services, 6.450%, 06/12/17	370,135	0.0
1,019,000		FirstEnergy Corp., 2.750%, 03/15/18	1,022,947	0.0
2,911,000		Hewlett Packard Enterprise Co., 2.450%, 10/05/17	2,919,884	0.1
1,267,000		Zoetis, Inc., 1.875%, 02/01/18	1,267,991	0.1
			13,394,433	0.4
		U.S. Government Agency Obligations: 0.0%
3,415		Fannie Mae, 5.500%, 02/01/18	3,448	0.0
124		Fannie Mae, 6.000%, 11/01/17	124	0.0
5,230		Fannie Mae, 6.000%, 09/01/17	5,246	0.0
			8,818	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: 4.4%
39,079,068	Cantor Fitzgerald, Repurchase Agreement dated 03/31/17, 0.81%, due 04/03/17 (Repurchase Amount $39,081,670, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $39,860,660, due 04/01/17-02/20/67)	$39,079,068	1.1
8,187,614	Daiwa Capital Markets, Repurchase Agreement dated 03/31/17, 0.82%, due 04/03/17 (Repurchase Amount $8,188,166, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $8,351,367, due 05/11/17-12/01/51)	8,187,614	0.2
39,079,068	Millenium Fixed Income Ltd., Repurchase Agreement dated 03/31/17, 0.84%, due 04/03/17 (Repurchase Amount $39,081,766, collateralized by various U.S. Government Securities, 3.125%-3.625%, Market Value plus accrued interest $39,860,656, due 02/15/43-02/15/44)	39,079,068	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc (continued)
39,079,068		NBC Global Finance Ltd., Repurchase Agreement dated 03/31/17, 0.90%, due 04/03/17 (Repurchase Amount $39,081,959, collateralized by various U.S. Government Securities, 1.250%-4.625%, Market Value plus accrued interest $39,860,649, due 08/15/21-09/09/49)	$39,079,068	1.0
39,100,000		State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/17, 0.90%, due 04/03/17 (Repurchase Amount $39,102,892, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $39,882,042, due 01/15/19-02/15/46)	39,100,000	1.1
			164,524,818	4.4
		Collateralized Mortgage Obligations: 0.0%
44,373		Freddie Mac REMIC Trust 2543 AN, 5.000%, 12/15/17 (Cost $43,893)	44,720	0.0
		Foreign Government Bonds: 0.0%
200,000		Pakistan Government International Bond, 6.875%, 06/01/17	201,100	0.0
630,000	#	Serbia International Bond, 5.250%, 11/21/17	643,294	0.0
			844,394	0.0
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.1%
114,320,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.600%†† (Cost $114,320,000)	$114,320,000	3.1
	Total Short-Term Investments (Cost $293,096,069)	293,137,183	7.9
	Total Investments in Securities (Cost $4,031,359,898)	$4,050,929,189	108.6
	Liabilities in Excess of Other Assets	(321,180,563)	(8.6)
	Net Assets	$3,729,748,626	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of March 31, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at March 31, 2017.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

(a)
This grouping contains securities on loan.

ARS
Argentine Peso

BRL
Brazilian Real

CLP
Chilean Peso

COP
Colombian Peso

DKK
Danish Krone

HUF
Hungarian Forint

IDR
Indonesian Rupiah

RON
Romanian New Leu

RUB
Russian Ruble

Cost for federal income tax purposes is $4,033,532,385.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$50,195,192
Gross Unrealized Depreciation	(32,798,388)
Net Unrealized Appreciation	$17,396,804

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2017
Asset Table
Investments, at fair value
Purchased Options	$—	$200,019	$—	$200,019
Corporate Bonds/Notes	—	1,133,598,035	—	1,133,598,035
Collateralized Mortgage Obligations	—	504,940,726	—	504,940,726
Short-Term Investments	114,320,000	178,817,183	—	293,137,183
Foreign Government Bonds	—	155,388,662	—	155,388,662
U.S. Treasury Obligations	—	888,376,648	—	888,376,648
U.S. Government Agency Obligations	—	439,008,134	—	439,008,134
Asset-Backed Securities	—	402,492,470	24,502,964	426,995,434
Commercial Mortgage-Backed Securities	—	209,284,348	—	209,284,348
Total Investments, at fair value	$114,320,000	$3,912,106,225	$24,502,964	$4,050,929,189
Other Financial Instruments+
Centrally Cleared Swaps	—	17,212,915	—	17,212,915
Forward Foreign Currency Contracts	—	258,714	—	258,714
Futures	603,581	—	—	603,581
Total Assets	$114,923,581	$3,929,577,854	$24,502,964	$4,069,004,399
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(8,625,194)	$—	$(8,625,194)
Forward Foreign Currency Contracts	—	(1,724,386)	—	(1,724,386)
Futures	(2,597,991)	—	—	(2,597,991)
Written Options	—	(287,863)	—	(287,863)
Total Liabilities	$(2,597,991)	$(10,637,443)	$—	$(13,235,434)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

At March 31, 2017, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	Indonesian Rupiah	30,298,073,021	Buy	06/16/17	$2,261,050	$2,262,084	$1,034
Citibank N.A.	Russian Ruble	5,079,181	Buy	04/07/17	90,276	90,190	(86)
HSBC Bank USA N.A.	Hungarian Forint	1,930,917,578	Buy	04/07/17	6,709,115	6,675,350	(33,765)
JPMorgan Chase Bank N.A.	Russian Ruble	39,988,988	Buy	04/07/17	687,926	710,072	22,146
							$(10,671)
Barclays Bank PLC	Brazilian Real	4,222,650	Sell	05/19/17	$1,351,032	$1,334,748	$16,284
Barclays Bank PLC	Brazilian Real	55,428,116	Sell	05/19/17	17,292,106	17,520,404	(228,298)
BNP Paribas	Indonesian Rupiah	59,651,665,989	Sell	06/16/17	4,396,497	4,453,653	(57,156)
Citibank N.A.	Russian Ruble	16,658,918	Sell	04/07/17	272,692	295,807	(23,115)
Citibank N.A.	Brazilian Real	2,627,962	Sell	05/19/17	831,502	830,679	823
Citibank N.A.	Chilean Peso	2,748,956,795	Sell	05/19/17	4,229,164	4,156,728	72,436
HSBC Bank USA N.A.	Russian Ruble	1,145,758,623	Sell	04/07/17	19,030,133	20,344,894	(1,314,761)
HSBC Bank USA N.A.	Romanian New Leu	10,430,012	Sell	04/07/17	2,494,226	2,443,541	50,685
JPMorgan Chase Bank N.A.	Colombian Peso	24,886,564,247	Sell	05/19/17	8,534,487	8,601,692	(67,205)
Morgan Stanley	Hungarian Forint	5,432,239,440	Sell	04/07/17	18,875,030	18,779,724	95,306
							$(1,455,001)

At March 31, 2017, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	561	06/21/17	$69,879,562	$(28,041)
U.S. Treasury 2-Year Note	260	06/30/17	56,277,811	36,499
U.S. Treasury 5-Year Note	1,640	06/30/17	193,071,558	389,770
U.S. Treasury Long Bond	53	06/20/17	7,994,719	5,116
U.S. Treasury Ultra Long Bond	418	06/21/17	67,141,250	172,196
			$394,364,900	$575,540
Short Contracts
Euro-Bund	(729)	06/08/17	(125,536,261)	(1,268,947)
U.S. Treasury Ultra 10-Year Note	(1,661)	06/21/17	(222,392,336)	(1,301,003)
			$(347,928,597)	$(2,569,950)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

At March 31, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD	38,344,000	$(778,769)	$(778,769)
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD	31,365,000	(623,274)	(623,274)
Receive a fixed rate equal to 2.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/40	USD	24,606,000	(387,639)	(387,639)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD	45,865,000	696,929	696,929
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.036%	Chicago Mercantile Exchange	10/13/18	USD	42,083,000	306,774	306,774
Receive a fixed rate equal to 1.036% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/18	USD	42,311,000	(308,758)	(308,758)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	162,439,000	274,344	274,344
Receive a fixed rate equal to 1.460% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/20	USD	151,804,000	(2,247,823)	(2,247,823)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.780%	Chicago Mercantile Exchange	10/13/22	USD	45,684,000	810,672	810,672
Receive a fixed rate equal to 2.126% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/10/26	USD	97,984,000	(2,543,437)	(2,543,437)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.646%	Chicago Mercantile Exchange	06/27/26	USD	14,380,000	886,776	886,776
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.619%	Chicago Mercantile Exchange	06/27/26	USD	14,380,000	920,234	920,234
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.622%	Chicago Mercantile Exchange	06/27/26	USD	14,380,000	916,584	916,584
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.621%	Chicago Mercantile Exchange	06/27/26	USD	14,380,000	917,801	917,801
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.625%	Chicago Mercantile Exchange	06/27/26	USD	8,455,000	536,706	536,706
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.902%	Chicago Mercantile Exchange	06/28/26	USD	97,984,000	3,595,724	3,595,724
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.538%	Chicago Mercantile Exchange	09/22/26	USD	3,367,452	247,374	247,374
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.539%	Chicago Mercantile Exchange	09/22/26	USD	22,754,000	1,670,335	1,670,335
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.546%	Chicago Mercantile Exchange	09/22/26	USD	4,489,000	327,007	327,007
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD	22,434,000	1,610,945	1,610,945
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD	22,438,000	1,610,262	1,610,262
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.562%	Chicago Mercantile Exchange	09/22/26	USD	25,493,548	1,821,604	1,821,604
Receive a fixed rate equal to 2.312% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/05/26	USD	93,230,000	(705,974)	(705,974)
Receive a fixed rate equal to 2.255% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/06/26	USD	73,721,000	(925,272)	(925,272)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.387%	Chicago Mercantile Exchange	01/15/27	USD	24,456,000	35,021	62,844
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.440%	Chicago Mercantile Exchange	01/15/27	USD	20,788,000	(68,342)	(43,774)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.429%	Chicago Mercantile Exchange	01/15/27	USD	27,941,000	(64,489)	(31,723)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.431%	Chicago Mercantile Exchange	01/15/27	USD	22,369,000	(55,015)	(28,751)
					$8,476,300	$8,587,721

At March 31, 2017, the following over-the-counter written interest rate swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	2.188%	Pay	3-month USD-LIBOR-BBA	05/16/17	USD155,530,000	$32,349	$(287,863)
						Total Written Swaptions	$32,349	$(287,863)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$200,019
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	258,714
Interest rate contracts	Net Assets — Unrealized appreciation**	603,581
Interest rate contracts	Net Assets — Unrealized appreciation***	17,212,915
Total Asset Derivatives		$18,275,229
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,724,386
Interest rate contracts	Net Assets — Unrealized depreciation**	2,597,991
Interest rate contracts	Net Assets — Unrealized depreciation***	8,625,194
Interest rate contracts	Written options, at fair value	287,863
Total Liability Derivatives		$13,235,434

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(227,500)	$—	$—	$2,168,777	$—	$1,941,277
Equity contracts	—	—	472,439	—	—	472,439
Foreign exchange contracts	—	(2,153,996)	—	(540,456)	—	(2,694,452)
Interest rate contracts	(1,806,114)	—	5,383,107	(10,909,624)	1,784,289	(5,548,342)
Total	$(2,033,614)	$(2,153,996)	$5,855,546	$(9,281,303)	$1,784,289	$(5,829,078)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$—	$—	$—
Equity contracts	—	—	24,727	—	—	24,727
Foreign exchange contracts	—	(1,465,672)	—	—	—	(1,465,672)
Interest rate contracts	171,983	—	(1,400,054)	15,322,419	(255,514)	13,838,834
Total	$171,983	$(1,465,672)	$(1,375,327)	$15,322,419	$(255,514)	$12,397,889

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2017 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2017:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	JPMorgan Chase & Co.	Morgan Stanley	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Purchased options	$—	$—	$—	$—	$—	$—	$—	$200,019	$—	$200,019
Forward foreign currency contracts	16,284	—	73,259	50,685	22,146	—	95,306	—	1,034	258,714
Total Assets	$16,284	$—	$73,259	$50,685	$22,146	$—	$95,306	$200,019	$1,034	$458,733
Liabilities:
Forward foreign currency contracts	$228,298	$57,156	$23,201	$1,348,526	$67,205	$—	$—	$—	$—	$1,724,386
Written options			—		—	—	—	287,863	—	287,863
Total Liabilities	$228,298	$57,156	$23,201	$1,348,526	$67,205	$—	$—	$287,863	$—	$2,012,249
Net OTC derivative instruments by counterparty, at fair value	$(212,014)	$(57,156)	$50,058	$(1,297,841)	$(45,059)	$—	$95,306	$(87,844)	$1,034	$(1,553,516)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$1,100,000	$45,059	$—	$(10,000)	$—	$—	$1,135,059
Net Exposure(1)(2)	$(212,014)	$(57,156)	$50,058	$(197,841)	$—	$—	$85,306	$(87,844)	$1,034	$(418,457)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At March 31, 2017, the Fund had pledged $110,000 in cash collateral to JPMorgan Chase Bank N.A. In addition, the Fund had received $300,000 in cash collateral from Morgan Stanley Capital Services LLC. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 49.0%
		Basic Materials: 1.1%
135,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	$135,051	0.2
300,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	315,750	0.3
578,000		Other Securities	594,787	0.6
			1,045,588	1.1
		Communications: 3.3%
414,000		AT&T, Inc., 2.300%, 03/11/19	416,176	0.4
300,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	307,500	0.3
300,000	#	SFR Group SA, 6.000%, 05/15/22	312,000	0.3
200,000	#	Sky PLC, 2.625%, 09/16/19	201,272	0.2
147,000	#	Verizon Communications, Inc., 2.946%, 03/15/22	146,524	0.2
1,720,000		Other Securities	1,747,609	1.9
			3,131,081	3.3
		Consumer, Cyclical: 5.2%
150,000		American Honda Finance Corp., 2.000%, 02/14/20	150,528	0.2
410,000		American Honda Finance Corp., 2.250%, 08/15/19	413,687	0.4
165,000	#	BMW US Capital LLC, 1.450%, 09/13/19	163,118	0.2
260,000	#	Daimler Finance North America LLC, 1.500%, 07/05/19	256,389	0.3
320,000	#	Daimler Finance North America LLC, 2.300%, 01/06/20	320,818	0.3
600,000		Ford Motor Credit Co. LLC, 1.897%-3.157%, 08/12/19-08/04/20	603,681	0.7
405,000		Southwest Airlines Co., 2.650%, 11/05/20	409,343	0.4
265,000		Southwest Airlines Co., 2.750%, 11/06/19	269,520	0.3
2,242,614		Other Securities	2,261,666	2.4
			4,848,750	5.2
		Consumer, Non-cyclical: 8.1%
509,000		Abbott Laboratories, 2.350%-2.800%, 11/22/19-09/15/20	512,463	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
481,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	$481,876	0.5
431,000		AstraZeneca PLC, 1.750%-1.950%, 11/16/18-09/18/19	430,930	0.5
240,000	#	Danone SA, 1.691%, 10/30/19	236,923	0.3
439,000		Kraft Heinz Foods Co., 2.000%, 07/02/18	440,179	0.5
464,000		Sanofi, 1.250%, 04/10/18	463,471	0.5
4,943,000		Other Securities(a)	4,960,816	5.3
			7,526,658	8.1
		Energy: 3.2%
407,000		BP Capital Markets PLC, 2.315%-2.521%, 01/15/20-02/13/20	411,536	0.5
882,000		Shell International Finance BV, 1.375%-2.125%, 11/10/18-09/12/21	874,082	0.9
1,660,000		Other Securities	1,669,333	1.8
			2,954,951	3.2
		Financial: 18.7%
210,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	210,221	0.2
480,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.050%-2.250%, 06/13/19-09/23/19	481,435	0.5
928,000		Bank of America Corp., 2.600%, 01/15/19	938,001	1.0
381,000		Bank of America Corp., 1.950%-2.151%, 05/12/18-11/09/20	380,200	0.4
520,000		Capital One NA/Mclean VA, 1.850%-2.350%, 08/17/18-09/13/19	519,271	0.6
500,000	#	CIT Group, Inc., 5.000%, 05/15/18	504,000	0.5
433,000		Citigroup, Inc., 2.050%, 12/07/18	433,938	0.5
160,000	#	Commonwealth Bank of Australia, 2.250%, 03/10/20	160,158	0.2
360,000		Credit Suisse AG/New York NY, 1.700%, 04/27/18	359,565	0.4
200,000		Credit Suisse AG, 5.300%, 08/13/19	214,511	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	$429,097	0.5
250,000		Huntington National Bank/ The, 2.375%, 03/10/20	251,021	0.2
250,000		Huntington National Bank, 2.200%, 11/06/18	251,137	0.3
260,000	#	ING Bank NV, 1.650%, 08/15/19	256,830	0.3
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	441,942	0.5
30,000		Morgan Stanley, 2.200%, 12/07/18	30,133	0.0
127,000	#	New York Life Global Funding, 1.550%, 11/02/18	126,806	0.1
310,000		PNC Bank NA, 1.450%, 07/29/19	306,502	0.4
580,000		PNC Bank NA, 2.400%, 10/18/19	585,048	0.6
175,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	182,875	0.2
495,000		Royal Bank of Canada, 1.800%-2.125%, 07/30/18-03/02/20	495,612	0.5
363,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	364,242	0.4
265,000	#	Standard Chartered PLC, 2.100%, 08/19/19	262,948	0.3
260,000	#	Swedbank AB, 2.800%, 03/14/22	260,598	0.3
500,000		Toronto-Dominion Bank, 2.250%, 11/05/19	503,463	0.5
200,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	201,471	0.2
460,000		Wells Fargo Bank NA, 2.150%, 12/06/19	461,844	0.5
7,690,000		Other Securities	7,796,944	8.4
			17,409,813	18.7
		Industrial: 3.2%
300,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/23	303,375	0.3
300,000	#	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22	309,750	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
200,000	#	Rolls-Royce PLC, 2.375%, 10/14/20	$199,430	0.2
370,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	369,695	0.4
1,770,000		Other Securities	1,779,224	1.9
			2,961,474	3.2
		Technology: 3.4%
490,000		Apple, Inc., 1.900%, 02/07/20	491,495	0.5
185,000	#	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/20	185,081	0.2
564,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, 06/01/19	578,491	0.6
300,000	#	First Data Corp., 5.375%, 08/15/23	313,125	0.4
370,000		International Business Machines Corp., 1.900%, 01/27/20	371,447	0.4
300,000	#	Quintiles IMS, Inc., 4.875%, 05/15/23	305,625	0.3
901,000		Other Securities	899,501	1.0
			3,144,765	3.4
		Utilities: 2.8%
405,000		Duke Energy Corp., 1.800%, 09/01/21	391,575	0.4
2,209,000		Other Securities	2,233,470	2.4
			2,625,045	2.8
		Total Corporate Bonds/Notes (Cost $45,595,333)	45,648,125	49.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 5.8%
339,092		Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/40	340,144	0.4
770,928		Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/24	790,843	0.8
200,244		Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/40	211,080	0.2
106,956		Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/39	107,843	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
297,833	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/40	$303,092	0.3
52,522	Fannie Mae REMIC Trust 2011-100 QM, 4.000%, 10/25/50	52,972	0.1
643,970	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/28	735,404	0.8
572,351	Freddie Mac REMIC Trust 3597 L, 5.000%, 07/15/39	612,852	0.7
423,904	Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/39	431,882	0.5
818,944	Ginnie Mae Series 2014-53 JM, 7.124%, 04/20/39	940,562	1.0
609,004	Ginnie Mae Series 2015-H31 FT, 1.430%, 11/20/65	611,241	0.6
251,088	Wells Fargo Mortgage Backed Securities 2005-AR16 Trust 2A1, 3.182%, 02/25/34	255,887	0.3
	Total Collateralized Mortgage Obligations (Cost $5,388,043)	5,393,802	5.8
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.0%
	Federal Home Loan Mortgage Corporation: 1.3%##
421,313	5.500%, due 11/01/38	474,225	0.5
362,899	5.500%, due 02/01/39	404,084	0.5
276,205	5.500%, due 01/01/37-10/01/38	310,253	0.3
		1,188,562	1.3
	Federal National Mortgage Association: 0.7%##
372,230	5.000%, due 01/01/23	397,896	0.4
236,105	5.000%, due 07/01/34	259,098	0.3
		656,994	0.7
	Total U.S. Government Agency Obligations (Cost $1,798,132)	1,845,556	2.0
FOREIGN GOVERNMENT BONDS: 0.0%
58,000	Other Securities	57,953	0.0
	Total Foreign Government Bonds (Cost $57,829)	57,953	0.0

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 16.5%
		Automobile Asset-Backed Securities: 6.0%
250,000		CarMax Auto Owner Trust 2014-4 A4, 1.810%, 07/15/20	$250,437	0.3
100,000		CarMax Auto Owner Trust 2016-2 A3, 1.520%, 02/16/21	99,684	0.1
225,000		CarMax Auto Owner Trust 2016-4, 1.600%, 06/15/22	221,578	0.2
250,000		CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/22	250,862	0.3
600,000	#	Chrysler Capital Auto Receivables Trust 2016-B, 1.870%, 02/15/22	594,214	0.6
190,000		GM Financial Automobile Leasing Trust 2015-3 A4, 1.810%, 11/20/19	190,355	0.2
250,000		GM Financial Automobile Leasing Trust 2016-2 A4, 1.760%, 03/20/20	249,707	0.3
100,000		GM Financial Automobile Leasing Trust 2017-1 A4, 2.260%, 08/20/20	100,199	0.1
480,000		Harley-Davidson Motorcycle Trust 2015-1 A4, 1.670%, 08/15/22	479,413	0.5
300,000	#	Hyundai Auto Lease Securitization Trust 2016-B A4, 1.680%, 04/15/20	299,919	0.3
150,000	#	Hyundai Auto Lease Securitization Trust 2016-C, 1.650%, 07/15/20	149,624	0.2
450,000	#	Hyundai Auto Lease Securitization Trust 2017-A A4, 2.130%, 04/15/21	452,421	0.5
200,000		Nissan Auto Lease Trust 2016-A A4, 1.650%, 10/15/21	200,121	0.2
100,000		Nissan Auto Lease Trust 2016-B A4, 1.610%, 01/18/22	99,669	0.1
540,000		Nissan Auto Receivables 2016-B A4, 1.540%, 10/17/22	534,396	0.6
200,000	#	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	200,277	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
110,000	World Omni Auto Receivables Trust 2015-B A4, 1.840%, 01/17/22	$109,822	0.1
250,000	World Omni Auto Receivables Trust 2016-B A4, 1.480%, 11/15/22	244,450	0.3
100,000	World Omni Automobile Lease Securitization Trust 2017-A A4, 2.320%, 08/15/22	100,387	0.1
810,000	Other Securities	807,885	0.8
		5,635,420	6.0
	Credit Card Asset-Backed Securities: 4.5%
450,000	Cabela’s Credit Card Master Note Trust 2016-1 A1, 1.780%, 06/15/22	449,279	0.5
450,000	Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	445,399	0.5
600,000	Capital One Multi-Asset Execution Trust, 1.820%, 09/15/22	599,983	0.6
300,000	Chase Issuance Trust 2016-A2 A, 1.370%, 06/15/21	298,075	0.3
200,000	Chase Issuance Trust 2016-A5 A5, 1.270%, 07/15/21	197,945	0.2
210,000	Citibank Credit Card Issuance Trust 2014-A6 A6, 2.150%, 07/15/21	211,905	0.3
300,000	Citibank Credit Card Issuance Trust 2016-A1 A1, 1.750%, 11/19/21	299,627	0.3
170,000	Discover Card Execution Note Trust 2014-A1 A1, 1.342%, 07/15/21	170,961	0.2
230,000	Discover Card Execution Note Trust 2014-A4 A4, 2.120%, 12/15/21	232,025	0.2
200,000	Discover Card Execution Note Trust 2015-A3 A, 1.450%, 03/15/21	199,794	0.2
450,000	Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/24	452,759	0.5
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Credit Card Asset-Backed Securities (continued)
630,000		Other Securities	$628,253	0.7
			4,186,005	4.5
		Home Equity Asset-Backed Securities: 0.1%
57,251		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/19	57,688	0.1
		Other Asset-Backed Securities: 5.9%
240,000	#	Apidos CLO XI 2012-11A AR, 2.463%, 01/17/28	240,801	0.3
330,000	#	Babson CLO Ltd. 2014-3A AR, 2.299%, 01/15/26	330,658	0.3
280,000	#	Benefit Street Partners CLO IV Ltd. 2014-IVA A1R, 2.515%, 01/20/29	280,893	0.3
560,000	#	Benefit Street Partners CLO X Ltd. 2016-10A A1, 2.233%, 01/15/29	561,860	0.6
310,000	#	BlueMountain CLO 2013-1A A1R, 2.430%, 01/20/29	311,099	0.3
350,000	#	BlueMountain CLO Ltd. 2012-2A AR, 2.472%, 11/20/28	351,124	0.4
410,000	#	Carlyle US CLO 2017-1A A1A Ltd., 2.460%, 04/20/31	411,690	0.4
250,000	#	CIFC Funding Ltd. 2016-1A A, 2.445%, 10/21/28	250,968	0.3
250,000	#	CIFC Funding Ltd. 2017-1A A, 2.243%, 04/23/29	249,997	0.2
360,000	#	Dryden 33 Senior Loan Fund 2014-33A AR, 2.453%, 10/15/28	361,078	0.4
250,000	#	Dryden Senior Loan Fund 2017-47A A2, 2.745%, 04/15/28	250,000	0.3
46,298	#	GSAMP Trust 2005-SEA2 A1, 1.332%, 01/25/45	46,112	0.0
330,000	#	LCM XXIII Ltd. 23A A1, 2.506%, 10/20/29	332,637	0.4
250,000	#	Madison Park Funding Ltd. 2007-6A E, 6.282%, 07/26/21	250,445	0.3
390,000	#	Oaktree EIF II Series B1 Ltd. 2015-B1A A, 2.589%, 02/15/26	390,083	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000	#	Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.355%, 03/17/30	$250,287	0.3
260,000	#	OHA Loan Funding Ltd. 2015-1A AR, 2.449%, 08/15/29	261,717	0.3
300,000	#	THL Credit Wind River CLO Ltd. 2017-1A A, 2.374%, 04/18/29	300,297	0.3
100,000	#	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/21	99,836	0.1
			5,531,582	5.9
		Total Asset-Backed Securities (Cost $15,407,634)	15,410,695	16.5
U.S. TREASURY OBLIGATIONS: 4.7%
		U.S. Treasury Notes: 4.7%
1,835,000		0.625%, due 06/30/18	1,823,531	2.0
562,000	L	1.625%, due 03/15/20	564,009	0.6
933,000		2.125%, due 02/29/24	927,880	1.0
826,000		2.125%, due 03/31/24	820,966	0.9
212,000		1.125%-1.875%, due 02/28/19-02/28/22	211,539	0.2
		Total U.S. Treasury Obligations (Cost $4,346,488)	4,347,925	4.7
COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.4%
226,578	#	Americold LLC 2010 Trust ARTA A2FL, 2.391%, 01/14/29	227,440	0.3
20,384	#	Banc of America Re-REMIC Trust 2009-UBER2 A4AA, 5.858%, 02/24/51	20,354	0.0
230,000		CD 2007-CD5 Mortgage Trust AJA, 6.159%, 11/15/44	233,932	0.2
430,000		CD 2007-CD5 Mortgage Trust AJ, 6.843%, 11/15/44	436,399	0.5
275,249		Citigroup Commercial Mortgage Trust 2007-6 A4, 5.779%, 12/10/49	275,577	0.3
502,589		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	513,237	0.6
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
128,393	#	Commercial Mortgage Trust 2004-GG1 F, 6.311%, 06/10/36	$127,853	0.1
5,106	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	5,094	0.0
79,452	#	DBRR 2011-C32 A3A, 8.200%, 06/17/49	79,325	0.1
203,076	#	EQTY 2014-INNS Mortgage Trust, 4.297%, 05/08/31	202,217	0.2
106,782		Ginnie Mae 2012-19 AB, 1.450%, 03/16/34	106,722	0.1
87,817		Ginnie Mae 2015-21 AF, 2.069%, 07/16/48	86,479	0.1
207,751		Ginnie Mae 2016-110 AB, 2.000%, 05/16/49	203,562	0.2
90,994		Ginnie Mae 2016-86 AB, 2.500%, 09/16/56	90,620	0.1
304,060		Ginnie Mae Series 2011-53 B, 4.397%, 05/16/51	322,179	0.4
250,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	246,516	0.3
135,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX C, 5.066%, 01/12/37	137,969	0.1
429,721		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10 B, 5.021%, 01/12/37	438,147	0.5
722,257		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12, 5.882%, 02/15/51	725,962	0.8
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH D, 3.162%, 04/15/27	374,843	0.4
138,654	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	137,989	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
333,598		Morgan Stanley Capital I Trust 2007-IQ16, 5.809%, 12/12/49	$335,613	0.4
254,547		Morgan Stanley Capital I Trust 2008-TOP29, 6.301%, 01/11/43	260,818	0.3
44,732	#	Morgan Stanley Re-REMIC Trust 2009-GG10 A4A, 5.949%, 08/12/45	44,697	0.0
81,652	#	Morgan Stanley Re-REMIC Trust 2010-GG10 A4A, 5.949%, 08/15/45	81,543	0.1
390,000		TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.474%, 08/15/39	392,731	0.4
1,683,140		Other Securities	1,701,098	1.8
		Total Commercial Mortgage-Backed Securities (Cost $7,887,737)	7,808,916	8.4
		Total Long-Term Investments (Cost $80,481,196)	80,512,972	86.4
SHORT-TERM INVESTMENTS: 14.8%
		Corporate Bonds/Notes: 12.6%
291,000		Actavis Funding SCS, 2.350%, 03/12/18	292,325	0.3
502,000		Aetna, Inc., 1.500%, 11/15/17	501,985	0.5
301,000		Air Lease Corp., 2.125%, 01/15/18	301,625	0.3
395,000		Alibaba Group Holding Ltd., 1.625%, 11/28/17	395,005	0.4
235,000		AT&T, Inc., 1.400%, 12/01/17	234,850	0.3
135,000		BP Capital Markets PLC, 1.674%, 02/13/18	135,103	0.1
257,000		British Telecommunications PLC, 5.950%, 01/15/18	265,511	0.3
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	514,375	0.6
325,000		Charles Schwab Corp., 1.500%, 03/10/18	324,983	0.4
329,000		Chevron Corp., 1.365%, 03/02/18	328,857	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Corporate Bonds/Notes (continued)
258,000	Citizens Bank NA/ Providence RI, 1.600%, 12/04/17	$257,906	0.3
352,000	Diageo Capital PLC, 1.500%, 05/11/17	352,019	0.4
75,000	eBay, Inc., 1.350%, 07/15/17	74,972	0.1
140,000	eBay, Inc., 2.500%, 03/09/18	141,098	0.1
165,000	Eli Lilly & Co., 1.250%, 03/01/18	164,831	0.2
371,000	JM Smucker Co., 1.750%, 03/15/18	371,480	0.4
365,000	JPMorgan Chase & Co., 1.700%, 03/01/18	365,129	0.4
301,000	Kinder Morgan, Inc./DE, 2.000%, 12/01/17	301,272	0.3
204,000	Kroger Co., 6.400%, 08/15/17	207,634	0.2
500,000	Lennar Corp., 4.750%, 12/15/17	508,125	0.5
500,000	Manufacturers & Traders Trust Co., 1.450%, 03/07/18	499,354	0.5
323,000	Morgan Stanley, 1.875%, 01/05/18	323,561	0.4
316,000	NetApp, Inc., 2.000%, 12/15/17	316,770	0.3
177,000	PACCAR Financial Corp., 1.450%, 03/09/18	177,151	0.2
390,000	Philip Morris International, Inc., 1.250%, 11/09/17	389,813	0.4
318,000	Realty Income Corp., 2.000%, 01/31/18	318,600	0.3
264,000	Statoil ASA, 1.250%, 11/09/17	263,704	0.3
500,000	Tesoro Corp., 4.250%, 10/01/17	505,000	0.5
211,000	Total Capital International SA, 1.550%, 06/28/17	211,162	0.2
181,000	TransCanada PipeLines Ltd., 1.875%, 01/12/18	181,208	0.2
342,000	UBS AG/Stamford CT, 1.375%, 08/14/17	342,114	0.4
256,000	UnitedHealth Group, Inc., 1.400%, 12/15/17	256,030	0.3
250,000	US Bank NA/Cincinnati OH, 1.375%, 09/11/17	250,124	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Corporate Bonds/Notes (continued)
159,000	Valspar Corp., 6.050%, 05/01/17	$159,480	0.2
498,000	Visa, Inc., 1.200%, 12/14/17	497,591	0.5
422,000	Wells Fargo & Co., 1.500%, 01/16/18	421,293	0.5
252,000	Welltower, Inc., 2.250%, 03/15/18	253,150	0.3
279,000	Zoetis, Inc., 1.875%, 02/01/18	279,218	0.3
		11,684,408	12.6
	Securities Lending Collateralcc: 1.1%
983,395	Cantor Fitzgerald, Repurchase Agreement dated 03/31/17, 0.81%, due 04/03/17 (Repurchase Amount $983,460, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $1,003,063, due 04/01/17-02/20/67) (Cost $983,395)	983,395	1.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
1,066,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.600%†† (Cost $1,066,000)	1,066,000	1.1
	Total Short-Term Investments (Cost $13,706,711)	13,733,803	14.8

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $94,187,907)	$94,246,775	101.2
Liabilities in Excess of Other Assets	(1,085,614)	(1.2)
Net Assets	$93,161,161	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of March 31, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at March 31, 2017.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $94,189,479.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$342,892
Gross Unrealized Depreciation	(285,596)
Net Unrealized Appreciation	$57,296

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2017
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$45,648,125	$—	$45,648,125
Collateralized Mortgage Obligations	—	5,393,802	—	5,393,802
Short-Term Investments	1,066,000	12,667,803	—	13,733,803
U.S. Government Agency Obligations	—	1,845,556	—	1,845,556
U.S. Treasury Obligations	—	4,347,925	—	4,347,925
Asset-Backed Securities	—	15,160,695	250,000	15,410,695
Commercial Mortgage-Backed Securities	—	7,808,916	—	7,808,916
Foreign Government Bonds	—	57,953	—	57,953
Total Investments, at fair value	$1,066,000	$92,930,775	$250,000	$94,246,775
Other Financial Instruments+
Futures	17,757	—	—	17,757
Total Assets	$1,083,757	$92,930,775	$250,000	$94,264,532
Liabilities Table
Other Financial Instruments+
Futures	$(7,770)	$—	$—	$(7,770)
Total Liabilities	$(7,770)	$—	$—	$(7,770)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2017, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	105	06/30/17	$22,727,578	$17,757
			$22,727,578	$17,757
Short Contracts
U.S. Treasury 10-Year Note	(33)	06/21/17	(4,110,562)	(4,061)
U.S. Treasury 5-Year Note	(51)	06/30/17	(6,004,055)	(3,709)
			$(10,114,617)	$(7,770)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2017 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$17,757
Total Asset Derivatives		$17,757
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$7,770
Total Liability Derivatives		$7,770

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$21,283	$21,283
Equity contracts	7,150	—	7,150
Foreign exchange contracts	—	(8,352)	(8,352)
Interest rate contracts	54,848	(311,689)	(256,841)
Total	$61,998	$(298,758)	$(236,760)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Equity contracts	$393	$—	$393
Foreign exchange contracts	—	—	—
Interest rate contracts	17,447	277,368	294,815
Total	$17,840	$277,368	$295,208

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 14.8%
		Basic Materials: 1.0%
285,000	#	Vedanta Resources PLC, 6.375%, 07/30/22	$287,707	0.2
250,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	264,375	0.1
1,100,000		Other Securities	1,133,613	0.7
			1,685,695	1.0
		Communications: 2.5%
150,000	#	CCO Holdings LLC/ CCO Holdings Capital Corp., 5.750%, 02/15/26	157,875	0.1
150,000	#	Nielsen Finance LLC/ Nielsen Finance Co., 5.000%, 04/15/22	153,750	0.1
200,000	#	SFR Group SA, 6.250%, 05/15/24	202,000	0.1
250,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	268,750	0.2
250,000	#	Univision Communications, Inc., 5.125%, 02/15/25	246,875	0.1
278,000	#	Verizon Communications, Inc., 4.812%, 03/15/39	271,604	0.2
2,650,000		Other Securities	2,693,745	1.7
			3,994,599	2.5
		Consumer, Cyclical: 1.7%
55,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	56,237	0.0
250,000	#	HD Supply, Inc., 5.750%, 04/15/24	263,575	0.2
125,000	#	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 04/01/25	126,562	0.1
150,000	#	Hot Topic, Inc., 9.250%, 06/15/21	146,250	0.1
150,000	#,L	Michaels Stores, Inc., 5.875%, 12/15/20	154,409	0.1
150,000	#,L	PetSmart, Inc., 7.125%, 03/15/23	142,875	0.1
150,000	#	Silversea Cruise Finance Ltd., 7.250%, 02/01/25	158,625	0.1
55,000	#	Six Flags Entertainment Corp., 4.875%, 07/31/24	54,416	0.0
110,000	#	Six Flags Entertainment Corp., 5.500%, 04/15/27	110,000	0.1
1,414,000		Other Securities	1,466,667	0.9
			2,679,616	1.7
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 2.3%
125,000	#	Cardtronics, Inc./ Cardtronics USA, 5.500%, 05/01/25	$126,875	0.1
250,000	#	Cott Holdings, Inc., 5.500%, 04/01/25	255,075	0.1
150,000	#	Jaguar Holding Co. II/ Pharmaceutical Product Development LLC, 6.375%, 08/01/23	157,125	0.1
125,000	#	Post Holdings, Inc., 5.000%, 08/15/26	120,000	0.1
150,000	#	Post Holdings, Inc., 8.000%, 07/15/25	169,125	0.1
150,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	116,250	0.1
2,628,000		Other Securities(a)	2,691,107	1.7
			3,635,557	2.3
		Energy: 0.8%
700,000		Petrobras Global Finance BV, 7.375%, 01/17/27	741,790	0.4
425,000		YPF SA, 8.500%, 03/23/21	466,867	0.3
150,000		Other Securities	157,312	0.1
			1,365,969	0.8
		Financial: 4.5%
150,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	151,875	0.1
425,000		BBVA Bancomer SA/Texas, 6.750%, 09/30/22	477,062	0.3
409,000	#	BPCE SA, 4.500%, 03/15/25	402,986	0.2
280,000		Citigroup, Inc., 2.650%, 10/26/20	282,013	0.2
425,000	#	Credit Bank of Moscow Via CBOM Finance PLC, 5.875%, 11/07/21	440,442	0.3
100,000	#	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	101,125	0.1
150,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	151,593	0.1
461,000		JPMorgan Chase & Co., 4.250%-6.125%, 10/01/27-12/29/49	480,138	0.3
268,000		Morgan Stanley, 4.000%, 07/23/25	276,941	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
200,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	$201,471	0.1
89,000		Wells Fargo & Co., 5.900%, 12/29/49	93,036	0.1
250,000	#	Yapi ve Kredi Bankasi AS, 5.750%, 02/24/22	249,084	0.1
3,751,000		Other Securities	3,865,664	2.4
			7,173,430	4.5
		Industrial: 1.6%
250,000	#	Advanced Disposal Services, Inc., 5.625%, 11/15/24	253,125	0.2
250,000	#	Bombardier, Inc., 8.750%, 12/01/21	274,375	0.2
130,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	132,437	0.1
500,000	L	Cemex SAB de CV, 6.125%, 05/05/25	534,850	0.3
150,000	#	Multi-Color Corp., 6.125%, 12/01/22	157,125	0.1
150,000	#	Sealed Air Corp., 5.500%, 09/15/25	159,375	0.1
125,000	#	Standard Industries, Inc./NJ, 5.000%, 02/15/27	122,813	0.1
150,000	#	Standard Industries, Inc./NJ, 6.000%, 10/15/25	155,625	0.1
700,000		Other Securities	723,076	0.4
			2,512,801	1.6
		Mortgage Securities: 0.1%
2,360,000	#,^	LSTAR Commercial Mortgage Trust 2017-5, 1.393%, 03/10/50	137,689	0.1
		Technology: 0.2%
150,000	#	First Data Corp., 7.000%, 12/01/23	161,250	0.1
210,000		Other Securities	219,525	0.1
			380,775	0.2
		Utilities: 0.1%
150,000		Other Securities	154,125	0.1
		Total Corporate Bonds/Notes (Cost $23,319,725)	23,720,256	14.8
COLLATERALIZED MORTGAGE OBLIGATIONS: 26.5%
785,572		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.296%, 05/25/36	733,018	0.5
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
226,172		Alternative Loan Trust 2005-10CB 1A1, 1.482%, 05/25/35	$180,031	0.1
902,282		Alternative Loan Trust 2005-10CB 1A2, 1.432%, 05/25/35	716,010	0.5
926,470		Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/35	874,892	0.5
315,011		Alternative Loan Trust 2005-51 3A2A, 1.928%, 11/20/35	276,833	0.2
102,574		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	98,671	0.1
471,644		Alternative Loan Trust 2005-J2 1A12, 1.382%, 04/25/35	379,464	0.2
56,403		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	44,090	0.0
1,091,906		Alternative Loan Trust 2006-18CB A10, 1.382%, 07/25/36	645,560	0.4
269,909		Alternative Loan Trust 2006-19CB A12, 1.382%, 08/25/36	180,132	0.1
1,143,004		Alternative Loan Trust 2006-19CB A28, 1.582%, 08/25/36	780,789	0.5
849,878		Alternative Loan Trust 2006-HY11 A1, 1.102%, 06/25/36	715,036	0.5
282,100		Alternative Loan Trust 2007-2CB 2A1, 1.582%, 03/25/37	184,762	0.1
561,924		Alternative Loan Trust 2007-HY8C A1, 1.142%, 09/25/47	526,408	0.3
750,084		Alternative Loan Trust 2007-OA4, 1.152%, 05/25/47	657,424	0.4
135,780	#	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	136,623	0.1
400,074		Bear Stearns ALT-A Trust 2006-6 31A1, 3.176%, 11/25/36	358,503	0.2
1,102,229		Bear Stearns ALT-A Trust 2006-6 32A1, 3.135%, 11/25/36	900,107	0.6

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
335,874		Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.504%, 01/26/36	$305,655	0.2
63,926	#	Bellemeade Re Ltd. 2015-1A M2, 5.282%, 07/25/25	64,317	0.0
284,392		Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.497%, 03/25/36	252,501	0.2
155,463		Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.229%, 11/25/36	127,928	0.1
204,935		Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2, 3.067%, 08/25/35	199,878	0.1
802,015		CSMC Mortgage-Backed Trust 2007-2 3A6, 5.400%, 03/25/37	732,061	0.5
971,184		Deutsche ALT-A Securities, Inc. Alternate Loan Trust 2007-AB1 A1, 1.282%, 04/25/37	590,331	0.4
249,333	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 4.035%, 06/27/37	251,929	0.1
1,345,484 ^		Fannie Mae 2007-18 BS, 5.618%, 06/25/35	241,045	0.2
2,528,084 ^		Fannie Mae 2008-94 SI, 4.518%, 04/25/36	535,791	0.3
3,337,788 ^		Fannie Mae 2009-95 HI, 6.000%, 12/25/38	333,533	0.2
540,870		Fannie Mae 2010-15 FD, 1.722%, 03/25/40	548,497	0.3
1,331,188		Fannie Mae 2011-47 GF, 1.552%, 06/25/41	1,343,465	0.8
565,883		Fannie Mae 2012-10 UF, 1.532%, 02/25/42	567,147	0.4
547,933 ^		Fannie Mae 2012-84 KI, 6.000%, 08/25/42	120,185	0.1
2,092,287 ^		Fannie Mae 2012-93 IL, 3.000%, 09/25/27	199,562	0.1
3,197,602 ^		Fannie Mae 2015-56 DI, 3.000%, 12/25/32	290,375	0.2
60,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.882%, 07/25/24	61,756	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
190,000	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.882%, 11/25/24	$213,357	0.1
121,674	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.982%, 05/25/25	128,191	0.1
108,539	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.282%, 02/25/25	115,296	0.1
1,100,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.627%, 09/25/29	1,107,092	0.7
270,773 ^	Fannie Mae REMIC Trust 2000-26 SP, 7.518%, 08/25/30	56,737	0.0
458,492 ^	Fannie Mae REMIC Trust 2002-13 SR, 5.618%, 03/25/32	70,665	0.1
219,282 ^	Fannie Mae REMIC Trust 2004-64 SW, 6.068%, 08/25/34	40,686	0.0
159,572 ^	Fannie Mae REMIC Trust 2004-66 SE, 5.518%, 09/25/34	26,599	0.0
664,873 ^	Fannie Mae REMIC Trust 2008-47 PS, 5.518%, 06/25/38	30,560	0.0
913,300 ^	Fannie Mae REMIC Trust 2009-25 SN, 5.568%, 04/25/39	162,790	0.1
495,128 ^	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/41	67,451	0.0
36,829,129 ^	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, 06/25/42	82,125	0.1
1,590,904 ^	Fannie Mae REMIC Trust 2013-116 SC, 5.218%, 04/25/33	235,580	0.2
128,591	First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/37	100,530	0.0
675,788	First Horizon Mortgage Pass-Through Trust 2006-AR4 1A2, 3.034%, 01/25/37	604,250	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,058,491 ^	Freddie Mac 2009-70 PS, 5.768%, 01/25/37	$598,285	0.4
490,652 ^	Freddie Mac 2524 SH, 6.588%, 11/15/32	52,721	0.0
768,734 ^	Freddie Mac 2525 SM, 7.088%, 02/15/32	162,384	0.1
745,902 ^	Freddie Mac 2981 CS, 5.808%, 05/15/35	116,187	0.1
236,955 ^	Freddie Mac 2989 HS, 6.238%, 08/15/34	97,745	0.1
424,560 ^	Freddie Mac 3018 SM, 6.288%, 08/15/35	88,861	0.1
702,754 ^	Freddie Mac 324 144, 5.805%, 06/15/39	145,679	0.1
1,492,885 ^	Freddie Mac 3523 SA, 5.088%, 09/15/36	230,019	0.1
1,302,040 ^	Freddie Mac 3582 MS, 5.238%, 10/15/39	200,908	0.1
1,982,107 ^	Freddie Mac 3688 BI, 5.000%, 07/15/40	404,458	0.3
7,184,208 ^	Freddie Mac 4186 IA, 3.000%, 03/15/33	976,827	0.6
335,243 ^	Freddie Mac 4333 AI, 5.500%, 02/15/44	61,848	0.0
278,174 ^	Freddie Mac REMIC Trust 2266 S, 7.638%, 11/15/30	53,111	0.0
350,048 ^	Freddie Mac REMIC Trust 2374 S, 7.188%, 06/15/31	75,383	0.1
205,286 ^	Freddie Mac REMIC Trust 2417 SY, 7.488%, 12/15/31	46,157	0.0
440,473 ^	Freddie Mac REMIC Trust 2577 SA, 6.538%, 02/15/33	86,415	0.1
32,715	Freddie Mac REMIC Trust 2973 SB, 14.989%, 05/15/35	37,272	0.0
110,243 ^	Freddie Mac REMIC Trust 2981 SU, 6.888%, 05/15/30	22,101	0.0
206,957 ^	Freddie Mac REMIC Trust 2993 PS, 5.788%, 05/15/35	9,325	0.0
58,493	Freddie Mac REMIC Trust 3031 BP, 8.000%, 08/15/35	70,851	0.0
1,203,122 ^	Freddie Mac REMIC Trust 3049 PI, 5.738%, 10/15/35	223,968	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
72,170		Freddie Mac REMIC Trust 3085 SK, 55.053%, 12/15/35	$197,309	0.1
129,603	^^,Z	Freddie Mac REMIC Trust 3151 PO, 05/15/36	111,118	0.1
543,439 ^		Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/39	52,929	0.0
418,967 ^		Freddie Mac REMIC Trust 3624 TS, 3.888%, 01/15/40	47,042	0.0
673,000 ^		Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/32	122,301	0.1
2,040,644 ^		Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/41	391,268	0.3
2,677,489 ^		Freddie Mac Strips Series 224 IO, 6.000%, 03/01/33	635,700	0.4
1,436,195 ^		Freddie Mac Strips Series 237 S23, 6.188%, 05/15/36	274,134	0.2
1,773,241 ^		Freddie Mac Strips Series 260 33, 4.000%, 05/15/39	307,131	0.2
120,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.582%, 04/25/24	128,742	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.732%, 10/25/24	110,447	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 5.682%, 03/25/28	550,309	0.3
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.782%, 03/25/29	103,395	0.1
700,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 4.532%, 08/25/29	701,245	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
430,506 ^	Ginnie Mae 2011-101 EI, 6.000%, 10/16/39	$80,475	0.0
893,348 ^	Ginnie Mae Series 2008-40 SA, 5.472%, 05/16/38	162,923	0.1
1,706,903 ^	Ginnie Mae Series 2009-116 SJ, 5.552%, 12/16/39	276,599	0.2
1,588,441 ^	Ginnie Mae Series 2010-4 SL, 5.472%, 01/16/40	293,663	0.2
584,369 ^	Ginnie Mae Series 2010-98 QS, 5.622%, 01/20/40	81,856	0.0
4,280,161 ^	Ginnie Mae Series 2011-101 BI, 0.650%, 11/20/37	94,909	0.1
88,860 ^	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/41	15,501	0.0
388,386 ^	Ginnie Mae Series 2013-103 DS, 5.172%, 07/20/43	64,121	0.0
285,467 ^	Ginnie Mae Series 2013-134 DS, 5.122%, 09/20/43	47,448	0.0
605,272 ^	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/43	105,524	0.1
9,716,241 ^	Ginnie Mae Series 2015-69 IL, 0.200%, 07/20/34	75,887	0.0
480,320 ^	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/44	85,462	0.1
18,998 ^	Ginnie Mae Series 2016-12 JI, 4.000%, 04/20/40	108	0.0
168,519 ^	Ginnie Mae Series 2016-12 MI, 5.000%, 04/20/39	2,993	0.0
1,466,650 ^	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/44	245,714	0.2
728,875	HarborView Mortgage Loan Trust 2006-14, 1.128%, 01/25/47	627,247	0.4
31,277	JP Morgan Alternative Loan Trust 2006-S1 3A2, 1.252%, 03/25/36	51,329	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
137,598	JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/36	$115,742	0.1
391,960	JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/36	344,980	0.2
819,558	JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	677,979	0.4
1,632,147	Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 1.132%, 08/25/36	809,411	0.5
193,846	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.318%, 10/25/36	165,842	0.1
643,933	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 Trust, 2.784%, 09/25/35	638,486	0.4
207,676	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 1A1, 2.880%, 09/25/36	195,715	0.1
35,711	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.877%, 10/25/36	33,518	0.0
248,620	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 2.662%, 11/25/36	223,398	0.1
905,659	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.662%, 11/25/36	813,782	0.5
114,372	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 2.705%, 12/25/36	105,995	0.1
40,806	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 2A3, 2.872%, 08/25/36	36,974	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
139,696	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.858%, 08/25/46	$127,431	0.1
216,648	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.770%, 12/25/36	205,528	0.1
22,752	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.456%, 04/25/37	19,990	0.0
121,808	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 2.678%, 07/25/37	100,521	0.1
1,158,430	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.882%, 11/25/35	883,310	0.6
214,485	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	187,936	0.1
302,712	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	283,398	0.2
1,374,322	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 1.582%, 07/25/36	792,618	0.5
1,341,970	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.598%, 08/25/46	972,186	0.6
94,465	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.412%, 06/25/37	69,873	0.1
882,214	Wells Fargo Mortgage Backed Securities 2006-8 A15 Trust, 6.000%, 07/25/36	890,848	0.6
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,135,300	Wells Fargo Mortgage Backed Securities 2006-8 A18 Trust, 6.000%, 07/25/36	$1,146,411	0.7
1,373,956	Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 3.235%, 09/25/36	1,301,693	0.8
918,647	Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.045%, 10/25/36	880,186	0.6
56,632	Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 3.170%, 03/25/36	54,174	0.0
162,601	Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.101%, 05/25/36	155,464	0.1
172,810	Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A4, 3.101%, 05/25/36	165,224	0.1
827,355	Wells Fargo Mortgage Backed Securities 2007-3 AE, 0.985%, 04/25/37	679,204	0.4
550,041	Wells Fargo Mortgage Backed Securities 2007-AR7 Trust A1, 3.150%, 12/28/37	510,717	0.3
876,228	Other Securities	794,781	0.5
	Total Collateralized Mortgage Obligations (Cost $40,793,762)	42,384,867	26.5
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Federal National Mortgage Association: 0.0%##
12,152	5.500%, due 10/01/39	13,572	0.0
	Total U.S. Government Agency Obligations (Cost $13,196)	13,572	0.0
U.S. TREASURY OBLIGATIONS: 0.1%
	U.S. Treasury Bonds: 0.1%
140,000	Other Securities	135,819	0.1
	U.S. Treasury Notes: 0.0%
92,000	Other Securities	90,930	0.0
	Total U.S. Treasury Obligations (Cost $225,537)	226,749	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: 20.5%
	Aerospace & Defense: 0.2%
340,000	Other Securities	$343,533	0.2
	Automotive: 0.8%
1,301,061	Other Securities	1,305,451	0.8
	Basic Materials: 0.3%
494,995	Other Securities	501,490	0.3
	Building & Development: 0.6%
994,938	Other Securities	1,004,633	0.6
	Business Equipment & Services: 1.6%
2,525,341	Other Securities	2,541,046	1.6
	Cable & Satellite Television: 1.1%
1,745,728	Other Securities	1,753,282	1.1
	Chemicals & Plastics: 1.0%
1,631,171	Other Securities	1,643,668	1.0
	Clothing/Textiles: 0.2%
246,851	Other Securities	250,631	0.2
	Conglomerates: 0.1%
149,625	Other Securities	151,246	0.1
	Consumer, Cyclical: 0.3%
468,192	Other Securities	470,611	0.3
	Consumer, Non-cyclical: 0.2%
349,488	Other Securities	352,971	0.2
	Containers & Glass Products: 0.7%
1,049,266	Other Securities	1,056,362	0.7
	Cosmetics/Toiletries: 0.1%
149,625	Other Securities	149,937	0.1
	Drugs: 0.2%
360,000	Other Securities	361,381	0.2
	Ecological Services & Equipment: 0.1%
150,000	Other Securities	151,406	0.1
	Electronics/Electrical: 2.0%
3,117,260	Other Securities	3,138,781	2.0
	Financial: 0.3%
397,508	Other Securities	402,110	0.3
	Financial Intermediaries: 0.2%
247,500	Other Securities	249,124	0.2
	Food Products: 0.3%
563,628	Other Securities	508,855	0.3
	Food Service: 0.3%
510,788	Other Securities	516,161	0.3
	Food/Drug Retailers: 0.2%
389,479	Other Securities	391,081	0.2
	Forest Products: 0.2%
248,750	Other Securities	251,237	0.2
	Health Care: 2.0%
3,172,783	Other Securities	3,182,818	2.0
	Home Furnishings: 0.2%
339,250	Other Securities	341,915	0.2
	Industrial: 0.6%
932,457	Other Securities	940,280	0.6
Principal Amount†			Value	Percentage of Net Assets
BANK LOANS: (continued)
		Industrial Equipment: 0.7%
1,029,660		Other Securities	$1,038,045	0.7
		Insurance: 0.8%
1,320,753		Other Securities	1,331,139	0.8
		Leisure Good/Activities/Movies: 0.8%
1,291,907		Other Securities	1,301,418	0.8
		Lodging & Casinos: 0.5%
742,333		Other Securities	749,396	0.5
		Oil & Gas: 0.3%
548,092		Other Securities	525,845	0.3
		Publishing: 0.1%
149,250		Other Securities	147,913	0.1
		Radio & Television: 0.5%
818,778		Other Securities	822,269	0.5
		Retailers (Except Food & Drug): 1.0%
1,753,530		Other Securities	1,669,446	1.0
		Surface Transport: 0.5%
830,772		Other Securities	834,647	0.5
		Technology: 0.3%
422,116		Other Securities	426,898	0.3
		Telecommunications: 0.7%
1,188,288		Other Securities	1,195,137	0.7
		Utilities: 0.5%
760,042		Other Securities	764,458	0.5
		Total Bank Loans (Cost $32,332,452)	32,766,621	20.5
FOREIGN GOVERNMENT BONDS: 12.4%
1,075,000	#	Argentine Republic Government International Bond, 6.875%, 01/26/27	1,089,244	0.7
CLP355,000,000		Bonos Tesoreria Pesos, 4.500%, 02/28/21	559,419	0.3
BRL3,590,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/19	1,156,436	0.7
BRL1,115,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	358,513	0.2
BRL7,838,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	2,511,710	1.6
BRL2,500,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/25	798,421	0.5
1,000,000		Brazilian Government International Bond, 6.000%, 04/07/26	1,089,500	0.7
COP1,291,400,000		Colombian TES, 11.000%, 07/24/20	516,718	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
HUF107,170,000		Hungary Government Bond, 7.500%, 11/12/20	$453,645	0.3
425,000	#	Oman Government International Bond, 5.375%, 03/08/27	445,094	0.3
750,000	#	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/27	754,087	0.5
PLN7,313,000		Republic of Poland Government Bond, 3.250%, 07/25/25	1,840,651	1.1
ARS9,100,000		Republic of Argentina, 18.200%-21.200%, 09/19/18-10/03/21	622,130	0.4
ZAR10,600,000		Republic of South Africa Government Bond, 8.500%, 01/31/37	709,061	0.4
RUB45,350,000		Russian Federal Bond - OFZ, 6.400%, 05/27/20	773,595	0.5
RUB10,510,000		Russian Federal Bond - OFZ, 7.000%, 01/25/23	180,729	0.1
RUB102,540,000		Russian Federal Bond - OFZ, 7.000%, 08/16/23	1,747,266	1.1
RUB84,770,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	1,489,611	0.9
RUB142,790,000		Russian Federal Bond - OFZ, 7.600%, 07/20/22	2,524,055	1.6
IDR2,232,300,000		Other Securities	276,653	0.2
		Total Foreign Government Bonds (Cost $19,280,812)	19,896,538	12.4
ASSET-BACKED SECURITIES: 11.8%
		Automobile Asset-Backed Securities: 0.1%
166,000		Other Securities	168,308	0.1
		Home Equity Asset-Backed Securities: 2.2%
718,752		GSAA Home Equity Trust 2006-3 A3, 1.282%, 03/25/36	511,238	0.3
994,000		GSAA Home Equity Trust 2006-4 4A3, 3.428%, 03/25/36	793,166	0.5
1,603,551		GSAA Trust 2006-7 AF2, 5.995%, 03/25/46	1,140,839	0.7
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities (continued)
1,263,969		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.212%, 02/25/37	$1,093,613	0.7
			3,538,856	2.2
		Other Asset-Backed Securities: 7.7%
190,000	#	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.023%, 10/15/27	191,434	0.1
140,000	#	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	146,217	0.1
130,000	#	Apidos CLO XI 2012-11A BR, 2.973%, 01/17/28	130,491	0.1
120,000	#	Apidos CLO XVII 2014-17A A2R, 2.873%, 04/17/26	120,007	0.1
200,000	#	Apidos CLO XVII 2014-17A BR, 3.523%, 04/17/26	199,998	0.1
500,000	#	Ares XXIX CLO Ltd. 2014-1A BR, 3.330%, 04/17/26	499,965	0.3
350,000	#	Ares XXVII CLO Ltd. 2013-2A B, 2.839%, 07/28/25	349,997	0.2
250,000	#	Avery Point IV CLO Ltd., 3.510%, 04/25/26	250,000	0.2
1,500,000	#	Babson CLO Ltd. 2013-IIA C, 4.274%, 01/18/25	1,495,515	0.9
250,000	#	Babson CLO Ltd. 2014-IA BR, 3.230%, 07/20/25	250,005	0.2
280,000	#	BlueMountain CLO 2012-2A BR, 2.952%, 11/20/28	280,894	0.2
180,000	#	BlueMountain CLO 2014-4A B1R, 2.904%, 11/30/26	180,234	0.1
160,000	#	BlueMountain CLO 2014-4A CR, 3.604%, 11/30/26	160,122	0.1
350,000	#	Bristol Park CLO Ltd. 2016-1A B, 2.784%, 04/15/29	351,932	0.2
250,000	#	Carlyle Global Market Strategies CLO 2014-3A BR Ltd., 3.187%, 07/27/26	250,469	0.1
100,000	#	Carlyle Global Market Strategies CLO Ltd. 2012-4A AR, 2.480%, 01/20/29	100,443	0.1
150,000	#	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 2.930%, 01/20/29	150,529	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000	#	CIFC Funding 2017-2A C Ltd., 04/20/30	$250,000	0.2
280,000	#	Dryden 33 Senior Loan Fund 2014-33A BR, 2.873%, 10/15/28	280,978	0.2
250,000	#	Dryden Senior Loan Fund 2014-31A CR, 3.256%, 04/18/26	248,880	0.1
250,000	#	Dryden Senior Loan Fund 2014-34A CR, 3.172%, 10/15/26	250,000	0.2
250,000	#	Dryden Senior Loan Fund 2017-47A C, 3.595%, 04/15/28	249,875	0.2
1,000,000	#	Dryden XXV Senior Loan Fund 2012-25A D, 5.023%, 01/15/25	1,000,857	0.6
500,000	#	Emerson Park CLO Ltd. 2013-1A D, 4.773%, 07/15/25	498,612	0.3
250,000	#	Flatiron CLO Ltd. 2013-1A A2R, 2.580%, 01/17/26	249,987	0.1
250,000	#	Flatiron CLO Ltd. 2013-1A BR, 3.380%, 01/17/26	249,987	0.2
100,000	#	Invitation Homes Trust 2014-SFR2 E, 4.093%, 06/17/32	100,964	0.1
250,000	#	Madison Park Funding XIII Ltd. 2014-13A CR, 3.028%, 01/19/25	250,012	0.2
250,000	#	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.069%, 04/15/26	251,250	0.2
500,000	#	Octagon Investment Partners XVI Ltd. 2013-1A D, 4.373%, 07/17/25	493,689	0.3
340,000	#	OHA Loan Funding Ltd. 2016-1A B1, 2.686%, 01/20/28	340,914	0.2
300,000	#	Palmer Square CLO 2013-2A BR Ltd., 3.408%, 10/17/27	300,000	0.2
400,000	#	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	400,338	0.2
220,000	#	Shackleton CLO Ltd. 2016-9A A, 2.364%, 10/20/28	220,646	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
120,000	#	Symphony CLO Ltd. 2016-18A B, 2.746%, 01/23/28	$120,124	0.1
750,000	#	Telos CLO 2007-2A D, 3.223%, 04/15/22	763,787	0.5
250,000	#	Thacher Park CLO Ltd. 2014-1A CR, 3.857%, 10/20/26	249,976	0.1
350,000	#	THL Credit Wind River CLO Ltd. 2017-1A C, 3.334%, 04/18/29	349,993	0.2
			12,229,121	7.7
		Student Loan Asset-Backed Securities: 1.8%
1,000,000	#	SMB Private Education Loan Trust 2014-A, 4.500%, 09/15/45	910,979	0.6
1,000,000	#	SMB Private Education Loan Trust 2017-A, 3.500%, 06/17/41	969,090	0.6
1,000,000	#	SoFi Professional Loan Program 2017-A LLC, 4.430%, 03/26/40	1,008,031	0.6
			2,888,100	1.8
		Total Asset-Backed Securities (Cost $18,658,402)	18,824,385	11.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 11.1%
47,049	#	Banc of America Re-REMIC Trust 2010-UBER5 A4A, 5.901%, 02/17/51	47,130	0.0
8,366,116 ^		CD 2016-CD1 Mortgage Trust, 1.444%, 08/10/49	830,582	0.5
14,660,000	#,^	CD 2016-CD1 Mortgage Trust, 0.685%, 08/10/49	844,255	0.6
7,664,126	#,^	COMM 2012 - LTRT XA, 1.162%, 10/05/30	324,413	0.2
10,344,641 ^		COMM 2012-CR3 XA, 2.072%, 10/15/45	761,259	0.5
7,229,554 ^		COMM 2016-COR1 XA, 1.490%, 10/10/49	711,621	0.4
4,249,109 ^		COMM 2012-CR1 XA, 1.910%, 05/15/45	330,317	0.2
1,105,012 ^		COMM 2012-CR4 XA, 1.895%, 10/15/45	75,364	0.0
2,268,018 ^		COMM 2013-LC6 XA, 1.673%, 01/10/46	120,056	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,867,199 ^		Commercial Mortgage Pass Through Certificates 2016-CR28 XA, 0.325%, 02/10/49	$118,421	0.1
10,000	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/36	10,208	0.0
10,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	9,987	0.0
1,000,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 F, 5.100%, 08/15/38	992,262	0.6
1,000,000	#	EQTY 2014-INNS Mortgage Trust, 4.297%, 05/08/31	995,770	0.6
203,197,429	#,^	Freddie Mac 2014-K714 X2B, 0.100%, 01/25/47	636,272	0.4
6,669,157 ^		Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.375%, 02/25/20	927,612	0.6
11,116,342 ^		Freddie Mac Multifamily Structured Pass Through Certificates K019 X1, 1.690%, 03/25/22	759,667	0.5
2,799,777 ^		Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 1.964%, 08/25/18	54,299	0.0
8,937,711 ^		Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.018%, 02/25/41	637,347	0.4
100,000 ^		Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.801%, 08/25/39	10,824	0.0
731,821	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	2,727	0.0
8,490,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.352%, 12/15/47	149,651	0.1
140,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.379%, 06/12/41	134,688	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	$1,008,750	0.6
666,438		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4 B, 5.129%, 10/15/42	664,717	0.4
500,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.397%, 07/15/46	537,296	0.4
6,615,494 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.657%, 06/15/45	370,712	0.2
184,872	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	183,985	0.1
11,722		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	12,095	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	955,319	0.6
760,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	755,717	0.5
1,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 H, 5.350%, 09/15/40	981,519	0.6
1,000,000	#	Merrill Lynch Mortgage Trust 2004-BPC1 E, 5.167%, 10/12/41	998,505	0.6
14,770,058 ^		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.144%, 12/15/47	802,221	0.5
50,000	#	Morgan Stanley Capital I Trust 2008-T29 D, 6.301%, 01/11/43	49,675	0.0
270,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.433%, 09/15/47	288,127	0.2
464,501	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.983%, 08/15/45	33,378	0.0
4,061,425	#,^	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.087%, 11/15/45	299,627	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
7,193,272	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.376%, 03/15/48	$387,713	0.3
		Total Commercial Mortgage-Backed Securities (Cost $17,811,128)	17,814,088	11.1

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
	OTC Interest Rate Swaptions: 0.0%
9,400,000 @	Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.700%, Exp. 05/22/17 Counterparty: Goldman Sachs International	14,364	0.0
	Total Purchased Options (Cost $57,723)	14,364	0.0
	Total Long-Term Investments (Cost $152,492,737)	155,661,440	97.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.9%
	Corporate Bonds/Notes: 0.1%
150,000	Energy Future Intermediate Holdings Term Loan, 4.400%, 06/30/17 (Cost $149,925)	150,125	0.1
	Securities Lending Collateralcc: 0.6%
996,954	Cantor Fitzgerald, Repurchase Agreement dated 03/31/17, 0.81%, due 04/03/17 (Repurchase Amount $997,020, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $1,016,893, due 04/01/17-02/20/67) (Cost $996,954)	996,954	0.6
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 5.2%
8,310,784	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.600%†† (Cost $8,310,784)	$8,310,784	5.2
	Total Short-Term Investments (Cost $9,457,663)	9,457,863	5.9
	Total Investments in Securities (Cost $161,950,400)	$165,119,303	103.1
	Liabilities in Excess of Other Assets	(4,986,183)	(3.1)
	Net Assets	$160,133,120	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of March 31, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at March 31, 2017.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)
This grouping contains securities on loan.

ARS
Argentine Peso

BRL
Brazilian Real

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

CLP
Chilean Peso

COP
Colombian Peso

HUF
Hungarian Forint

IDR
Indonesian Rupiah

PLN
Polish Zloty

RON
Romanian New Leu

RUB
Russian Ruble

ZAR
South African Rand

Cost for federal income tax purposes is $162,010,289.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,819,320
Gross Unrealized Depreciation	(710,306)
Net Unrealized Appreciation	$3,109,014

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2017
Asset Table
Investments, at fair value
Purchased Options	$–	$14,364	$–	$14,364
Corporate Bonds/Notes	–	23,720,256	–	23,720,256
Collateralized Mortgage Obligations	–	42,384,867	–	42,384,867
Short-Term Investments	8,310,784	1,147,079	–	9,457,863
Bank Loans	–	32,766,621	–	32,766,621
U.S. Government Agency Obligations	–	13,572	–	13,572
U.S. Treasury Obligations	–	226,749	–	226,749
Asset-Backed Securities	–	18,024,510	799,875	18,824,385
Foreign Government Bonds	–	19,896,538	–	19,896,538
Commercial Mortgage-Backed Securities	–	17,814,088	–	17,814,088
Total Investments, at fair value	$8,310,784	$156,008,644	$799,875	$165,119,303
Other Financial Instruments+
Centrally Cleared Swaps	–	430,812	–	430,812
Forward Foreign Currency Contracts	–	1,264,143	–	1,264,143
Futures	63,736	–	–	63,736
Total Assets	$8,374,520	$157,703,599	$799,875	$166,877,994
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(440,162)	$—	$(440,162)
Forward Foreign Currency Contracts	—	(1,392,286)	—	(1,392,286)
Futures	(274,929)	—	—	(274,929)
Written Options	—	(22,677)	—	(22,677)
Total Liabilities	$(274,929)	$(1,855,125)	$—	$(2,130,054)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

At March 31, 2017, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	Indonesian Rupiah	145,500,216	Buy	06/16/17	$10,858	$10,863	$5
Barclays Bank PLC	Norwegian Krone	4,536,646	Buy	04/07/17	530,000	528,381	(1,619)
Barclays Bank PLC	British Pound	255,510	Buy	04/07/17	318,000	320,150	2,150
Barclays Bank PLC	Canadian Dollar	1,154,612	Buy	04/07/17	863,000	868,265	5,265
Barclays Bank PLC	Australian Dollar	551,118	Buy	04/07/17	420,000	421,032	1,032
Barclays Bank PLC	Swedish Krona	8,115,709	Buy	04/07/17	920,000	905,832	(14,168)
Barclays Bank PLC	Norwegian Krone	6,694,403	Buy	04/07/17	791,000	779,695	(11,305)
Barclays Bank PLC	Canadian Dollar	274,638	Buy	04/07/17	206,000	206,527	527
Barclays Bank PLC	Swiss Franc	278,770	Buy	04/07/17	276,000	278,359	2,359
Barclays Bank PLC	Japanese Yen	37,646,159	Buy	04/07/17	331,000	338,191	7,191
Barclays Bank PLC	New Zealand Dollar	659,173	Buy	04/07/17	476,000	462,046	(13,954)
Barclays Bank PLC	Norwegian Krone	11,478,123	Buy	04/07/17	1,377,000	1,336,853	(40,147)
Barclays Bank PLC	New Zealand Dollar	214,330	Buy	04/07/17	154,000	150,234	(3,766)
Barclays Bank PLC	Australian Dollar	911,647	Buy	04/07/17	702,000	696,462	(5,538)
Barclays Bank PLC	New Zealand Dollar	212,436	Buy	04/07/17	152,000	148,907	(3,093)
Barclays Bank PLC	Swiss Franc	368,014	Buy	04/07/17	367,000	367,471	471
Barclays Bank PLC	Norwegian Krone	3,203,189	Buy	04/07/17	382,000	373,074	(8,926)
Barclays Bank PLC	Norwegian Krone	2,550,554	Buy	04/07/17	306,000	297,062	(8,938)
Barclays Bank PLC	New Zealand Dollar	519,304	Buy	04/07/17	377,000	364,005	(12,995)
Barclays Bank PLC	Norwegian Krone	2,668,815	Buy	04/07/17	321,000	310,836	(10,164)
Barclays Bank PLC	Canadian Dollar	259,203	Buy	04/07/17	197,000	194,920	(2,080)
Barclays Bank PLC	Norwegian Krone	3,030,486	Buy	04/07/17	365,000	352,959	(12,041)
Barclays Bank PLC	Swedish Krona	4,590,547	Buy	04/07/17	522,000	512,372	(9,628)
Barclays Bank PLC	Japanese Yen	42,161,501	Buy	04/07/17	375,000	378,754	3,754
Barclays Bank PLC	Swedish Krona	3,482,312	Buy	04/07/17	399,000	388,677	(10,323)
Barclays Bank PLC	Australian Dollar	1,211,661	Buy	04/07/17	913,000	925,660	12,660
Barclays Bank PLC	Japanese Yen	11,864,122	Buy	04/07/17	104,000	106,580	2,580
Barclays Bank PLC	Australian Dollar	538,439	Buy	04/07/17	407,000	411,346	4,346
Barclays Bank PLC	Australian Dollar	717,285	Buy	04/07/17	543,000	547,977	4,977
Barclays Bank PLC	British Pound	136,382	Buy	04/07/17	171,000	170,885	(115)
Barclays Bank PLC	Japanese Yen	153,776,292	Buy	04/07/17	1,368,000	1,381,434	13,434
Barclays Bank PLC	British Pound	195,705	Buy	04/07/17	242,000	245,216	3,216
Barclays Bank PLC	EU Euro	1,122,433	Buy	04/07/17	1,199,000	1,197,577	(1,423)
Barclays Bank PLC	Japanese Yen	22,817,784	Buy	04/07/17	200,000	204,981	4,981
Barclays Bank PLC	New Zealand Dollar	1,013,033	Buy	04/07/17	713,000	710,085	(2,915)
Barclays Bank PLC	Norwegian Krone	6,902,367	Buy	04/07/17	803,000	803,916	916
Barclays Bank PLC	Swedish Krona	1,734,208	Buy	04/07/17	192,190	193,563	1,373
BNP Paribas	EU Euro	18,570	Buy	04/07/17	20,000	19,813	(187)
BNP Paribas	Australian Dollar	495,980	Buy	04/07/17	381,000	378,909	(2,091)
BNP Paribas	Japanese Yen	32,569,000	Buy	04/07/17	289,000	292,580	3,580
BNP Paribas	Swiss Franc	195,778	Buy	04/07/17	194,000	195,489	1,489
BNP Paribas	Australian Dollar	6,466,437	Buy	04/07/17	4,736,309	4,940,099	203,790
BNP Paribas	EU Euro	3,195,739	Buy	06/21/17	3,398,000	3,422,165	24,165
Citibank N.A.	Canadian Dollar	250,075	Buy	04/07/17	188,000	188,056	56
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	Swedish Krona	2,877,446	Buy	04/07/17	330,000	321,165	(8,835)
Citibank N.A.	Canadian Dollar	965,452	Buy	04/07/17	724,000	726,018	2,018
Citibank N.A.	Australian Dollar	1,077,970	Buy	04/07/17	827,000	823,526	(3,474)
Citibank N.A.	Canadian Dollar	960,941	Buy	04/07/17	721,000	722,625	1,625
Citibank N.A.	Australian Dollar	1,269,726	Buy	04/07/17	969,000	970,020	1,020
Citibank N.A.	Canadian Dollar	718,133	Buy	04/07/17	537,000	540,034	3,034
Citibank N.A.	Norwegian Krone	1,653,518	Buy	04/07/17	195,000	192,585	(2,415)
Citibank N.A.	British Pound	497,922	Buy	04/07/17	622,000	623,889	1,889
Citibank N.A.	Canadian Dollar	579,531	Buy	04/07/17	435,000	435,805	805
Citibank N.A.	Canadian Dollar	596,754	Buy	04/07/17	447,000	448,758	1,758
Citibank N.A.	Canadian Dollar	432,845	Buy	04/07/17	324,000	325,498	1,498
Citibank N.A.	Swiss Franc	304,293	Buy	04/07/17	305,000	303,844	(1,156)
Citibank N.A.	Norwegian Krone	10,374,263	Buy	04/07/17	1,224,000	1,208,286	(15,714)
Citibank N.A.	Norwegian Krone	5,078,016	Buy	04/07/17	597,000	591,435	(5,565)
Citibank N.A.	EU Euro	72,009	Buy	04/07/17	77,000	76,830	(170)
Citibank N.A.	Canadian Dollar	358,958	Buy	04/07/17	268,000	269,935	1,935
Citibank N.A.	Australian Dollar	1,181,221	Buy	04/07/17	906,000	902,405	(3,595)
Citibank N.A.	Australian Dollar	1,015,643	Buy	04/07/17	779,000	775,910	(3,090)
Citibank N.A.	British Pound	261,951	Buy	04/07/17	327,000	328,221	1,221
Citibank N.A.	EU Euro	9,414	Buy	04/07/17	10,000	10,044	44
Citibank N.A.	EU Euro	156,694	Buy	04/07/17	167,000	167,184	184
Citibank N.A.	New Zealand Dollar	1,053,622	Buy	04/07/17	768,000	738,535	(29,465)
Citibank N.A.	Swedish Krona	4,658,888	Buy	04/07/17	532,000	520,000	(12,000)
Citibank N.A.	Swedish Krona	2,284,234	Buy	04/07/17	262,000	254,954	(7,046)
Citibank N.A.	Canadian Dollar	587,376	Buy	04/07/17	449,000	441,705	(7,295)
Citibank N.A.	Australian Dollar	422,796	Buy	04/07/17	319,000	322,999	3,999
Citibank N.A.	Swiss Franc	515,248	Buy	04/07/17	513,000	514,488	1,488
Citibank N.A.	New Zealand Dollar	1,406,709	Buy	04/07/17	999,000	986,031	(12,969)
Citibank N.A.	New Zealand Dollar	1,467,052	Buy	06/21/17	1,069,000	1,026,321	(42,679)
Citibank N.A.	Canadian Dollar	2,747,183	Buy	06/21/17	2,083,000	2,068,058	(14,942)
Citibank N.A.	Japanese Yen	113,904,571	Buy	09/20/17	1,016,554	1,030,821	14,267
Citibank N.A.	Japanese Yen	444,160,000	Buy	09/20/17	3,963,955	4,019,586	55,631
Citibank N.A.	Japanese Yen	218,658,000	Buy	09/20/17	1,951,438	1,978,825	27,387
Deutsche Bank AG	New Zealand Dollar	1,208,721	Buy	04/07/17	845,000	847,251	2,251
Deutsche Bank AG	Swiss Franc	325,018	Buy	04/07/17	322,000	324,539	2,539
Deutsche Bank AG	New Zealand Dollar	780,033	Buy	04/07/17	546,000	546,763	763
Deutsche Bank AG	Swiss Franc	175,213	Buy	04/07/17	177,000	174,955	(2,045)
Deutsche Bank AG	Australian Dollar	1,447,153	Buy	04/07/17	1,107,000	1,105,567	(1,433)
Deutsche Bank AG	Australian Dollar	389,073	Buy	04/07/17	300,000	297,236	(2,764)
Deutsche Bank AG	Australian Dollar	284,827	Buy	04/07/17	218,000	217,597	(403)
Deutsche Bank AG	New Zealand Dollar	788,068	Buy	04/07/17	576,000	552,396	(23,604)
Deutsche Bank AG	Australian Dollar	798,467	Buy	04/07/17	602,000	609,997	7,997
Deutsche Bank AG	New Zealand Dollar	582,525	Buy	04/07/17	419,000	408,320	(10,680)
Deutsche Bank AG	Norwegian Krone	10,901,941	Buy	04/07/17	1,276,000	1,269,745	(6,255)
Goldman Sachs International	EU Euro	438,783	Buy	04/07/17	474,000	468,158	(5,842)
Goldman Sachs International	British Pound	305,864	Buy	04/07/17	381,000	383,243	2,243
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Canadian Dollar	366,748	Buy	04/07/17	272,000	275,793	3,793
Goldman Sachs International	Japanese Yen	30,844,055	Buy	04/07/17	271,000	277,084	6,084
Goldman Sachs International	Norwegian Krone	4,265,657	Buy	04/07/17	505,000	496,819	(8,181)
Goldman Sachs International	Canadian Dollar	232,443	Buy	04/07/17	177,000	174,796	(2,204)
Goldman Sachs International	Australian Dollar	1,019,860	Buy	04/07/17	769,000	779,132	10,132
Goldman Sachs International	EU Euro	1,703,132	Buy	04/07/17	1,805,411	1,817,151	11,740
HSBC Bank USA N.A.	Norwegian Krone	7,436,125	Buy	04/07/17	872,000	866,083	(5,917)
HSBC Bank USA N.A.	Hungarian Forint	73,360,915	Buy	04/07/17	254,898	253,615	(1,283)
HSBC Bank USA N.A.	EU Euro	257,006	Buy	04/07/17	273,000	274,212	1,212
HSBC Bank USA N.A.	Japanese Yen	39,987,120	Buy	04/07/17	351,000	359,220	8,220
JPMorgan Chase Bank N.A.	New Zealand Dollar	503,734	Buy	04/07/17	350,000	353,092	3,092
JPMorgan Chase Bank N.A.	Australian Dollar	403,843	Buy	04/07/17	308,000	308,520	520
JPMorgan Chase Bank N.A.	Swiss Franc	638,783	Buy	04/07/17	644,000	637,841	(6,159)
JPMorgan Chase Bank N.A.	British Pound	557,909	Buy	04/07/17	699,000	699,052	52
JPMorgan Chase Bank N.A.	Swiss Franc	458,614	Buy	04/07/17	463,000	457,938	(5,062)
JPMorgan Chase Bank N.A.	Swiss Franc	311,740	Buy	04/07/17	314,000	311,280	(2,720)
JPMorgan Chase Bank N.A.	Russian Ruble	7,931,276	Buy	04/07/17	136,441	140,833	4,392
JPMorgan Chase Bank N.A.	Canadian Dollar	278,857	Buy	04/07/17	209,000	209,699	699
JPMorgan Chase Bank N.A.	Swiss Franc	326,598	Buy	04/07/17	327,000	326,117	(883)
JPMorgan Chase Bank N.A.	Swiss Franc	572,896	Buy	04/07/17	568,000	572,051	4,051
JPMorgan Chase Bank N.A.	EU Euro	816,133	Buy	04/07/17	865,000	870,770	5,770
JPMorgan Chase Bank N.A.	British Pound	270,709	Buy	04/07/17	333,000	339,195	6,195
JPMorgan Chase Bank N.A.	Japanese Yen	45,056,730	Buy	04/07/17	396,000	404,763	8,763
JPMorgan Chase Bank N.A.	New Zealand Dollar	393,670	Buy	04/07/17	277,000	275,943	(1,057)
JPMorgan Chase Bank N.A.	Japanese Yen	57,132,790	Buy	04/07/17	500,000	513,247	13,247
JPMorgan Chase Bank N.A.	Japanese Yen	55,484,698	Buy	04/07/17	489,000	498,441	9,441
JPMorgan Chase Bank N.A.	Swiss Franc	422,694	Buy	04/07/17	421,000	422,070	1,070
JPMorgan Chase Bank N.A.	New Zealand Dollar	537,285	Buy	04/07/17	392,000	376,609	(15,391)
JPMorgan Chase Bank N.A.	Canadian Dollar	213,089	Buy	04/07/17	163,000	160,243	(2,757)
JPMorgan Chase Bank N.A.	New Zealand Dollar	1,071,769	Buy	04/07/17	780,000	751,255	(28,745)
JPMorgan Chase Bank N.A.	EU Euro	963,622	Buy	04/07/17	1,034,000	1,028,133	(5,867)
JPMorgan Chase Bank N.A.	Australian Dollar	435,647	Buy	04/07/17	330,000	332,817	2,817
JPMorgan Chase Bank N.A.	EU Euro	400,060	Buy	04/07/17	430,000	426,843	(3,157)
Morgan Stanley	New Zealand Dollar	659,898	Buy	04/07/17	456,000	462,555	6,555
Morgan Stanley	Australian Dollar	337,346	Buy	04/07/17	258,000	257,719	(281)
Morgan Stanley	British Pound	286,905	Buy	04/07/17	353,000	359,488	6,488
Morgan Stanley	Norwegian Krone	3,831,254	Buy	04/07/17	460,000	446,225	(13,775)
Morgan Stanley	Japanese Yen	155,196,372	Buy	04/07/17	1,368,000	1,394,191	26,191
Morgan Stanley	Japanese Yen	32,207,001	Buy	04/07/17	285,000	289,328	4,328
Morgan Stanley	Japanese Yen	53,234,642	Buy	04/07/17	467,000	478,228	11,228
Morgan Stanley	Japanese Yen	38,224,687	Buy	04/07/17	337,000	343,388	6,388
Morgan Stanley	Norwegian Krone	3,044,614	Buy	04/07/17	363,000	354,605	(8,395)
Morgan Stanley	EU Euro	450,369	Buy	04/07/17	486,000	480,520	(5,480)
Morgan Stanley	EU Euro	25,136	Buy	04/07/17	27,000	26,818	(182)
Morgan Stanley	EU Euro	181,646	Buy	04/07/17	194,000	193,807	(193)
Morgan Stanley	British Pound	279,847	Buy	04/07/17	344,000	350,644	6,644
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	British Pound	192,253	Buy	04/07/17	239,000	240,890	1,890
Morgan Stanley	New Zealand Dollar	2,972,682	Buy	06/21/17	2,088,000	2,079,631	(8,369)
							$86,005
Barclays Bank PLC	Polish Zloty	186,624	Sell	04/07/17	$47,509	$47,058	$451
Barclays Bank PLC	New Zealand Dollar	1,380,041	Sell	04/07/17	969,000	967,338	1,662
Barclays Bank PLC	EU Euro	325,666	Sell	04/07/17	351,000	347,468	3,532
Barclays Bank PLC	Swiss Franc	1,474,515	Sell	04/07/17	1,487,000	1,472,340	14,660
Barclays Bank PLC	British Pound	607,033	Sell	04/07/17	763,000	760,603	2,397
Barclays Bank PLC	Canadian Dollar	280,854	Sell	04/07/17	210,000	211,202	(1,202)
Barclays Bank PLC	Norwegian Krone	6,554,006	Sell	04/07/17	772,000	763,342	8,658
Barclays Bank PLC	EU Euro	171,166	Sell	04/07/17	185,000	182,625	2,375
Barclays Bank PLC	South African Rand	10,060,593	Sell	04/07/17	791,929	749,494	42,435
Barclays Bank PLC	Swiss Franc	304,696	Sell	04/07/17	306,000	304,247	1,753
Barclays Bank PLC	Australian Dollar	961,454	Sell	04/07/17	729,000	734,513	(5,513)
Barclays Bank PLC	Russian Ruble	140,928,018	Sell	04/07/17	2,408,795	2,502,416	(93,621)
Barclays Bank PLC	British Pound	145,345	Sell	04/07/17	178,000	182,115	(4,115)
Barclays Bank PLC	Norwegian Krone	4,379,383	Sell	04/07/17	516,000	510,065	5,935
Barclays Bank PLC	Canadian Dollar	663,313	Sell	04/07/17	495,000	498,809	(3,809)
Barclays Bank PLC	British Pound	185,332	Sell	04/07/17	230,000	232,218	(2,218)
Barclays Bank PLC	Japanese Yen	55,486,874	Sell	04/07/17	493,000	498,461	(5,461)
Barclays Bank PLC	Canadian Dollar	15,719	Sell	04/07/17	12,000	11,821	179
Barclays Bank PLC	Norwegian Krone	3,446,672	Sell	04/07/17	416,000	401,433	14,567
Barclays Bank PLC	Swiss Franc	259,534	Sell	04/07/17	261,000	259,151	1,849
Barclays Bank PLC	Canadian Dollar	256,173	Sell	04/07/17	196,000	192,641	3,359
Barclays Bank PLC	Australian Dollar	1,122,309	Sell	04/07/17	857,000	857,399	(399)
Barclays Bank PLC	British Pound	274,876	Sell	04/07/17	345,000	344,416	584
Barclays Bank PLC	Australian Dollar	482,730	Sell	04/07/17	368,000	368,786	(786)
Barclays Bank PLC	Australian Dollar	433,929	Sell	04/07/17	332,000	331,505	495
Barclays Bank PLC	British Pound	352,384	Sell	04/07/17	440,000	441,532	(1,532)
Barclays Bank PLC	Australian Dollar	861,825	Sell	04/07/17	660,000	658,400	1,600
Barclays Bank PLC	Norwegian Krone	2,654,050	Sell	04/07/17	318,000	309,116	8,884
Barclays Bank PLC	Swedish Krona	5,490,454	Sell	04/07/17	620,000	612,815	7,185
Barclays Bank PLC	Canadian Dollar	591,992	Sell	04/07/17	451,000	445,177	5,823
Barclays Bank PLC	Canadian Dollar	211,965	Sell	04/07/17	161,000	159,397	1,603
Barclays Bank PLC	British Pound	810,330	Sell	04/07/17	986,726	1,015,331	(28,605)
Barclays Bank PLC	Canadian Dollar	198,358	Sell	04/07/17	150,305	149,165	1,140
Barclays Bank PLC	Brazilian Real	8,148,988	Sell	05/19/17	2,542,269	2,575,833	(33,564)
Barclays Bank PLC	Japanese Yen	222,080,000	Sell	09/20/17	1,997,403	2,009,794	(12,391)
Barclays Bank PLC	Japanese Yen	2,032,164	Sell	09/20/17	18,277	18,390	(113)
Barclays Bank PLC	Japanese Yen	109,329,000	Sell	09/20/17	983,312	989,412	(6,100)
BNP Paribas	Australian Dollar	914,174	Sell	04/07/17	671,000	698,392	(27,392)
BNP Paribas	Canadian Dollar	417,366	Sell	04/07/17	316,000	313,858	2,142
BNP Paribas	EU Euro	186,138	Sell	04/07/17	200,000	198,599	1,401
BNP Paribas	British Pound	187,846	Sell	04/07/17	233,000	235,369	(2,369)
BNP Paribas	EU Euro	183,004	Sell	04/07/17	193,000	195,255	(2,255)
BNP Paribas	New Zealand Dollar	827,341	Sell	04/07/17	594,000	579,923	14,077
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas	EU Euro	832,326	Sell	04/07/17	892,000	888,047	3,953
BNP Paribas	Russian Ruble	78,100,190	Sell	04/07/17	1,304,238	1,386,802	(82,564)
BNP Paribas	New Zealand Dollar	1,069,217	Sell	04/07/17	777,000	749,466	27,534
BNP Paribas	Australian Dollar	368,322	Sell	04/07/17	278,000	281,383	(3,383)
BNP Paribas	Australian Dollar	421,863	Sell	04/07/17	310,000	322,287	(12,287)
BNP Paribas	New Zealand Dollar	387,542	Sell	04/07/17	270,555	271,647	(1,092)
BNP Paribas	Indonesian Rupiah	4,971,899,945	Sell	06/16/17	366,443	371,207	(4,764)
Citibank N.A.	New Zealand Dollar	2,200,084	Sell	04/07/17	1,598,000	1,542,146	55,854
Citibank N.A.	Russian Ruble	4,153,714	Sell	04/07/17	73,827	73,756	71
Citibank N.A.	New Zealand Dollar	1,118,074	Sell	04/07/17	786,000	783,713	2,287
Citibank N.A.	Swedish Krona	7,715,736	Sell	04/07/17	871,000	861,189	9,811
Citibank N.A.	Swedish Krona	3,350,174	Sell	04/07/17	378,000	373,928	4,072
Citibank N.A.	New Zealand Dollar	295,568	Sell	04/07/17	208,000	207,178	822
Citibank N.A.	Canadian Dollar	399,362	Sell	04/07/17	300,000	300,319	(319)
Citibank N.A.	Canadian Dollar	465,810	Sell	04/07/17	346,000	350,288	(4,288)
Citibank N.A.	Swiss Franc	286,597	Sell	04/07/17	283,000	286,175	(3,175)
Citibank N.A.	Australian Dollar	707,093	Sell	04/07/17	535,000	540,191	(5,191)
Citibank N.A.	Japanese Yen	56,923,932	Sell	04/07/17	506,000	511,370	(5,370)
Citibank N.A.	Japanese Yen	44,249,429	Sell	04/07/17	395,000	397,510	(2,510)
Citibank N.A.	Canadian Dollar	590,770	Sell	04/07/17	451,000	444,258	6,742
Citibank N.A.	Japanese Yen	24,746,381	Sell	04/07/17	220,000	222,307	(2,307)
Citibank N.A.	Japanese Yen	31,594,828	Sell	04/07/17	280,000	283,829	(3,829)
Citibank N.A.	Norwegian Krone	3,367,467	Sell	04/07/17	403,000	392,208	10,792
Citibank N.A.	Australian Dollar	526,748	Sell	04/07/17	402,000	402,414	(414)
Citibank N.A.	Polish Zloty	4,956,100	Sell	04/07/17	1,230,495	1,249,702	(19,207)
Citibank N.A.	Russian Ruble	1,562,942	Sell	04/07/17	25,584	27,753	(2,169)
Citibank N.A.	New Zealand Dollar	953,284	Sell	04/07/17	691,000	668,203	22,797
Citibank N.A.	New Zealand Dollar	913,734	Sell	04/07/17	661,000	640,481	20,519
Citibank N.A.	Brazilian Real	669,220	Sell	05/19/17	211,745	211,535	210
Citibank N.A.	Australian Dollar	1,376,009	Sell	04/07/17	1,039,000	1,051,216	(12,216)
Citibank N.A.	Norwegian Krone	6,107,581	Sell	04/07/17	719,000	711,348	7,652
Citibank N.A.	Australian Dollar	910,901	Sell	04/07/17	677,000	695,892	(18,892)
Citibank N.A.	EU Euro	1,249,872	Sell	04/07/17	1,328,000	1,333,547	(5,547)
Citibank N.A.	EU Euro	731,962	Sell	04/07/17	776,000	780,965	(4,965)
Citibank N.A.	Norwegian Krone	20,205,008	Sell	04/07/17	2,363,262	2,353,270	9,992
Citibank N.A.	Chilean Peso	371,056,906	Sell	05/19/17	570,857	561,079	9,778
Deutsche Bank AG	EU Euro	352,262	Sell	04/07/17	381,000	375,845	5,155
Deutsche Bank AG	Australian Dollar	643,062	Sell	04/07/17	493,000	491,273	1,727
Deutsche Bank AG	Norwegian Krone	1,418,547	Sell	04/07/17	165,000	165,218	(218)
Deutsche Bank AG	Norwegian Krone	2,508,250	Sell	04/07/17	292,000	292,135	(135)
Deutsche Bank AG	Norwegian Krone	4,056,891	Sell	04/07/17	478,000	472,504	5,496
Deutsche Bank AG	Australian Dollar	675,979	Sell	04/07/17	513,000	516,421	(3,421)
Deutsche Bank AG	British Pound	883,354	Sell	04/07/17	1,110,000	1,106,829	3,171
Deutsche Bank AG	Norwegian Krone	6,721,704	Sell	04/07/17	805,000	782,874	22,126
Deutsche Bank AG	Australian Dollar	1,046,525	Sell	04/07/17	806,000	799,503	6,497
Deutsche Bank AG	Swedish Krona	11,343,757	Sell	04/07/17	1,278,000	1,266,129	11,871
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Norwegian Krone	2,687,483	Sell	04/07/17	322,000	313,010	8,990
Deutsche Bank AG	Swiss Franc	1,178,447	Sell	04/07/17	1,165,326	1,176,709	(11,383)
Deutsche Bank AG	New Zealand Dollar	1,548,604	Sell	06/21/17	1,069,000	1,083,374	(14,374)
Deutsche Bank AG	New Zealand Dollar	3,024,776	Sell	06/21/17	2,088,000	2,116,075	(28,075)
Goldman Sachs International	EU Euro	1,119,671	Sell	04/07/17	1,189,000	1,194,629	(5,629)
Goldman Sachs International	Japanese Yen	1,331,294	Sell	04/07/17	12,000	11,960	40
Goldman Sachs International	Swiss Franc	272,802	Sell	04/07/17	271,000	272,400	(1,400)
Goldman Sachs International	Polish Zloty	2,291,697	Sell	04/07/17	564,641	577,861	(13,220)
Goldman Sachs International	Swiss Franc	374,290	Sell	04/07/17	376,000	373,738	2,262
Goldman Sachs International	EU Euro	13,891	Sell	04/07/17	15,000	14,821	179
Goldman Sachs International	Japanese Yen	250,357,238	Sell	04/07/17	2,157,188	2,249,059	(91,871)
HSBC Bank USA N.A.	Russian Ruble	98,854,597	Sell	04/07/17	1,641,896	1,755,332	(113,436)
HSBC Bank USA N.A.	Romanian New Leu	364,731	Sell	04/07/17	87,221	85,449	1,772
JPMorgan Chase Bank N.A.	Brazilian Real	6,853,040	Sell	05/19/17	2,138,568	2,166,194	(27,626)
JPMorgan Chase Bank N.A.	New Zealand Dollar	1,226,143	Sell	04/07/17	858,000	859,463	(1,463)
JPMorgan Chase Bank N.A.	Swiss Franc	720,511	Sell	04/07/17	720,000	719,449	551
JPMorgan Chase Bank N.A.	Swiss Franc	1,179,787	Sell	04/07/17	1,185,000	1,178,047	6,953
JPMorgan Chase Bank N.A.	EU Euro	153,598	Sell	04/07/17	167,000	163,881	3,119
JPMorgan Chase Bank N.A.	New Zealand Dollar	356,913	Sell	04/07/17	251,000	250,178	822
JPMorgan Chase Bank N.A.	Australian Dollar	676,053	Sell	04/07/17	519,000	516,477	2,523
JPMorgan Chase Bank N.A.	British Pound	385,909	Sell	04/07/17	482,000	483,538	(1,538)
JPMorgan Chase Bank N.A.	EU Euro	481,403	Sell	04/07/17	521,000	513,631	7,369
JPMorgan Chase Bank N.A.	Australian Dollar	1,299,850	Sell	04/07/17	1,004,000	993,033	10,967
JPMorgan Chase Bank N.A.	British Pound	271,127	Sell	04/07/17	335,000	339,719	(4,719)
JPMorgan Chase Bank N.A.	British Pound	154,503	Sell	04/07/17	191,000	193,590	(2,590)
JPMorgan Chase Bank N.A.	British Pound	326,738	Sell	04/07/17	398,000	409,398	(11,398)
JPMorgan Chase Bank N.A.	Australian Dollar	870,859	Sell	04/07/17	660,000	665,301	(5,301)
JPMorgan Chase Bank N.A.	New Zealand Dollar	514,300	Sell	04/07/17	368,000	360,498	7,502
JPMorgan Chase Bank N.A.	Swiss Franc	296,408	Sell	04/07/17	293,000	295,971	(2,971)
JPMorgan Chase Bank N.A.	EU Euro	413,519	Sell	04/07/17	437,000	441,203	(4,203)
JPMorgan Chase Bank N.A.	New Zealand Dollar	503,675	Sell	04/07/17	362,000	353,050	8,950
JPMorgan Chase Bank N.A.	New Zealand Dollar	662,976	Sell	04/07/17	477,000	464,712	12,288
JPMorgan Chase Bank N.A.	EU Euro	1,073,640	Sell	04/07/17	1,138,000	1,145,517	(7,517)
JPMorgan Chase Bank N.A.	Russian Ruble	65,810,232	Sell	04/07/17	1,136,247	1,168,573	(32,326)
JPMorgan Chase Bank N.A.	Australian Dollar	596,299	Sell	04/07/17	456,000	455,549	451
JPMorgan Chase Bank N.A.	Australian Dollar	380,955	Sell	04/07/17	292,000	291,034	966
JPMorgan Chase Bank N.A.	New Zealand Dollar	633,662	Sell	04/07/17	455,000	444,165	10,835
JPMorgan Chase Bank N.A.	British Pound	169,664	Sell	04/07/17	212,000	212,587	(587)
JPMorgan Chase Bank N.A.	Australian Dollar	818,106	Sell	04/07/17	626,000	625,000	1,000
JPMorgan Chase Bank N.A.	New Zealand Dollar	574,385	Sell	04/07/17	417,000	402,615	14,385
JPMorgan Chase Bank N.A.	New Zealand Dollar	589,315	Sell	04/07/17	426,000	413,080	12,920
JPMorgan Chase Bank N.A.	Australian Dollar	1,803,849	Sell	04/07/17	1,349,000	1,378,068	(29,068)
JPMorgan Chase Bank N.A.	Colombian Peso	1,521,672,799	Sell	05/19/17	521,836	525,945	(4,109)
Morgan Stanley	Swedish Krona	6,396,240	Sell	04/07/17	727,000	713,914	13,086
Morgan Stanley	Norwegian Krone	3,256,310	Sell	04/07/17	390,000	379,261	10,739
Morgan Stanley	Canadian Dollar	239,192	Sell	04/07/17	183,000	179,871	3,129
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	British Pound	418,886	Sell	04/07/17	525,000	524,858	142
Morgan Stanley	Norwegian Krone	11,567,971	Sell	04/07/17	1,388,000	1,347,317	40,683
Morgan Stanley	Japanese Yen	158,896,815	Sell	04/07/17	1,407,000	1,427,434	(20,434)
Morgan Stanley	Hungarian Forint	206,399,820	Sell	04/07/17	717,163	713,542	3,621
Morgan Stanley	Norwegian Krone	2,728,355	Sell	04/07/17	325,000	317,770	7,230
Morgan Stanley	Norwegian Krone	5,273,444	Sell	04/07/17	621,000	614,196	6,804
Morgan Stanley	Swedish Krona	2,770,113	Sell	04/07/17	311,000	309,185	1,815
Morgan Stanley	Canadian Dollar	2,747,185	Sell	06/21/17	2,088,136	2,068,059	20,077
Morgan Stanley	Japanese Yen	111,872,408	Sell	09/20/17	1,010,000	1,012,430	(2,430)
Morgan Stanley	Japanese Yen	222,080,000	Sell	09/20/17	2,032,164	2,009,794	22,370
Morgan Stanley	Japanese Yen	109,329,000	Sell	09/20/17	1,000,425	989,412	11,013
							$(214,148)

At March 31, 2017, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	49	06/30/17	$10,606,203	$16,924
U.S. Treasury 5-Year Note	129	06/30/17	15,186,726	27,086
U.S. Treasury Long Bond	10	06/20/17	1,508,438	8,795
U.S. Treasury Ultra Long Bond	7	06/21/17	1,124,375	10,931
			$28,425,742	$63,736
Short Contracts
Euro-Bund	(70)	06/08/17	(12,054,236)	(108,663)
U.S. Treasury 10-Year Note	(138)	06/21/17	(17,189,625)	(16,533)
U.S. Treasury Ultra 10-Year Note	(162)	06/21/17	(21,690,282)	(149,733)
			$(50,934,143)	$(274,929)

At March 31, 2017, the following centrally cleared credit default swaps were outstanding for Voya Strategic Income Opportunities Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 27, Version 1	Sell	5.000	Intercontinental Exchange	12/20/21	USD12,870,000	$1,012,200	$426,982
						$1,012,200	$426,982

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

At March 31, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.026% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/12/22	USD258,000	$(410)	$(410)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.923%	Chicago Mercantile Exchange	03/20/22	USD575,000	3,830	3,830
Receive a fixed rate equal to 2.246% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/12/25	USD49,000	(191)	(191)
Receive a fixed rate equal to 2.238% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/09/26	USD20,892,000	(439,561)	(439,561)
				$(436,332)	$(436,332)

At March 31, 2017, the following over-the-counter written interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counter party	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-year Interest Rate Swap	Goldman Sachs International	2.200%	Pay	3-month USD- LIBOR-BBA	05/22/17	USD9,400,000	$57,990	$(22,677)
					Total Written Swaptions		$57,990	$(22,677)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$14,364
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,264,143
Interest rate contracts	Net Assets — Unrealized appreciation**	63,736
Credit contracts	Net Assets — Unrealized appreciation***	426,982
Interest rate contracts	Net Assets — Unrealized appreciation***	3,830
Total Asset Derivatives		$1,773,055
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,392,286
Interest rate contracts	Net Assets — Unrealized depreciation**	274,929
Interest rate contracts	Net Assets — Unrealized depreciation***	440,162
Interest rate contracts	Written options, at fair value	22,677
Total Liability Derivatives		$2,130,054

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2017 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(6,875)	$—	$—	$51,282	$—	$44,407
Equity contracts	—	—	30,688	—	—	30,688
Foreign exchange contracts	—	(681,759)	—	(41,050)	—	(722,809)
Interest rate contracts	(134,477)	—	906,716	(210,900)	132,852	694,191
Total	$(141,352)	$(681,759)	$937,404	$(200,668)	$132,852	$46,477

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$426,982	$—	$426,982
Equity contracts	—	—	2,966	—	—	2,966
Foreign exchange contracts	—	(128,143)	—	—	—	(128,143)
Interest rate contracts	(43,359)	—	(292,991)	(311,419)	35,313	(612,456)
Total	$(43,359)	$(128,143)	$(290,025)	$115,563	$35,313	$(310,651)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2017:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley	The Bank of New York Mellon	Totals
Assets:
Purchased options	$—	$—	$—	$—	$14,364	$—	$—	$—	$—	$14,364
Forward foreign currency contracts	202,358	282,131	281,258	78,583	36,473	11,204	161,710	210,421	5	1,264,143
Total Assets	$202,358	$282,131	$281,258	$78,583	$50,837	$11,204	$161,710	$210,421	$5	$1,278,507
Liabilities:
Forward foreign currency contracts	$372,567	$138,384	$260,809	$104,790	$128,347	$120,636	$207,214	$59,539	$—	$1,392,286
Written options				—	22,677	—	—	—	—	22,677
Total Liabilities	$372,567	$138,384	$260,809	$104,790	$151,024	$120,636	$207,214	$59,539	$—	$1,414,963
Net OTC derivative instruments by counterparty, at fair value	$(170,209)	$143,747	$20,449	$(26,207)	$(100,187)	$(109,432)	$(45,504)	$150,882	$5	$(136,456)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(170,209)	$143,747	$20,449	$(26,207)	$(100,187)	$(109,432)	$(45,504)	$150,882	$5	$(136,456)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2017 were as follows:
Fund Name	Type	Per Share Amount
Voya GNMA Income Fund
Class A	NII	$0.1330
Class B	NII	$0.0629
Class C	NII	$0.0639
Class I	NII	$0.1599
Class W	NII	$0.1566
All Classes	STCG	$0.0081
All Classes	ROC	$0.0873
Voya High Yield Bond Fund
Class A	NII	$0.4167
Class B	NII	$0.3570
Class C	NII	$0.3571
Class I	NII	$0.4444
Class P	NII	$0.4930
Class R	NII	$0.3970
Class R6(1)	NII	$0.2887
Class W	NII	$0.4371
Voya Intermediate Bond Fund
Class A	NII	$0.3003
Class B	NII	$0.2237
Class C	NII	$0.2240
Fund Name	Type	Per Share Amount
Voya Intermediate Bond Fund (continued)
Class I	NII	$0.3342
Class O	NII	$0.3003
Class R	NII	$0.2753
Class R6	NII	$0.3351
Class W	NII	$0.3251
Voya Short Term Bond Fund
Class A	NII	$0.1536
Class C	NII	$0.0797
Class I	NII	$0.1832
Class R	NII	$0.1275
Class R6	NII	$0.1862
Class W	NII	$0.1783
Voya Strategic Income Opportunities Fund
Class A	NII	$0.4831
Class C	NII	$0.4018
Class I	NII	$0.5308
Class R	NII	$0.4547
Class R6	NII	$0.5335
Class W	NII	$0.5065

NII – Net investment income
STCG – Short-term capital gain
ROC – Return of capital
(1)
Commenced operations on August 3, 2016.

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:
Voya GNMA Income Fund	100.00%
Voya High Yield Bond Fund	99.91%
Voya Intermediate Bond Fund	82.57%
Voya Short Term Bond Fund	100.00%
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
To approve a modification to the industry classifications used to implement the Fund’s fundamental investment resriction governing concentration.

A special meeting of shareholders of Voya Strategic Income Opportunities Fund was held June 2, 2016, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Strategic Income Opportunities Fund	1*	10,827,949.495	0.000	254,559.525	0.000	11,082,509.020

*
Proposal Passed

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	February 2002 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	February 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	October 2000 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	October 2000 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund (collectively, the “Funds”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Adviser”) and the Funds, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”), effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.
In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.
At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Funds effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees voted to renew the Management Contracts and Sub-Advisory Contracts for the Funds effective through
November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (the “Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for the Voya funds, including the Funds’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Fund’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on each Fund’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Funds’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the
Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Funds. The Adviser conducts day-to-day oversight of the Funds’ operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Funds.
The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s Selected Peer Group was selected and how

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.
For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds.
The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to its Morningstar category average and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Funds also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.
In considering the Funds’ Management Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the compensation arrangements for each Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to provide high-quality services to the Funds. The Board also considered the financial stability of the Adviser and the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Fund asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

considered that some of the Funds that do not have advisory fee breakpoints do have expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and
(2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services.
Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the management and sub-advisory contracts, the Board noted that, from time to time, at its request, the Adviser has agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in the sub-advisers or portfolio managers; and strategy modifications.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Fund below.
Fund-by-Fund Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Fund’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya GNMA Income Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya GNMA Income Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the five-year and ten-year periods, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing this fee date, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya High Yield Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya High Yield Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and five-year periods, and the second quintile for the year-to-date, three-year and ten-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for the three-year and five-year periods, but underperformed for the year-to-date, one-year and ten-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the year-to-date and one-year periods, and the third quintile for the ten-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Short Term Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Short Term Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year period, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and above the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Strategic Income Opportunities Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Strategic Income Opportunities Fund, the Board considered that, based on performance data for the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163059 (0317-052417)

Annual Report

March 31, 2017

Voya Floating Rate Fund

Classes A, C, I, P*, R and W

* Patent Pending

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	7
Report of Independent Registered Public Accounting Firm	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Portfolio of Investments	21
Tax Information	33
Trustee and Officer Information	34
Advisory and Sub-Advisory Contract Approval Discussion	38

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Waves of Expectations

Dear Shareholder,

The year ended March 31 took investors on a roundabout ride that underscores the need for a long-term focus. After faltering early in 2016, equity markets staged a rally that lasted until June, when Britain surprised the world with a vote to leave the European Union. Bonds, which had outperformed equities during the first quarter, also stumbled. Equities quickly recovered but bond yields stayed low on expectations that uncertain economic growth would cause central banks to continue their policies of low interest rates. Heading into the fall, it appeared that markets would carry on without much to propel growth but with few serious risks. Then came the surprise results of the November presidential election: an unexpected Trump win raised the prospects of pro-growth economic policies and jump started the equity markets. The U.S. Federal Reserve Board (“Fed”) added to the sense of growing “animal spirits” by deciding in December that the economy was strong enough to deal with an interest rate increase.

Stocks continued to post gains into early 2017 as investors bet that the new administration would quickly implement policies to stimulate the economy and reduce corporate taxes. As the fiscal year drew to a close in March the Fed raised rates again, despite some softening in the economic numbers and the spreading recognition that investors’ expectations for rapid policy change may have been overdone. At the same time, corporate earnings are accelerating and the economy continues to generate jobs, suggesting that though the path may be bumpy the markets are still making progress.

All these ups and downs make a good case for keeping your portfolio well diversified at all times, rather than attempting to time market moves. At Voya, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your financial advisor your circumstances and possible responses.

We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
April 25, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2017

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. Halfway through the fiscal year, the Index was up 6.11%; gains swelled in the second half to 17.21% for the whole year. (The Index returned 14.77% for the year ended March 31, 2017, measured in U.S. dollars.)

The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.

China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May. There were many sceptics, but by then the domestic economy was delivering some more encouraging data. FOMC officials started talking about an improving economy probably justifying two to three rate increases in 2016.

A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union. Anti-globalization forces in other member countries would no doubt demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August and Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a series of disappointing economic reports, but broadly hinted that they would do so in December.

By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect. In the euro zone it was feared that the European Central Bank was about to “taper” its bond buying. In the UK the weakening pound made government bonds less attractive.

But this and other market trends were thrown into disarray when on November 8, a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having stumbled for two months, the Index danced 12.05% higher after the election through mid-March, but the music had changed. The platform was seen as reflationary and inflationary in the US. The yield curve rose and steepened faster than ever, especially when the Fed duly raised the federal funds rate by 25bp (0.25%) on December 14. It was no surprise when a further 25bp was added on March 15 after a strong March employment report and increasingly hawkish remarks from Fed officials.

Already, however, doubts about the “reflation trade” were being voiced. The new administration’s legislative agenda would start with the American Health Care Act (“AHCA”) to replace the Affordable Care Act. This involved complex and contentious issues, as would tax reform, deregulation and infrastructure spending. When the AHCA was abandoned on March 24, with even the majority party unable to agree on its terms, some commentators fretted whether markets had come too far, too fast. But others pointed to a broader resilience which could withstand the vagaries of U.S. politics. In any event, after a brief dip, the Index ended March just 0.52% below its best levels.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.44% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond sub-index lost 1.44%; the Long-Term section dropped 5.00%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 3.31%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 16.39%.

U.S. equities, represented by the S&P 500® index including dividends, ended the 12-month period up 17.17%, having reached yet another all-time high on March 1. The strongest sectors were financials and technology returning 32.60% and 24.91%, respectively. Weakest were telecommunications and consumer staples, which returned 1.69% and 6.16%, respectively. S&P 500® companies’ earnings per share recorded year-over-year increases in the third and fourth quarters of 2016 after five straight declines.

In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 6.51% against the euro and 15.14% on the pound, although in the latter case over half was due to Britain’s vote to leave the European Union. The dollar actually lost 0.64% against the yen, but it had been down more than 10% at the halfway point.

In international markets, the MSCI Japan® Index, rose 13.46% for the year, practically all in the second half. Stocks were initially supported by a stabilizing outlook for China and monetary stimulus and latterly energized by the weakening yen. The MSCI Europe ex UK® Index added 17.64%. Financials and industrials, about one third of the sub-index, accounted for nearly half of the gain. The MSCI UK® Index jumped 23.50%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of March 31, 2017
Ba	38.89%
B	58.42%
Caa and below	2.69%
Not rated*	0.0%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.49% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 9.72% for the same period.

Portfolio Specifics: During the reporting period, the U.S. senior loan market witnessed a strong total return story, starting in March, when the price of oil rebounded and investor sentiment took a sharp upward turn from its late February 2016 lows. With little change in overall credit fundamentals, relatively one-sided market technical, driven by demand in excess of new loan issuance, drove loan prices back toward par. As a result, the loan market, as represented by the Index, posted an impressive full-year 2016 return of 12.66%, despite ongoing macro volatility. The same technical conditions persisted for most of the first quarter of 2017.

In December, the U.S. Federal Reserve Board (“Fed”) increased short-term rates for the second time since the global financial crisis. Additionally, the impact of regulatory reform on money market funds that became effective in October 2016, and subsequent investor redemption from prime money market funds, dampened demand for short-term commercial paper. This resulted in higher yields and a noticeable increase in LIBOR(1) over the last few months of the year. As a result, the LIBOR/LIBOR floor gap for loans all but disappeared. Fortunately, for loan managers and investors alike, the conversation around the floating rate nature of senior loans can now revert to its historical presentation: an ultra-short duration asset class in which the overall coupon will — all (credit-related) things being equal — reflect changes in LIBOR within a typical 45-60 day “reset” period.

Fundamental credit risk remained mostly stable during the reporting period and, excluding commodities-related sectors, historically low. Trailing default rates closed out the fiscal year below the long-term average of 3.10%, with a default rate of 1.49% by principal amount for the Index.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2017 AS A PERCENTAGE OF:
NET ASSETS
Dell International LLC	1.1%
Asurion, LLC	1.1%
Avolon Holdings Limited	0.9%
Grifols S.A.	0.8%
Univision Communications, Inc.	0.8%
Advantage Sales & Marketing, Inc.	0.8%
PetSmart, Inc.	0.7%
Amaya Gaming Group Inc.	0.7%
First Data Corporation	0.7%
Reynolds Group Holdings Inc	0.7%

The Fund underperformed the Index for the 12-month period ended March 31, 2017. This was primarily due to the Fund’s underweight to oil & gas and avoidance of some of the largest Index outperformers in the nonferrous metals/minerals sector, including Arch Coal, Inc., Murray Energy Corp. and Peabody Energy Corp. Oil & gas was a strong contributor to the Index during the reporting period. However, we note that oil & gas weakened in March 2017, as broad investor comfort with prospects within this sector shifted on both the decline in crude and natural gas prices and developing uncertainty around certain aspects of the Trump administration’s agenda. Relative returns were also weighed down by an overweight and selection in the retail sector, which has continued to face headwinds, particularly for mall-related and “fast fashion” types of business models. While we expect restructuring activity to increase across this sector over time, at this juncture we do not envision additional material deterioration in market values for the majority of the Fund’s retail exposure. Nonetheless, upside catalysts remain a bit elusive at this stage and, consequently, overall investor sentiment as it pertains to retail risk is likely to remain somewhat bearish for the foreseeable future. While unable to offset the reporting period’s detractors, contributors to returns included selection in the telecommunications and leisure goods/activities/movies sectors.

The Fund continues to be diversified, with 333 individual issuers and 34 different industry sectors represented. The average issuer exposure at period-end stood at 0.30% of assets under management, while the average industry exposure closed the period at 2.94%. Both measures were relatively unchanged from the prior reporting period. The Fund experienced one default during the fiscal year: Seventy Seven Operating LLC, which at cost makes up around 0.11% of the portfolio.

Current Strategy & Outlook: Looking forward, we believe that market value returns will continue to flatten out in the near term, as refinancing activity continues to be a noticeable — albeit slowing — catalyst for spread compression and adjusted pricing. With investor demand not expected to retreat in the new rising rate environment, and with no outsized pickup in new issuance on the visible horizon, we believe the asset class as a whole should continue to provide attractive total returns. More importantly, we think that gross yields should hold relatively steady until the next Fed rate lift.

(1)	The London Interbank Offered Rate is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund April 25, 2017

5

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	5 Year	Since Inception of Class A, C, I, R and W August 17, 2010	Since Inception of Class P June 14, 2013
Including Sales Charge:
Class A(1)	3.81%	3.38%	3.78%	—
Class C(2)	4.70%	3.13%	3.41%	—
Class I	6.76%	4.17%	4.45%	—
Class P	7.47%	—	—	4.00%
Class R	6.12%	3.63%	3.90%	—
Class W	6.75%	4.16%	4.47%	—
Excluding Sales Charge:
Class A	6.49%	3.91%	4.19%	—
Class C	5.70%	3.13%	3.41%	—
Class I	6.76%	4.17%	4.45%	—
Class P	7.47%	—	—	4.00%
Class R	6.12%	3.63%	3.90%	—
Class W	6.75%	4.16%	4.47%	—
S&P/LSTA Leveraged Loan	9.72%	4.58%	4.98%	3.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

6

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2017*	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2017*

Class A	$1,000.00	$1,022.80	1.03%	$5.19	$1,000.00	$1,019.80	1.03%	$5.19
Class C	1,000.00	1,019.00	1.78	8.96	1,000.00	1,016.06	1.78	8.95
Class I	1,000.00	1,024.20	0.76	3.84	1,000.00	1,021.14	0.76	3.83
Class P	1,000.00	1,027.50	0.10	0.51	1,000.00	1,024.43	0.10	0.50
Class R	1,000.00	1,020.50	1.28	6.45	1,000.00	1,018.55	1.28	6.44
Class W	1,000.00	1,024.10	0.78	3.94	1,000.00	1,021.04	0.78	3.93

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Funds Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Floating Rate Fund, a series of Voya Funds Trust, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Floating Rate Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 26, 2017

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2017

ASSETS:
Investments in securities at fair value (Cost $1,764,167,605)	$1,763,244,035
Short-term investments at fair value (Cost $221,141,776)	221,140,621
Total Investments at fair value	1,984,384,656
Cash	2,709,355
Receivables:
Investment securities sold	15,390,097
Fund shares sold	5,256,050
Interest	4,241,040
Prepaid expenses	74,016
Reimbursement due from manager	172,804
Other assets	19,417
Total assets	2,012,247,435
LIABILITIES:
Payable for investment securities purchased	104,877,600
Payable for fund shares redeemed	1,866,702
Income distribution payable	1,265,296
Payable for investment management fees	1,008,102
Payable for distribution and shareholder service fees	114,553
Accrued trustees fees	22,879
Payable to trustees under the deferred compensation plan (Note 8)	19,417
Unfunded loan commitments (Note 9)	7,746,472
Other accrued expenses and liabilities	516,620
Total liabilities	117,437,641
NET ASSETS	$1,894,809,794
NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,911,073,550
Distributions in excess of net investment income or accumulated net investment loss	(1,279,543)
Accumulated net realized loss	(14,059,488)
Net unrealized depreciation	(924,725)
NET ASSETS	$1,894,809,794

See Accompanying Notes to Financial Statements

9

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2017 (CONTINUED)

Class A:
Net assets	$93,318,491
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	9,402,288
Net asset value and redemption price per share(2)	$9.93
Maximum offering price per share (2.50%)(1)	$10.18

Class C:
Net assets	$55,583,422
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,599,803
Net asset value and redemption price per share(2)	$9.93

Class I:
Net assets	$1,156,695,154
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	116,541,970
Net asset value and redemption price per share(2)	$9.93

Class P:
Net assets	$36,071,799
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	3,637,076
Net asset value and redemption price per share	$9.92

Class R:
Net assets	$119,041,108
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	12,010,880
Net asset value and redemption price per share	$9.91

Class W:
Net assets	$434,099,820
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	43,636,167
Net asset value and redemption price per share	$9.95

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

10

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2017

INVESTMENT INCOME:
Interest	$68,968,460
Other	2,858,027
Total investment income	71,826,487

EXPENSES:
Investment management fees	9,648,089
Distribution and service fees:
Class A	144,101
Class C	510,535
Class R	551,388
Transfer agent fees:
Class A	62,304
Class C	54,370
Class I	115,623
Class P	135
Class R	117,452
Class W	250,541
Shareholder reporting expense	56,964
Custody and accounting expense	606,451
Registration fees	160,086
Professional fees	91,709
Trustees fees	60,760
Commitment fee	405,555
Miscellaneous expense	108,626
Total expenses	12,944,689
Waived and reimbursed fees	(594,451)
Net expenses	12,350,238
Net investment income	59,476,249

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(2,640,244)
Net change in unrealized appreciation (depreciation) on:
Investments	33,296,850
Unfunded commitments	1,627
Net change in unrealized appreciation (depreciation)	33,298,477
Net realized and unrealized gain	30,658,233
Increase in net assets resulting from operations	$90,134,482

See Accompanying Notes to Financial Statements

11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS:
Net investment income	$59,476,249	$41,502,347
Net realized loss	(2,640,244)	(7,929,133)
Net change in unrealized appreciation (depreciation)	33,298,477	(31,753,056)
Net increase in net assets resulting from operations	90,134,482	1,820,158
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,262,634)	(1,638,206)
Class C	(1,634,741)	(1,757,234)
Class I	(42,195,694)	(28,633,949)
Class P	(1,672,622)	(1,223,832)
Class R	(4,089,428)	(3,944,651)
Class W	(9,539,350)	(4,466,780)
Total distributions	(61,394,469)	(41,664,652)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	916,209,247	786,315,877
Reinvestment of distributions	54,367,405	40,294,550
	970,576,652	826,610,427
Cost of shares redeemed	(323,346,078)	(524,352,955)
Net increase in net assets resulting from capital share transactions	647,230,574	302,257,472
Net increase in net assets	675,970,587	262,412,978
NET ASSETS:
Beginning of year or period	1,218,839,207	956,426,229
End of year or period	$1,894,809,794	$1,218,839,207
Undistributed (distribution in excess of) net investment income or accumulated net investment loss	$(1,279,543)	$3,383

See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/ or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-17	9.70	0.37	*	0.25	0.62	0.39	—	—	0.39	9.93	6.49	1.11	1.03	1.03	3.79	93,318	69
03-31-16	10.11	0.38		(0.41)	(0.03)	0.38	—	—	0.38	9.70	(0.25)	1.08	1.04	1.04	3.84	39,820	46
03-31-15	10.22	0.36		(0.11)	0.25	0.36	—	—	0.36	10.11	2.49	1.09	1.02	1.02	3.53	46,566	60
03-31-14	10.28	0.38	*	(0.02)	0.36	0.40	0.01	0.01	0.42	10.22	3.58	1.08	1.01	1.01	3.71	98,669	124
03-31-13	10.10	0.52	*	0.21	0.73	0.53	0.02	—	0.55	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
Class C
03-31-17	9.70	0.30	*	0.25	0.55	0.32	—	—	0.32	9.93	5.70	1.86	1.78	1.78	3.08	55,583	69
03-31-16	10.11	0.31		(0.41)	(0.10)	0.31	—	—	0.31	9.70	(1.00)	1.83	1.79	1.79	3.10	50,751	46
03-31-15	10.22	0.28		(0.11)	0.17	0.28	—	—	0.28	10.11	1.72	1.84	1.77	1.77	2.81	63,818	60
03-31-14	10.28	0.30	*	(0.02)	0.28	0.32	0.01	0.01	0.34	10.22	2.81	1.83	1.76	1.76	2.97	84,619	124
03-31-13	10.10	0.44	*	0.21	0.65	0.45	0.02	—	0.47	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
Class I
03-31-17	9.70	0.40	*	0.25	0.65	0.42	—	—	0.42	9.93	6.76	0.76	0.76	0.76	4.09	1,156,695	69
03-31-16	10.11	0.41		(0.41)	—	0.41	—	—	0.41	9.70	0.01	0.79	0.79	0.79	4.12	900,493	46
03-31-15	10.21	0.39		(0.11)	0.28	0.38	—	—	0.38	10.11	2.85	0.78	0.77	0.77	3.86	590,583	60
03-31-14	10.28	0.41	*	(0.03)	0.38	0.43	0.01	0.01	0.45	10.21	3.74	0.76	0.76	0.76	3.99	327,896	124
03-31-13	10.10	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
Class P
03-31-17	9.69	0.47		0.24	0.71	0.48	—	—	0.48	9.92	7.47	0.75	0.10	0.10	4.76	36,072	69
03-31-16	10.11	0.47		(0.41)	0.06	0.48	—	—	0.48	9.69	0.58	0.77	0.12	0.12	4.76	21,608	46
03-31-15	10.21	0.45	*	(0.10)	0.35	0.45	—	—	0.45	10.11	3.53	0.77	0.11	0.11	4.40	23,302	60
06-14-13(4)–03-31-14	10.22	0.37		—	0.37	0.36	0.01	0.01	0.38	10.21	3.71	0.75	0.10	0.10	4.58	86,265	124
Class R
03-31-17	9.69	0.35		0.24	0.59	0.37	—	—	0.37	9.91	6.12	1.36	1.28	1.28	3.58	119,041	69
03-31-16	10.10	0.35		(0.40)	(0.05)	0.36	—	—	0.36	9.69	(0.50)	1.33	1.29	1.29	3.60	107,927	46
03-31-15	10.20	0.34		(0.11)	0.23	0.33	—	—	0.33	10.10	2.34	1.34	1.27	1.27	3.33	99,783	60
03-31-14	10.27	0.35	*	(0.03)	0.32	0.37	0.01	0.01	0.39	10.20	3.23	1.33	1.26	1.26	3.47	98,457	124
03-31-13	10.09	0.49	*	0.21	0.70	0.50	0.02	—	0.52	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
Class W
03-31-17	9.72	0.39	*	0.26	0.65	0.42	—	—	0.42	9.95	6.75	0.86	0.78	0.78	3.96	434,100	69
03-31-16	10.13	0.41		(0.41)	—	0.41	—	—	0.41	9.72	0.01	0.83	0.79	0.79	4.10	98,241	46
03-31-15	10.24	0.38	*	(0.11)	0.27	0.38	—	—	0.38	10.13	2.74	0.84	0.77	0.77	3.82	132,375	60
03-31-14	10.30	0.41	*	(0.02)	0.39	0.43	0.01	0.01	0.45	10.24	3.83	0.83	0.76	0.76	3.98	153,532	124
03-31-13	10.12	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.
•	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

See Accompanying Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2017

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P*, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap

*	Patent Pending

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the year ended March 31, 2017, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2017, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $1,673,185,840 and $1,066,375,238, respectively. At March 31, 2017, the Fund held loans valued at $1,762,775,199 representing 88.8% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2017, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$18,253	$—
Contingent Deferred Sales Charge	1	10,815

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses,

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2017 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

The Expense Limitation Agreement is contractual through August 1, 2017 (except for Class W, which is through August 1, 2018) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

As of March 31, 2017, the amounts of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31
2018	2019	2020	Total
$73,436	$—	$—	$73,436

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2017 are as follows:

	March 31,
	2018	2019	2020	Total
Class A	$42,325	$18,714	$45,576	$106,615
Class C	48,425	25,047	39,339	112,811
Class R	64,840	48,519	84,746	198,105
Class W	90,613	48,421	181,571	320,605

NOTE 7 — LINE OF CREDIT

The Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $160,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the One-Month LIBOR rate, plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the year ended March 31, 2017, the Fund did not utilize the line of credit.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2017, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	6.19%

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

18

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2017 (CONTINUED)

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The fund may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the 1940 Act. For the year ended March 31, 2017, the Fund engaged in such purchases and sales transactions totaling $20,613,412 and $36,859, respectively.

NOTE 9 — UNFUNDED COMMITMENTS

As of March 31, 2017, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Unfunded Commitment
Acrisure, LLC	$315,064
Go Daddy Operating Company, LLC	5,848,347
Oberthur Technologies S.A.	1,286,316
TircorBraun Holdings, Inc.	296,745

The unrealized appreciation on these commitments of $26,910 as of March 31, 2017 is included in the Investments in securities at fair value on the Statements of Assets and Liabilities.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-17	9,472,554	212,171	(4,387,495)	5,297,230	93,765,808	2,100,130	(43,388,017)	52,477,921
03-31-16	1,902,023	153,022	(2,555,525)	(500,480)	18,766,580	1,509,664	(25,275,490)	(4,999,246)
Class C
03-31-17	1,734,624	143,279	(1,508,988)	368,915	17,186,533	1,416,723	(14,904,761)	3,698,495
03-31-16	972,623	150,691	(2,203,097)	(1,079,783)	9,579,816	1,486,663	(21,780,910)	(10,714,431)
Class I
03-31-17	37,719,628	4,140,365	(18,153,370)	23,706,623	373,467,735	40,941,905	(179,449,889)	234,959,751
03-31-16	72,680,247	2,819,373	(41,090,933)	34,408,687	707,805,580	27,701,764	(400,155,407)	335,351,937
Class P
03-31-17	1,365,526	169,248	(126,961)	1,407,813	13,372,277	1,672,622	(1,254,404)	13,790,495
03-31-16	774,571	123,136	(974,333)	(76,626)	7,785,000	1,213,451	(9,460,460)	(462,009)
Class R
03-31-17	2,149,929	410,746	(1,689,884)	870,791	21,264,917	4,055,070	(16,636,054)	8,683,933
03-31-16	2,787,213	399,347	(1,927,198)	1,259,362	27,692,709	3,926,797	(18,800,464)	12,819,042
Class W
03-31-17	39,934,427	421,896	(6,826,853)	33,529,470	397,151,977	4,180,955	(67,712,953)	333,619,979
03-31-16	1,483,214	450,615	(4,893,867)	(2,960,038)	14,686,192	4,456,211	(48,880,224)	(29,737,821)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

19

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2017 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of March 31, 2017:

Paid-in Capital	Undistributed Net Investment Income
$(635,294)	$635,294

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

Year Ended March 31, 2017	Year Ended March 31, 2016
Ordinary Income	Ordinary Income
$61,394,469	$41,664,652

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2017 were:

		Capital Loss Carryforwards
Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$(671,169)	$(1,151,083)	$ (861,769)	Short-term	None
		(12,300,192)	Long-term	None
		$(13,161,961)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2017, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0320	May 1, 2017	Daily
Class C	$0.0259	May 1, 2017	Daily
Class I	$0.0342	May 1, 2017	Daily
Class P	$0.0396	May 1, 2017	Daily
Class R	$0.0300	May 1, 2017	Daily
Class W	$0.0342	May 1, 2017	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 93.0%
		Aerospace & Defense: 1.6%
17,215,000	(1)	Avolon Holdings Limited, TL B-2, 3.900%, 01/20/22	$17,475,618	0.9
4,019,925		DigitalGlobe Inc., Term Loan B, 3.900%, 01/15/24	4,038,348	0.2
2,385,000	(1)	GEO, Term Loan B, 3.400%, 03/21/24	2,395,435	0.1
3,420,002		Transdigm, Inc., Term Loan F (Rolled), 4.150%, 06/09/23	3,408,247	0.2
3,000,000		US Airways Group, Inc., Term Loan B1, 3.650%, 12/09/23	3,007,500	0.2
			30,325,148	1.6
		Automotive: 3.3%
4,890,000	(1)	American Axle & Manufacturing, Inc., Term Loan B, 3.400%, 03/08/24	4,904,264	0.3
1,979,962		BBB Industries US Holdings, Inc., First Lien Term Loan, 6.150%, 11/03/21	1,996,643	0.1
105,000	(1)	Caliber Collision, Delayed Draw TL, 4.150%, 01/31/24	105,897	0.0
1,050,000	(1)	Caliber Collision, First Lien Term Loan, 4.150%, 01/31/24	1,058,969	0.0
2,941,469		Dealer Tire, LLC, Term Loan B, 4.900%, 12/22/21	2,977,625	0.2
2,100,000	(1)	Dynacast International LLC, 2017 First Lien Term Loan, 4.400%, 01/28/22	2,109,198	0.1
4,547,305		Dynacast International LLC, First Lien Term Loan, 4.650%, 01/28/22	4,518,771	0.2
1,640,557		Federal-Mogul Corporation, Term Loan C, 4.900%, 04/15/21	1,637,481	0.1
10,812,281		Gates Global LLC, First Lien Secured Term Loan, 4.400%, 07/05/21	10,846,070	0.6
3,623,400		KAR Auction Services, Inc., Term Loan B-3, 4.650%, 03/09/23	3,671,522	0.2
1,437,248		Key Safety Systems, Inc., First Lien Term Loan, 5.650%, 08/29/21	1,455,214	0.1
3,650,000	(1)	Lumileds, Term Loan B, 5.650%, 04/15/24	3,695,625	0.2
4,942,331		Metaldyne Performance Group, Term Loan B, 3.900%, 10/20/21	4,957,775	0.3
3,776,622		NN, Inc., Upsized Term Loan B, 5.400%, 10/19/22	3,783,114	0.2
5,651,885		Midas Intermediate Holdco II, LLC, 3.900%, 08/18/21	5,683,677	0.3
8,365,517		TI Group Automotive Systems, L.L.C., Term Loan B, 3.900%, 06/30/22	8,423,029	0.4
			61,824,874	3.3

LOANS*: (continued)
	Building & Development: 2.6%
9,625,000	American Builders & Contractors Supply Co., Inc., Term Loan B, 3.900%, 10/31/23	$9,679,141	0.5
6,872,780	Doosan Infracore Bobcat Holdings Co., Ltd., Term Loan B, 4.650%, 05/28/21	6,958,689	0.4
7,564,494	Forterra Finance, LLC, First Lien Term Loan, 4.650%, 10/31/23	7,635,411	0.4
1,920,188	Henry Company LLC, Term Loan B, 5.650%, 10/05/23	1,947,790	0.1
2,048,022	Minimax Viking GmbH, Facility B1B Loan, 3.900%, 08/16/23	2,071,063	0.1
2,266,854	NCI Building Systems, Inc., Term Loan, 4.400%, 06/24/19	2,271,671	0.1
2,039,872	Ply Gem Industries, Inc., Term Loan, 4.150%, 02/01/21	2,052,303	0.1
7,730,625	Quikrete Holdings, Upsized Term Loan B, 4.400%, 11/15/23	7,820,818	0.4
669,977	Ventia Service (fka Leighton), Upsized Term Loan B, 5.150%, 05/21/22	675,002	0.1
3,865,313	Wilsonart LLC, Term Loan B, 4.650%, 12/19/23	3,897,321	0.2
4,024,651	Zekelman Industries, Inc. (fka JMC Steel), Term Loan B, 4.900%, 06/14/21	4,085,020	0.2
		49,094,229	2.6

	Business Equipment & Services: 6.3%
6,656,902	Acosta, Inc., New Term Loan B, 4.400%, 09/26/21	6,260,816	0.3
12,397,641	Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.400%, 07/23/21	12,287,612	0.6
2,000,000	Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.650%, 07/25/22	1,950,000	0.1
10,513,757	AlixPartners LLP, Term Loan B, 4.150%, 07/28/22	10,596,364	0.6
4,563,639	Allflex Holdings III, Inc., First Lien Term Loan, 4.400%, 07/17/20	4,597,866	0.2
2,300,000	Array Canada Inc., Senior Secured Term Loan, 6.150%, 02/06/23	2,278,438	0.1
2,161,500	Boyd Corporation, First Lien Term Loan, 5.400%, 04/15/22	2,156,096	0.1

See Accompanying Notes to Financial Statements

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Business Equipment & Services: (continued)
2,238,750		Thomson Reuters Intellectual Property & Science, First Lien Term Loan, 4.900%, 10/03/23	$2,248,824	0.1
7,789,374		Coinmach Service Corp., Feb 2014 Upsized Term Loan, 4.400%, 11/14/19	7,802,359	0.4
2,000,000	(1)	Cyxtera Technologies, Inc., First Lien Term Loan, 4.150%, 05/15/24	2,015,490	0.1
2,960,125		Document Technologies, Inc., Term Loan B, 6.400%, 10/01/23	2,919,423	0.2
2,455,000		EVO Payments, First Lien, 6.150%, 12/22/23	2,483,770	0.1
4,011,700		First Data Corporation, New 2022 First Lien, 4.150%, 07/10/22	4,048,752	0.2
3,575,348		First Data Corporation, Term Loan 2021 USD, 4.150%, 03/24/21	3,606,632	0.2
4,999,306		First Data Corporation, Term Loan A, 3.150%, 06/02/20	5,022,072	0.3
4,132,030		ION Trading Technologies Limited, Term Loan B USD 2016 refi, 4.150%, 08/11/23	4,130,740	0.2
2,839,405		iQor, First Lien Term Loan, 6.150%, 04/01/21	2,766,054	0.1
1,000,000		iQor, Second Lien Term Loan, 9.900%, 04/01/22	890,000	0.1
8,614,735		KinderCare Education, LLC (fka Knowledge Universe Education, LLC), Incremental First Lien Term Loan, 5.400%, 08/13/22	8,688,322	0.5
2,877,229		Legal Shield, First Lien Term Loan, 6.500%, 07/01/19	2,907,201	0.2
1,000,000		Legal Shield, Second Lien Term Loan, 10.250%, 07/01/20	1,007,500	0.1
625,000	(1)	Neustar, Inc., 2nd Lien Term Loan, 9.150%, 04/01/25	632,422	0.0
3,400,000	(1)	Neustar, Inc., Term Loan B-2, 4.900%, 04/01/24	3,448,875	0.2
1,000,000		Nielsen Company, TLB-3 USD, 3.650%, 10/04/23	1,008,611	0.1
2,588,625		Onsite Rental Group Operations Pty Ltd., Senior Secured Term Loan, 5.650%, 07/30/21	1,902,639	0.1
3,647,975		Solera Management, USD Term Loan B, 4.400%, 03/03/23	3,671,031	0.2
3,652,188		SourceHOV, First Lien Term Loan, 7.900%, 10/31/19	3,563,925	0.2

LOANS*: (continued)
		Business Equipment & Services: (continued)
1,155,000		SourceHOV, Second Lien Term Loan, 11.650%, 04/30/20	$1,111,688	0.1
4,624,812		SurveyMonkey.com, LLC, Term Loan B, 6.250%, 02/07/19	4,627,587	0.2
110,096		Wash Multi-Family Services, CAD First Lien Term Loan, 4.400%, 05/26/22	110,165	0.0
628,653		Wash Multi-Family Services, USD First Lien Term Loan, 4.400%, 05/26/22	629,046	0.0
7,371,893		West Corp, Term Loan B-12, 3.650%, 06/17/23	7,398,616	0.4
			118,768,936	6.3

		Cable & Satellite Television: 4.0%
5,957,393		Charter Communications Operating, LLC, TLI, 3.400%, 01/15/24	5,994,216	0.3
7,297,500		CSC Holdings, Inc. (Cablevision), Term Loan B, 4.150%, 10/11/24	7,294,457	0.4
5,841,526		Liberty Cablevision of Puerto Rico LLC., First Lien Term Facility, 4.650%, 01/07/22	5,837,875	0.3
250,000		Liberty Cablevision of Puerto Rico LLC., Second Lien Facility, 7.900%, 07/07/23	247,083	0.0
2,314,025		New Wave Communications, Including Add on Term Loan B, 4.900%, 04/30/20	2,331,380	0.1
4,395,000		RCN Grande Cable, Term Loan B, 4.150%, 12/16/23	4,422,860	0.2
6,413,925		SFR Group SA (Numericable), Term Loan B10 USD, 4.400%, 01/14/25	6,429,960	0.4
1,700,000	(1)	SFR Group SA (Numericable), USD TL B11, 3.900%, 07/30/25	1,696,175	0.1
700,000	(1)	Suddenlink Communications (aka Cequel Communications, LLC), New Term Loan B, 3.400%, 01/25/25	700,438	0.0
1,995,000		Suddenlink Communications (aka Cequel Communications, LLC), New Term Loan B, 4.150%, 01/15/25	2,002,481	0.1
5,715,000		Telenet Group Holding NV, Term Loan AF, 4.150%, 01/31/25	5,748,484	0.3
2,552,191		Telesat Canada, Term Loan B, 4.150%, 11/17/23	2,576,437	0.1

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Cable & Satellite Television: (continued)
4,280,000		UPC Financing Partnership, Term Loan AP, 3.900%, 05/30/25	$4,298,725	0.2
5,175,000		Virgin Media Investment Holdings Limited, Term Loan I, 3.900%, 01/31/25	5,194,406	0.3
984,907		WaveDivision Holdings LLC, New Term Loan B, 3.900%, 10/15/19	990,816	0.1
11,972,500		Wideopenwest Finance, LLC, 2016 Term Loan, 4.650%, 08/18/23	12,056,307	0.6
8,430,000		Ziggo N.V., USD TLE, 3.650%, 04/15/25	8,439,029	0.5
			76,261,129	4.0

		Chemicals & Plastics: 4.6%
1,491,411		A. Schulman, Inc., US Term Loan B, 4.400%, 06/01/22	1,495,140	0.1
1,884,699	(1)	Allnex S.a.r.l. (Monarch), Term B-2 Facility, 4.400%, 09/13/23	1,897,657	0.1
1,419,914	(1)	Allnex S.a.r.l. (Monarch), Term B-3 Facility, 4.400%, 09/13/23	1,429,676	0.1
1,195,000		Atotech, TL B-1 USD, 4.150%, 01/31/24	1,202,469	0.1
375,758	(1)	Avantor Performance Materials, Delayed Draw 1L TL, 5.150%, 03/11/24	378,928	0.0
24,211	(1)	Avantor Performance Materials, Delayed Draw 2L TL, 9.400%, 03/11/25	24,392	0.0
8,924,242	(1)	Avantor Performance Materials, First Lien Term Loan, 5.150%, 03/10/24	8,999,545	0.5
550,789	(1)	Avantor Performance Materials, Second Lien Term Loan, 9.400%, 03/10/25	554,921	0.0
2,992,500		Axalta Coating Systems (fka DuPont Performance Coatings), 2014 Specified Refinancing Term B Loan, 3.650%, 02/01/23	3,022,192	0.2
8,012,625		Emerald Performance Materials LLC, First Lien Term Loan, 4.650%, 08/01/21	8,076,726	0.4
750,000		Emerald Performance Materials LLC, Second Lien Term Loan, 8.900%, 08/01/22	751,250	0.1
589,138		Flint Group Holdings S.A.R.L., Second Lien, 8.400%, 09/05/22	581,774	0.0
4,033,761		Flint Group Holdings S.A.R.L., USD Term Loan B2, 4.150%, 09/07/21	4,048,888	0.2

LOANS*: (continued)
		Chemicals & Plastics: (continued)
666,828		Flint Group Holdings S.A.R.L., USD Term Loan C, 4.650%, 09/07/21	$668,495	0.0
5,519,762		Huntsman International LLC, 2016 Term Loan B, 4.150%, 04/01/23	5,581,859	0.3
8,879,629		Ineos US Finance LLC, TLB USD ‘22, 3.900%, 03/31/22	8,933,742	0.5
5,199,531		Kraton Polymers LLC, Term Loan Facility, 5.150%, 01/06/22	5,257,432	0.3
3,722,411	(1)	MacDermid, Inc. (a.k.a Platform Specialty Products Corp), USD Term Loan B4, 5.150%, 06/07/23	3,758,474	0.2
1,057,737		Orion Engineered Carbons, Term Loan B USD, 4.150%, 07/25/21	1,068,095	0.0
1,422,171		PQ Corporation, Dollar Term Loan, 5.400%, 11/04/22	1,438,933	0.1
4,826,866		Royal Adhesives & Sealants, First Lien Term Loan, 4.400%, 06/19/22	4,872,117	0.2
137,931		Royal Adhesives & Sealants, Second Lien Term Loan, 8.650%, 06/19/23	138,448	0.0
7,175,116		Solenis International, L.P., USD First Lien Term Loan, 4.400%, 07/31/21	7,208,186	0.4
8,599,626		Styrolution Group GmbH, New USD facility, 4.900%, 09/30/21	8,630,111	0.4
4,966,468		Tronox Pigments (Netherlands) BV, Term Loan, 4.650%, 03/19/20	5,003,240	0.3
2,984,943		Univar Inc., Dollar Term B2 Loan, 3.900%, 07/01/22	2,992,405	0.1
			88,015,095	4.6

		Clothing/Textiles: 0.4%
6,712,778		Herff Jones, Inc., First Lien Term Loan, 5.150%, 12/10/21	6,815,571	0.4
212,078		Vince, LLC, Term Loan, 6.150%, 11/27/19	201,474	0.0
			7,017,045	0.4

		Conglomerates: 0.2%
1,518,146		Jason Incorporated, First Lien Term Loan, 5.650%, 06/30/21	1,348,303	0.1
400,000		Jason Incorporated, Second Lien Term Loan, 9.150%, 06/30/22	272,000	0.0
1,842,738		Waterpik, First Lien, 5.900%, 07/08/20	1,853,103	0.1
			3,473,406	0.2

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Containers & Glass Products: 3.2%
8,208,843		Berlin Packaging, LLC, First Lien Term Loan, 4.650%, 10/01/21	$8,266,559	0.4
450,000		Berlin Packaging, LLC, Second Lien Term Facility, 7.900%, 09/30/22	455,063	0.0
6,381,645		Berry Plastics Corporation, Term I Loan, 3.650%, 10/01/22	6,437,982	0.3
1,000,000		Berry Plastics Corporation, Term L Loan, 3.400%, 01/06/21	1,005,313	0.1
4,805,673		Husky Injection Molding Systems, Ltd, Incremental Term Loan, 4.400%, 06/30/21	4,838,414	0.3
3,062,325	(1)	Milacron LLC, Term Loan, 4.150%, 09/28/23	3,081,465	0.2
3,964,000		Novolex (aka Flex Acquisition Company, Inc), First Lien Term Loan, 4.400%, 12/29/23	3,997,448	0.2
4,150,000		Proampac Intermediate Inc (f.k.a Prolampac Inc), First Lien Term Loan, 5.150%, 11/18/23	4,193,575	0.2
660,000		Proampac Intermediate Inc (f.k.a Prolampac Inc), Second Lien Term Loan, 9.650%, 11/18/24	669,075	0.0
12,557,497		Reynolds Group Holdings Inc, USD Term Loan, 4.150%, 02/04/23	12,624,215	0.7
8,515,019		SIG Combibloc Group AG, USD Term Loan, 4.150%, 03/10/22	8,574,147	0.4
3,979,747		Tekni-Plex, Inc., Upsized First Lien Term Loan, 4.650%, 06/01/22	3,987,706	0.2
296,745	(2)	TricorBraun, Delayed Draw Term Loan, 3.750%, 11/30/23	300,454	0.0
2,967,445		TricorBraun, First Lien Term Loan, 4.900%, 11/30/23	3,004,538	0.2
			61,435,954	3.2

		Cosmetics/Toiletries: 0.6%
10,663,919		Revlon Consumer Products Corporation, Term Loan B 2016, 4.650%, 09/07/23	10,686,132	0.6

		Diversified Insurance: 4.2%
8,630,000	(2)	Acrisure, LLC, Term Loan, 5.900%, 11/15/23	8,772,939	0.5
9,857,280		Alliant Holdings, I, LLC, Term Loan B, 4.400%, 08/12/22	9,938,395	0.5
5,785,500		AmWINS Group, Inc., 1st Lien Term Loan, 3.900%, 01/25/24	5,807,797	0.3

LOANS*: (continued)
		Diversified Insurance: (continued)
10,492,758		Applied Systems Inc., First Lien Term Loan, 4.400%, 01/25/21	$10,556,155	0.5
1,630,224		Applied Systems Inc., Second Lien Term Loan, 7.650%, 01/24/22	1,643,808	0.1
5,616,083		AssuredPartners, Inc., First Lien Term Loan, 5.400%, 10/21/22	5,667,857	0.3
9,568,746		Hub International Limited, Term Loan B, 4.150%, 10/02/20	9,620,331	0.5
6,783,000		National Financial Partners Corp., Term Loan, 4.650%, 01/08/24	6,860,157	0.4
5,946,447		Sedgwick Holdings, Inc., First Lien Term Loan, 3.900%, 03/01/21	5,969,984	0.3
1,000,000		Sedgwick Holdings, Inc., Incremental Second Lien Term Loan, 6.900%, 02/28/22	1,003,333	0.1
1,500,000		Sedgwick Holdings, Inc., Second Lien Term Loan, 6.900%, 02/28/22	1,507,500	0.1
7,790,505		USI, Inc., Term Loan, 4.400%, 12/27/19	7,811,601	0.4
4,629,244		Vertafore, Inc., Term Loan B, 4.400%, 06/30/23	4,660,658	0.2
			79,820,515	4.2

		Drugs: 0.4%
3,883,862		Alvogen Pharma U.S., Term Loan B, 6.150%, 03/31/22	3,881,435	0.2
1,265,000		Horizon Pharma, Inc., Incremental Term Loan, 5.650%, 05/07/21	1,269,744	0.1
175,000	(1)	Horizon Pharma, Inc., Term B, 4.900%, 03/23/24	175,547	0.0
1,510,806		Prestige Brands, B-4, 3.900%, 01/26/24	1,526,228	0.1
			6,852,954	0.4

		Ecological Services & Equipment: 0.8%
5,404,248		4L Holdings Inc., Term Loan B, 5.650%, 05/08/20	5,228,610	0.3
9,295,508		Advanced Disposal Services, Inc. (fka ADS Waste Holdings, Inc.), Term Loan B, 3.900%, 11/10/23	9,374,519	0.5
			14,603,129	0.8

		Electronics/Electrical: 12.6%
3,100,000	(1)	Aptean Holdings, Inc., First Lien Term Loan, 6.150%, 12/20/22	3,141,658	0.2
6,103,000	(1)	Avast Software B.V., Term Loan USD, 5.150%, 09/30/22	6,154,015	0.3

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Electronics/Electrical: (continued)
11,649,426		BMC Software, Inc., U.S. Term Loan, 5.150%, 09/10/20	$11,676,465	0.6
3,064,753		Cavium, Inc., Term Loan B, 4.150%, 08/16/22	3,072,415	0.2
6,694,571		Compuware Corporation, Term Loan B-3, 5.400%, 12/15/21	6,716,328	0.4
21,356,475		Dell International LLC, Term Loan B, 3.650%, 09/07/23	21,485,105	1.1
6,262,096		Dell Software Group, Term Loan B, 7.150%, 10/31/22	6,357,988	0.3
3,379,142		ECI, Term Loan B, 5.900%, 05/28/21	3,406,598	0.2
1,641,899		Epicor Software Corporation, 08/16 Incremental Term Loan B, 5.150%, 06/01/22	1,648,056	0.1
7,828,516		Epicor Software Corporation, Term Loan B, 4.900%, 06/01/22	7,856,895	0.4
2,222,282		Eze Castle Software, Inc., 1st Lien Term Loan, 4.150%, 04/04/20	2,230,615	0.1
1,428,261		Eze Castle Software, Inc., Second Lien Term Loan, 7.650%, 04/05/21	1,413,978	0.1
5,848,348	(2)	Go Daddy Operating Company LLC, Delayed Draw Term Loan, 0.000%, 02/15/24	5,861,507	0.3
4,401,652		Go Daddy Operating Company, LLC, Term Loan, 3.650%, 02/15/24	4,411,555	0.2
4,870,000		Greeneden U.S. Holdings II, L.L.C., USD Term Loan, 5.150%, 12/01/23	4,909,569	0.3
7,553,394		Hyland Software, Inc., 1st Lien Term Loan, 4.400%, 07/01/22	7,630,816	0.4
1,230,000	(1)	Infor (US), Inc., USD Term Loan B, 3.900%, 02/01/22	1,230,989	0.1
7,687,851		Informatica Corporation, Term Loan B, 4.650%, 08/05/22	7,660,397	0.4
7,880,250		JDA Software (f.k.a RedPrairie Corporation), Term Loan B, 4.650%, 10/12/23	7,936,397	0.4
10,064,775		Kronos Incorporated, First Lien Term Loan, 5.150%, 11/01/23	10,133,970	0.5
2,962,500		Linxens, TL B-3 USD, 4.650%, 10/14/22	2,976,388	0.2
4,335,050		M/A-COM Technology Solutions Holdings, Inc., Term Loan B, 4.900%, 05/08/21	4,408,204	0.2

LOANS*: (continued)
		Electronics/Electrical: (continued)
1,463,938		Micron Technology, Inc., Term Loan B, 4.900%, 04/26/22	$1,481,093	0.1
3,301,945		Microsemi Corporation, Term Loan B, 3.400%, 01/15/23	3,323,269	0.2
2,050,000	(1)	Navico Inc., First Lien Term Loan, 6.900%, 03/15/23	2,014,125	0.1
793,684		Oberthur Technologies, Term Loan B1 USD, 4.900%, 12/14/23	796,661	0.0
1,286,316	(2)	Oberthur Technologies, Term Loan B2, 3.750% 12/15/23	1,291,139	0.1
550,000		Omnitracs Inc., Upsized Second Lien Term Loan, 8.900%, 05/25/21	553,896	0.0
3,992,231		ON Semiconductor Corporation, Term Loan B, 4.400%, 03/31/23	4,018,607	0.2
1,960,000		Optiv Security, Inc. (f.k.a. Accuvant Inc.), 1st Lien Term Loan, 4.400%, 01/13/24	1,973,067	0.1
8,478,750		Rackspace Hosting, Term Loan B, 4.650%, 11/03/23	8,553,821	0.5
8,018,628		Riverbed Technology, Inc., First Lien Term Loan, 4.400%, 04/24/22	8,023,639	0.4
3,970,788		Rovi Solutions Corporation, Term Loan B, 3.650%, 07/02/21	3,989,816	0.2
1,845,375	(1)	Sabre Inc., Term B Facility, 3.900%, 02/16/24	1,860,830	0.1
6,402,084		Skillsoft Corp., First Lien Term Loan, 5.900%, 04/28/21	5,901,921	0.3
10,485,957		SolarWinds Holdings, Inc., Term Loan, 4.650%, 02/05/23	10,510,211	0.6
6,353,117		SS&C Technologies Inc., TLB-1, 3.400%, 07/08/22	6,399,063	0.3
543,093		SS&C Technologies Inc., TLB-2, 3.400%, 07/08/22	547,020	0.0
7,392,150		Synchronoss Technologies, Inc., 1st Lien Term Loan, 3.900%, 01/23/24	7,379,214	0.4
3,491,250		Tessera Technologies, Term Loan B, 4.400%, 12/01/23	3,534,164	0.2
6,251,952		TTM Technologies, Term Loan B, 5.400%, 05/31/21	6,361,362	0.3
6,318,731		Veritas Technologies Corporation, USD Term Loan B-1, 6.775%, 01/27/23	6,290,430	0.3

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Electronics/Electrical: (continued)
12,513,120		Western Digital, USD Term Loan B-2, 3.900%, 04/29/23	$12,616,741	0.7
9,629,505		Zebra Technologies, Term Loan B, 3.650%, 10/27/21	9,722,796	0.5
			239,462,793	12.6

		Equity REITs and REOCs: 0.2%
3,572,072		ESH Hospitality, Inc., TLB, 3.650%, 08/30/23	3,593,123	0.2

		Financial Intermediaries: 1.3%
4,664,564		Duff & Phelps, Add-on Term Loan, 4.900%, 04/23/20	4,702,463	0.2
6,912,500		First Eagle Investment Management, Inc., Term Loan B, 5.150%, 12/01/22	6,957,867	0.4
7,650,000	(1)	LPL Holdings, Inc., Term Loan B, 3.900%, 03/15/24	7,696,221	0.4
5,938,999		Trans Union LLC, Term Loan B, 3.650%, 04/09/23	5,992,450	0.3
			25,349,001	1.3

		Food Products: 2.2%
7,320,386		Advance Pierre Foods, First Lien Term Loan, 4.150%, 06/02/23	7,412,653	0.4
1,109,325		Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	1,116,258	0.1
3,590,837		Atrium Innovations, Inc., USD First Lien Term Loan, 4.650%, 02/15/21	3,616,648	0.2
7,650,431		CSM Bakery Supplies, First Lien Term Loan, 5.150%, 07/03/20	7,224,875	0.4
3,652,146		Del Monte Foods Consumer Products, Inc., First Lien, 4.400%, 02/18/21	3,037,369	0.2
450,000		Del Monte Foods Consumer Products, Inc., Second Lien, 8.400%, 08/18/21	302,062	0.0
2,490,000	(1)	Dole Food Company, Inc., Term Loan B, 4.150%, 04/04/24	2,508,675	0.1
6,335,085		Hostess, Term Loan, 4.150%, 08/03/22	6,405,563	0.3
9,000,000		JBS USA, Inc. (FKA Swift), Term Loan B, 3.650%, 10/30/22	9,032,814	0.5
795,873		NPC International, Term Loan, 4.900%, 12/28/18	802,340	0.0
			41,459,257	2.2

LOANS*: (continued)
		Food Service: 1.5%
5,677,966		CEC Entertainment, Inc., First Lien Term Loan, 4.150%, 02/14/21	$5,649,576	0.3
2,150,000		Landry’s Restaurants, Term Loan, 4.400%, 10/04/23	2,171,309	0.1
1,988,462		Manitowoc Foodservice, Inc., Term Loan B, 4.150%, 03/03/23	2,010,832	0.1
1,712,263		P.F. Chang’s China Bistro, Inc., Term Loan, 4.400%, 06/30/19	1,690,860	0.1
9,711,632		Restaurant Brands International (F.K.A. Burger King Corporation), TL B, 3.400%, 02/16/24	9,745,020	0.5
6,659,712		US Foods, Inc., Term Loan B, 3.900%, 06/27/23	6,726,902	0.4
			27,994,499	1.5

		Food/Drug Retailers: 1.5%
10,207,478		Albertsons LLC, TL-B4, 4.150%, 08/15/21	10,269,152	0.5
2,394,000	(1)	NBTY, Inc., USD Term Loan B, 4.650%, 05/05/23	2,408,215	0.1
2,437,500		Portillo Restaurant Group (The), First Lien Term Loan, 5.650%, 08/04/21	2,457,305	0.1
4,515,000		Save-A-Lot, Term Loan B, 7.150%, 12/05/23	4,511,474	0.3
6,100,000		Smart & Final Stores, Extended Term Loan B, 4.650%, 11/15/22	6,025,659	0.3
3,420,970		Supervalu, Term Loan, 5.650%, 03/21/19	3,452,566	0.2
			29,124,371	1.5

		Forest Products: 0.1%
2,763,619		Blount International, Inc., Term Loan B USD, 7.400%, 04/12/23	2,791,255	0.1

		Health Care: 10.8%
8,305,161		Acadia, New Term Loan B, 4.150%, 02/16/23	8,382,333	0.5
1,226,240		Aegis Sciences, First Lien Term Loan, 5.650%, 02/24/21	1,216,022	0.1
9,326,002		Air Medical Group Holdings, Inc., Term Loan B, 4.400%, 04/28/22	9,333,771	0.5
1,541,079		Aspen Dental Management, Inc., Term Loan B, 4.900%, 04/30/22	1,560,342	0.1
1,091,750		ATI Physical Therapy, First Lien Term Loan, 4.650%, 05/10/23	1,104,942	0.1
3,980,000		BioClinica, First Lien Term Loan, 5.400%, 10/20/23	4,024,775	0.2

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Health Care: (continued)
2,605,279		CareCore National, LLC, Term Loan B, 5.650%, 03/05/21	$2,618,305	0.1
3,310,099		Catalent Pharma Solutions, Inc. , USD Term Loan, 3.900%, 05/20/21	3,350,095	0.2
11,500,000	(1)	Change Healthcare, Inc., Term B, 3.900%, 02/28/24	11,533,545	0.6
8,240,394		CHG Medical Staffing, Inc., First Lien Term Loan, 4.900%, 06/07/23	8,331,813	0.4
8,388,621		CHS/Community Health Systems, Inc., Term Loan H, 4.150%, 01/27/21	8,279,392	0.4
1,258,254		Concentra Inc, Term Loan B, 4.150%, 06/01/22	1,266,904	0.1
2,243,722		Correct Care Solutions, First Lien Term Loan, 5.150%, 07/22/21	1,862,289	0.1
5,146,975		Connolly / iHealth Technologies, New First Lien Term Loan B, 3.900%, 09/28/23	5,179,144	0.3
6,683,685		DJO Finance LLC, First Lien Term Loan, 4.400%, 06/08/20	6,492,920	0.3
5,785,500		Envision Healthcare Corporation, Tranche C, 4.150%, 12/01/23	5,850,587	0.3
4,303,402		ExamWorks Group, Inc., Term B, 4.400%, 07/27/23	4,335,678	0.2
1,980,316		Greenway Health LLC, Term B, 5.900%, 02/17/24	1,996,406	0.1
15,290,000		Grifols S.A, TL B, 3.400%, 01/31/25	15,346,007	0.8
2,840,887		Healogics, Inc., First Lien Term Loan, 5.400%, 07/01/21	2,655,638	0.1
1,250,000		Healogics, Inc., Second Lien Term Loan, 9.150%, 07/01/22	872,916	0.1
7,430,315		Iasis Healthcare LLC, Term Loan B-2, 4.500%, 05/03/18	7,430,976	0.4
2,603,475		inVentiv Health Inc., Term loan B, 4.900%, 11/09/23	2,616,261	0.1
7,995,000		Kinetic Concepts, Inc., USD Term B, 4.400%, 02/03/24	7,999,165	0.4
5,275,026		Multiplan, Inc, First Lien Term Loan, 5.150%, 06/07/23	5,348,106	0.3
767,650		NAPA, First Lien Term Loan, 6.150%, 04/19/23	772,808	0.0
2,856,858		Precyse, First Lien Term Loan, 6.650%, 10/20/22	2,883,641	0.2
4,853,921		NVA Holdings, Inc., TLB-2, 4.650%, 08/14/21	4,906,503	0.3

LOANS*: (continued)
	Health Care: (continued)
4,500,000	Patterson Medical Holdings, Inc., Upsized First Lien Term Loan, 5.900%, 08/28/22	$4,533,750	0.2
7,343,216	Pharmaceutical Product Development, Inc., Term B, 4.400%, 08/18/22	7,376,261	0.4
2,274,300	Press Ganey, First Lien Term Loan, 4.400%, 10/01/23	2,283,540	0.1
225,000	Press Ganey, Second Lien Term Loan, 8.400%, 10/01/24	230,344	0.0
4,479,994	Prospect Medical Holdings, Inc., Term Loan B, 7.150%, 06/30/22	4,544,394	0.2
3,302,219	Schumacher Group, First Lien Term Loan, 5.150%, 07/31/22	3,321,480	0.2
5,225,000	Select Medical Corporation, Term B, 4.650%, 03/06/24	5,280,516	0.3
5,899,968	Sivantos (Siemens Audiology), TL B USD, 4.150%, 01/17/22	5,964,502	0.3
6,911,022	Sterigenics International LLC, Term Loan B, 4.400%, 05/15/22	6,936,938	0.4
8,006,160	Surgery Center Holdings, Inc., First Lien Term Loan, 4.900%, 11/03/20	8,088,727	0.4
4,800,000	Team Health, Inc., Term B, 3.900%, 01/25/24	4,787,400	0.3
7,656,847	U.S. Renal Care, Inc., First Lien Term Loan, 5.400%, 12/30/22	7,197,436	0.4
2,245,064	Valeant Pharmaceuticals International, Inc., First Lien Term Loan, 5.900%, 04/01/22	2,253,795	0.1
4,058,856	Vizient, Inc., Term Loan B-2, 5.150%, 02/13/23	4,102,825	0.2
		204,453,192	10.8

	Home Furnishings: 1.1%
7,044,875	ADT fka Protection One, Inc., Upsized Term Loan B, 4.400%, 05/02/22	7,117,839	0.4
3,674,147	Hillman Group (The), Inc., Term Loan B, 4.650%, 06/30/21	3,707,060	0.2
10,000,000	Serta Simmons Bedding, LLC, First Lien Term Loan, 4.650%, 11/08/23	10,058,930	0.5
		20,883,829	1.1

	Industrial Equipment: 2.8%
2,275,273	Accudyne Industries LLC, Term Loan, 4.150%, 12/13/19	2,151,271	0.1

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Industrial Equipment: (continued)
5,611,049	Apex Tool Group, Term Loan B, 4.500%, 01/31/20	$5,575,980	0.3
1,775,442	CeramTec GmbH, Dollar Term B-1 Loan, 4.400%, 08/30/20	1,787,094	0.1
207,172	CeramTec GmbH, Dollar Term B-2 Loan, 4.400%, 08/30/20	208,532	0.0
541,950	CeramTec GmbH, Dollar Term B-3 Loan, 4.400%, 08/30/20	545,507	0.0
3,984,831	Columbus McKinnon Corporation, 1st Lien Term Loan, 4.150%, 01/31/24	4,024,680	0.2
3,967,128	Doncasters Group Limited, First Lien Term Loan USD, 4.650%, 04/09/20	3,942,333	0.2
2,865,913	WTG Holdings III Corp., First Lien Term Loan, 4.900%, 01/15/21	2,887,407	0.2
5,379,306	Filtration Group Corporation, First Lien Term Loan, 4.400%, 11/30/20	5,433,099	0.3
6,543,608	Gardner Denver, Inc., Term Loan B USD, 4.400%, 07/30/20	6,538,497	0.3
1,343,250	Global Brass and Copper, Inc., Term Loan B, 5.400%, 07/18/23	1,362,559	0.1
2,466,042	Kenan Advantage Group, Inc., Term Loan B, 4.150%, 07/31/22	2,470,358	0.1
749,881	Kenan Advantage Group, Inc., Term Loan Canada Borrower, 4.150%, 07/31/22	751,193	0.0
829,376	MKS Instruments, Term Loan B, 3.900%, 05/01/23	840,132	0.0
7,725,622	Rexnord Corporation / RBS Global, Inc., First Lien Term Loan, 3.900%, 08/21/23	7,763,718	0.4
1,060,000	Terex Corporation, Term Loan, 3.650%, 01/31/24	1,065,520	0.1
6,637,265	Vertiv, Term Loan B, 6.150%, 11/30/23	6,709,864	0.4
		54,057,744	2.8

	Leisure Goods/Activities/Movies: 2.9%
8,298,250	24 Hour Fitness Worldwide, Inc, Term Loan B, 4.900%, 05/28/21	8,303,229	0.4
7,110,779	Delta2 Sarl Luxembourg (Formula One World Championship), Facility B3, 4.400%, 02/01/24	7,116,496	0.4
700,000	Delta2 Sarl Luxembourg (Formula One World Championship), Second Lien Facility, 7.900%, 08/08/22	703,587	0.0

LOANS*: (continued)
		Leisure Goods/Activities/Movies: (continued)
6,400,000	(1)	Equinox Holdings, Inc., First Lien TL-B, 4.400%, 03/10/24	$6,456,000	0.4
530,000		Equinox Holdings, Inc., Second Lien TL-B, 8.150%, 09/06/24	539,165	0.0
8,958,481		Fitness International, LLC., Term Loan B, 6.150%, 07/01/20	9,042,467	0.5
6,263,888		Life Time Fitness, Upsized Term Loan B, 4.150%, 06/10/22	6,292,971	0.3
2,082,857		NEP/NCP Holdco, Inc, Second Lien, 10.000%, 07/22/20	2,115,835	0.1
5,093,858		NEP/NCP Holdco, Inc, Term Loan B with Add on, 4.500%, 01/22/20	5,117,203	0.3
3,928,414		SRAM, LLC, First Lien Term Loan, 7.500%, 03/13/24	3,948,056	0.2
2,912,869		UFC Holdings (fka Zuffa), First Lien Term Loan, 4.400%, 08/18/23	2,933,416	0.2
1,782,000		Winnebago, Term Loan B, 5.650%, 11/08/23	1,808,730	0.1
			54,377,155	2.9

		Lodging & Casinos: 4.0%
13,191,938		Amaya Gaming Group Inc., USD Term Loan, 4.650%, 08/01/21	13,239,046	0.7
1,739,838		American Casino and Entertainment Properties LLC, Term Loan, 4.400%, 07/07/22	1,751,799	0.1
11,009,907		Aristocrat Leisure Limited, Term Loan B, 3.400%, 10/20/21	11,091,622	0.6
9,814,572		CityCenter Holdings, LLC, Term Loan, 3.900%, 10/16/20	9,939,707	0.5
714,125		Eldorado Resorts, Inc., Term Loan B, 4.400%, 07/23/22	715,232	0.0
3,785,000	(1)	Eldorado Resorts, Inc., TLB, 3.400%, 03/15/24	3,799,194	0.2
1,526,112		Global Cash Access, Inc., Term Loan B, 6.400%, 12/18/20	1,540,420	0.1
1,219,891		Golden Nugget, Inc., Delayed Draw Term Loan, 4.650%, 11/21/19	1,238,952	0.1
2,806,435		Golden Nugget, Inc., Term Loan, 4.650%, 11/21/19	2,850,285	0.2
345,625		Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	346,921	0.0
3,977,405		La Quinta, First Lien Term Loan, 3.900%, 04/14/21	4,008,429	0.2

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Lodging & Casinos: (continued)
9,658,550	Scientific Games International, Inc., Term Loan B-3, 5.150%, 10/01/21	$9,790,351	0.5
11,159,498	Station Casinos LLC, Term Loan, 3.650%, 06/08/23	11,213,901	0.6
3,891,837	Twin River Management Group, Inc., Term Loan B, 4.650%, 07/10/20	3,940,485	0.2
		75,466,344	4.0

	Nonferrous Metals/Minerals: 0.2%
3,493,366	Fairmount Minerals, Ltd., Tranche B-2 Term Loan, 4.650%, 09/05/19	3,433,688	0.2

	Oil & Gas: 1.2%
3,248,824	Energy Transfer Equity, L.P., New Term Loan, 3.900%, 02/02/24	3,245,344	0.2
4,761,034	FTS International, Inc. (fka FracTech), Term Loan, 5.900%, 04/16/21	4,174,832	0.2
3,362,063	Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.650%, 06/18/20	2,412,280	0.1
2,800,000	Limetree Bay Terminals, Term Loan, 6.150%, 01/30/24	2,842,000	0.1
5,197,311	MEG Energy Corp., Term Loan, 4.650%, 12/31/23	5,207,056	0.3
1,965,678	Seventy Seven Energy Inc., Term Loan, 4.150%, 06/25/20	1,957,079	0.1
2,666,538	Southcross Energy Partners, L.P., Term Loan, 5.400%, 08/04/21	2,370,997	0.1
206,782	Southcross Holdings L.P., Exit Term Loan, 1.150%, 04/13/23	186,103	0.0
1,125,000	Summit Midstream Partners, Term Loan, 7.150%, 05/15/22	1,147,500	0.1
		23,543,191	1.2

	Property & Casualty Insurance: 0.2%
2,892,750	BroadStreet Partners, Inc., Term Loan B, 5.400%, 11/08/23	2,937,498	0.2

	Publishing: 0.9%
1,627,650	Cengage Learning Acquisition, Inc., Term Loan-B, 5.400%, 06/07/23	1,558,766	0.1
9,143,437	McGraw Hill Global Education, Term Loan B, 5.150%, 05/04/22	9,061,530	0.5
2,682,136	Merrill Communications, LLC, New First Lien Term Loan, 6.400%, 06/01/22	2,688,842	0.1

LOANS*: (continued)
		Publishing: (continued)
244,215		Tribune Company, Term Loan B, 4.150%, 12/27/20	$246,811	0.0
3,051,456		Tribune Company, Term Loan C, 4.150%, 01/27/24	3,080,064	0.2
			16,636,013	0.9

		Radio & Television: 2.3%
5,427,475		CBS Radio, Inc., Term Loan B, 4.650%, 10/17/23	5,485,820	0.3
8,181,947	(1)	Cumulus Media Holdings Inc., Term Loan, 4.400%, 12/23/20	6,138,506	0.3
4,957,575		Learfield Communications, Inc, First Lien Term Loan, 4.400%, 12/01/23	5,016,446	0.3
6,048,000		Lions Gate Entertainment Corp, New Term Loan B, 4.150%, 12/08/23	6,088,794	0.3
443,753		Nexstar Broadcasting, Inc., New Term Loan B — Mission, 4.150%, 01/17/24	446,711	0.0
4,577,156		Nexstar Broadcasting, Inc., New Term Loan B — Nexstar, 4.150%, 01/17/24	4,607,672	0.2
1,566,429		Salem Communications Corporation, Term Loan B, 4.650%, 03/13/20	1,540,974	0.1
14,404,412	(1)	Univision Communications, Inc., TL-C5, 3.900%, 03/15/24	14,321,141	0.8
			43,646,064	2.3

		Retailers (Except Food & Drug): 5.6%
1,341,250		Abercrombie & Fitch Management Co., Term Loan B, 4.900%, 08/09/21	1,294,306	0.1
2,564,331		Academy Ltd., Term Loan, 5.150%, 07/01/22	1,916,304	0.1
8,545,922		Ascena Retail Group, Inc., Term Loan B, 5.650%, 08/21/22	7,744,742	0.4
2,120,000		Bass Pro Group, LLC, Asset Sale Facility, 5.900%, 06/08/18	2,127,950	0.1
5,949,950		Belk, First Lien Term Loan, 5.900%, 12/12/22	5,078,532	0.3
9,400,000		BJs Wholesale Club, 1L TL-B, 4.900%, 01/31/24	9,212,000	0.5
1,285,000		BJs Wholesale Club, 2L TL-B, 8.650%, 01/31/25	1,257,694	0.1
7,137,950		FullBeauty Brands (F.K.A. OneStopPlus), First Lien Term Loan, 5.900%, 10/14/22	6,029,341	0.3
3,996,118		General Nutrition Centers, Inc., Term Loan B, 3.650%, 03/04/19	3,411,686	0.2

See Accompanying Notes to Financial Statements

29

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Retailers (Except Food & Drug): (continued)
9,465,093		Harbor Freight Tools USA, Inc., Term Loan B, 4.150%, 08/15/23	$9,472,978	0.5
6,229,388		Jo-Ann Stores, Inc., Term Loan B, 6.150%, 10/15/23	6,146,331	0.3
3,179,626		Lands’ End, Inc., Term Loan B, 4.400%, 04/04/21	2,575,497	0.1
5,999,850		Leslies Poolmart, Inc., Term Loan B, 5.400%, 08/16/23	6,032,351	0.3
7,964,217		Men’s Wearhouse, Term Loan, 4.650%, 06/18/21	7,652,282	0.4
1,095,000		National Vision, Inc., First Lien Term Loan, 4.150%, 03/13/21	1,096,141	0.1
3,516,393		Neiman Marcus Group, Inc, Term Loan, 4.400%, 10/25/20	2,838,391	0.2
6,442,374		Party City Holdings Inc, Term Loan-B, 4.150%, 08/19/22	6,436,047	0.3
7,833,431		Petco Animal Supplies, Inc., TLB-1, 4.400%, 01/26/23	7,407,488	0.4
14,605,709		PetSmart, Inc., Term Loan-B, 4.150%, 03/11/22	14,006,875	0.7
4,541,976		Savers, Term Loan B, 5.000%, 07/09/19	4,038,575	0.2
			105,775,511	5.6

		Surface Transport: 1.1%
2,440,076		Goodpack Ltd., First Lien Term Loan, 4.900%, 09/09/21	2,396,357	0.1
5,125,000		Navistar Inc., Term Loan B, 5.150%, 08/07/20	5,191,199	0.3
4,302,840		OSG Bulk Ships, Inc., First Lien Term Loan, 5.400%, 08/05/19	4,256,228	0.2
1,471,275		Quality Distribution, First Lien Term Loan, 5.900%, 08/18/22	1,427,137	0.1
1,110,000		V.Group, TL B, 4.150%, 01/27/24	1,112,429	0.0
6,775,649		XPO Logistics, Term Loan B, 4.400%, 10/31/21	6,812,068	0.4
			21,195,418	1.1

		Telecommunications: 5.5%
3,000,000	(1)	Altice International S.A., USD TLB, 3.900%, 07/30/25	2,998,125	0.2
5,272,822		Aricent Group, First Lien Term Loan, 5.650%, 04/14/21	5,290,396	0.3
8,036,307		Asurion, LLC, Incremental Tranche B-5 Term Loan, 4.900%, 11/01/23	8,116,670	0.4
760,244		Asurion, LLC, Replacement B-2 Term Loan, 4.400%, 07/08/20	766,658	0.0

LOANS*: (continued)
		Telecommunications: (continued)
11,194,155		Asurion, LLC, Replacement B-4 Term Loan, 4.400%, 08/04/22	$11,269,951	0.6
1,150,000		Asurion, LLC, Second Lien Term Loan, 8.650%, 03/03/21	1,163,656	0.1
4,330,167		CommScope, Inc., Tranche 5 Term Loan, 3.650%, 12/29/22	4,362,608	0.2
12,066,291		Communications Sales & Leasing, Inc., Term Loan B, 4.150%, 10/24/22	12,058,690	0.6
4,400,000	(1)	Consolidated Communications, Inc., Incremental Term Loan, 4.150%, 10/05/23	4,426,950	0.2
6,430,194		Consolidated Communications, Inc., Term Loan B, 4.150%, 10/05/23	6,476,813	0.4
1,169,443		Encompass Digital Media, Inc., First Lien, 5.650%, 06/05/21	1,127,051	0.1
525,000		Encompass Digital Media, Inc., Second Lien, 8.900%, 06/05/22	485,625	0.0
1,268,929		Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	1,267,541	0.1
850,000		Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	848,938	0.1
2,907,826		Hawaiian Telcom Communications, Inc., Term Loan B, 5.400%, 06/06/19	2,918,428	0.2
6,000,000		Level 3 Financing, Inc, Term Loan B, 3.400%, 02/17/24	6,013,500	0.3
4,521,774		Lightower Fiber Networks, First Lien Term Loan, 4.400%, 04/13/20	4,561,317	0.2
7,680,000		Sprint Communications, Term Loan B, 3.650%, 01/31/24	7,691,197	0.4
6,934,494		Syniverse Holdings, Inc., Initial Term Loan, 4.150%, 04/23/19	6,414,407	0.3
332,929		Syniverse Holdings, Inc., Tranche B Term Loan, 4.150%, 04/23/19	307,959	0.0
5,140,845		U.S. Telepacific Corp, Term Loan B, 6.150%, 11/25/20	5,183,257	0.3
7,971,516		Windstream Corporation, Upsized Term Loan B-6, 5.150%, 03/29/21	8,059,538	0.4

See Accompanying Notes to Financial Statements

30

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Telecommunications: (continued)
2,525,000		Zayo Group, LLC, Term Loan B-2, 3.650%, 01/19/24	$2,542,359	0.1
			104,351,634	5.5

		Utilities: 2.8%
2,169,563		Aclara Technologies LLC, Term Loan, 6.900%, 08/15/23	2,212,954	0.1
6,942,209		Calpine Corp, Term Loan B-5, 3.900%, 01/15/24	6,980,176	0.4
4,939,975		Calpine Corp, Term Loan B-6, 3.900%, 01/15/23	4,968,790	0.2
3,035,393		Dayton Power and Light Company, Term Loan, 4.400%, 08/30/22	3,056,237	0.1
8,875,000		Dynegy Inc., Term Loan C, 4.400%, 06/30/23	8,921,043	0.5
4,531,441		TPF II Power, LLC, Term Loan, 5.150%, 10/02/21	4,570,620	0.2
3,600,000	(1)	Helix Gen LLC, Term Loan, 4.900%, 03/01/24	3,655,127	0.2
4,184,889		Linden Power Complex, Term Loan, 4.650%, 06/28/23	4,228,831	0.2
1,965,000		Longview Power, LLC, Term Loan, 7.150%, 04/13/21	1,660,425	0.1
2,553,600		MRP Generation Holdings, LLC (fka TPF Generation Holdings, LLC), Term Loan, 8.150%, 09/30/22	2,579,136	0.1
1,386,000		RISEC, Term Loan, 5.900%, 12/19/22	1,392,930	0.1
1,386,500		Southeast PowerGen, LLC, Term Loan B, 4.650%, 12/02/21	1,376,679	0.1
6,896,003		Vistra Operations Company LLC (fka TCEH), Term Loan B, 3.900%, 08/04/23	6,887,382	0.4
1,576,714		Vistra Operations Company LLC (fka TCEH), Term Loan C, 3.900%, 08/04/23	1,574,743	0.1
			54,065,073	2.8

		Total Loans (Cost $1,763,223,824)	1,762,775,199	93.0

Shares		Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.0%
42,798	EveryWhere Global	320,985	0.0
57,165	Millennium Health, LLC	59,051	0.0
—	Millennium Health, LLC — Corporate Claim Trust	—	0.0

EQUITIES AND OTHER ASSETS: (continued)
222	Southcross Holdings GP LLC	$—	0.0
222	Southcross Holdings L.P. — Class A	88,800	0.0
	Total Equities and Other Assets (Cost $943,781)	468,836	0.0
	Total Long-Term Investments (Cost $1,764,167,605)	1,763,244,035	93.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 11.7%
	Loans: 0.0%
625,000	Energy Future Intermediate Holding Company LLC, First Lien DIP, 4.400%, 06/30/17 (Cost $625,926)	625,521	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 11.7%
220,493,051	State Street Institutional Liquid Reserves Fund — Premier Class, 0.91%†† (Cost $220,515,850)	220,515,100	11.7

	Total Short-Term Investments (Cost $221,141,776)	221,140,621	11.7

	Total Investments (Cost $1,985,309,381)	$1,984,384,656	104.7
	Liabilities in Excess of Other Assets	(89,574,862)	(4.7)
	Net Assets	$1,894,809,794	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2017.
(1)	Loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.
(2)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 9 for additional details.
Cost for federal income tax purposes is $1,985,535,739.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$13,091,662
Gross Unrealized Depreciation	(14,242,745)
Net Unrealized Depreciation	$(1,151,083)

See Accompanying Notes to Financial Statements

31

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2017 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2017
Asset Table
Investments, at fair value
Loans	$—	$1,762,775,199	$—	$1,762,775,199
Equities and Other Assets	—	468,836	—	468,836
Short-Term Investments	220,515,100	625,521	—	221,140,621
Total Investments, at fair value	$220,515,100	$1,763,869,556	$—	$1,984,384,656

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2017 were as follows:

Fund Name	Type	Per Share Amount
Voya Floating Rate Fund
Class A	NII	$0.3902
Class C	NII	$0.3164
Class I	NII	$0.4161
Class P	NII	$0.4812
Class R	NII	$0.3657
Class W	NII	$0.4161

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 94.66% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007–Present	Retired.	151	None.

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999– Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	February 2002–Present	Retired.	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006– Present).	151
Voya Capital Corporation,
LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya
Investments, LLC and Voya Investment Management
(March 2006–Present); and
Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2017.
(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (cONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005– Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President–Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

37

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Floating Rate Fund (the “Fund”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Fund’s existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Adviser”) and the Fund, and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.

In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Fund effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees voted to renew the Management Contract and Sub-Advisory Contract for the Fund effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (the “Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of the Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for the Voya funds, including the Fund’s existing Management and Sub-Advisory Contracts (the “Contract Review Process”).

The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

contracts renewal and approval process, and the Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged the Fund’s relevant benchmark and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where the Fund’s performance has lagged its Selected Peer Group (defined below).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Fund’s Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser conducts day-to-day oversight of the Fund’s operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Fund.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Management Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Fund. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to its Morningstar category average and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Fund also benefits from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the Fund’s Management Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board requested and considered information regarding the staffing of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the compensation arrangements for the Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to provide high-quality services to the Fund. The Board also considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Fund asset levels as of August 31, 2016 and September 30, 2016, respectively.

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the one-year period, and the third quintile for the year-to-date period.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board also considered that while the Fund does not have advisory fee or sub-advisory fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Fund’s investment performance.

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Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered each contractual management fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.

The Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering management and sub-advisory contracts, the Board noted that, from time to time, at its request, the Adviser has agreed to implement remedial actions regarding certain Voya funds. These remedial actions have

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included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in the sub-adviser or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	163061 (0317-052417)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $165,325 for the year ended March 31, 2017 and $148,000 for the year ended March 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $15,150 for the year ended March 31, 2017 and $15,150 for the year ended March 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $53,767 for the year ended March 31, 2017 and $43,890 for the year ended March 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2017 and $0 for the year ended March 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended March 31, 2017 and March 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Funds Trust	$68,917	$59,040
Voya Investments, LLC (1)	$93,000	$178,050

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Funds Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, and including the portfolio of investments of Voya Floating Rate Fund, each a series of Voya Funds Trust, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, as of March 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Funds Trust as of March 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 26, 2017

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 54.6%
2,238,481		Fannie Mae 2005-43 PZ, 6.000%, 05/25/35	2,647,642	0.2
1,061,264		Fannie Mae 2007-60 ZB, 4.750%, 05/25/37	1,180,011	0.1
4,302,842		Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	4,785,366	0.4
15,328,461	^	Fannie Mae 2012-148 HI, 3.500%, 05/25/42	2,243,225	0.2
335,501		Fannie Mae Grantor Trust 2004-T1 1A1, 6.000%, 01/25/44	379,755	0.0
1,959,903		Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/33	2,291,374	0.2
3,575,202		Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/33	3,771,710	0.3
6,002,195		Fannie Mae REMIC Trust 2003-76 EZ, 5.000%, 08/25/33	6,805,427	0.6
892,382		Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/34	966,420	0.1
2,035,936	^	Fannie Mae REMIC Trust 2005-17 ES, 5.768%, 03/25/35	269,697	0.0
1,479,507		Fannie Mae REMIC Trust 2005-59 NQ, 14.421%, 05/25/35	1,903,428	0.2
1,374,109		Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/35	1,492,552	0.1
499,480		Fannie Mae REMIC Trust 2006-115 ES, 22.633%, 12/25/36	726,762	0.1
3,751,543	^	Fannie Mae REMIC Trust 2006-36 SP, 5.718%, 05/25/36	520,923	0.0
6,806,315	^	Fannie Mae REMIC Trust 2006-79 SH, 5.468%, 08/25/36	1,328,479	0.1
180,385		Fannie Mae REMIC Trust 2007-114 A6, 1.182%, 10/27/37	180,263	0.0
792,597		Fannie Mae REMIC Trust 2009-12 LK, 7.853%, 03/25/39	862,370	0.1
1,861,549		Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/35	2,093,293	0.2
6,000,000		Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/39	6,385,018	0.5
5,084,839		Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/40	5,715,144	0.5
2,478,438		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	2,616,300	0.2
4,957,622	^	Fannie Mae REMIC Trust 2012-128 VS, 5.268%, 06/25/42	768,619	0.1
12,269,726	^	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/27	1,221,762	0.1
5,592,798	^	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/42	969,866	0.1
5,087,814	^	Fannie Mae REMIC Trust 2012-68 SD, 5.718%, 06/25/32	932,315	0.1
3,457,000		Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/42	3,353,283	0.3
1,884,226	^	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/42	252,415	0.0
5,245,027	^	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/33	646,909	0.1
8,285,906		Fannie Mae Series 2016-51 S, 4.938%, 10/25/43	8,255,900	0.7
2,892,648		Freddie Mac 3770 GA, 4.500%, 10/15/40	3,170,081	0.3
4,894,445		Freddie Mac REMIC Trust 2005-S001 2A2, 1.132%, 09/25/45	4,831,171	0.4
748,563		Freddie Mac REMIC Trust 2653 SC, 6.309%, 07/15/33	820,293	0.1
1,088,336		Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/34	1,142,090	0.1
344,288		Freddie Mac REMIC Trust 3012 ST, 18.676%, 04/15/35	487,907	0.0
637,507		Freddie Mac REMIC Trust 3065 DC, 17.123%, 03/15/35	899,413	0.1
1,241,894		Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/36	1,379,872	0.1
7,735,144	^	Freddie Mac REMIC Trust 3181 TA, 0.500%, 07/15/36	167,469	0.0
783,569	^	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/35	149,514	0.0
506,532	^	Freddie Mac REMIC Trust 3753 PS, 5.188%, 06/15/40	32,349	0.0
4,695,320	^	Freddie Mac REMIC Trust 3795 PI, 4.500%, 10/15/35	104,297	0.0
883,873		Freddie Mac REMIC Trust 3864 NT, 5.500%, 03/15/39	933,025	0.1
4,626,891		Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/41	4,903,241	0.4
2,633,194	^	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	342,649	0.0
1,078,601		Freddie Mac Series 4040 UZ, 5.000%, 05/15/42	1,259,820	0.1

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
368,495	^	Freddie Mac-Ginnie Mae Series 21 SA, 7.018%, 10/25/23	55,080	0.0
1,994,717		Ginnie Mae 2004-65 ZG, 5.500%, 07/20/34	2,237,257	0.2
4,531,596		Ginnie Mae 2009-110 ZA, 5.500%, 11/16/39	5,525,737	0.5
1,335,558		Ginnie Mae 2009-54 HZ, 5.000%, 07/20/39	1,475,022	0.1
3,965,022		Ginnie Mae 2009-H01 FA, 2.128%, 11/20/59	4,010,094	0.3
2,000,000		Ginnie Mae 2010-116 PB, 5.000%, 06/16/40	2,301,113	0.2
2,645,050		Ginnie Mae 2010-125 BZ, 4.500%, 09/16/40	2,929,216	0.2
8,556,112	^^	Ginnie Mae 2011-70 PO, 05/16/41	7,188,199	0.6
5,791,114		Ginnie Mae 2012-H14 FK, 1.360%, 07/20/62	5,789,014	0.5
7,097,666	^	Ginnie Mae 2014-107 XS, 4.672%, 07/16/44	932,222	0.1
3,619,880	^	Ginnie Mae 2014-96 SQ, 4.672%, 07/16/44	483,430	0.0
4,599,246		Ginnie Mae 2015-H13 FG, 1.180%, 04/20/65	4,569,252	0.4
32,157,395	^	Ginnie Mae 2016-120 IM, 3.500%, 07/20/46	5,293,631	0.4
5,946,346	^	Ginnie Mae 2016-84 IO, 5.000%, 12/20/40	680,994	0.1
27,444,033		Ginnie Mae 2016-H20 FB, 1.330%, 09/20/66	27,390,182	2.2
24,987,486		Ginnie Mae 2016-H23 F, 1.530%, 10/20/66	24,968,895	2.0
241,389		Ginnie Mae Series 2002-11 TS, 18.215%, 02/16/32	314,983	0.0
40,242		Ginnie Mae Series 2002-15 SX, 14.043%, 01/20/32	52,911	0.0
945,230	^	Ginnie Mae Series 2002-76 SG, 6.672%, 10/16/29	185,767	0.0
6,267,916		Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/33	6,743,826	0.6
229,262		Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/34	257,438	0.0
1,059,507		Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/34	1,185,569	0.1
1,234,099		Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/34	1,375,701	0.1
4,564		Ginnie Mae Series 2004-28 SV, 8.022%, 04/20/34	4,586	0.0
5,539,897		Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/34	6,126,523	0.5
312,973		Ginnie Mae Series 2004-87 SB, 6.585%, 03/17/33	325,972	0.0
2,088,989	^	Ginnie Mae Series 2004-98 SA, 5.722%, 11/20/34	428,236	0.0
1,939,016		Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/35	2,132,129	0.2
604,775	^	Ginnie Mae Series 2005-25 SI, 6.000%, 01/20/34	116,488	0.0
1,753,645	^	Ginnie Mae Series 2005-7 AH, 5.842%, 02/16/35	295,214	0.0
1,261,909	^	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/35	343,777	0.0
996,917		Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/35	1,107,787	0.1
722,862		Ginnie Mae Series 2005-91 UP, 12.443%, 09/16/31	871,214	0.1
1,800,000		Ginnie Mae Series 2005-92 PB, 6.000%, 12/20/35	2,086,406	0.2
8,998,764		Ginnie Mae Series 2005-96 Z, 5.500%, 12/16/35	10,034,731	0.8
10,567,856		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/36	12,683,912	1.0
1,687,928		Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/36	1,969,286	0.2
16,123,731	^	Ginnie Mae Series 2006-26 TB, 0.250%, 06/20/36	157,351	0.0
3,123,077		Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/36	3,533,445	0.3
3,181,165	^	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/37	920,115	0.1
168,816		Ginnie Mae Series 2007-37 S, 21.896%, 04/16/37	206,812	0.0
200,000		Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/37	220,444	0.0
268,814		Ginnie Mae Series 2007-5 MT, 1.198%, 02/20/34	268,163	0.0
4,205,562	^	Ginnie Mae Series 2007-53 SC, 5.522%, 09/20/37	758,979	0.1
99,551		Ginnie Mae Series 2007-53 SW, 17.270%, 09/20/37	142,675	0.0
2,111,724		Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/37	2,354,920	0.2
3,917,319		Ginnie Mae Series 2007-63 Z, 6.000%, 10/20/37	4,479,894	0.4
2,450,590		Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/38	2,987,260	0.2
1,101,603	^	Ginnie Mae Series 2008-3 SA, 5.572%, 01/20/38	190,677	0.0
2,242,082	^	Ginnie Mae Series 2008-40 PS, 5.572%, 05/16/38	384,262	0.0
4,973,944	^	Ginnie Mae Series 2008-82 SA, 5.022%, 09/20/38	750,992	0.1

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,160,734	^	Ginnie Mae Series 2009-110 SA, 5.422%, 04/16/39	958,419	0.1
695,055		Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/39	759,827	0.1
2,084,046		Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/39	2,375,628	0.2
1,029,000		Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/39	1,148,562	0.1
5,527,150		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	6,031,118	0.5
5,008,976		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/39	5,347,658	0.4
2,582,755		Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/39	3,095,903	0.3
514,172	^	Ginnie Mae Series 2009-55 BI, 1.000%, 06/16/37	19,250	0.0
1,533,212		Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/39	1,826,401	0.1
1,523,176		Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/39	2,348,186	0.2
715,566		Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/39	930,913	0.1
1,934,660	^	Ginnie Mae Series 2009-66 QS, 5.122%, 05/20/32	242,627	0.0
2,770,922		Ginnie Mae Series 2009-67 NZ, 6.000%, 08/16/39	3,232,627	0.3
3,783		Ginnie Mae Series 2009-68 KA, 5.000%, 09/20/37	3,785	0.0
1,827,210	^	Ginnie Mae Series 2009-77 SA, 5.222%, 09/16/39	275,421	0.0
3,018,333		Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/39	3,525,948	0.3
838,026		Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/39	1,077,744	0.1
530,313		Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/39	569,961	0.0
4,944,382	^	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/40	746,369	0.1
3,672,460	^	Ginnie Mae Series 2010-116 NS, 5.722%, 09/16/40	608,789	0.1
441,492	^	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/40	63,769	0.0
1,000,000		Ginnie Mae Series 2010-14 B, 4.500%, 02/16/40	1,104,950	0.1
2,629,292	^	Ginnie Mae Series 2010-158 SA, 5.072%, 12/20/40	429,232	0.0
1,630,253	^	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	92,386	0.0
7,149,621	^	Ginnie Mae Series 2010-166 GS, 5.022%, 12/20/40	1,106,061	0.1
3,889,939	^	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/39	489,699	0.0
3,125,000		Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/40	3,385,299	0.3
6,531,689		Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/40	6,774,924	0.6
1,215,343	^	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/39	164,151	0.0
1,600,000		Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/40	1,766,112	0.1
2,123,551	^	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/40	730,383	0.1
5,512,764		Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/39	6,273,943	0.5
2,718,478		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/40	2,947,685	0.2
37,077,994		Ginnie Mae Series 2010-61 EZ, 5.000%, 05/20/40	40,363,004	3.3
4,761,000		Ginnie Mae Series 2010-67 JD, 4.500%, 05/20/39	4,997,113	0.4
1,705,308	^	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/38	92,914	0.0
70,879	^	Ginnie Mae Series 2010-89 KI, 4.500%, 12/20/37	1,692	0.0
2,558,958	^	Ginnie Mae Series 2010-9 SB, 5.522%, 09/20/38	191,493	0.0
8,415,106		Ginnie Mae Series 2010-H01 FA, 1.601%, 01/20/60	8,459,739	0.7
10,040,829		Ginnie Mae Series 2010-H10 FB, 1.781%, 05/20/60	10,167,661	0.8
10,802,451		Ginnie Mae Series 2010-H10 FC, 1.781%, 05/20/60	10,920,360	0.9
11,272,895		Ginnie Mae Series 2010-H20 AF, 1.110%, 10/20/60	11,170,636	0.9
790,427	^	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/41	143,199	0.0
276,498		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	309,968	0.0
715,107		Ginnie Mae Series 2011-169 BG, 5.409%, 04/16/39	780,008	0.1
6,371,120		Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/41	6,864,165	0.6

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,720,056		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/40	1,844,147	0.2
12,795,151	^	Ginnie Mae Series 2011-73 LS, 5.712%, 08/20/39	1,581,447	0.1
2,819,000		Ginnie Mae Series 2011-85 LC, 4.000%, 10/20/40	2,962,809	0.2
1,552,897		Ginnie Mae Series 2011-H07 FA, 1.280%, 02/20/61	1,548,336	0.1
3,038,615	^	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/39	569,216	0.0
4,452,407	^	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/40	484,392	0.0
1,266,577	^	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/42	203,794	0.0
14,324,074	^	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/37	1,717,103	0.1
856,437	^	Ginnie Mae Series 2012-34 MS, 5.772%, 04/16/41	154,149	0.0
414,570		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	429,401	0.0
4,103,237		Ginnie Mae Series 2012-43 MB, 4.000%, 04/20/42	4,575,491	0.4
7,831,035	^	Ginnie Mae Series 2012-48 SA, 5.722%, 04/16/42	1,675,322	0.1
10,618,199	^	Ginnie Mae Series 2012-60 SG, 5.172%, 05/16/42	1,823,470	0.1
2,931,747	^	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/41	427,861	0.0
27,624	^	Ginnie Mae Series 2012-98 WI, 4.500%, 02/20/38	764	0.0
2,837,410		Ginnie Mae Series 2012-H11 VA, 1.430%, 05/20/62	2,843,429	0.2
33,043,446		Ginnie Mae Series 2012-H12 FB, 1.830%, 02/20/62	33,496,451	2.7
2,067,594		Ginnie Mae Series 2012-H20 BA, 1.340%, 09/20/62	2,064,729	0.2
4,643,860		Ginnie Mae Series 2012-H29 SA, 1.295%, 10/20/62	4,628,122	0.4
3,000,000		Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/39	3,126,290	0.3
2,790,436		Ginnie Mae Series 2013-148 YA, 4.500%, 09/20/40	2,917,355	0.2
1,251,701		Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/43	1,195,829	0.1
1,900,000	^	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/43	649,882	0.1
2,243,535	^	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/42	365,138	0.0
11,637,440	^	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/42	1,916,994	0.2
6,588,318	^	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/40	649,704	0.1
2,823,838		Ginnie Mae Series 2013-H08 BF, 1.180%, 03/20/63	2,802,623	0.2
6,285,397		Ginnie Mae Series 2013-H10 FT, 1.260%, 04/20/63	6,302,724	0.5
4,544,035		Ginnie Mae Series 2013-H14 FC, 1.250%, 06/20/63	4,523,980	0.4
1,614,501		Ginnie Mae Series 2013-H18 BA, 1.380%, 07/20/63	1,614,272	0.1
4,792,574		Ginnie Mae Series 2013-H19 DF, 1.430%, 05/20/63	4,796,397	0.4
10,938,242		Ginnie Mae Series 2013-H19 FC, 1.380%, 08/20/63	10,936,258	0.9
3,750,427		Ginnie Mae Series 2013-H20 FB, 1.780%, 08/20/63	3,798,188	0.3
4,656,631		Ginnie Mae Series 2013-H23 FA, 2.080%, 09/20/63	4,762,626	0.4
9,999,640		Ginnie Mae Series 2013-H23 TA, 1.500%, 09/20/63	10,039,801	0.8
2,793,200		Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/44	2,960,443	0.2
1,485,618		Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/44	1,576,397	0.1
5,917,154	^	Ginnie Mae Series 2014-30 ES, 4.022%, 03/20/40	727,338	0.1
12,862,576		Ginnie Mae Series 2015-10 Q, 2.254%, 10/20/44	12,267,039	1.0
12,125,000		Ginnie Mae Series 2015-143 B, 3.500%, 04/20/45	12,502,873	1.0
4,572,831	^	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/44	850,901	0.1
13,347,340		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/44	13,443,569	1.1
50,678,403		Ginnie Mae Series 2015-H31 FT, 1.430%, 11/20/65	50,864,530	4.1
19,181,911	^	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/46	3,783,080	0.3
10,313,855		Ginnie Mae Series 2016-5 AB, 4.684%, 01/20/46	11,129,147	0.9
32,449,828		Ginnie Mae Series 2016-H08 FT, 1.500%, 02/20/66	32,628,971	2.7

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,126,850		Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/41	1,157,468	0.1

	Total Collateralized Mortgage Obligations (Cost $668,480,846)		670,253,134	54.6

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.6%
874,895		Ginnie Mae Series 2004-23 Z, 5.480%, 03/16/44	928,115	0.1
12,799,274	^	Ginnie Mae Series 2006-67 IO, 0.378%, 11/16/46	86,733	0.0
2,084,596		Ginnie Mae Series 2007-52 Z, 4.350%, 01/16/48	2,215,579	0.2
1,973,669		Ginnie Mae Series 2008-39 Z, 4.500%, 02/16/48	2,154,057	0.2
587,352	^	Ginnie Mae Series 2008-45 IO, 0.669%, 02/16/48	4,483	0.0
1,529,326		Ginnie Mae Series 2008-48 Z, 4.865%, 04/16/48	1,571,812	0.1
911,733		Ginnie Mae Series 2009-115 D, 4.677%, 01/16/50	965,244	0.1
5,800,107		Ginnie Mae Series 2009-60 Z, 4.910%, 06/16/49	6,069,899	0.5
8,186,011	^	Ginnie Mae Series 2010-122 IO, 0.257%, 02/16/44	216,326	0.0
112,115	^	Ginnie Mae Series 2010-123 IA, 1.943%, 10/16/52	5,105	0.0
33,826,021	^	Ginnie Mae Series 2011-47 IO, 0.007%, 01/16/51	407,786	0.0
1,382,090		Ginnie Mae Series 2011-53 B, 4.397%, 05/16/51	1,464,450	0.1
4,000,000		Ginnie Mae Series 2011-95 C, 3.526%, 01/16/40	4,116,931	0.3

	Total Commercial Mortgage-Backed Securities (Cost $20,217,812)		20,206,520	1.6

ASSET-BACKED SECURITIES: 0.9%
		Other Asset-Backed Securities: 0.9%
1,741,054		Fannie Mae Grantor Trust 2003-T4 2A6, 4.761%, 07/26/33	1,843,899	0.2
197,238		Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/32	211,646	0.0
292,611		Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/33	299,711	0.0
363,396		Fannie Mae REMIC Trust 2002-W2 AF6, 6.496%, 05/25/32	376,867	0.0
7,633,492		Fannie Mae REMIC Trust 2003-W16 AF5, 4.566%, 11/25/33	7,741,106	0.7

	Total Asset-Backed Securities (Cost $10,370,577)		10,473,229	0.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 70.7%
		Federal Home Loan Mortgage Corporation: 3.4%##
4,756,725		4.000%, due 11/01/45	4,995,486	0.4
31,240,000	W	4.000%, due 05/01/47	32,699,492	2.7
29,283		5.410%, due 07/01/37	32,344	0.0
64,744		5.410%, due 08/01/37	71,485	0.0
22,270		5.410%, due 08/01/37	24,590	0.0
69,534		5.440%, due 01/01/37	76,867	0.0
25,766		5.440%, due 02/01/37	28,497	0.0
56,487		5.440%, due 04/01/37	62,459	0.0
36,553		5.440%, due 07/01/37	40,420	0.0
46,035		5.440%, due 08/01/37	50,874	0.0
62,299		5.440%, due 09/01/37	68,871	0.0
50,227		5.440%, due 02/01/38	55,539	0.0
10,494		5.440%, due 06/01/38	11,600	0.0
116,600		5.450%, due 12/01/37	128,286	0.0
151,492		5.450%, due 12/01/37	165,991	0.0
169,810		5.460%, due 05/01/37	187,223	0.0
33,790		5.460%, due 07/01/37	37,170	0.0
77,863		5.460%, due 08/01/37	86,128	0.0
42,725		5.460%, due 01/01/38	47,002	0.0
92,038		5.480%, due 08/01/37	101,883	0.0
118,604		5.480%, due 10/01/37	130,316	0.0
244,287		5.500%, due 08/01/37	270,662	0.1
103,192		5.500%, due 11/01/37	114,311	0.0
31,299		5.500%, due 04/01/38	34,693	0.0
42,481		5.520%, due 09/01/37	47,111	0.0
19,795		5.520%, due 10/01/37	21,953	0.0
34,499		5.520%, due 01/01/38	38,264	0.0
71,634		5.620%, due 12/01/36	79,671	0.0
110,932		5.620%, due 03/01/37	123,393	0.0
75,852		5.620%, due 08/01/37	84,402	0.0
55,764		5.620%, due 12/01/37	62,046	0.0
385,903		5.625%, due 12/01/36	431,472	0.1
41,570		5.625%, due 01/01/37	46,259	0.0
303,355		5.625%, due 01/01/37	339,010	0.1
32,952		5.625%, due 02/01/37	36,663	0.0
193,122		5.625%, due 03/01/37	214,946	0.0
73,151		5.625%, due 03/01/37	81,402	0.0
103,699		5.625%, due 06/01/37	115,396	0.0
93,709		5.625%, due 07/01/37	104,305	0.0
131,552		5.625%, due 07/01/37	146,427	0.0
123,220		5.625%, due 02/01/38	137,176	0.0
150,507		5.700%, due 12/01/37	166,965	0.0
107,650		6.090%, due 12/01/37	121,081	0.0
14,037		7.500%, due 01/01/30	16,421	0.0
10,150		8.000%, due 01/01/30	10,185	0.0
10,432		9.500%, due 07/01/20	10,565	0.0
			41,957,302	3.4

		Federal National Mortgage Association: 8.2%##
5,664,865		3.000%, due 12/01/42	5,649,084	0.5
9,700,000	W	3.000%, due 05/01/43	9,597,695	0.8
30,770,691		3.500%, due 01/01/44	31,587,459	2.6
9,874,263		3.500%, due 03/01/46	10,175,212	0.8
16,596,184		4.000%, due 05/01/42	17,541,927	1.4
9,882,403		4.000%, due 01/01/45	10,509,944	0.9
2,527,152		4.000%, due 05/01/45	2,652,897	0.2
1,011,351		4.250%, due 08/01/35	1,079,318	0.1
403,041		4.750%, due 11/01/34	437,973	0.0
861,491		4.750%, due 11/01/34	940,942	0.1

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS:(continued)
		Federal National Mortgage Association: (continued)
804,039		4.750%, due 02/01/35	870,973	0.1
923,200		4.750%, due 04/01/35	1,009,218	0.1
970,708		4.750%, due 05/01/35	1,060,318	0.1
186,688		4.750%, due 07/01/35	201,853	0.0
1,036,973		4.750%, due 07/01/35	1,132,508	0.1
180,495		5.000%, due 02/01/33	197,120	0.0
221,010		5.000%, due 07/01/33	241,475	0.0
96,899		5.000%, due 03/01/36	105,825	0.0
421,948		5.000%, due 05/01/36	463,353	0.1
172,051		5.030%, due 05/01/37	187,913	0.0
311,755		5.030%, due 09/01/37	341,333	0.0
54,449		5.155%, due 11/01/36	59,731	0.0
459,282		5.155%, due 01/01/37	507,056	0.1
13,538		5.250%, due 06/01/29	14,880	0.0
181,227		5.250%, due 04/01/32	199,590	0.0
92,779		5.250%, due 04/01/32	102,178	0.0
30,805		5.280%, due 11/01/36	33,913	0.0
218,783		5.280%, due 11/01/36	241,013	0.0
138,326		5.280%, due 01/01/37	152,352	0.0
60,065		5.300%, due 09/01/36	66,170	0.0
48,210		5.300%, due 10/01/36	53,099	0.0
28,421		5.300%, due 10/01/36	31,332	0.0
213,368		5.300%, due 12/01/36	235,166	0.0
140,029		5.300%, due 12/01/36	154,225	0.0
76,001		5.300%, due 02/01/37	83,739	0.0
158,516		5.300%, due 05/01/37	174,775	0.0
440,994		5.300%, due 08/01/37	485,363	0.1
69,991		5.350%, due 04/01/29	77,615	0.0
49,931		5.350%, due 09/01/29	55,455	0.0
312,353		5.390%, due 12/01/37	345,570	0.0
77,728		5.390%, due 05/01/38	87,466	0.0
295,777		5.405%, due 11/01/36	327,100	0.0
435,431		5.405%, due 02/01/37	484,369	0.1
119,350		5.620%, due 12/01/36	127,908	0.0
54,961		5.875%, due 06/01/35	57,447	0.0
59,070		5.900%, due 09/01/28	66,568	0.0
142,597		6.600%, due 07/01/27	154,830	0.0
83,481		6.600%, due 09/01/27	90,391	0.0
40,490		6.600%, due 11/01/27	41,829	0.0
81,833		6.600%, due 06/01/28	86,239	0.0
21,478		7.500%, due 05/01/28	21,699	0.0
			100,603,408	8.2

		Government National Mortgage Association: 59.1%
5,378,856		2.936%, due 10/20/63	5,791,720	0.5
184,332,000	W	3.000%, due 04/01/44	185,959,307	15.2
765,678		3.000%, due 11/20/45	773,330	0.1
365,847		3.000%, due 12/20/45	369,598	0.0
526,686		3.000%, due 12/20/45	532,224	0.1
127,143		3.000%, due 12/20/45	128,414	0.0
565,707		3.000%, due 01/20/46	571,685	0.1
75,000,000	W	3.500%, due 12/20/41	77,636,718	6.3
37,248,273		3.500%, due 06/20/46	38,677,076	3.2
46,283,834		3.500%, due 07/20/46	48,059,230	3.9
9,611,627		3.500%, due 08/20/46	9,990,951	0.8
53,343,710		3.500%, due 09/20/46	55,389,916	4.5
25,956,579		3.500%, due 12/20/46	26,952,245	2.2
7,336,395		3.750%, due 05/20/42	7,685,553	0.6
9,373,760		3.750%, due 05/20/42	9,820,471	0.8
175,141		4.000%, due 05/20/33	187,305	0.0
218,707		4.000%, due 08/15/33	231,220	0.0
55,295		4.000%, due 01/15/34	58,444	0.0
179,376		4.000%, due 03/15/34	189,571	0.0
2,089,849		4.000%, due 05/20/34	2,221,731	0.2
1,466,235		4.000%, due 07/20/34	1,550,358	0.1
2,077,426		4.000%, due 07/20/34	2,195,574	0.2
167,057		4.000%, due 08/20/35	176,679	0.0
444,947		4.000%, due 05/15/40	470,320	0.1
3,363,477		4.000%, due 09/20/40	3,519,471	0.3
5,085,674		4.000%, due 07/20/41	5,311,808	0.4
126,047,000	W	4.000%, due 11/20/41	132,898,348	10.8
948,752		4.000%, due 09/15/42	1,003,622	0.1
3,805,869		4.000%, due 10/20/43	4,032,304	0.3
5,004,928		4.000%, due 12/20/44	5,317,628	0.5
5,091,252		4.000%, due 01/20/45	5,409,156	0.5
522,000		4.000%, due 12/20/45	553,340	0.1
1,447,206		4.000%, due 01/20/46	1,537,147	0.1
8,470,776		4.000%, due 01/20/46	8,987,047	0.7
7,423,879		4.000%, due 03/20/46	7,870,242	0.7
22,069		4.500%, due 07/20/36	23,606	0.0
12,352		4.500%, due 08/20/36	13,210	0.0
1,647,821		4.500%, due 10/15/39	1,781,406	0.2
1,013,992		4.500%, due 11/15/39	1,093,042	0.1
1,239,560		4.500%, due 11/15/39	1,337,508	0.1
357,663		4.500%, due 12/15/39	386,689	0.0
987,961		4.500%, due 01/15/40	1,058,606	0.1
118,240		4.500%, due 01/20/40	123,237	0.0
3,640,303		4.500%, due 02/15/40	3,900,609	0.3
537,204		4.500%, due 06/15/40	575,346	0.1
172,893		4.500%, due 07/20/40	180,098	0.0
722,259		4.500%, due 08/20/40	752,023	0.1
2,339,661		4.500%, due 09/20/41	2,527,220	0.2
1,443,717		4.531%, due 07/20/62	1,538,378	0.1
8,785,062		4.631%, due 09/20/61	9,463,119	0.8
949,010		4.700%, due 08/20/62	1,010,774	0.1
1,243,725		4.750%, due 06/15/29	1,355,985	0.1
259,476		4.750%, due 01/15/30	282,458	0.0
449,690		4.750%, due 09/15/34	490,318	0.1
3,389,348		4.872%, due 06/20/61	3,491,102	0.3
17,580		5.000%, due 05/15/18	18,041	0.0
76,424		5.000%, due 03/20/24	82,586	0.0
244,103		5.000%, due 04/15/29	266,853	0.0
311,736		5.000%, due 04/15/30	342,216	0.0
1,694,130		5.000%, due 04/20/30	1,796,538	0.2
331,560		5.000%, due 10/15/30	364,004	0.0
376,200		5.000%, due 07/15/33	413,150	0.1
92,809		5.000%, due 03/15/34	103,202	0.0
320,713		5.000%, due 04/15/34	350,660	0.0
84,434		5.000%, due 04/15/34	92,335	0.0
79,484		5.000%, due 01/15/35	86,949	0.0
38,330		5.000%, due 03/15/35	42,331	0.0
386,051		5.000%, due 03/15/35	423,139	0.1
159,031		5.000%, due 04/15/35	173,989	0.0
97,022		5.000%, due 04/15/35	106,932	0.0
557,973		5.000%, due 04/15/35	621,443	0.1
169,689		5.000%, due 04/15/35	185,667	0.0
45,450		5.000%, due 05/15/35	50,827	0.0
144,673		5.000%, due 05/20/35	161,042	0.0
87,175		5.000%, due 06/15/35	95,333	0.0
74,063		5.000%, due 09/15/35	81,001	0.0
731,611		5.000%, due 11/20/35	806,326	0.1
376,064		5.000%, due 04/20/36	414,135	0.1
160,582		5.000%, due 02/15/38	175,756	0.0
84,418		5.000%, due 06/20/38	87,475	0.0
44,781		5.000%, due 08/20/38	46,398	0.0
196,056		5.000%, due 10/20/38	203,158	0.0
146,622		5.000%, due 11/20/38	151,925	0.0
390,198		5.000%, due 01/20/39	404,284	0.0
261,093		5.000%, due 02/15/39	286,045	0.0
323,460		5.000%, due 03/15/39	355,741	0.0
1,213,569		5.000%, due 11/15/39	1,356,173	0.1
445,800		5.000%, due 11/15/39	492,522	0.1
1,457,807		5.000%, due 11/15/39	1,597,256	0.1
400,870		5.000%, due 04/15/40	443,798	0.1
1,638,189		5.000%, due 05/15/40	1,825,919	0.2
1,271,637		5.000%, due 09/15/40	1,399,720	0.1
1,810,941		5.000%, due 07/20/41	1,987,887	0.2
100,511		5.250%, due 01/15/24	111,736	0.0
194,421		5.250%, due 06/15/28	216,007	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: (continued)
136,180	5.250%, due 06/15/29	151,288	0.0
1,828,294	5.250%, due 01/20/36	2,032,302	0.2
15,057	5.350%, due 01/15/29	16,662	0.0
87,629	5.350%, due 01/20/29	95,285	0.0
57,603	5.350%, due 02/20/29	62,646	0.0
173,297	5.350%, due 04/20/29	188,493	0.0
69,103	5.350%, due 06/20/29	75,152	0.0
51,457	5.350%, due 08/20/29	55,975	0.0
105,226	5.350%, due 10/20/29	114,459	0.0
41,279	5.350%, due 11/20/29	44,842	0.0
137,597	5.390%, due 05/15/38	152,826	0.0
337,848	5.390%, due 08/20/38	377,227	0.0
179,970	5.390%, due 09/15/38	199,889	0.0
83,563	5.390%, due 07/15/39	93,303	0.0
64,972	5.390%, due 08/15/39	72,019	0.0
104,166	5.390%, due 02/15/40	116,307	0.0
27,866	5.480%, due 09/20/37	30,459	0.0
178,900	5.500%, due 08/15/24	189,513	0.0
103,091	5.500%, due 08/20/24	112,681	0.0
2,176	5.500%, due 04/20/29	2,379	0.0
450,276	5.500%, due 09/15/29	505,192	0.1
251,279	5.500%, due 10/15/29	282,084	0.0
71,468	5.500%, due 12/20/32	80,324	0.0
247,510	5.500%, due 08/20/33	277,647	0.0
78,754	5.500%, due 11/20/33	80,780	0.0
71,065	5.500%, due 12/20/33	79,691	0.0
77,211	5.500%, due 03/20/34	79,212	0.0
421,708	5.500%, due 04/20/34	472,948	0.1
7,712	5.500%, due 04/20/34	8,426	0.0
464,572	5.500%, due 04/20/34	502,610	0.1
99,957	5.500%, due 06/20/34	102,551	0.0
316,027	5.500%, due 06/20/34	347,040	0.0
121,374	5.500%, due 07/20/34	132,727	0.0
203,147	5.500%, due 07/20/34	222,165	0.0
124,170	5.500%, due 01/20/35	129,275	0.0
343,592	5.500%, due 05/15/35	383,018	0.0
176,442	5.500%, due 05/20/35	192,940	0.0
148,503	5.500%, due 06/20/35	162,398	0.0
711,111	5.500%, due 07/15/35	807,389	0.1
605,698	5.500%, due 08/15/35	682,462	0.1
316,106	5.500%, due 09/20/35	347,155	0.0
175,420	5.500%, due 04/15/36	195,548	0.0
100,854	5.500%, due 06/20/36	111,885	0.0
16,881	5.500%, due 06/20/38	17,777	0.0
44,956	5.500%, due 08/20/38	47,347	0.0
73,422	5.500%, due 09/20/38	77,321	0.0
10,351	5.500%, due 10/20/38	10,906	0.0
91,219	5.500%, due 11/20/38	96,063	0.0
11,296	5.500%, due 12/20/38	11,896	0.0
98,349	5.500%, due 01/15/39	109,690	0.0
17,523	5.500%, due 01/20/39	18,462	0.0
257,012	5.500%, due 03/20/39	270,782	0.0
32,654	5.500%, due 06/15/39	36,400	0.0
20,352	5.500%, due 06/20/39	21,440	0.0
74,018	5.500%, due 10/20/39	81,910	0.0
285,431	5.500%, due 09/15/40	318,357	0.0
217,266	5.750%, due 11/15/24	230,899	0.0
1,276,135	5.750%, due 07/15/29	1,415,511	0.1
973,421	5.750%, due 08/15/29	1,077,078	0.1
238,307	5.750%, due 11/15/29	264,067	0.0
1,097,686	5.750%, due 11/15/29	1,218,185	0.1
21,142	5.900%, due 03/20/28	23,521	0.0
77,808	5.900%, due 05/20/28	86,585	0.0
46,640	5.900%, due 07/20/28	51,898	0.0
29,230	5.900%, due 08/20/28	32,505	0.0
51,807	5.900%, due 09/20/28	57,636	0.0
1,539,855	5.970%, due 11/15/31	1,560,051	0.1
56,028	6.000%, due 01/20/24	58,659	0.0
177,457	6.000%, due 10/15/25	200,900	0.0
430,167	6.000%, due 04/15/26	490,806	0.1
53,682	6.000%, due 10/20/27	60,013	0.0
204,917	6.000%, due 05/15/29	223,171	0.0
212,085	6.000%, due 07/15/29	238,383	0.0
127,927	6.000%, due 10/20/34	147,777	0.0
280,110	6.000%, due 03/15/37	317,375	0.0
53,806	6.000%, due 09/20/37	60,056	0.0
29,523	6.000%, due 05/20/38	32,615	0.0
234,244	6.000%, due 08/20/38	253,040	0.0
72,936	6.000%, due 09/20/38	78,788	0.0
100,446	6.000%, due 10/20/38	108,568	0.0
234,553	6.000%, due 11/15/38	265,999	0.0
301,841	6.000%, due 12/15/38	344,124	0.0
306,616	6.000%, due 12/15/38	347,726	0.0
782,881	6.000%, due 08/15/39	918,894	0.1
634,929	6.000%, due 08/15/39	743,033	0.1
15,857	6.250%, due 09/15/20	17,736	0.0
130,959	6.490%, due 01/15/28	148,287	0.0
47,926	6.500%, due 07/20/29	55,702	0.0
57,523	6.500%, due 07/20/32	59,187	0.0
241,320	6.500%, due 02/15/34	264,196	0.0
2,349	6.500%, due 09/20/34	2,606	0.0
16,815	7.500%, due 08/20/27	19,887	0.0
		724,627,975	59.1

	Total U.S. Government Agency Obligations (Cost $864,701,360)	867,188,685	70.7

	Total Investments in Securities (Cost $1,563,770,595)	$1,568,121,568	127.8
	Liabilities in Excess of Other Assets	(340,796,631)	(27.8)
	Net Assets	$1,227,324,937	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Cost for federal income tax purposes is $1,565,417,977.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,319,126
Gross Unrealized Depreciation	(12,615,535)
Net Unrealized Appreciation	$2,703,591

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.3%
		Basic Materials: 8.0%
650,000		Aleris International, Inc., 7.875%, 11/01/20	645,125	0.1
2,225,000	#	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/25	2,258,375	0.4
1,240,000	L	ArcelorMittal, 6.125%, 06/01/25	1,382,600	0.2
1,500,000		ArcelorMittal, 6.250%, 03/01/21	1,627,500	0.3
1,635,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	1,692,225	0.3
2,120,000	#	Axalta Coating Systems LLC, 4.875%, 08/15/24	2,178,300	0.3
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,473,675	0.2
245,000	#,L	Cliffs Natural Resources, Inc., 5.750%, 03/01/25	238,262	0.0
920,000	#	Constellium NV, 5.750%, 05/15/24	855,600	0.1
500,000	#	Constellium NV, 7.875%, 04/01/21	535,625	0.1
940,000	#	Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/22	984,650	0.2
2,200,000	L	Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,057,000	0.3
2,000,000		Freeport-McMoRan, Inc., 5.450%, 03/15/43	1,695,000	0.3
1,450,000		Hexion, Inc., 6.625%, 04/15/20	1,337,625	0.2
975,000	#	Hexion, Inc., 10.375%, 02/01/22	975,000	0.2
240,000	#	Hexion, Inc., 13.750%, 02/01/22	231,000	0.0
250,000	#	Hudbay Minerals, Inc., 7.250%, 01/15/23	266,250	0.0
250,000	#	Hudbay Minerals, Inc., 7.625%, 01/15/25	272,500	0.0
550,000		Huntsman International LLC, 4.875%, 11/15/20	576,125	0.1
1,080,000		Huntsman International LLC, 5.125%, 11/15/22	1,134,000	0.2
2,425,000	#	IAMGOLD Corp., 7.000%, 04/15/25	2,406,813	0.4
2,800,000	#,L	INEOS Group Holdings SA, 5.625%, 08/01/24	2,814,000	0.4
2,100,000	#	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	2,420,250	0.4
2,000,000	±	Momentive Performance Materials, Inc. Escrow, 8.875%, 10/15/20	–	–
1,500,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	1,483,125	0.2
1,500,000		PolyOne Corp., 5.250%, 03/15/23	1,518,750	0.2
485,000	#	PQ Corp., 6.750%, 11/15/22	517,738	0.1
2,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,099,600	0.3
1,860,000	#	SPCM SA, 6.000%, 01/15/22	1,929,750	0.3
675,000		Steel Dynamics, Inc., 5.125%, 10/01/21	699,469	0.1
1,425,000		Steel Dynamics, Inc., 5.500%, 10/01/24	1,492,688	0.2
1,115,000		Teck Resources Ltd., 4.750%, 01/15/22	1,158,206	0.2
2,400,000		Teck Resources Ltd., 5.200%, 03/01/42	2,268,000	0.4
1,000,000		Tronox Finance LLC, 6.375%, 08/15/20	1,008,750	0.2
1,700,000	#,L	Tronox Finance LLC, 7.500%, 03/15/22	1,759,500	0.3
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,496,250	0.2
1,120,000	#	Valvoline, Inc., 5.500%, 07/15/24	1,178,800	0.2
1,605,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	1,689,262	0.3
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	586,912	0.1
			50,944,300	8.0

		Communications: 18.6%
1,860,000	#,L	Acosta, Inc., 7.750%, 10/01/22	1,588,440	0.2
600,000	#	Altice Financing SA, 6.500%, 01/15/22	630,294	0.1
1,000,000	#,L	Altice Finco SA, 8.125%, 01/15/24	1,075,000	0.2
2,470,000	#,L	Altice Luxembourg SA, 7.625%, 02/15/25	2,619,744	0.4
2,170,000	#	Altice Luxembourg SA, 7.750%, 05/15/22	2,308,337	0.4
1,215,000	#	Block Communications, Inc., 6.875%, 02/15/25	1,290,937	0.2
1,040,000		Cablevision Systems Corp., 5.875%, 09/15/22	1,051,700	0.2
1,115,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	1,151,237	0.2
485,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/27	489,547	0.1
1,120,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	1,162,000	0.2
2,895,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	3,046,987	0.5
1,500,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/24	1,586,250	0.2
2,050,000		CenturyLink, Inc., 5.625%, 04/01/20	2,156,907	0.3
1,000,000		CenturyLink, Inc., 5.800%, 03/15/22	1,034,320	0.2
675,000	L	CenturyLink, Inc., 7.500%, 04/01/24	715,291	0.1
955,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	974,100	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
270,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	275,400	0.0
730,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	761,478	0.1
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	104,737	0.0
2,030,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	2,055,375	0.3
1,740,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,831,350	0.3
2,585,000		CSC Holdings LLC, 5.250%, 06/01/24	2,581,769	0.4
1,375,000	#	CSC Holdings LLC, 6.625%, 10/15/25	1,498,750	0.2
2,530,000	#	CSC Holdings LLC, 10.875%, 10/15/25	3,048,650	0.5
1,070,000		DISH DBS Corp., 5.000%, 03/15/23	1,077,490	0.2
1,200,000		DISH DBS Corp., 5.875%, 11/15/24	1,264,500	0.2
1,800,000		DISH DBS Corp., 5.875%, 07/15/22	1,895,616	0.3
1,070,000		DISH DBS Corp., 6.750%, 06/01/21	1,157,606	0.2
1,560,000		DISH DBS Corp., 7.750%, 07/01/26	1,817,400	0.3
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	864,500	0.1
560,000		Frontier Communications Corp., 8.875%, 09/15/20	592,900	0.1
1,705,000		Frontier Communications Corp., 10.500%, 09/15/22	1,734,837	0.3
1,900,000		Frontier Communications Corp., 11.000%, 09/15/25	1,851,313	0.3
1,685,000	#	Gray Television, Inc., 5.125%, 10/15/24	1,668,150	0.3
500,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	413,125	0.1
500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	458,125	0.1
940,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	851,875	0.1
1,000,000		Intelsat Luxembourg SA, 8.125%, 06/01/23	609,375	0.1
80,000		Lamar Media Corp., 5.750%, 02/01/26	85,900	0.0
1,000,000		Lamar Media Corp., 5.875%, 02/01/22	1,035,800	0.2
1,195,000		Level 3 Financing, Inc., 5.125%, 05/01/23	1,224,875	0.2
1,500,000		Level 3 Financing, Inc., 5.250%, 03/15/26	1,513,125	0.2
1,800,000		Level 3 Financing, Inc., 5.375%, 01/15/24	1,847,250	0.3
780,000		LIN Television Corp., 5.875%, 11/15/22	811,200	0.1
520,000		Match Group, Inc., 6.375%, 06/01/24	564,522	0.1
2,598,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,734,395	0.4
1,000,000	#	Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 08/15/23	1,068,750	0.2
1,750,000	#	s, 6.250%, 08/01/21	1,828,750	0.3
1,000,000		Netflix, Inc., 5.750%, 03/01/24	1,071,200	0.2
1,300,000		Netflix, Inc., 5.875%, 02/15/25	1,400,750	0.2
1,600,000	#	Nexstar Escrow Corp., 5.625%, 08/01/24	1,628,000	0.3
1,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,275,000	0.2
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	589,375	0.1
2,925,000	#	SFR Group SA, 6.250%, 05/15/24	2,954,250	0.5
1,750,000	#	SFR Group SA, 6.000%, 05/15/22	1,820,000	0.3
1,800,000	#	SFR Group SA, 7.375%, 05/01/26	1,860,750	0.3
2,230,000	#	Plantronics, Inc., 5.500%, 05/31/23	2,255,088	0.3
2,150,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	2,260,188	0.3
500,000	#	Sirius XM Radio, Inc., 5.375%, 07/15/26	512,500	0.1
1,660,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,784,500	0.3
3,000,000		Sprint Communications, Inc., 6.000%, 11/15/22	3,075,000	0.5
5,110,000		Sprint Corp., 7.125%, 06/15/24	5,467,700	0.8
3,250,000		Sprint Corp., 7.250%, 09/15/21	3,517,118	0.5
1,400,000		Sprint Nextel Corp., 6.875%, 11/15/28	1,482,250	0.2
1,320,000	#	Telesat Canada / Telesat LLC, 8.875%, 11/15/24	1,452,000	0.2
150,000		T-Mobile USA, Inc., 5.125%, 04/15/25	155,625	0.0
1,250,000		T-Mobile USA, Inc., 6.125%, 01/15/22	1,323,438	0.2
780,000		T-Mobile USA, Inc., 6.250%, 04/01/21	804,375	0.1
1,000,000		T-Mobile USA, Inc., 6.000%, 03/01/23	1,070,300	0.2
1,300,000		T-Mobile USA, Inc., 6.500%, 01/15/26	1,426,750	0.2
800,000		T-Mobile USA, Inc., 6.731%, 04/28/22	831,040	0.1
1,250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	1,340,625	0.2
250,000	#	Univision Communications, Inc., 5.125%, 02/15/25	246,875	0.0
2,500,000	#	Univision Communications, Inc., 5.125%, 05/15/23	2,500,000	0.4

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
2,360,000	#	West Corp., 5.375%, 07/15/22	2,327,550	0.4
1,200,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,225,500	0.2
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,365,675	0.2
2,045,000		Windstream Services LLC, 7.500%, 04/01/23	1,932,525	0.3
1,000,000		Windstream Services LLC, 7.750%, 10/15/20	1,017,500	0.2
500,000		Zayo Group LLC / Zayo Capital, Inc., 6.375%, 05/15/25	541,560	0.1
2,140,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,271,075	0.4
245,000	#	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/27	259,039	0.0
			119,055,100	18.6

		Consumer, Cyclical: 15.9%
1,750,000	#	Adient Global Holdings Ltd., 4.875%, 08/15/26	1,721,562	0.3
2,000,000	#	AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24	2,027,500	0.3
1,500,000		AMC Entertainment Holdings, Inc., 5.750%, 06/15/25	1,541,250	0.2
500,000		AMC Entertainment Holdings, Inc., 5.875%, 02/15/22	523,125	0.1
1,705,000	#	American Greetings Corp., 7.875%, 02/15/25	1,794,512	0.3
2,050,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	2,096,125	0.3
2,345,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,432,937	0.4
2,070,000	#	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/21	2,080,350	0.3
2,670,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,793,487	0.4
1,465,000		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc., 9.375%, 05/01/22	1,578,537	0.3
1,700,000		CalAtlantic Group, Inc., 5.250%, 06/01/26	1,700,000	0.3
2,000,000		Caleres, Inc., 6.250%, 08/15/23	2,095,000	0.3
495,000	#	Carlson Travel, Inc., 6.750%, 12/15/23	516,037	0.1
490,000	#	Carlson Travel, Inc., 9.500%, 12/15/24	514,500	0.1
1,300,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,378,000	0.2
1,940,000	#	CCM Merger, Inc., 6.000%, 03/15/22	1,983,650	0.3
2,115,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,178,450	0.3
1,315,000		Century Communities, Inc., 6.875%, 05/15/22	1,374,175	0.2
750,000	#	Century Communities, Inc., 6.875%, 05/15/22	783,750	0.1
1,975,000	#	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	1,979,938	0.3
1,960,000		Dana, Inc., 5.500%, 12/15/24	1,994,300	0.3
1,080,000	#	DBP Holding Corp., 7.750%, 10/15/20	734,400	0.1
2,585,000		Dollar Tree, Inc., 5.750%, 03/01/23	2,765,950	0.4
485,000	#	Eagle II Acquisition Co. LLC, 6.000%, 04/01/25	501,369	0.1
2,095,000	#	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24	2,294,025	0.4
820,000		Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	847,470	0.1
520,000		GLP Capital L.P. / GLP Financing II, Inc., 4.375%, 04/15/21	535,600	0.1
1,040,000		GLP Capital L.P. / GLP Financing II, Inc., 5.375%, 04/15/26	1,076,400	0.2
1,970,000		Goodyear Tire & Rubber Co., 5.125%, 11/15/23	2,054,956	0.3
825,000	#	Guitar Center, Inc., 6.500%, 04/15/19	697,125	0.1
900,000	#	Guitar Center, Inc., 9.625%, 04/15/20	623,250	0.1
1,400,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,477,000	0.2
375,000	#	HD Supply, Inc., 5.750%, 04/15/24	395,363	0.1
970,000	#	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 04/01/25	982,125	0.2
1,455,000	#	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.875%, 04/01/27	1,473,188	0.2
2,690,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,622,750	0.4
860,000	#	International Game Technology PLC, 5.625%, 02/15/20	903,000	0.1
900,000	#	International Game Technology PLC, 6.250%, 02/15/22	965,250	0.2
865,000	#	International Game Technology PLC, 6.500%, 02/15/25	925,550	0.2
1,040,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	1,060,800	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
1,040,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	1,064,700	0.2
2,145,000		L Brands, Inc., 6.750%, 07/01/36	2,054,481	0.3
475,000	#	Landry's, Inc., 6.750%, 10/15/24	494,000	0.1
2,115,000	#	Lions Gate Entertainment Corp., 5.875%, 11/01/24	2,204,888	0.3
1,700,000		M/I Homes, Inc., 6.750%, 01/15/21	1,788,298	0.3
1,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,017,000	0.2
1,000,000		Meritage Homes Corp., 7.150%, 04/15/20	1,098,630	0.2
1,466,000		Meritage Homes Corp., 7.000%, 04/01/22	1,649,250	0.3
2,000,000		MGM Resorts International, 6.000%, 03/15/23	2,157,500	0.3
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,733,438	0.3
250,000	#,L	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/21	151,780	0.0
1,750,000	#,&,L	Neiman Marcus Group Ltd., Inc., 8.750%, 10/15/21	993,125	0.2
3,095,000	#	PetSmart, Inc., 7.125%, 03/15/23	2,947,987	0.5
800,000		PulteGroup, Inc., 5.500%, 03/01/26	831,000	0.1
2,085,000	#,L	Rite Aid Corp., 6.125%, 04/01/23	2,074,575	0.3
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	256,800	0.0
1,908,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 6.125%, 08/15/21	1,946,160	0.3
600,000		CalAtlantic Group, Inc., 5.375%, 10/01/22	629,250	0.1
790,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	846,288	0.1
1,685,000		Scientific Games International, Inc., 10.000%, 12/01/22	1,802,950	0.3
1,705,000	#	Silversea Cruise Finance Ltd., 7.250%, 02/01/25	1,803,038	0.3
790,000	#	Six Flags Entertainment Corp., 4.875%, 07/31/24	781,606	0.1
1,585,000	#	Six Flags Entertainment Corp., 5.500%, 04/15/27	1,585,000	0.2
780,000		Sonic Automotive, Inc., 5.000%, 05/15/23	761,966	0.1
725,000	#	Sonic Automotive, Inc., 6.125%, 03/15/27	727,719	0.1
2,096,000		Springs Industries, Inc., 6.250%, 06/01/21	2,164,120	0.3
1,100,000		CalAtlantic Group, Inc., 8.375%, 01/15/21	1,280,125	0.2
1,450,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,196,250	0.2
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	1,905,488	0.3
657,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	682,459	0.1
1,960,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	2,067,800	0.3
1,120,000	#	Wolverine World Wide, Inc., 5.000%, 09/01/26	1,055,600	0.2
			101,776,027	15.9

		Consumer, Non-cyclical: 18.7%
1,160,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	1,177,400	0.2
1,000,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/23	1,040,620	0.2
110,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/24	116,050	0.0
2,615,000	#	Albertsons Cos LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 06/15/24	2,680,375	0.4
830,000	#	Alere, Inc., 6.375%, 07/01/23	847,637	0.1
1,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,567,500	0.2
1,320,000	#,&	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	666,600	0.1
1,335,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,159,781	0.2
2,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	2,379,375	0.4
1,930,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,915,525	0.3
1,875,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,870,781	0.3
1,245,000	#	Cardtronics, Inc. / Cardtronics USA, 5.500%, 05/01/25	1,263,675	0.2
515,000		Centene Corp., 4.750%, 01/15/25	519,187	0.1
1,775,000		Centene Corp., 5.625%, 02/15/21	1,862,152	0.3
1,180,000		Centene Corp., 6.125%, 02/15/24	1,269,975	0.2
2,085,000		Central Garden & Pet Co., 6.125%, 11/15/23	2,210,100	0.3
970,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/23	993,037	0.2
190,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	174,800	0.0
1,525,000	L	CHS/Community Health Systems, Inc., 8.000%, 11/15/19	1,500,219	0.2
1,250,000		Cott Beverages, Inc., 5.375%, 07/01/22	1,279,687	0.2
1,455,000	#	Cott Holdings, Inc., 5.500%, 04/01/25	1,484,536	0.2
1,340,000		DaVita, Inc., 5.125%, 07/15/24	1,355,912	0.2
1,190,000	#	Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/23	1,033,063	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
515,000	#	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/25	441,612	0.1
840,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	859,160	0.1
1,805,000		Envision Healthcare Corp., 5.625%, 07/15/22	1,856,894	0.3
2,000,000	#	FAGE International SA/ FAGE USA Dairy Industry, Inc., 5.625%, 08/15/26	2,010,000	0.3
485,000	#	Gartner, Inc., 5.125%, 04/01/25	495,306	0.1
3,620,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,916,387	0.6
4,315,000		HCA, Inc., 5.375%, 02/01/25	4,498,387	0.7
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,063,250	0.3
850,000		HealthSouth Corp., 5.750%, 11/01/24	860,625	0.1
468,000	#	Herc Rentals, Inc., 7.500%, 06/01/22	499,590	0.1
454,000	#	Herc Rentals, Inc., 7.750%, 06/01/24	485,780	0.1
835,000	#,L	Hertz Corp., 5.500%, 10/15/24	729,581	0.1
480,000	L	Hertz Corp., 6.750%, 04/15/19	481,200	0.1
1,000,000	L	Hertz Corp., 7.375%, 01/15/21	1,001,875	0.2
880,000	#	High Ridge Brands Co., 8.875%, 03/15/25	899,800	0.1
2,305,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,400,081	0.4
2,095,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,194,513	0.3
1,150,000	#	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	1,187,375	0.2
830,000	#	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	842,450	0.1
1,250,000	#	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/24	1,293,750	0.2
2,700,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	2,727,000	0.4
990,000	#	Lamb Weston Holdings, Inc., 4.625%, 11/01/24	1,012,275	0.2
990,000	#	Lamb Weston Holdings, Inc., 4.875%, 11/01/26	1,012,275	0.2
1,960,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,048,200	0.3
2,080,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,158,000	0.3
1,815,000		Molina Healthcare, Inc., 5.375%, 11/15/22	1,886,475	0.3
2,900,000	#	MPH Acquisition Holdings LLC, 7.125%, 06/01/24	3,125,113	0.5
785,000	#	Nature's Bounty Co., 7.625%, 05/15/21	828,175	0.1
779,000	#	Nielsen Co. Luxembourg SARL., 5.500%, 10/01/21	811,134	0.1
1,965,000		Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 01/15/24	2,058,338	0.3
600,000	#	Post Holdings, Inc., 5.000%, 08/15/26	576,000	0.1
1,400,000	#	Post Holdings, Inc., 7.750%, 03/15/24	1,550,794	0.2
1,150,000	#	Post Holdings, Inc., 8.000%, 07/15/25	1,296,625	0.2
1,635,000		Quad/Graphics, Inc., 7.000%, 05/01/22	1,643,175	0.3
1,800,000	#,L	Quorum Health Corp., 11.625%, 04/15/23	1,577,250	0.3
1,960,000		Revlon Consumer Products Corp., 6.250%, 08/01/24	1,960,000	0.3
585,000	L	RR Donnelley & Sons Co., 6.000%, 04/01/24	547,706	0.1
500,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	510,000	0.1
420,000		ServiceMaster Co. LLC, 7.450%, 08/15/27	460,950	0.1
1,050,000	#	Shearers Foods LLC / Chip Fin Corp., 9.000%, 11/01/19	1,095,938	0.2
1,975,000	#	Southern Graphics, Inc., 8.375%, 10/15/20	2,014,500	0.3
1,355,000		Spectrum Brands, Inc., 5.750%, 07/15/25	1,439,688	0.2
2,040,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,091,000	0.3
1,230,000	#,&	Sterigenics-Nordion Topco LLC, 8.125%, 11/01/21	1,263,825	0.2
1,580,000		Teleflex, Inc., 5.250%, 06/15/24	1,619,500	0.3
1,000,000		Tenet Healthcare Corp., 6.000%, 10/01/20	1,060,000	0.2
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/20	2,009,563	0.3
2,860,000	L	Tenet Healthcare Corp., 6.750%, 06/15/23	2,817,100	0.4
195,000	#,L	Tenet Healthcare Corp., 7.500%, 01/01/22	211,088	0.0
1,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	1,047,500	0.2
500,000		United Rentals North America, Inc., 5.500%, 05/15/27	506,250	0.1
1,500,000		United Rentals North America, Inc., 6.125%, 06/15/23	1,573,125	0.2
223,000		United Rentals North America, Inc., 7.625%, 04/15/22	232,617	0.0
1,575,000	#	US Foods, Inc., 5.875%, 06/15/24	1,641,938	0.3
1,620,000	#,L	Valeant Pharmaceuticals International, Inc., 5.375%, 03/15/20	1,455,975	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,750,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	1,356,250	0.2
420,000	#	Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/25	324,975	0.1
360,000	#	Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22	371,250	0.1
485,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	498,944	0.1
990,000	#,L	Valeant Pharmaceuticals International, 6.375%, 10/15/20	900,900	0.1
4,315,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	3,743,263	0.6
2,575,000	#	Vizient, Inc., 10.375%, 03/01/24	2,945,156	0.5
			119,395,433	18.7

		Energy: 11.9%
960,000	#	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 09/15/24	979,200	0.2
2,750,000		Antero Resources Corp., 5.125%, 12/01/22	2,799,844	0.4
900,000	#	Antero Resources Corp., 5.000%, 03/01/25	886,500	0.1
1,460,000	#	California Resources Corp., 8.000%, 12/15/22	1,195,375	0.2
1,250,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	1,056,250	0.2
2,000,000		Cenovus Energy, Inc., 3.800%, 09/15/23	2,022,866	0.3
1,235,000	#	Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	1,292,119	0.2
1,520,000	L	Chesapeake Energy Corp., 6.125%, 02/15/21	1,482,000	0.2
700,000	L	Chesapeake Energy Corp., 6.625%, 08/15/20	702,625	0.1
2,295,000	#,L	Chesapeake Energy Corp., 8.000%, 01/15/25	2,303,606	0.4
2,015,000		CONSOL Energy, Inc., 5.875%, 04/15/22	2,002,406	0.3
1,400,000		Continental Resources, Inc./OK, 4.500%, 04/15/23	1,372,000	0.2
1,500,000		Continental Resources, Inc./OK, 5.000%, 09/15/22	1,520,625	0.2
500,000	#	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/25	511,875	0.1
1,000,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/23	1,042,500	0.2
1,485,000	#	Diamondback Energy, Inc., 4.750%, 11/01/24	1,501,186	0.2
2,045,000		Eclipse Resources Corp., 8.875%, 07/15/23	2,096,125	0.3
1,200,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,344,000	0.2
1,750,000	L	Ensco PLC, 5.200%, 03/15/25	1,526,875	0.2
800,000		Ensco PLC, 5.750%, 10/01/44	604,000	0.1
1,470,000	#	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/21	1,563,712	0.2
1,465,000	#	Gulfport Energy Corp., 6.000%, 10/15/24	1,428,375	0.2
495,000	#	Gulfport Energy Corp., 6.375%, 05/15/25	487,575	0.1
1,750,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	1,649,375	0.3
1,120,000	#	Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.000%, 08/01/24	1,178,800	0.2
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	964,750	0.1
1,985,000		Murphy Oil Corp., 4.700%, 12/01/22	1,930,412	0.3
530,000		Murphy Oil Corp., 6.875%, 08/15/24	563,125	0.1
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,010,275	0.3
1,470,000	#	Murray Energy Corp., 11.250%, 04/15/21	1,142,925	0.2
1,800,000		Newfield Exploration Co., 5.625%, 07/01/24	1,905,750	0.3
495,000	L	Noble Holding International Ltd., 7.750%, 01/15/24	477,675	0.1
825,000		Northern Oil And Gas, Inc., 8.000%, 06/01/20	705,375	0.1
2,285,000	L	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,324,988	0.4
480,000	#	PDC Energy, Inc., 6.125%, 09/15/24	494,400	0.1
1,050,000	#	Range Resources Corp., 5.875%, 07/01/22	1,086,750	0.2
1,950,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,062,125	0.3
1,985,000		Rowan Cos, Inc., 5.400%, 12/01/42	1,498,675	0.2
400,000		Sanchez Energy Corp., 7.750%, 06/15/21	397,000	0.1
360,000		SemGroup Corp. / Rose Rock Finance Corp., 5.625%, 07/15/22	357,527	0.1
625,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	628,125	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,215,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/25	1,215,000	0.2
405,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	411,075	0.1
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	507,500	0.1
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	527,800	0.1
102,000		SunCoke Energy, Inc., 7.625%, 08/01/19	100,725	0.0
2,225,000		Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	2,269,500	0.4
3,250,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	3,339,375	0.5
545,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.750%, 03/15/24	594,050	0.1
240,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	251,400	0.0
2,000,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,097,500	0.3
950,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.375%, 05/01/24	1,033,125	0.2
2,367,000		Unit Corp., 6.625%, 05/15/21	2,343,330	0.4
970,000	#	Vermilion Energy, Inc., 5.625%, 03/15/25	965,150	0.1
1,300,000		Weatherford International LLC, 6.800%, 06/15/37	1,257,750	0.2
1,250,000	L	Weatherford International Ltd., 4.500%, 04/15/22	1,203,125	0.2
1,465,000	#	WildHorse Resource Development Corp., 6.875%, 02/01/25	1,402,738	0.2
3,240,000		WPX Energy, Inc., 6.000%, 01/15/22	3,321,000	0.5
			75,939,834	11.9

		Financial: 5.5%
2,600,000		Ally Financial, Inc., 5.750%, 11/20/25	2,671,500	0.4
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,688,437	0.3
735,000		Ally Financial, Inc., 8.000%, 03/15/20	826,875	0.1
250,000		CIT Group, Inc., 5.375%, 05/15/20	267,033	0.0
1,060,000		CIT Group, Inc., 5.000%, 08/15/22	1,112,332	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	302,687	0.0
1,150,000	#	CNG Holdings, Inc., 9.375%, 05/15/20	1,055,125	0.2
965,000		Equinix, Inc., 5.375%, 04/01/23	1,009,631	0.2
1,300,000		Equinix, Inc., 5.750%, 01/01/25	1,381,250	0.2
2,850,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	2,880,267	0.4
1,120,000	#	FBM Finance, Inc., 8.250%, 08/15/21	1,192,800	0.2
1,000,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	1,035,000	0.2
1,400,000		Iron Mountain, Inc., 5.750%, 08/15/24	1,435,000	0.2
435,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	456,750	0.1
1,100,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/24	1,166,000	0.2
200,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.250%, 08/01/26	198,000	0.0
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/24	1,022,500	0.2
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 6.375%, 03/01/24	1,080,000	0.2
1,965,000		Navient Corp., 5.875%, 10/25/24	1,842,188	0.3
1,250,000		Navient Corp., 6.125%, 03/25/24	1,196,875	0.2
560,000		Navient Corp., 6.625%, 07/26/21	581,000	0.1
2,380,000		Navient Corp., 7.250%, 09/25/23	2,403,800	0.4
2,040,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	2,131,800	0.3
2,800,000		Royal Bank of Scotland Group PLC, 8.625%, 12/29/49	2,926,000	0.4
520,000		SLM Corp., 5.125%, 04/05/22	520,000	0.1
990,000	#	Uniti Group, Inc. / CSL Capital LLC, 7.125%, 12/15/24	1,007,325	0.1
1,725,000		Uniti Group, Inc. / CSL Capital LLC, 8.250%, 10/15/23	1,828,500	0.3
			35,218,675	5.5

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 10.5%
1,975,000	#	Advanced Disposal Services, Inc., 5.625%, 11/15/24	1,999,687	0.3
370,000		AECOM, 5.750%, 10/15/22	389,887	0.1
2,120,000		AECOM, 5.875%, 10/15/24	2,263,100	0.3
2,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,354,062	0.4
125,000		Allegion PLC, 5.875%, 09/15/23	134,063	0.0
1,070,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	1,119,487	0.2
2,425,000	#,&	ARD Finance SA, 7.125%, 09/15/23	2,503,812	0.4
508,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/25	514,985	0.1
1,425,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,530,094	0.2
1,580,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,655,050	0.3
1,034,000	#	BMC East LLC, 5.500%, 10/01/24	1,054,680	0.2
2,435,000	#	Bombardier, Inc., 8.750%, 12/01/21	2,672,413	0.4
400,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	407,500	0.1
2,500,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	2,918,750	0.4
1,250,000	#	BWAY Holding Co., 7.250%, 04/15/25	1,253,125	0.2
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,546,875	0.2
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,296,875	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,758,700	0.3
2,440,000	#	James Hardie International Finance Ltd., 5.875%, 02/15/23	2,531,500	0.4
1,355,000	#	Koppers, Inc., 6.000%, 02/15/25	1,402,425	0.2
1,265,000	#	Masonite International Corp., 5.625%, 03/15/23	1,297,244	0.2
2,325,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,435,438	0.4
1,440,000	#	Novelis Corp., 5.875%, 09/30/26	1,472,400	0.2
600,000	#	Novelis Corp., 6.250%, 08/15/24	627,000	0.1
1,630,000		Orbital ATK, Inc., 5.500%, 10/01/23	1,687,050	0.3
1,545,000		Oshkosh Corp., 5.375%, 03/01/22	1,608,731	0.2
725,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	768,500	0.1
1,975,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,114,484	0.3
2,120,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,706,600	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,060,000	0.3
1,030,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	1,059,613	0.2
135,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/24	144,788	0.0
2,435,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	2,520,225	0.4
500,000	#	Sealed Air Corp., 4.875%, 12/01/22	522,810	0.1
1,000,000	#	Sealed Air Corp., 5.125%, 12/01/24	1,043,750	0.2
500,000	#	Sealed Air Corp., 5.500%, 09/15/25	531,250	0.1
2,485,000	#	Shape Technologies Group, Inc., 7.625%, 02/01/20	2,559,550	0.4
2,765,000	#	Standard Industries, Inc./NJ, 6.000%, 10/15/25	2,868,688	0.4
440,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	451,000	0.1
2,000,000		Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/22	2,217,500	0.3
1,200,000		TransDigm, Inc., 6.375%, 06/15/26	1,203,708	0.2
820,000		TransDigm, Inc., 6.500%, 05/15/25	829,225	0.1
1,000,000		TransDigm, Inc., 6.500%, 07/15/24	1,015,000	0.2
1,560,000		WESCO Distribution, Inc., 5.375%, 06/15/24	1,606,800	0.2
1,620,000	#	Zekelman Industries, Inc., 9.875%, 06/15/23	1,814,400	0.3
			67,472,824	10.5

		Technology: 5.8%
2,550,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,581,875	0.4
1,400,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	1,403,500	0.2
475,000	#	Camelot Finance SA, 7.875%, 10/15/24	504,683	0.1
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,578,750	0.2
605,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/25	617,856	0.1
800,000		CDW LLC / CDW Finance Corp., 6.000%, 08/15/22	849,456	0.1
970,000	#	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	997,887	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
1,200,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	1,296,238	0.2
540,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 06/15/21	567,866	0.1
1,200,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	1,312,957	0.2
540,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 06/15/24	597,246	0.1
1,445,000	#	Donnelley Financial Solutions, Inc., 8.250%, 10/15/24	1,495,575	0.2
1,895,000	#	Entegris, Inc., 6.000%, 04/01/22	1,985,013	0.3
500,000	#	First Data Corp., 5.000%, 01/15/24	510,625	0.1
500,000	#	First Data Corp., 5.375%, 08/15/23	521,875	0.1
1,000,000	#	First Data Corp., 5.750%, 01/15/24	1,035,250	0.2
4,000,000	#	First Data Corp., 7.000%, 12/01/23	4,300,000	0.7
1,890,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,941,975	0.3
1,955,000	#	Micron Technology, Inc., 5.250%, 01/15/24	2,017,931	0.3
590,000	#	MSCI, Inc., 5.250%, 11/15/24	623,925	0.1
1,125,000	#	MSCI, Inc., 5.750%, 08/15/25	1,200,938	0.2
750,000		NCR Corp., 5.000%, 07/15/22	765,000	0.1
1,800,000		NCR Corp., 6.375%, 12/15/23	1,899,000	0.3
1,720,000	#	Open Text Corp., 5.625%, 01/15/23	1,797,400	0.3
800,000	#	Open Text Corp., 5.875%, 06/01/26	840,000	0.1
440,000		Qorvo, Inc., 6.750%, 12/01/23	479,050	0.1
440,000		Qorvo, Inc., 7.000%, 12/01/25	488,400	0.1
1,000,000	#	Quintiles IMS, Inc., 5.000%, 10/15/26	1,006,250	0.2
1,425,000	#	RP Crown Parent LLC, 7.375%, 10/15/24	1,489,125	0.2
600,000	#	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/23	634,500	0.1
			37,340,146	5.8

		Utilities: 1.4%
1,225,000	L	Calpine Corp., 5.375%, 01/15/23	1,246,437	0.2
1,725,000		Calpine Corp., 5.750%, 01/15/25	1,720,481	0.3
1,000,000		DPL, Inc., 7.250%, 10/15/21	1,068,700	0.2
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,563,930	0.2
1,000,000		NRG Energy, Inc., 6.250%, 07/15/22	1,027,500	0.1
1,700,000	#	NRG Energy, Inc., 6.625%, 01/15/27	1,704,250	0.3
475,000		NRG Energy, Inc., 7.250%, 05/15/26	491,625	0.1
127,000		NRG Energy, Inc., 7.875%, 05/15/21	131,128	0.0
			8,954,051	1.4

	Total Corporate Bonds/Notes (Cost $598,702,246)		616,096,390	96.3

BANK LOANS: 0.6%
		Communications: 0.4%
2,750,000		Clear Channel Communications, Inc. Term Loan D, 7.732%, 01/30/19	2,374,166	0.4

		Consumer, Non-cyclical: 0.2%
1,229,782		Kindred Healthcare, Inc., 4.310%, 04/09/21	1,238,222	0.2

		Steel: 0.0%
331,373		FMG Resources (August 2006) Pty Ltd. Term Loan B, 2.750%, 06/28/19	333,568	0.0

	Total Bank Loans (Cost $3,825,851)		3,945,956	0.6

Shares		Value	Percentage of Net Assets
COMMON STOCK: –%
Consumer Discretionary: –%
195	@ American Media, Inc.	–	–

	Total Common Stock (Cost $7,957)	–	–

	Total Long-Term Investments (Cost $602,536,054)	620,042,346	96.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.9%
		Corporate Bonds/Notes: 0.3%
1,536,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,501,440	0.3
200,000	L	Frontier Communications Corp., 8.250%, 04/15/17	200,375	0.0
			1,701,815	0.3

		Commercial Paper: 1.4%
4,000,000		CVS, 1.200%, 04/03/17	3,999,633	0.6
5,000,000		Kroger Co., 1.120%, 04/03/17	4,999,541	0.8
			8,999,174	1.4

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: 5.5%
8,421,251	Citigroup, Inc., Repurchase Agreement dated 03/31/17, 0.81%, due 04/03/17 (Repurchase Amount $8,421,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $8,589,676, due 04/01/17-06/01/52)	8,421,251	1.3
8,421,251	HSBC Securities USA, Repurchase Agreement dated 03/31/17, 0.78%, due 04/03/17 (Repurchase Amount $8,421,791, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $8,589,684, due 09/01/23-11/01/46)	8,421,251	1.3
8,421,251	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/31/17, 0.83%, due 04/03/17 (Repurchase Amount $8,421,825, collateralized by various U.S. Government Agency Obligations, 1.840%-7.000%, Market Value plus accrued interest $8,589,676, due 05/01/17-12/01/46)	8,421,251	1.3
8,421,251	Mizuho Securities USA Inc., Repurchase Agreement dated 03/31/17, 0.81%, due 04/03/17 (Repurchase Amount $8,421,812, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $8,589,676, due 09/01/31-02/20/47)	8,421,251	1.3
1,772,171	Royal Bank of Scotland PLC, Repurchase Agreement dated 03/31/17, 0.78%, due 04/03/17 (Repurchase Amount $1,772,285, collateralized by various U.S. Government Securities, 0.394%-2.250%, Market Value plus accrued interest $1,807,631, due 04/30/17-07/31/18)	1,772,171	0.3
		35,457,175	5.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
4,534,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.600%††
	(Cost $4,534,000)	4,534,000	0.7

	Total Short-Term Investments (Cost $50,751,230)	50,692,164	7.9

	Total Investments in Securities (Cost $653,287,284)	$670,734,510	104.8
	Liabilities in Excess of Other Assets	(30,457,618)	(4.8)
	Net Assets	$640,276,892	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at March 31, 2017.
±	Defaulted security

Cost for federal income tax purposes is $653,320,055.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$24,891,472
Gross Unrealized Depreciation	(7,477,017)
Net Unrealized Appreciation	$17,414,455

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.4%
		Basic Materials: 0.8%
2,000,000		ArcelorMittal, 6.250%, 03/01/21	2,170,000	0.1
431,000		Barrick Gold Corp., 4.100%, 05/01/23	462,690	0.0
4,465,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.400%, 12/01/26	4,474,475	0.1
2,250,000		Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	2,374,606	0.1
1,200,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	1,266,456	0.0
3,255,000		Dow Chemical Co., 4.625%, 10/01/44	3,350,280	0.1
2,020,000		Eastman Chemical Co., 2.700%, 01/15/20	2,048,433	0.1
1,861,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	1,876,845	0.0
1,960,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	1,993,884	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,389,656	0.0
1,126,000		Goldcorp, Inc., 3.700%, 03/15/23	1,148,871	0.0
3,160,000		LYB International Finance II BV, 3.500%, 03/02/27	3,107,190	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,871,775	0.0
2,810,000		PolyOne Corp., 5.250%, 03/15/23	2,845,125	0.1
			30,380,286	0.8

		Communications: 4.0%
3,132,000		21st Century Fox America, Inc., 3.000%, 09/15/22	3,136,532	0.1
2,455,000		Alibaba Group Holding Ltd., 3.600%, 11/28/24	2,476,776	0.1
800,000	#	Altice Financing SA, 6.625%, 02/15/23	834,000	0.0
3,627,000		AT&T, Inc., 2.800%, 02/17/21	3,640,696	0.1
1,274,000		AT&T, Inc., 3.600%, 02/17/23	1,291,795	0.0
4,854,000		AT&T, Inc., 3.800%, 03/15/22	5,025,890	0.1
3,672,000		AT&T, Inc., 4.125%, 02/17/26	3,730,124	0.1
2,790,000		AT&T, Inc., 4.250%, 03/01/27	2,836,175	0.1
2,457,000		AT&T, Inc., 4.550%, 03/09/49	2,212,106	0.1
6,554,000		AT&T, Inc., 4.800%, 06/15/44	6,162,320	0.2
1,500,000		AT&T, Inc., 5.150%, 03/15/42	1,493,041	0.0
104,000		AT&T, Inc., 5.350%, 09/01/40	107,191	0.0
5,001,000		AT&T, Inc., 5.450%, 03/01/47	5,110,642	0.1
2,092,000		CBS Corp., 2.900%, 01/15/27	1,952,311	0.1
3,552,000		CBS Corp., 4.600%, 01/15/45	3,478,381	0.1
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	1,032,390	0.0
475,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	495,188	0.0
920,000		CenturyLink, Inc., 6.750%, 12/01/23	962,550	0.0
2,459,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	2,592,541	0.1
4,885,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/25	5,166,796	0.1
1,969,000	#	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.375%, 05/01/47	1,984,758	0.1
2,900,000	#	CommScope Technologies LLC, 5.000%, 03/15/27	2,902,755	0.1
2,000,000		CSC Holdings LLC, 5.250%, 06/01/24	1,997,500	0.1
1,683,000		Digicel Ltd., 6.000%, 04/15/21	1,537,841	0.0
707,000	#	Digicel Ltd., 6.750%, 03/01/23	634,533	0.0
1,500,000		DISH DBS Corp., 5.875%, 07/15/22	1,579,680	0.0
3,809,000		eBay, Inc., 4.000%, 07/15/42	3,249,572	0.1
5,455,000		Level 3 Communications, Inc., 5.750%, 12/01/22	5,659,563	0.1
1,380,000	#	Millicom International Cellular SA, 4.750%, 05/22/20	1,413,313	0.0
2,000,000	#	Millicom International Cellular SA, 6.625%, 10/15/21	2,102,400	0.1
1,525,000		Netflix, Inc., 5.750%, 03/01/24	1,633,580	0.0
2,985,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	3,059,625	0.1
860,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	870,715	0.0
3,000,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	3,045,000	0.1
2,880,000	#	Sirius XM Radio, Inc., 5.375%, 04/15/25	2,954,880	0.1
2,035,000		TEGNA, Inc., 6.375%, 10/15/23	2,159,644	0.1
625,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	633,260	0.0
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,652,044	0.1
2,131,000		Time Warner Cable LLC, 5.500%, 09/01/41	2,185,300	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
2,566,000		Time Warner Cable LLC, 5.875%, 11/15/40	2,732,107	0.1
2,812,000		Time Warner, Inc., 4.050%, 12/15/23	2,918,333	0.1
3,637,000		Time Warner, Inc., 4.850%, 07/15/45	3,549,668	0.1
1,881,000		Time Warner, Inc., 5.350%, 12/15/43	1,936,480	0.1
1,251,000		Time Warner, Inc., 6.500%, 11/15/36	1,491,053	0.0
1,435,000		T-Mobile USA, Inc., 6.625%, 04/01/23	1,534,991	0.0
5,630,000	#	Univision Communications, Inc., 5.125%, 02/15/25	5,559,625	0.1
2,350,000	#	UPCB Finance IV Ltd., 5.375%, 01/15/25	2,376,438	0.1
4,701,000		Verizon Communications, Inc., 3.000%, 11/01/21	4,724,336	0.1
3,285,000		Verizon Communications, Inc., 3.500%, 11/01/24	3,262,478	0.1
7,358,000		Verizon Communications, Inc., 4.150%, 03/15/24	7,644,292	0.2
5,386,000	#	Verizon Communications, Inc., 4.812%, 03/15/39	5,262,084	0.1
2,126,000		Verizon Communications, Inc., 4.862%, 08/21/46	2,052,340	0.1
4,715,000		Verizon Communications, Inc., 5.012%, 08/21/54	4,519,285	0.1
2,897,000		Verizon Communications, Inc., 5.050%, 03/15/34	2,951,487	0.1
780,000		Viacom, Inc., 4.375%, 03/15/43	678,368	0.0
			149,186,773	4.0

		Consumer, Cyclical: 1.8%
1,490,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	1,510,487	0.0
2,460,000		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/29	2,406,323	0.1
2,585,000		American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/30	2,598,700	0.1
500,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	515,000	0.0
3,709,000		CVS Health Corp., 5.125%, 07/20/45	4,101,123	0.1
1,466,000		Ford Motor Co., 4.750%, 01/15/43	1,381,878	0.0
2,150,000		Ford Motor Co., 5.291%, 12/08/46	2,160,806	0.1
3,020,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	3,039,754	0.1
1,065,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	1,224,555	0.0
1,335,000		General Motors Co., 4.875%, 10/02/23	1,426,115	0.0
2,837,000		General Motors Financial Co., Inc., 4.000%, 10/06/26	2,801,106	0.1
1,570,000		General Motors Financial Co., Inc., 4.350%, 01/17/27	1,585,928	0.0
2,666,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	2,711,815	0.1
540,000		Goodyear Tire & Rubber Co/The, 4.875%, 03/15/27	541,350	0.0
576,000		Kohl's Corp., 5.550%, 07/17/45	522,658	0.0
3,560,000		Lowe's Cos, Inc., 3.700%, 04/15/46	3,312,619	0.1
4,051,000		McDonald's Corp., 4.875%, 12/09/45	4,324,305	0.1
2,292,000		MDC Holdings, Inc., 6.000%, 01/15/43	2,048,704	0.1
2,390,000		MGM Resorts International, 4.625%, 09/01/26	2,330,250	0.1
1,445,000	#	Nemak SA de CV, 5.500%, 02/28/23	1,508,219	0.0
3,343,000		Newell Brands, Inc., 5.500%, 04/01/46	3,807,115	0.1
2,240,000		Nordstrom, Inc., 4.000%, 03/15/27	2,235,312	0.1
3,773,000		NVR, Inc., 3.950%, 09/15/22	3,908,138	0.1
1,605,000	#	Six Flags Entertainment Corp., 4.875%, 07/31/24	1,587,947	0.0
3,210,000	#	Six Flags Entertainment Corp., 5.500%, 04/15/27	3,210,000	0.1
2,230,000		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	2,196,550	0.1
2,620,000		United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/30	2,523,401	0.1
5,930,000		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/30	5,737,690	0.1
			67,257,848	1.8

		Consumer, Non-cyclical: 4.5%
2,232,000		Abbott Laboratories, 2.800%, 09/15/20	2,256,879	0.1
2,050,000		Abbott Laboratories, 3.750%, 11/30/26	2,051,316	0.1
2,986,000		Abbott Laboratories, 4.750%, 11/30/36	3,087,440	0.1
6,590,000		Abbott Laboratories, 4.900%, 11/30/46	6,859,538	0.2
1,510,000		AbbVie, Inc., 3.200%, 11/06/22	1,528,688	0.0
3,348,000		AbbVie, Inc., 3.200%, 05/14/26	3,224,301	0.1
1,960,000		AbbVie, Inc., 3.600%, 05/14/25	1,963,610	0.1
6,472,000		AbbVie, Inc., 4.450%, 05/14/46	6,215,353	0.2
770,000		Actavis Funding SCS, 3.450%, 03/15/22	785,474	0.0
2,416,000		Aetna, Inc., 2.800%, 06/15/23	2,399,189	0.1
12,564,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	12,726,716	0.3
4,161,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	4,418,761	0.1
2,506,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,537,052	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
3,463,000		Celgene Corp., 2.250%, 05/15/19	3,483,120	0.1
3,165,000		CHS/Community Health Systems, Inc., 5.125%, 08/01/21	3,141,262	0.1
1,401,000		Envision Healthcare Corp., 5.625%, 07/15/22	1,441,279	0.0
4,690,000		Estee Lauder Cos, Inc./The, 3.150%, 03/15/27	4,677,844	0.1
1,680,000		Express Scripts Holding Co., 3.400%, 03/01/27	1,585,398	0.0
2,430,000		Express Scripts Holding Co., 3.000%, 07/15/23	2,351,684	0.1
1,005,000		HCA, Inc., 5.250%, 04/15/25	1,070,325	0.0
1,500,000		HCA, Inc., 5.875%, 03/15/22	1,653,750	0.0
2,695,000		HealthSouth Corp., 5.125%, 03/15/23	2,708,475	0.1
1,790,000	#	Hill-Rom Holdings, Inc., 5.000%, 02/15/25	1,792,237	0.1
1,153,000		Humana, Inc., 3.150%, 12/01/22	1,159,356	0.0
3,430,000	#	Imperial Brands Finance PLC, 2.950%, 07/21/20	3,475,996	0.1
2,290,000	#	Imperial Brands Finance PLC, 3.750%, 07/21/22	2,354,402	0.1
1,300,000	#	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	1,319,500	0.0
3,432,000		Kraft Heinz Foods Co., 4.375%, 06/01/46	3,219,909	0.1
6,850,000		Kroger Co., 4.450%, 02/01/47	6,743,208	0.2
1,155,000		Medtronic, Inc., 3.625%, 03/15/24	1,199,116	0.0
3,094,000		Medtronic, Inc., 4.375%, 03/15/35	3,244,672	0.1
1,626,000		Medtronic, Inc., 4.625%, 03/15/45	1,750,695	0.0
4,156,000		Mylan NV, 3.150%, 06/15/21	4,177,370	0.1
1,690,000		Mylan NV, 3.750%, 12/15/20	1,734,903	0.0
2,578,000		Mylan NV, 3.950%, 06/15/26	2,527,961	0.1
4,940,000		PepsiCo, Inc., 4.450%, 04/14/46	5,267,532	0.1
3,414,000		Pfizer, Inc., 4.400%, 05/15/44	3,572,256	0.1
2,637,000		Philip Morris International, Inc., 4.250%, 11/10/44	2,616,073	0.1
6,230,000	#	Post Holdings, Inc., 5.000%, 08/15/26	5,980,800	0.2
2,784,000		Reynolds American, Inc., 5.850%, 08/15/45	3,283,987	0.1
1,369,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	1,334,775	0.0
7,690,000		Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	7,471,073	0.2
1,360,000		Sysco Corp., 2.500%, 07/15/21	1,356,692	0.0
2,070,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/23	1,967,111	0.1
6,980,000	L	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/26	6,444,418	0.2
2,680,000		Thermo Fisher Scientific, Inc., 2.950%, 09/19/26	2,556,597	0.1
1,490,000		United Rentals North America, Inc., 5.500%, 07/15/25	1,540,288	0.0
961,000		UnitedHealth Group, Inc., 4.250%, 04/15/47	984,889	0.0
3,060,000		UnitedHealth Group, Inc., 4.200%, 01/15/47	3,109,961	0.1
3,000,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,097,500	0.1
1,000,000	#	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21	810,000	0.0
1,000,000	#,L	Valeant Pharmaceuticals International, 6.375%, 10/15/20	910,000	0.0
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	784,613	0.0
1,753,000	#	Wm Wrigley Jr Co., 2.400%, 10/21/18	1,767,752	0.0
5,680,000		Zimmer Biomet Holdings, Inc., 3.550%, 04/01/25	5,625,608	0.2
			167,348,704	4.5

		Energy: 3.8%
2,020,000	L	Anadarko Petroleum Corp., 5.550%, 03/15/26	2,245,460	0.1
2,470,000		Anadarko Petroleum Corp., 4.850%, 03/15/21	2,644,387	0.1
870,000		Antero Resources Corp., 5.375%, 11/01/21	896,831	0.0
850,000		Antero Resources Corp., 5.625%, 06/01/23	873,375	0.0
1,637,000		Apache Corp., 5.100%, 09/01/40	1,689,744	0.1
5,049,000		Boardwalk Pipelines L.P., 5.950%, 06/01/26	5,600,568	0.2
1,876,000		BP Capital Markets PLC, 3.062%, 03/17/22	1,902,947	0.1
2,220,000		BP Capital Markets PLC, 3.119%, 05/04/26	2,174,823	0.1
5,310,000		BP Capital Markets PLC, 3.224%, 04/14/24	5,316,680	0.1
5,268,000		Cenovus Energy, Inc., 3.800%, 09/15/23	5,328,229	0.1
2,120,000		Columbia Pipeline Group, Inc., 4.500%, 06/01/25	2,224,601	0.1
400,000	#	Empresa Nacional del Petroleo, 3.750%, 08/05/26	387,734	0.0
1,652,000		Enable Midstream Partners L.P., 3.900%, 05/15/24	1,614,566	0.0
1,523,000		Enbridge Energy Partners L.P., 9.875%, 03/01/19	1,732,993	0.1
891,000		Enbridge, Inc., 3.500%, 06/10/24	876,004	0.0
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,198,400	0.0
4,040,000		Energy Transfer Partners L.P., 4.200%, 04/15/27	3,999,123	0.1
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,281,524	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
4,511,000		Energy Transfer Partners L.P., 5.300%, 04/15/47	4,346,037	0.1
1,244,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	1,415,111	0.0
2,170,000		Enterprise Products Operating LLC, 3.700%, 02/15/26	2,174,440	0.1
1,270,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	1,279,232	0.0
2,020,000		Enterprise Products Operating LLC, 4.900%, 05/15/46	2,071,001	0.1
2,120,000		Exxon Mobil Corp., 2.726%, 03/01/23	2,128,111	0.1
2,513,000		Exxon Mobil Corp., 3.043%, 03/01/26	2,515,375	0.1
3,000,000		Hess Corp., 4.300%, 04/01/27	2,959,734	0.1
4,314,000		Hess Corp., 5.800%, 04/01/47	4,499,985	0.1
285,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	268,612	0.0
1,270,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	1,287,823	0.0
624,000	L	Kinder Morgan Energy Partners L.P., 4.300%, 05/01/24	635,168	0.0
1,766,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	1,751,990	0.1
3,848,000	L	Kinder Morgan, Inc./DE, 4.300%, 06/01/25	3,937,351	0.1
1,308,000		Marathon Petroleum Corp., 5.000%, 09/15/54	1,144,376	0.0
6,260,000		MPLX L.P., 4.125%, 03/01/27	6,236,644	0.2
3,118,000		Occidental Petroleum Corp., 3.500%, 06/15/25	3,149,941	0.1
3,260,000		Occidental Petroleum Corp., 4.625%, 06/15/45	3,414,971	0.1
400,000		Pertamina Persero PT, 4.300%, 05/20/23	413,146	0.0
750,000		Pertamina Persero PT, 5.625%, 05/20/43	771,802	0.0
2,225,000	L	Petrobras Global Finance BV, 8.750%, 05/23/26	2,581,000	0.1
853,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	409,440	0.0
550,000	L	Petroleos Mexicanos, 4.500%, 01/23/26	528,550	0.0
330,000		Petroleos Mexicanos, 4.875%, 01/18/24	333,795	0.0
1,370,000		Petroleos Mexicanos, 5.500%, 06/27/44	1,215,943	0.0
1,250,000	#	Petroleos Mexicanos, 6.500%, 03/13/27	1,346,250	0.0
2,500,000		Petroleos Mexicanos, 6.875%, 08/04/26	2,781,250	0.1
806,667		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	798,488	0.0
2,709,000		Phillips 66 Partners L.P., 3.550%, 10/01/26	2,592,364	0.1
1,145,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	1,176,355	0.0
1,005,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	1,048,969	0.0
4,633,000	#	Sabine Pass Liquefaction LLC, 4.200%, 03/15/28	4,572,637	0.1
3,840,000		Shell International Finance BV, 3.250%, 05/11/25	3,881,023	0.1
2,042,000		Shell International Finance BV, 4.375%, 05/11/45	2,077,226	0.1
7,382,000		Shell International Finance BV, 4.000%, 05/10/46	7,114,447	0.2
2,945,000		Spectra Energy Partners L.P., 3.375%, 10/15/26	2,808,726	0.1
850,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	866,490	0.0
910,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/45	890,369	0.0
1,020,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	1,068,450	0.0
4,626,000		Williams Partners L.P., 3.600%, 03/15/22	4,697,120	0.1
3,013,000		Williams Partners L.P., 5.400%, 03/04/44	3,083,796	0.1
3,250,000	#	YPF SA, 8.500%, 03/23/21	3,570,157	0.1
2,600,000	#	YPF SA, 8.875%, 12/19/18	2,835,300	0.1
			140,666,984	3.8

		Financial: 10.1%
3,270,000	#,L	ABN AMRO Bank NV, 4.800%, 04/18/26	3,395,800	0.1
470,000		Aegon NV, 2.290%, 07/29/49	392,215	0.0
3,299,000		American International Group, Inc., 4.500%, 07/16/44	3,156,655	0.1
88,000		American International Group, Inc., 8.175%, 05/15/58	114,620	0.0
3,179,000		Air Lease Corp., 3.625%, 04/01/27	3,095,879	0.1
3,630,000		Air Lease Corp., 3.000%, 09/15/23	3,551,904	0.1
4,646,000		American Tower Corp., 3.500%, 01/31/23	4,678,973	0.1
3,538,000		Aon PLC, 4.750%, 05/15/45	3,546,682	0.1
5,270,000	#	Athene Global Funding, 2.875%, 10/23/18	5,301,710	0.1
5,840,000	#	Athene Global Funding, 4.000%, 01/25/22	5,942,025	0.2
400,000	#	Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/23	408,264	0.0
764,000		Banco Nacional de Comercio Exterior SNC, 4.375%, 10/14/25	778,325	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
375,000		Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	397,155	0.0
3,880,000		Bank of America Corp., 2.503%, 10/21/22	3,783,885	0.1
1,741,000		Bank of America Corp., 2.625%, 10/19/20	1,747,318	0.0
6,425,000		Bank of America Corp., 3.824%, 01/20/28	6,451,130	0.2
4,370,000		Bank of America Corp., 3.875%, 08/01/25	4,454,922	0.1
1,760,000		Bank of America Corp., 3.950%, 04/21/25	1,755,208	0.0
4,076,000		Bank of America Corp., 4.250%, 10/22/26	4,146,503	0.1
3,564,000		Bank of America Corp., 4.200%, 08/26/24	3,634,710	0.1
1,725,000		Bank of America Corp., 4.000%, 04/01/24	1,791,050	0.0
1,100,000		Bank of America Corp., 4.750%, 04/21/45	1,109,292	0.0
2,863,000		Bank of New York Mellon Corp., 4.625%, 12/29/49	2,755,637	0.1
7,393,000		Barclays PLC, 3.250%, 01/12/21	7,454,813	0.2
5,139,000		Barclays PLC, 4.337%, 01/10/28	5,139,216	0.1
2,045,000	#	BNP Paribas SA, 3.800%, 01/10/24	2,036,395	0.1
5,549,000		Boston Properties L.P., 2.750%, 10/01/26	5,117,393	0.1
1,333,000		BPCE SA, 2.500%, 12/10/18	1,342,250	0.0
5,145,000	#	BPCE SA, 5.150%, 07/21/24	5,291,766	0.1
2,521,000		Brixmor Operating Partnership LP, 3.875%, 08/15/22	2,584,028	0.1
3,080,000		Brookfield Finance LLC, 4.000%, 04/01/24	3,102,158	0.1
3,610,000		Capital One Financial Corp., 3.750%, 03/09/27	3,595,192	0.1
5,170,000	L	CBL & Associates L.P., 5.950%, 12/15/26	4,996,753	0.1
3,064,000		Citigroup, Inc., 3.200%, 10/21/26	2,930,357	0.1
5,630,000		Citigroup, Inc., 3.887%, 01/10/28	5,665,897	0.2
3,491,000		Citigroup, Inc., 4.450%, 09/29/27	3,549,795	0.1
3,140,000		Citigroup, Inc., 4.750%, 05/18/46	3,109,821	0.1
4,457,000		Citigroup, Inc., 5.500%, 09/13/25	4,880,513	0.1
1,147,000	#	Citizens Financial Group, Inc., 4.150%, 09/28/22	1,180,124	0.0
559,000	#,L	Commonwealth Bank of Australia, 2.750%, 03/10/22	560,702	0.0
2,160,000	#	Commonwealth Bank of Australia, 2.850%, 05/18/26	2,089,530	0.1
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	1,944,275	0.1
3,282,000		Cooperatieve Rabobank UA, 4.375%, 08/04/25	3,371,897	0.1
2,620,000	#	Credit Agricole SA/London, 4.125%, 01/10/27	2,604,036	0.1
2,776,000	#	Credit Suisse AG, 6.500%, 08/08/23	3,054,505	0.1
4,400,000	#	Credit Suisse Group AG, 3.574%, 01/09/23	4,396,832	0.1
2,565,000	#	Credit Suisse Group AG, 4.282%, 01/09/28	2,557,874	0.1
2,220,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/21	2,251,275	0.1
3,190,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	3,239,381	0.1
2,115,000	#	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	2,138,794	0.1
4,683,000		Discover Financial Services, 4.100%, 02/09/27	4,693,490	0.1
1,990,000		Discover Financial Services, 5.200%, 04/27/22	2,149,091	0.1
805,000		Discover Financial Services, 3.850%, 11/21/22	821,796	0.0
2,230,000		E*TRADE Financial Corp., 4.625%, 09/15/23	2,286,684	0.1
2,463,000		Equinix, Inc., 5.375%, 04/01/23	2,576,914	0.1
2,325,000		Equity One, Inc., 3.750%, 11/15/22	2,394,034	0.1
2,385,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	2,410,329	0.1
750,000		Fondo MIVIVIENDA SA, 3.500%, 01/31/23	757,500	0.0
1,516,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	1,522,637	0.0
2,200,000		Goldman Sachs Group, Inc., 2.625%, 04/25/21	2,195,864	0.1
3,405,000		Goldman Sachs Group, Inc., 2.600%, 04/23/20	3,426,217	0.1
4,763,000		Goldman Sachs Group, Inc., 3.500%, 11/16/26	4,672,360	0.1
4,980,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	5,084,724	0.1
1,523,000		Goldman Sachs Group, Inc., 5.150%, 05/22/45	1,603,155	0.0
998,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,234,904	0.0
898,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,146,892	0.0
1,980,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/68	2,113,650	0.1
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,846,665	0.1
3,158,000		HCP, Inc., 3.875%, 08/15/24	3,180,264	0.1
1,324,000		HCP, Inc., 4.000%, 12/01/22	1,367,233	0.0
2,980,000		HSBC Holdings PLC, 4.041%, 03/13/28	3,015,596	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Financial: (continued)
	3,121,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	3,149,588	0.1
	2,010,000	#	ING Bank NV, 2.000%, 11/26/18	2,009,108	0.1
	2,330,000		ING Groep NV, 3.150%, 03/29/22	2,338,642	0.1
	4,876,000		ING Groep NV, 3.950%, 03/29/27	4,889,375	0.1
	1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,108,604	0.0
	1,366,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	1,398,901	0.0
	3,268,000		JPMorgan Chase & Co., 2.550%, 10/29/20	3,283,752	0.1
	2,860,000		JPMorgan Chase & Co., 2.550%, 03/01/21	2,862,382	0.1
	2,867,000		JPMorgan Chase & Co., 3.625%, 12/01/27	2,795,219	0.1
	3,256,000		JPMorgan Chase & Co., 3.900%, 07/15/25	3,368,814	0.1
	8,393,000		JPMorgan Chase & Co., 4.125%, 12/15/26	8,567,767	0.2
	1,755,000		JPMorgan Chase & Co., 6.100%, 10/29/49	1,856,790	0.1
	1,643,000		JPMorgan Chase & Co., 6.000%, 12/29/49	1,717,428	0.0
	1,202,000		JPMorgan Chase & Co., 6.125%, 12/29/49	1,275,622	0.0
	3,167,000		Kite Realty Group L.P., 4.000%, 10/01/26	3,040,504	0.1
	3,048,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	3,101,471	0.1
	2,876,000		Manufacturers & Traders Trust Co., 2.100%, 02/06/20	2,870,955	0.1
	4,084,000		Metlife, Inc., 6.400%, 12/15/66	4,492,400	0.1
	3,294,000		MetLife, Inc., 4.875%, 11/13/43	3,598,659	0.1
	1,375,000		Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/21	1,388,028	0.0
	3,971,000		Mizuho Financial Group, Inc., 2.273%, 09/13/21	3,882,637	0.1
	200,000	#,L	Mizuho Financial Group, Inc., 3.477%, 04/12/26	199,349	0.0
	1,353,000		Morgan Stanley, 2.125%, 04/25/18	1,358,535	0.0
	4,297,000		Morgan Stanley, 3.125%, 07/27/26	4,112,861	0.1
	2,240,000		Morgan Stanley, 3.875%, 01/27/26	2,273,781	0.1
	1,607,000		Morgan Stanley, 3.950%, 04/23/27	1,594,448	0.0
	5,009,000		Morgan Stanley, 4.000%, 07/23/25	5,176,115	0.1
	435,000		MPT Operating Partnership L.P. / MPT Finance Corp., 6.375%, 02/15/22	450,225	0.0
	2,760,000		MUFG Americas Holdings Corp., 2.250%, 02/10/20	2,758,394	0.1
	1,345,000	#,L	Nordea Bank AB, 6.125%, 12/29/49	1,363,494	0.0
DKK	10		Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	–	–
	1,885,000		Old Republic International Corp., 3.875%, 08/26/26	1,862,465	0.1
	3,280,000	#	Ontario Teachers' Cadillac Fairview Properties Trust, 3.875%, 03/20/27	3,331,306	0.1
	1,593,000		PNC Bank NA, 2.250%, 07/02/19	1,605,027	0.0
	2,000,000		Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/24	2,558,682	0.1
	2,680,000		Principal Financial Group, Inc., 3.400%, 05/15/25	2,676,746	0.1
	4,829,000		Royal Bank of Scotland Group PLC, 3.875%, 09/12/23	4,765,305	0.1
	2,763,000		Santander UK Group Holdings PLC, 3.571%, 01/10/23	2,766,153	0.1
	3,769,000	#	Santander UK Group Holdings PLC, 5.625%, 09/15/45	3,869,391	0.1
	3,112,000		Santander UK PLC, 2.375%, 03/16/20	3,121,084	0.1
	1,680,000	#	Santander UK PLC, 5.000%, 11/07/23	1,756,205	0.0
	7,350,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.750%, 03/23/27	7,411,042	0.2
	3,077,000		Select Income REIT, 4.150%, 02/01/22	3,108,330	0.1
	4,118,000		Senior Housing Properties Trust, 3.250%, 05/01/19	4,138,030	0.1
	3,010,000		Simon Property Group L.P., 4.250%, 11/30/46	2,918,731	0.1
	4,845,000	#,L	Societe Generale SA, 4.000%, 01/12/27	4,744,655	0.1
	5,370,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	5,290,411	0.1
	5,429,000		Sumitomo Mitsui Banking Corp., 2.450%, 01/16/20	5,452,339	0.1
	2,050,000	L	Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/21	2,027,464	0.1
	272,000		Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/26	260,578	0.0
	1,041,000		Toronto-Dominion Bank, 3.625%, 09/15/31	1,021,101	0.0
	3,494,000		Trinity Acquisition PLC, 6.125%, 08/15/43	3,760,051	0.1
	1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,703,289	0.0
	6,041,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	6,151,937	0.2
	3,719,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,788,289	0.1
	3,354,000		Washington Real Estate Investment Trust, 3.950%, 10/15/22	3,373,410	0.1
	1,331,000		Wells Fargo & Co., 3.000%, 10/23/26	1,275,797	0.0
	2,540,000		Wells Fargo & Co., 4.100%, 06/03/26	2,601,679	0.1
	2,030,000		XLIT Ltd., 5.500%, 03/31/45	2,035,333	0.1
				378,734,111	10.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 1.3%
1,868,000		Amphenol Corp., 3.200%, 04/01/24	1,873,238	0.0
2,530,000		BNSF Funding Trust I, 6.613%, 12/15/55	2,915,825	0.1
2,518,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	2,565,213	0.1
2,449,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	2,619,695	0.1
1,000,000	#	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/47	1,049,150	0.0
6,801,000		FedEx Corp., 4.400%, 01/15/47	6,645,862	0.2
3,519,000		General Electric Co., 5.000%, 12/29/49	3,712,545	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	632,631	0.0
2,900,000	#	Novelis Corp., 5.875%, 09/30/26	2,965,250	0.1
1,220,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	1,293,200	0.0
2,290,000		Rockwell Collins, Inc., 3.200%, 03/15/24	2,288,546	0.1
1,310,000		Rockwell Collins, Inc., 3.500%, 03/15/27	1,313,141	0.0
2,010,000		Roper Technologies, Inc., 2.800%, 12/15/21	2,014,213	0.0
2,712,000	#	Siemens Financieringsmaatschappij NV, 3.300%, 09/15/46	2,365,295	0.1
2,280,000	#	Siemens Financieringsmaatschappij NV, 3.400%, 03/16/27	2,302,862	0.1
3,042,000	#	Siemens Financieringsmaatschappij NV, 4.200%, 03/16/47	3,092,369	0.1
3,855,000	#	Standard Industries, Inc./NJ, 5.000%, 02/15/27	3,787,538	0.1
3,158,000		Textron, Inc., 3.650%, 03/15/27	3,142,358	0.1
1,000,000		Transnet SOC Ltd., 4.000%, 07/26/22	960,634	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	960,634	0.0
			48,500,199	1.3

		Mortgage Securities: 0.1%
57,060,000	#,^	LSTAR Commercial Mortgage Trust 2017-5, 1.393%, 03/10/50	3,329,029	0.1

		Technology: 2.4%
3,000,000		Analog Devices, Inc., 3.125%, 12/05/23	2,989,308	0.1
1,860,000		Analog Devices, Inc., 3.500%, 12/05/26	1,845,643	0.1
2,640,000		Apple, Inc., 2.450%, 08/04/26	2,500,109	0.1
2,870,000		Apple, Inc., 3.000%, 02/09/24	2,896,625	0.1
6,210,000		Apple, Inc., 3.350%, 02/09/27	6,275,652	0.2
945,000		Apple, Inc., 4.450%, 05/06/44	979,273	0.0
2,387,000		Apple, Inc., 4.650%, 02/23/46	2,565,774	0.1
1,000,000		Applied Materials, Inc., 2.625%, 10/01/20	1,015,890	0.0
1,630,000		Applied Materials, Inc., 3.300%, 04/01/27	1,633,961	0.0
2,110,000		Applied Materials, Inc., 3.900%, 10/01/25	2,228,118	0.1
2,820,000	#	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/24	2,844,320	0.1
1,205,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/25	1,230,606	0.0
4,120,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	4,312,103	0.1
4,358,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	4,707,503	0.1
4,040,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	4,420,289	0.1
2,320,000	#	Everett Spinco, Inc., 4.250%, 04/15/24	2,362,340	0.1
3,290,000	#	Everett Spinco, Inc., 4.750%, 04/15/27	3,361,133	0.1
3,255,000	#	First Data Corp., 5.750%, 01/15/24	3,369,739	0.1
1,400,000		Hewlett Packard Enterprise Co., 4.400%, 10/15/22	1,467,725	0.0
1,685,000		Infor US, Inc., 6.500%, 05/15/22	1,739,931	0.0
2,022,000		International Business Machines Corp., 2.875%, 11/09/22	2,046,854	0.1
1,241,000		KLA-Tencor Corp., 4.125%, 11/01/21	1,300,455	0.0
1,830,000		Microsoft Corp., 2.875%, 02/06/24	1,842,947	0.0
2,940,000		Microsoft Corp., 3.300%, 02/06/27	2,991,071	0.1
2,900,000		Microsoft Corp., 3.700%, 08/08/46	2,723,593	0.1
2,767,000		Microsoft Corp., 4.200%, 11/03/35	2,905,837	0.1
4,310,000		Microsoft Corp., 4.250%, 02/06/47	4,427,775	0.1
3,822,000		Microsoft Corp., 4.450%, 11/03/45	4,046,298	0.1
1,870,000		Oracle Corp., 3.850%, 07/15/36	1,834,663	0.0
4,396,000		Oracle Corp., 4.125%, 05/15/45	4,285,929	0.1
2,937,000		Oracle Corp., 4.300%, 07/08/34	3,055,117	0.1
2,840,000	#	Seagate HDD Cayman, 4.875%, 03/01/24	2,793,884	0.1
			89,000,465	2.4

		Utilities: 1.6%
2,945,000		AES Corp., 5.500%, 04/15/25	2,996,538	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	537,247	0.0
1,750,000		Comision Federal de Electricidad, 4.750%, 02/23/27	1,758,750	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
1,400,000	#	Comision Federal de Electricidad, 4.750%, 02/23/27	1,407,000	0.0
1,970,000		Consolidated Edison Co. of New York, Inc., 2.900%, 12/01/26	1,918,616	0.1
1,509,000		Duke Energy Carolinas LLC, 2.950%, 12/01/26	1,486,167	0.0
2,973,000		Duke Energy Carolinas LLC, 3.875%, 03/15/46	2,913,406	0.1
1,760,000		Duke Energy Corp., 2.100%, 06/15/18	1,767,239	0.0
873,000	#	Empresa de Energia de Bogota SA ESP, 6.125%, 11/10/21	901,373	0.0
2,850,000		Entergy Corp., 2.950%, 09/01/26	2,709,732	0.1
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	850,191	0.0
3,050,000		Exelon Corp., 3.400%, 04/15/26	3,005,220	0.1
3,280,000		Exelon Corp., 3.497%, 06/01/22	3,313,718	0.1
1,519,000		FirstEnergy Corp., 4.250%, 03/15/23	1,571,443	0.0
3,210,000		Great Plains Energy, Inc., 3.900%, 04/01/27	3,242,909	0.1
4,199,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,375,669	0.1
618,000		Metropolitan Edison Co., 7.700%, 01/15/19	674,300	0.0
2,237,000		Mississippi Power Co., 4.250%, 03/15/42	1,922,138	0.1
709,000		Nevada Power Co., 7.125%, 03/15/19	781,722	0.0
1,982,000	#	New York State Electric & Gas Corp., 3.250%, 12/01/26	1,973,872	0.1
1,402,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	1,422,647	0.0
1,861,000		NiSource Finance Corp., 5.950%, 06/15/41	2,234,910	0.1
2,000,000	L	NRG Energy, Inc., 6.250%, 05/01/24	2,003,750	0.1
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,048,134	0.0
800,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	871,040	0.0
2,173,000		PSEG Power LLC, 2.450%, 11/15/18	2,187,092	0.1
3,535,000		Southwestern Electric Power Co., 2.750%, 10/01/26	3,349,911	0.1
1,030,000		TransAlta Corp., 4.500%, 11/15/22	1,036,438	0.0
1,970,000		Virginia Electric & Power Co., 2.950%, 11/15/26	1,926,615	0.1
3,010,000		Wisconsin Public Service Corp., 1.650%, 12/04/18	3,005,849	0.1
			59,193,636	1.6

	Total Corporate Bonds/Notes (Cost $1,128,648,923)		1,133,598,035	30.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.5%
2,808,625		Alternative Loan Trust 2004-J7 MI, 2.002%, 10/25/34	2,363,563	0.1
4,631,714		Alternative Loan Trust 2005-10CB 1A1, 1.482%, 05/25/35	3,686,801	0.1
3,795,758		Alternative Loan Trust 2005-51 3A2A, 1.928%, 11/20/35	3,335,719	0.1
1,208,672		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	1,082,482	0.0
1,483,044		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	1,426,617	0.0
2,701,609		Alternative Loan Trust 2005-J2 1A12, 1.382%, 04/25/35	2,173,594	0.1
1,156,251		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	903,849	0.0
272,976		Alternative Loan Trust 2006-18CB A10, 1.382%, 07/25/36	161,390	0.0
1,698,920		Alternative Loan Trust 2006-19CB A28, 1.582%, 08/25/36	1,160,536	0.0
1,767,538		Alternative Loan Trust 2006-HY11 A1, 1.102%, 06/25/36	1,487,100	0.0
1,774,693		Alternative Loan Trust 2007-23CB A3, 1.482%, 09/25/37	1,125,915	0.0
4,511,142		Alternative Loan Trust 2007-2CB 2A1, 1.582%, 03/25/37	2,954,585	0.1
1,795,238		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/37	1,373,332	0.0
1,620,459		Alternative Loan Trust 2007-8CB A3, 1.482%, 05/25/37	1,074,043	0.0
529,542	#	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	532,830	0.0
458,430		Banc of America Mortgage 2005-J Trust 2A4, 3.426%, 11/25/35	426,559	0.0
1,857,491	^	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/37	355,974	0.0
2,774,533		Bear Stearns ALT-A Trust 2005-4 23A1, 3.404%, 05/25/35	2,686,453	0.1
3,881,585		Bear Stearns ALT-A Trust 2005-7 21A1, 3.301%, 09/25/35	3,629,467	0.1
1,351,585	#	Bellemeade Re Ltd. 2015-1A M2, 5.282%, 07/25/25	1,359,839	0.0
3,768,268		CHL Mortgage Pass-Through Trust 2004-22 A3, 3.097%, 11/25/34	3,704,929	0.1
1,227,506		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/37	1,112,740	0.0
2,437,080		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/36	2,407,576	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,036,184		Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.229%, 11/25/36	2,498,438	0.1
1,218,335		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.365%, 09/25/37	1,049,399	0.0
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/35	2,837,836	0.1
851,942		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.482%, 11/25/35	542,666	0.0
3,361,394	#	CSMC Series 2008-2R 1A1, 6.000%, 07/25/37	3,096,918	0.1
135,897,179	^	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 1.094%, 04/25/37	5,280,258	0.1
3,311,011		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 1.258%, 08/19/45	2,737,949	0.1
7,816,509	^	Fannie Mae 2008-12 SC, 5.368%, 03/25/38	1,340,049	0.0
7,304,973		Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	8,124,160	0.2
4,919,751		Fannie Mae 2012-66 EP, 4.000%, 06/25/42	5,247,637	0.1
6,534,000		Fannie Mae 2013-116 UB, 4.000%, 11/25/43	6,863,153	0.2
46,303,740	^	Fannie Mae 2016-82 SD, 5.068%, 11/25/46	8,215,159	0.2
4,600,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.232%, 04/25/29	4,877,706	0.1
1,400,000		Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 5.382%, 01/25/24	1,550,223	0.0
2,920,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.882%, 07/25/24	3,005,461	0.1
6,700,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.982%, 07/25/24	6,917,525	0.2
4,043,321		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.982%, 05/25/25	4,259,899	0.1
5,400,000		Fannie Mae Connecticut Avenue Securities 2015-C03 1M2, 5.982%, 07/25/25	5,945,158	0.2
700,000		Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.982%, 07/25/25	766,809	0.0
1,899,438		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.282%, 02/25/25	2,017,685	0.1
3,000,000		Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 4.532%, 07/25/29	3,039,982	0.1
3,100,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.627%, 09/25/29	3,119,986	0.1
54,944		Fannie Mae Grantor Trust 1998-T2 A6, 0.532%, 01/25/32	56,384	0.0
86,691	^	Fannie Mae Interest Strip Series 343 22, 4.000%, 11/25/18	1,903	0.0
622,680	^	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/43	93,150	0.0
2,574,067	^	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/28	247,810	0.0
272,148		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/29	301,795	0.0
409,167	^	Fannie Mae REMIC Trust 1999-6 SE, 6.743%, 02/17/29	54,621	0.0
212,557		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	235,477	0.0
2,130,934		Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/33	2,376,101	0.1
624,713		Fannie Mae REMIC Trust 2003-45 FJ, 2.483%, 06/25/33	653,495	0.0
2,739,158	^	Fannie Mae REMIC Trust 2003-66 SA, 6.668%, 07/25/33	565,681	0.0
435,380	^	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/33	102,623	0.0
1,470,341		Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/33	1,605,373	0.1
31,448		Fannie Mae REMIC Trust 2004-10 SC, 24.673%, 02/25/34	37,446	0.0
2,119,149		Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/34	2,322,862	0.1
43,349		Fannie Mae REMIC Trust 2004-56 FE, 1.432%, 10/25/33	43,451	0.0
1,004,556		Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/34	1,129,222	0.0
2,181,544		Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/34	2,340,670	0.1
481,192		Fannie Mae REMIC Trust 2004-79 S, 17.100%, 08/25/32	546,033	0.0
219,249		Fannie Mae REMIC Trust 2004-W10 A5, 5.500%, 08/25/34	224,092	0.0
5,593,503		Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/35	6,125,360	0.2
204,986		Fannie Mae REMIC Trust 2005-74 NP, 19.279%, 01/25/35	235,476	0.0
313,623		Fannie Mae REMIC Trust 2006-104 ES, 28.542%, 11/25/36	553,094	0.0
5,629,561	^	Fannie Mae REMIC Trust 2006-12 SD, 5.768%, 10/25/35	926,105	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,510,795	^	Fannie Mae REMIC Trust 2006-123 UI, 5.758%, 01/25/37	305,087	0.0
420,453	^	Fannie Mae REMIC Trust 2006-72 HS, 5.718%, 08/25/26	63,397	0.0
102,267		Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/37	112,672	0.0
7,449,387	^	Fannie Mae REMIC Trust 2007-91 AS, 5.418%, 10/25/37	1,386,613	0.0
3,467,676		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	3,724,977	0.1
18,154,241		Fannie Mae REMIC Trust 2009-50 HZ, 5.578%, 02/25/49	19,705,343	0.5
4,418,590	^	Fannie Mae REMIC Trust 2009-90 TS, 5.168%, 11/25/39	723,130	0.0
7,288,335	^	Fannie Mae REMIC Trust 2010-118 GS, 4.968%, 10/25/39	748,478	0.0
10,900,077	^	Fannie Mae REMIC Trust 2010-123 SL, 5.088%, 11/25/40	1,751,816	0.1
11,243,801	^	Fannie Mae REMIC Trust 2010-41 SB, 5.418%, 05/25/40	1,951,136	0.1
3,309,134	^	Fannie Mae REMIC Trust 2010-43 VS, 5.468%, 05/25/40	578,483	0.0
11,049,000		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/40	12,371,091	0.3
3,744,306	^	Fannie Mae REMIC Trust 2011-102 SA, 5.618%, 10/25/41	691,299	0.0
4,461,188		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	4,709,341	0.1
4,920,808	^	Fannie Mae REMIC Trust 2011-93 GS, 5.568%, 04/25/39	963,984	0.0
2,963,677	^	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/41	417,602	0.0
12,766,768	^	Fannie Mae REMIC Trust 2012-122 SB, 5.168%, 11/25/42	2,750,501	0.1
7,720,533	^	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/42	873,896	0.0
12,468,037	^	Fannie Mae REMIC Trust 2012-133 AS, 5.218%, 10/25/42	2,230,706	0.1
2,019,750	^	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/42	261,141	0.0
10,305,479	^	Fannie Mae REMIC Trust 2012-15 SP, 5.638%, 06/25/40	1,430,982	0.0
5,065,426	^	Fannie Mae REMIC Trust 2012-24 HS, 5.568%, 09/25/40	800,830	0.0
11,664,437	^	Fannie Mae REMIC Trust 2012-30 QS, 5.618%, 04/25/31	1,661,033	0.1
3,161,921	^	Fannie Mae REMIC Trust 2012-68 YS, 5.718%, 07/25/42	594,328	0.0
4,394,804	^	Fannie Mae REMIC Trust 2013-26 JS, 5.218%, 10/25/32	773,504	0.0
14,909,573	^	Fannie Mae REMIC Trust 2013-60 DS, 5.218%, 06/25/33	2,805,853	0.1
14,401,565	^	Fannie Mae REMIC Trust 2013-9 SM, 5.268%, 02/25/33	2,483,090	0.1
11,053,424	^	Fannie Mae REMIC Trust 2014-17 DS, 5.218%, 02/25/43	1,654,616	0.1
5,174,627	^	Fannie Mae REMIC Trust 2014-28 BS, 5.218%, 08/25/43	884,162	0.0
3,019,000		Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/41	2,657,607	0.1
40,728,820	^	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/45	9,258,471	0.3
2,569,776	^	Fannie Mae Series 2013-72 YS, 5.168%, 07/25/33	521,951	0.0
963,996		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 1.282%, 12/25/36	546,447	0.0
963,996	^	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.718%, 12/25/36	245,386	0.0
1,061,166		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/37	829,600	0.0
18,063,648	^	Freddie Mac 3510 AS, 5.498%, 04/15/37	3,466,250	0.1
14,810,664	^	Freddie Mac 4191 SA, 5.288%, 03/15/43	2,617,637	0.1
1,270,069		Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/36	1,428,938	0.0
727,604		Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/36	830,203	0.0
220,409		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/29	250,885	0.0
204,012		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	233,444	0.0
1,398,003		Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/29	1,597,955	0.0
248,340		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	282,948	0.0
417,439		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/22	446,637	0.0
541,210		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	606,678	0.0
211,944	^	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/33	50,960	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,616,416		Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/34	1,759,200	0.1
282,739		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	315,834	0.0
3,703,334	^	Freddie Mac REMIC Trust 2866 GS, 5.688%, 09/15/34	292,426	0.0
1,289,742	^	Freddie Mac REMIC Trust 2883 SD, 5.788%, 10/15/34	108,448	0.0
441,401		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/35	483,584	0.0
585,862		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	641,713	0.0
11,175,619	^	Freddie Mac REMIC Trust 3045 DI, 5.818%, 10/15/35	1,997,503	0.1
109,663		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/35	113,200	0.0
2,212,792		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	2,465,074	0.1
853,596	^^	Freddie Mac REMIC Trust 3139 PO, 4.000%, 01/15/36	824,677	0.0
3,150,137	^	Freddie Mac REMIC Trust 3171 PS, 5.573%, 06/15/36	474,642	0.0
5,667,021	^	Freddie Mac REMIC Trust 3199 S, 5.538%, 08/15/36	1,077,604	0.0
1,082,204		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	1,209,461	0.0
641,125		Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/37	700,538	0.0
549,296	^	Freddie Mac REMIC Trust 3524 LA, 5.322%, 03/15/33	599,648	0.0
106,816		Freddie Mac REMIC Trust 3556 NT, 4.012%, 03/15/38	109,927	0.0
10,325,364		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/34	11,619,299	0.3
1,054,134		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/36	1,175,125	0.0
4,709,237	^	Freddie Mac REMIC Trust 3710 SL, 5.088%, 05/15/36	316,381	0.0
811,178		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	902,899	0.0
25,000,000		Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/38	25,986,405	0.7
1,000,000		Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/39	1,039,357	0.0
914,966		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	997,603	0.0
2,712,213	^	Freddie Mac REMIC Trust 3856 KS, 5.638%, 05/15/41	505,939	0.0
2,515,633	^	Freddie Mac REMIC Trust 3925 SD, 5.138%, 07/15/40	332,730	0.0
15,880,254	^	Freddie Mac REMIC Trust 3925 SL, 5.138%, 01/15/41	2,175,858	0.1
655,901		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	705,300	0.0
3,949,791	^	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	513,974	0.0
3,352,307	^	Freddie Mac REMIC Trust 4088 CS, 5.088%, 08/15/42	631,435	0.0
12,617,205	^	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/33	1,624,908	0.1
6,362,708	^	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	1,146,826	0.0
4,601,688		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	4,652,804	0.1
3,395,324	^	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/43	569,274	0.0
4,368,738		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	4,825,616	0.1
5,864,179		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	6,372,097	0.2
1,916,000		Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/40	1,887,249	0.1
10,911,691	^	Freddie Mac REMIC Trust 4386 LS, 5.188%, 09/15/44	2,023,984	0.1
10,219,142		Freddie Mac Series 4348 ZX, 4.250%, 06/15/44	10,863,647	0.3
880,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2013-DN2 M2, 5.232%, 11/25/23	955,048	0.0
6,130,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.582%, 04/25/24	6,576,587	0.2
5,600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.982%, 08/25/24	5,987,975	0.2
2,350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.532%, 10/25/24	2,535,503	0.1
1,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ1 M3, 5.082%, 08/25/24	1,183,547	0.0
1,730,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.732%, 10/25/24	1,910,737	0.1
4,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.682%, 04/25/28	4,634,982	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,840,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ2 M3, 4.232%, 05/25/25	3,008,916	0.1
5,365,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 5.782%, 05/25/28	5,923,779	0.2
2,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.532%, 07/25/28	2,383,119	0.1
6,500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.782%, 03/25/29	6,720,696	0.2
3,500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 4.532%, 08/25/29	3,506,225	0.1
1,062,609		Freddie Mac Structured Pass Through Certificates T-48 1A, 5.217%, 07/25/33	1,217,677	0.0
19,546	^	Ginnie Mae Series 2001-28 SV, 7.322%, 06/16/31	1,629	0.0
1,312,956	^	Ginnie Mae Series 2005-7 AH, 5.842%, 02/16/35	221,027	0.0
19,838,188	^	Ginnie Mae Series 2007-41 SL, 5.722%, 07/20/37	4,039,743	0.1
2,080,573	^	Ginnie Mae Series 2008-2 SW, 5.572%, 01/20/38	379,921	0.0
1,435,782	^	Ginnie Mae Series 2008-35 SN, 5.422%, 04/20/38	215,620	0.0
774,467	^	Ginnie Mae Series 2008-40 PS, 5.572%, 05/16/38	132,733	0.0
2,004,351	^	Ginnie Mae Series 2009-25 KS, 5.222%, 04/20/39	332,309	0.0
1,623,446		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	1,763,805	0.1
1,688,851		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	1,842,842	0.1
6,012,536	^	Ginnie Mae Series 2009-33 SN, 5.322%, 05/20/39	455,643	0.0
10,097,220		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/39	12,445,327	0.3
3,339,318		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/39	3,565,106	0.1
854,417	^	Ginnie Mae Series 2009-43 HS, 5.222%, 06/20/38	64,143	0.0
4,151,476	^	Ginnie Mae Series 2010-116 NS, 5.722%, 09/16/40	688,197	0.0
10,374,310	^	Ginnie Mae Series 2010-116 SK, 5.642%, 08/20/40	1,994,410	0.1
20,197,758	^	Ginnie Mae Series 2010-149 HS, 5.172%, 05/16/40	2,427,952	0.1
1,839,956	^	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/40	682,506	0.0
3,163,104	^	Ginnie Mae Series 2010-68 MS, 4.872%, 06/20/40	488,636	0.0
8,015,187	^	Ginnie Mae Series 2011-72 SA, 4.422%, 05/16/41	1,123,262	0.0
12,795,151	^	Ginnie Mae Series 2011-73 LS, 5.712%, 08/20/39	1,581,447	0.0
334,013		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	345,963	0.0
2,142,514	^	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/41	358,441	0.0
15,253,352	^	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/43	3,094,801	0.1
4,506,556	^	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/29	522,720	0.0
9,427,406	^	Ginnie Mae Series 2014-185 SB, 4.622%, 12/20/44	1,290,350	0.0
16,539,059	^	Ginnie Mae Series 2014-3 SU, 5.072%, 07/20/39	2,504,498	0.1
15,156,116	^	Ginnie Mae Series 2014-56 SP, 5.272%, 12/16/39	2,268,060	0.1
15,972,562	^	Ginnie Mae Series 2014-58 SG, 4.672%, 04/16/44	2,415,566	0.1
6,784		GSR Mortgage Loan Trust 2005-5F 8A1, 1.482%, 06/25/35	6,492	0.0
398,029		GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/37	375,863	0.0
308,080		HomeBanc Mortgage Trust 2004-1 2A, 1.842%, 08/25/29	287,311	0.0
2,522,721		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.192%, 04/25/46	2,100,067	0.1
3,920,326		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 1.192%, 02/25/46	3,137,160	0.1
669,197	#	Jefferies Resecuritization Trust 2009-R6 1A2, 3.034%, 03/26/36	652,476	0.0
566,503		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/35	472,430	0.0
2,974,674		JP Morgan Mortgage Trust 2005-A4 B1, 3.115%, 07/25/35	2,548,589	0.1
19,857,366	^	Lehman Mortgage Trust 2006-7, 5.568%, 11/25/36	4,013,859	0.1
14,449,153	^	Lehman Mortgage Trust 2006-9, 5.638%, 01/25/37	2,888,838	0.1
1,984,287		Lehman XS Trust Series 2005-5N 1A2, 1.342%, 11/25/35	1,536,923	0.0
6,611,572		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	5,563,591	0.2
303,999		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/37	274,669	0.0
139,898		Structured Adjustable Rate Mortgage Loan Trust 2004-12 7A3, 3.310%, 09/25/34	140,853	0.0
2,733,024		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A1, 3.226%, 10/20/35	2,489,295	0.1
664,347		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.318%, 10/25/36	568,371	0.0
5,120,667		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.492%, 08/25/45	4,851,608	0.1
137,991,370	^	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.371%, 08/25/45	5,108,620	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	724,431		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.877%, 10/25/36	679,937	0.0
	1,675,469		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.662%, 11/25/36	1,505,496	0.0
	1,945,825		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.771%, 12/25/36	1,685,386	0.1
	4,498,538		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 2A3, 2.771%, 12/25/36	3,882,740	0.1
	2,571,963		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 2.705%, 12/25/36	2,383,592	0.1
	1,234,369		WaMu Mortgage Pass-Through Certificates Series 2006-AR6 2A3, 2.872%, 08/25/36	1,118,447	0.0
	2,814,774		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.858%, 08/25/46	2,567,635	0.1
	3,523,013		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.770%, 12/25/36	3,342,188	0.1
	832,360		WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.736%, 03/25/37	742,624	0.0
	2,325,758		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.456%, 04/25/37	2,043,434	0.1
	2,682,681		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.882%, 11/25/35	2,045,561	0.1
	2,418,530		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	2,119,167	0.1
	1,815,604		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/35	1,690,391	0.1
	784,493		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	734,439	0.0
	2,417,852		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 1.628%, 06/25/46	1,884,689	0.1
	6,282,164		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.598%, 08/25/46	4,551,095	0.1
	1,111,427		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 1.212%, 01/25/47	924,350	0.0
	2,302,541		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 1.302%, 01/25/47	1,931,716	0.1
	1,912,911		Wells Fargo Alternative Loan 2007-PA2 2A1, 1.412%, 06/25/37	1,414,932	0.0
	2,132,396		Wells Fargo Alternative Loan 2007-PA3 Trust 3A1, 6.250%, 07/25/37	2,020,590	0.1
	980,577		Wells Fargo Mortgage Backed Securities 2006-AR4 Trust 2A4, 3.338%, 04/25/36	902,404	0.0

		Total Collateralized Mortgage Obligations (Cost $498,989,371)		504,940,726	13.5

FOREIGN GOVERNMENT BONDS: 4.2%
	4,975,000	#	Argentine Republic Government International Bond, 6.875%, 01/26/27	5,040,919	0.1
	5,935,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	6,380,125	0.2
CLP	2,630,000,000		Bonos Tesoreria Pesos, 4.500%, 02/28/21	4,144,430	0.1
BRL	23,892,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	7,872,935	0.2
BRL	26,035,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	8,550,900	0.2
BRL	10,240,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/19	3,380,355	0.1
	1,968,000		Brazilian Government International Bond, 2.625%, 01/05/23	1,830,240	0.1
	2,500,000		Brazilian Government International Bond, 6.000%, 04/07/26	2,723,750	0.1
	1,062,000		Colombia Government International Bond, 2.625%, 03/15/23	1,023,503	0.0
	1,500,000	L	Colombia Government International Bond, 3.875%, 04/25/27	1,495,875	0.1
	760,000	L	Colombia Government International Bond, 8.125%, 05/21/24	970,710	0.0
COP	21,119,500,000		Colombian TES, 11.000%, 07/24/20	8,450,378	0.2
	350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	339,937	0.0
	400,000		Costa Rica Government International Bond, 9.995%, 08/01/20	470,720	0.0
	2,500,000		Croatia Government International Bond, 5.500%, 04/04/23	2,698,325	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	272,000		Croatia Government International Bond, 6.375%, 03/24/21	301,131	0.0
	270,000		Dominican Republic International Bond, 5.875%, 04/18/24	283,163	0.0
	300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	326,625	0.0
	2,150,000		Dominican Republic International Bond, 6.875%, 01/29/26	2,365,000	0.1
	300,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	306,375	0.0
	250,000	#	Egypt Government International Bond, 5.875%, 06/11/25	245,162	0.0
	232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	208,429	0.0
	290,380	#	Gabonese Republic, 6.375%, 12/12/24	281,850	0.0
	323,000		Guatemala Government Bond, 8.125%, 10/06/34	416,347	0.0
HUF	2,820,500,000		Hungary Government Bond, 7.500%, 11/12/20	11,939,018	0.3
	2,506,000		Hungary Government International Bond, 5.375%, 02/21/23	2,764,030	0.1
	416,000		Hungary Government International Bond, 7.625%, 03/29/41	605,257	0.0
	1,500,000		Indonesia Government International Bond, 4.125%, 01/15/25	1,543,485	0.1
	600,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	617,394	0.0
	2,750,000	#	Indonesia Government International Bond, 4.350%, 01/08/27	2,848,882	0.1
IDR	28,498,000,000		Indonesia Treasury Bond, 8.375%, 09/15/26	2,327,873	0.1
	2,715,580		Ivory Coast Government International Bond, 5.750%, 12/31/32	2,529,536	0.1
	600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	589,170	0.0
	2,100,000		Kazakhstan Government International Bond, 5.125%, 07/21/25	2,286,585	0.1
	1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,088,850	0.0
	955,000		Lebanon Government International Bond, 6.000%, 01/27/23	971,273	0.0
	1,150,000		Lebanon Government International Bond, 6.100%, 10/04/22	1,180,008	0.0
	400,000		Mexico Government International Bond, 4.000%, 10/02/23	413,000	0.0
	2,250,000		Morocco Government International Bond, 4.250%, 12/11/22	2,334,375	0.1
	600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	622,500	0.0
	850,000		Namibia International Bonds, 5.500%, 11/03/21	905,526	0.0
	3,875,000	#	Oman Government International Bond, 5.375%, 03/08/27	4,058,210	0.1
	1,325,000		Panama Government International Bond, 3.875%, 03/17/28	1,349,844	0.0
	693,000		Panama Government International Bond, 6.700%, 01/26/36	876,645	0.0
	1,900,000	L	Peruvian Government International Bond, 4.125%, 08/25/27	2,052,000	0.1
	1,380,000		Republic of Poland Government International Bond, 3.250%, 04/06/26	1,371,106	0.0
	1,500,000		Republic of Poland Government International Bond, 4.000%, 01/22/24	1,577,345	0.1
	593,750		Republic of Angola Via Northern Lights III BV, 7.000%, 08/17/19	613,047	0.0
ARS	21,200,000		Republic of Argentina, 18.200%, 10/03/21	1,480,376	0.1
ARS	21,200,000		Republic of Argentina, 21.200%, 09/19/18	1,440,622	0.0
	600,000		Republic of Paraguay, 4.625%, 01/25/23	627,000	0.0
	600,000	#	Republic of Paraguay, 4.625%, 01/25/23	627,000	0.0
RON	8,600,000		Romania Government Bond, 5.850%, 04/26/23	2,311,657	0.1
	1,602,000		Romanian Government International Bond, 4.375%, 08/22/23	1,693,324	0.1
	136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	143,753	0.0
	6,400,000		Russian Federal Bond - OFZ, 4.750%, 05/27/26	6,686,016	0.2
RUB	272,530,000		Russian Federal Bond - OFZ, 6.400%, 05/27/20	4,648,906	0.1
RUB	276,740,000		Russian Federal Bond - OFZ, 7.000%, 01/25/23	4,758,782	0.1
RUB	424,870,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	7,465,980	0.2
RUB	164,590,000		Russian Federal Bond - OFZ, 7.000%, 08/16/23	2,804,588	0.1
	1,250,000		South Africa Government International Bond, 4.300%, 10/12/28	1,176,282	0.0
	350,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	359,988	0.0
	1,100,000	#	Sri Lanka Government International Bond, 6.825%, 07/18/26	1,139,723	0.0
	380,002		Tanzania Government International Bond, 7.421%, 03/09/20	402,490	0.0
	800,000		Turkey Government International Bond, 4.875%, 10/09/26	772,162	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
200,000		Turkey Government International Bond, 6.250%, 09/26/22	214,030	0.0
2,083,000		Turkey Government International Bond, 7.375%, 02/05/25	2,367,069	0.1
2,726,000		Ukraine Government AID Bonds, 1.847%, 05/29/20	2,740,104	0.1
2,300,000		Uruguay Government International Bond, 4.375%, 10/27/27	2,412,700	0.1
253,970		Uruguay Government International Bond, 7.625%, 03/21/36	330,999	0.0
341,643		Uruguay Government International Bond, 8.000%, 11/18/22	417,232	0.0
475,000		Vietnam Government International Bond, 6.750%, 01/29/20	520,486	0.0
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	275,250	0.0

	Total Foreign Government Bonds (Cost $149,467,328)		155,388,662	4.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.6%
4,460,000	#	BAMLL Re-REMIC Trust 2014-FRR5 A502, 1.219%, 03/27/45	4,392,319	0.1
6,244,000	#	BAMLL Re-REMIC Trust 2015-FRR11 AK25, 2.787%, 09/27/45	5,488,251	0.1
1,990,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.761%, 06/10/49	1,995,038	0.1
1,240,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.961%, 02/10/51	1,236,539	0.0
92,840,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	4,075,128	0.1
2,320,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4 G, 6.015%, 06/11/41	2,473,143	0.1
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	767,075	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	762,548	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	745,955	0.0
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 F, 5.805%, 02/13/42	3,551,981	0.1
2,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.805%, 02/13/42	1,980,550	0.1
191,153		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20 C, 5.118%, 10/12/42	190,904	0.0
633,801	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.716%, 04/12/38	643,972	0.0
2,259,669	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,295,945	0.1
45,113,000	#,^	CD 2016-CD1 Mortgage Trust, 0.685%, 08/10/49	2,598,013	0.1
25,581,391	^	CD 2016-CD1 Mortgage Trust, 1.444%, 08/10/49	2,539,703	0.1
3,040,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/49	2,960,500	0.1
41,927,654	^	Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.015%, 07/10/49	5,614,499	0.2
18,820,723	^	Citigroup Commercial Mortgage Trust 2016-P6 XA, 0.841%, 12/10/49	981,557	0.0
5,218,204	^	COMM 2012-CR1 XA, 1.910%, 05/15/45	405,653	0.0
31,121,664	^	COMM 2012-CR2 XA, 1.723%, 08/15/45	2,258,533	0.1
39,771,154	^	COMM 2012-CR4 XA, 1.895%, 10/15/45	2,712,472	0.1
27,260,000	#,^	COMM 2012-CR4 XB, 0.592%, 10/15/45	869,343	0.0
13,766,867	#,^	COMM 2012-LC4 XA, 2.234%, 12/10/44	1,092,650	0.0
4,240,000	#	COMM 2013-CCRE10 C Mortgage Trust, 4.789%, 08/10/46	4,354,494	0.1
35,316,332	^	COMM 2013-LC13 XA, 1.346%, 08/10/46	1,674,789	0.0
13,450,708	^	COMM 2013-LC6 XA, 1.673%, 01/10/46	712,001	0.0
141,330,565	#,^	COMM 2015-PC1 XA, 0.769%, 07/10/50	5,724,354	0.2
920,000		COMM 2016-COR1 C Mortgage Trust, 4.396%, 10/10/49	910,424	0.0
70,192,108	^	Commercial Mortgage Pass Through Certificates 2016-CR28 XA, 0.325%, 02/10/49	2,899,081	0.1
37,785	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	37,692	0.0
642,500	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/36	655,842	0.0
900,000	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.284%, 05/15/36	951,115	0.0
1,000,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	998,686	0.0
4,460,000	#	DBJPM 16-C3 Mortgage Trust, 3.495%, 09/10/49	3,482,446	0.1
2,840,000	#	DBUBS 2011-LC2A D, 5.727%, 07/10/44	2,989,477	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
8,190,000	#	EQTY 2014-INNS Mortgage Trust, 4.297%, 05/08/31	8,155,357	0.2
16,840,000	^	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.251%, 08/25/20	2,677,658	0.1
27,973,945	^	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.632%, 11/25/44	4,210,079	0.1
20,890,903	^	Freddie Mac Multifamily Structured Pass Through Certificates K021 X3, 1.969%, 07/25/40	1,896,449	0.1
20,918,411	^	Freddie Mac Multifamily Structured Pass Through Certificates KS06 X, 1.084%, 08/25/26	1,530,929	0.0
25,000,000	^	Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.801%, 08/25/39	2,706,060	0.1
219,101,451	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	816,503	0.0
3,400,000	#	GS Mortgage Securities Trust 2010-C2 D, 5.184%, 12/10/43	3,410,115	0.1
3,000,000	#	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/43	2,840,421	0.1
2,710,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	2,369,413	0.1
27,897,299	^	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.319%, 05/10/45	2,065,962	0.1
69,131,969	^	GS Mortgage Securities Trust 2013-GC16 XA, 1.419%, 11/10/46	3,453,252	0.1
83,613,165	^	GS Mortgage Securities Trust 2016-GS4, 0.603%, 11/10/49	3,363,013	0.1
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.763%, 05/15/41	634,883	0.0
1,810,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	1,735,068	0.0
5,699,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	5,275,932	0.1
17,385,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.352%, 12/15/47	306,440	0.0
2,490,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	2,455,297	0.1
452,491	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.575%, 10/15/37	451,411	0.0
1,960,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX C, 5.066%, 01/12/37	2,003,108	0.1
1,410,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX D, 5.097%, 01/12/37	1,433,739	0.0
1,320,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.379%, 06/12/41	1,269,913	0.0
4,950,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	4,993,313	0.1
2,400,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.535%, 07/15/46	2,447,718	0.1
1,335,888	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/46	1,338,977	0.0
35,351,216	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.657%, 06/15/45	1,980,976	0.1
36,118,891	^	JPMBB Commercial Mortgage Securities Trust 2013-C12, 0.697%, 07/15/45	874,753	0.0
20,852,134	^	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.186%, 04/15/47	725,869	0.0
1,671,320	^	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.192%, 10/15/48	99,464	0.0
16,915,593	#,^	LB-UBS Commercial Mortgage Trust 2004-C1 XST, 1.000%, 01/15/36	16,921	0.0
751,974	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.657%, 02/15/40	751,064	0.0
1,860,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.757%, 02/15/40	1,837,295	0.1
150,436		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	155,218	0.0
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	1,729,750	0.0
1,130,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	1,123,632	0.0
2,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 H, 5.350%, 09/15/40	1,963,037	0.1
5,000,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	5,066,861	0.1
756,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.864%, 06/15/38	756,083	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,240,691	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.491%, 11/15/38	15,835	0.0
89,009		Merrill Lynch Mortgage Investors Trust Series 1997-C2 F, 6.250%, 12/10/29	88,798	0.0
1,550,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.645%, 08/15/45	1,535,115	0.0
53,708,403	^	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.144%, 12/15/47	2,917,118	0.1
5,530,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/47	3,811,102	0.1
6,610,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 D, 4.162%, 03/15/48	5,419,344	0.1
4,251,000		Morgan Stanley Capital I Trust 2006-IQ11, 6.303%, 10/15/42	4,147,167	0.1
2,800,000	#	Morgan Stanley Capital I Trust 2008-T29 D, 6.301%, 01/11/43	2,781,777	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.433%, 09/15/47	3,297,459	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.433%, 09/15/47	1,377,264	0.0
71,638	#	Morgan Stanley Capital I, Inc. 1999-WF1 M, 5.910%, 11/15/31	71,496	0.0
442,266	#	Morgan Stanley Dean Witter Capital I Trust 2001-TOP3 E, 7.571%, 07/15/33	460,942	0.0
2,890,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	2,794,530	0.1
3,302,061		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 5.880%, 05/15/43	3,296,455	0.1
28,856,666	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.007%, 10/15/45	1,983,601	0.1
56,033,782	^	Wells Fargo Commercial Mortgage Trust 2014-LC16 XA, 1.396%, 08/15/50	3,428,674	0.1
21,525,646	^	Wells Fargo Commercial Mortgage Trust 2016-C33 XA, 1.809%, 03/15/59	2,370,736	0.1
42,409,797	^	Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 2.007%, 07/15/48	5,697,358	0.2
16,529,811	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.983%, 08/15/45	1,187,802	0.0
13,487,132	#,^	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.087%, 11/15/45	994,997	0.0
49,391,517	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.376%, 03/15/48	2,662,173	0.1

	Total Commercial Mortgage-Backed Securities (Cost $209,324,029)		209,284,348	5.6

ASSET-BACKED SECURITIES: 11.4%
		Automobile Asset-Backed Securities: 0.6%
1,600,000		Capital Auto Receivables Asset Trust 2015-2 B, 2.290%, 05/20/20	1,609,259	0.0
1,280,000		Capital Auto Receivables Asset Trust 2015-2 C, 2.670%, 08/20/20	1,286,405	0.0
400,000		CarMax Auto Owner Trust 2015-2 C, 2.390%, 03/15/21	401,461	0.0
1,960,000		GM Financial Automobile Leasing Trust 2015-2 B, 2.420%, 07/22/19	1,970,889	0.1
1,890,000		GM Financial Automobile Leasing Trust 2015-2 C, 2.990%, 07/22/19	1,908,888	0.1
820,000	#	MMCA Auto Owner Trust 2014-A C, 2.260%, 10/15/20	823,244	0.0
3,240,000	#	Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	3,220,748	0.1
1,450,000	#	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	1,452,007	0.0
2,270,000	#	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	2,315,424	0.1
5,130,000		Santander Drive Auto Receivables Trust 2014-3 D, 2.650%, 08/17/20	5,171,038	0.1
1,940,000	#	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	1,933,486	0.1
			22,092,849	0.6

		Home Equity Asset-Backed Securities: 0.7%
8,807,953		Freddie Mac Structured Pass Through Certificates T-31 A7, 1.232%, 05/25/31	8,726,050	0.2
4,942,167		GSAA Home Equity Trust 2006-4 4A3, 3.428%, 03/25/36	3,943,620	0.1
5,185,952		GSAA Trust 2006-7 AF2, 5.995%, 03/25/46	3,689,524	0.1
532,433	+	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.960%, 12/25/36	444,205	0.0
2,252,012		Morgan Stanley Home Equity Loan Trust 2006-3 A3, 1.142%, 04/25/36	1,670,819	0.1
1,708,647		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 1.142%, 02/25/37	1,465,899	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities: (continued)
2,080,283		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.212%, 02/25/37	1,799,905	0.1
3,500,000		Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/35	3,535,909	0.1
35,048		RASC Series Trust 2002-KS1 AIIB, 1.582%, 06/25/32	29,355	0.0
			25,305,286	0.7

		Other Asset-Backed Securities: 9.7%
2,000,000	#	1776 CLO Ltd. 2006-1A D, 2.788%, 05/08/20	2,011,192	0.1
3,611,559	#	Ajax Mortgage Loan Trust 2016-C, 4.000%, 10/25/57	3,603,793	0.1
7,600,000	#	ALM VII Ltd. 2012-7A A1R, 2.503%, 10/15/28	7,656,468	0.2
5,100,000	#	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.023%, 10/15/27	5,138,479	0.1
2,930,000	#	ALM VIII Ltd. 2013-8A A1R, 2.513%, 10/15/28	2,941,518	0.1
1,000,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 04/17/52	1,054,540	0.0
1,108,107	#,^	American Homes 4 Rent 2015-SFR1 XS, 04/17/52	–	–
1,076,000	#	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	1,123,780	0.0
1,250,000	#	American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/45	1,318,125	0.0
6,997,917	#,^	American Homes 4 Rent 2015-SFR2 XS, 10/17/45	–	–
7,380,000	#	Apidos CLO XI 2012-11A AR, 2.463%, 01/17/28	7,404,634	0.2
3,440,000	#	Apidos CLO XI 2012-11A BR, 2.973%, 01/17/28	3,452,989	0.1
1,170,000	#	Apidos CLO XIV 2013-14A D, 4.523%, 04/15/25	1,165,249	0.0
3,130,000	#	Apidos CLO XVII 2014-17A A2R, 2.873%, 04/17/26	3,130,191	0.1
5,420,000	#	Apidos CLO XVII 2014-17A BR, 3.523%, 04/17/26	5,419,951	0.1
3,860,000	#	Apidos Clo XXV 2016-25A A1, 2.203%, 10/20/28	3,870,507	0.1
4,350,000	#	Ares XXIX CLO Ltd. 2014-1A BR, 3.330%, 04/17/26	4,349,695	0.1
4,410,000	#	Ares XXXII CLO Ltd. 2014-32A BR, 3.289%, 11/15/25	4,409,925	0.1
146,648	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	147,133	0.0
3,970,000	#	Avery Point IV CLO Ltd., 3.510%, 04/25/26	3,970,000	0.1
7,600,000	#	Babson CLO Ltd. 2014-3A AR, 2.299%, 01/15/26	7,615,170	0.2
2,640,000	#	Babson CLO Ltd. 2014-3A C1R, 3.699%, 01/15/26	2,641,845	0.1
3,620,000	#	Babson CLO Ltd. 2014-IA BR, 3.230%, 07/20/25	3,620,069	0.1
9,710,000	#	Benefit Street Partners CLO IV Ltd. 2014-IVA A1R, 2.515%, 01/20/29	9,740,946	0.3
3,190,000	#	Benefit Street Partners CLO X Ltd. 2016-10A A1, 2.233%, 01/15/29	3,200,597	0.1
2,450,000	#	Birchwood Park CLO Ltd. 2014-1A C1R, 3.273%, 07/15/26	2,450,250	0.1
6,270,000	#	Blue Hill CLO Ltd. 2013-1A C1R, 3.420%, 01/15/26	6,269,611	0.2
3,550,000	#	BlueMountain CLO 2013-1A A1R, 2.430%, 01/20/29	3,562,588	0.1
4,080,000	#	BlueMountain CLO 2013-1A A2R, 2.930%, 01/20/29	4,094,386	0.1
4,350,000	#	BlueMountain CLO 2014-4A CR, 3.604%, 11/30/26	4,353,323	0.1
4,070,000	#	BlueMountain CLO 2015-1A BR, 3.522%, 04/13/27	4,108,050	0.1
7,100,000	#	BlueMountain CLO Ltd. 2012-2A AR, 2.472%, 11/20/28	7,122,791	0.2
3,270,000	#	Burnham Park Clo Ltd. 2016-1A A, 2.318%, 10/20/29	3,296,729	0.1
1,377,919	#	Callidus Debt Partners Clo Fund VI Ltd. 6A A1T, 1.301%, 10/23/21	1,377,559	0.0
3,480,000	#	Carlyle Global Market Strategies CLO 2014-3A BR Ltd., 3.187%, 07/27/26	3,486,522	0.1
3,040,000	#	Carlyle Global Market Strategies CLO Ltd. 2012-4A AR, 2.480%, 01/20/29	3,053,479	0.1
6,380,000	#	Carlyle US CLO 2017-1A A1A Ltd., 2.460%, 04/20/31	6,406,298	0.2
9,680,000	#	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.344%, 10/20/28	9,690,251	0.3
4,700,000	#	Cent CLO 2014-22A A2AR, 2.984%, 11/07/26	4,700,799	0.1
37,149		Chase Funding Trust Series 2003-5 2A2, 1.582%, 07/25/33	36,019	0.0
2,150,000	#	CIFC Funding 2017-2A C Ltd., 04/20/30	2,150,000	0.1
2,750,000	#	CIFC Funding Ltd. 2014-4A C1R, 2.377%, 10/17/26	2,749,972	0.1
3,660,000	#	CIFC Funding Ltd. 2016-1A A, 2.445%, 10/21/28	3,674,172	0.1
11,950,000	#	CIFC Funding Ltd. 2017-1A A, 2.243%, 04/23/29	11,949,845	0.3
11,130,000	#	Dryden 33 Senior Loan Fund 2014-33A AR, 2.453%, 10/15/28	11,163,323	0.3
2,960,000	#	Dryden Senior Loan Fund 2014-31A CR, 3.256%, 04/18/26	2,946,739	0.1
2,100,000	#	Dryden Senior Loan Fund 2014-34A CR, 3.172%, 10/15/26	2,100,000	0.1
6,660,000	#	Dryden Senior Loan Fund 2017-47A A2, 2.745%, 04/15/28	6,660,000	0.2
6,410,000	#	Dryden Senior Loan Fund 2017-47A C, 3.595%, 04/15/28	6,406,795	0.1
3,000,000	#	Flatiron CLO Ltd. 2013-1A A2R, 2.580%, 01/17/26	2,999,850	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
3,920,000	#	Flatiron CLO Ltd. 2013-1A BR, 3.380%, 01/17/26	3,919,796	0.1
1,500,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 2.425%, 04/19/21	1,498,579	0.0
2,125,000	#	GoldenTree Loan Opportunities III Ltd. 2007-3A C, 2.284%, 05/01/22	2,125,888	0.1
2,963,407	#	HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	3,037,493	0.1
3,278,790	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	3,336,169	0.0
2,759,343	#	HERO Funding Trust 2016-2A A, 3.750%, 09/20/41	2,808,638	0.1
2,500,000	#	Invitation Homes Trust 2014-SFR2 E, 4.093%, 06/17/32	2,524,102	0.1
5,400,000	#	LCM XXIII Ltd. 23A A1, 2.506%, 10/20/29	5,443,151	0.1
1,495,350	#	Madison Park Funding IV Ltd. 2007-4A E, 4.756%, 03/22/21	1,518,578	0.0
1,500,000	#	Madison Park Funding Ltd. 2007-6A D, 4.282%, 07/26/21	1,501,511	0.0
3,250,000	#	Madison Park Funding Ltd. 2007-6A E, 6.282%, 07/26/21	3,255,792	0.1
1,250,000	#	Madison Park Funding V Ltd. 2007-5A D, 4.552%, 02/26/21	1,251,113	0.0
2,900,000	#	Madison Park Funding XIII Ltd. 2014-13A CR, 3.028%, 01/19/25	2,900,145	0.1
5,400,000	#	Madison Park Funding XV Ltd. 2014-15A B1R, 3.242%, 01/27/26	5,400,119	0.1
9,550,000	#	Magnetite CLO Ltd. 2016-18A A, 2.253%, 11/15/28	9,571,354	0.3
347,059	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	348,448	0.0
927,356	#	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	931,322	0.0
1,600,000	#	Oaktree EIF II Series B1 Ltd. 2015-B1A A, 2.589%, 02/15/26	1,600,339	0.0
9,470,000	#	Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.355%, 03/17/30	9,480,872	0.3
1,570,000	#	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.069%, 04/15/26	1,577,850	0.0
5,660,000	#	OHA Loan Funding Ltd. 2015-1A AR, 2.449%, 08/15/29	5,697,390	0.2
5,980,000	#	OHA Loan Funding Ltd. 2015-1A BR, 2.839%, 08/15/29	5,986,650	0.2
6,000,000	#	Palmer Square CLO 2013-2A BR Ltd., 3.408%, 10/17/27	6,000,000	0.2
1,040,000		Popular ABS Mortgage Pass-Through Trust 2005-D A5, 4.182%, 01/25/36	1,037,551	0.0
4,000,000	#	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	4,003,377	0.1
4,000,000	#	Progress Residential 2015-SFR3 C, 4.327%, 11/12/32	4,087,311	0.1
7,830,000	#	Shackleton CLO Ltd. 2016-9A A, 2.364%, 10/20/28	7,852,989	0.2
2,008,245	#	SoFi Consumer Loan Program 2016-1A A, 3.260%, 08/25/25	2,007,042	0.1
1,500,000	#	SoFi Consumer Loan Program 2016-2A B, 4.770%, 10/27/25	1,531,956	0.0
4,364,879	#	Sofi Consumer Loan Program 2017-1 A LLC, 3.280%, 01/26/26	4,391,726	0.1
5,345,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	5,397,695	0.1
7,320,000	#	Symphony CLO Ltd. 2012-9A AR, 2.472%, 10/16/28	7,402,848	0.2
3,120,000	#	Symphony CLO Ltd. 2016-18A B, 2.746%, 01/23/28	3,123,235	0.1
3,080,000	#	Symphony CLO XIV Ltd. 2014-14A C1R, 3.505%, 07/14/26	3,079,978	0.1
3,432,750	#	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	3,482,646	0.1
550,000	#	Telos CLO 2007-2A D, 3.223%, 04/15/22	560,110	0.0
2,580,000	#	Thacher Park CLO Ltd. 2014-1A CR, 3.857%, 10/20/26	2,579,755	0.1
11,090,000	#	THL Credit Wind River CLO Ltd. 2017-1A A, 2.374%, 04/18/29	11,100,968	0.3
6,000,000	#	THL Credit Wind River CLO Ltd. 2017-1A C, 3.334%, 04/18/29	5,999,886	0.2
9,030,000	#	Wind River CLO Ltd. 2016-2A A, 2.386%, 11/01/28	9,057,984	0.2
			364,208,503	9.7

		Student Loan Asset-Backed Securities: 0.4%
1,714,117	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	1,727,127	0.1
2,236,498	#	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	2,255,623	0.1
1,280,717	#	Earnest Student Loan Program 2016-A B LLC, 2.500%, 01/25/39	1,239,032	0.0
1,550,000	#	Earnest Student Loan Program 2016-B B, 4.810%, 09/25/36	1,552,280	0.0
1,150,000	#	Earnest Student Loan Program 2016-C B, 4.460%, 01/26/37	1,131,740	0.0
1,200,000	#	SMB Private Education Loan Trust 2017-A, 3.500%, 06/17/41	1,162,908	0.0
2,191,222	#	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	2,188,548	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: (continued)
4,100,000	#	Sofi Professional Loan Program 2016-E LLC, 4.430%, 10/25/41	4,131,538	0.1
			15,388,796	0.4

	Total Asset-Backed Securities (Cost $424,863,048)		426,995,434	11.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.8%
		Federal Home Loan Mortgage Corporation: 4.8%##
1,385,538		2.500%, due 05/01/30	1,389,697	0.0
1,664,827		2.500%, due 05/01/30	1,668,830	0.0
2,153,590		2.500%, due 06/01/30	2,158,735	0.1
11,794,000	W	3.000%, due 11/15/26	12,080,557	0.3
24,502,000	W	3.000%, due 04/01/44	24,278,035	0.7
3,187,528		3.000%, due 03/01/45	3,168,408	0.1
2,946,967		3.000%, due 03/01/45	2,934,597	0.1
7,849,245		3.000%, due 04/01/45	7,802,156	0.2
7,629,628		3.000%, due 04/01/45	7,597,602	0.2
11,347		3.023%, due 05/01/37	12,045	0.0
6,823,000	W	3.500%, due 08/15/41	6,963,991	0.2
11,606,229		3.500%, due 01/01/45	11,905,831	0.3
4,341,588		3.500%, due 03/01/45	4,459,389	0.1
1,718,852		4.000%, due 10/01/41	1,811,390	0.0
2,723,618		4.000%, due 12/01/41	2,870,235	0.1
3,511,480		4.000%, due 08/01/44	3,687,736	0.1
2,438,418		4.000%, due 07/01/45	2,560,813	0.1
8,540,383		4.000%, due 09/01/45	8,969,062	0.2
2,974,947		4.000%, due 09/01/45	3,124,272	0.1
5,932,774		4.000%, due 09/01/45	6,230,566	0.2
4,789,583		4.000%, due 09/01/45	5,029,993	0.1
915,939		4.000%, due 11/01/45	961,914	0.0
6,340,556		4.000%, due 05/01/46	6,658,816	0.2
35,960,000	W	4.000%, due 05/01/47	37,640,004	1.0
1,381,460		4.500%, due 08/01/41	1,486,525	0.0
1,738,794		4.500%, due 09/01/41	1,869,730	0.1
1,607,469		4.500%, due 10/01/41	1,728,326	0.0
2,126,306		4.500%, due 03/01/44	2,293,213	0.1
185,777		5.000%, due 01/01/41	202,926	0.0
2,219,057		5.000%, due 04/01/41	2,448,633	0.1
52,617		5.500%, due 07/01/37	59,279	0.0
2,841,970		5.500%, due 11/01/38	3,198,880	0.1
5,047		6.000%, due 12/01/28	5,701	0.0
19,055		6.000%, due 01/01/29	21,524	0.0
9,775		6.500%, due 01/01/24	10,880	0.0
9,283		6.500%, due 12/01/31	10,383	0.0
882,632		6.500%, due 09/01/34	993,985	0.0
6,366		7.000%, due 03/01/32	7,328	0.0
			180,301,987	4.8

		Federal National Mortgage Association: 5.1%##
18,700,000	W	2.500%, due 12/25/26	18,710,227	0.5
2,692,625		2.500%, due 05/01/30	2,708,152	0.1
4,109,331		2.500%, due 06/01/30	4,133,062	0.1
6,103,146		2.500%, due 06/01/30	6,138,390	0.2
2,517,599		2.500%, due 07/01/30	2,532,144	0.1
205,431		2.733%, due 07/01/35	217,648	0.0
3,579,278		3.000%, due 08/01/30	3,674,967	0.1
2,168,506		3.000%, due 09/01/30	2,227,884	0.1
12,470,000	W	3.000%, due 05/01/43	12,338,481	0.3
4,770,923		3.000%, due 07/01/43	4,756,695	0.1
1,150,817		3.000%, due 09/01/43	1,147,552	0.0
16,056,146		3.000%, due 04/01/45	15,979,673	0.4
3,053,998		3.000%, due 08/01/46	3,039,566	0.1
1,553,708		3.000%, due 11/01/46	1,546,366	0.1
8,456,358		3.500%, due 10/01/42	8,694,067	0.3
603,153		3.500%, due 01/01/46	619,928	0.0
441,790		3.500%, due 02/01/46	454,085	0.0
887,441		3.500%, due 02/01/46	912,137	0.0
1,510,000	W	4.000%, due 02/25/39	1,580,899	0.1
882,916		4.000%, due 03/01/42	929,935	0.0
2,973,683		4.000%, due 07/01/42	3,129,404	0.1
3,078,318		4.000%, due 07/01/42	3,241,659	0.1
500,982		4.000%, due 07/01/42	527,674	0.0
1,738,297		4.000%, due 09/01/43	1,840,271	0.1
3,113,160		4.000%, due 01/01/45	3,268,035	0.1
24,701,873		4.000%, due 01/01/45	26,270,464	0.7
2,943,469		4.000%, due 03/01/45	3,089,719	0.1
24,963,093		4.000%, due 05/01/45	26,205,194	0.7
3,979,545		4.000%, due 06/01/45	4,193,132	0.1
3,357,360		4.250%, due 11/01/43	3,581,512	0.1
388,295		4.500%, due 11/01/40	418,223	0.0
6,190,143		4.500%, due 11/01/40	6,666,054	0.2
717,433		4.500%, due 11/01/40	772,894	0.0
6,313		4.500%, due 12/01/40	6,794	0.0
11,809		4.500%, due 12/01/40	12,722	0.0
13,391		4.500%, due 01/01/41	14,421	0.0
10,721		4.500%, due 01/01/41	11,511	0.0
1,073,481		4.500%, due 10/01/41	1,156,159	0.1
212,153		5.000%, due 06/01/33	232,812	0.0
34,733		5.000%, due 09/01/33	38,102	0.0
126,001		5.000%, due 11/01/33	138,247	0.0
26,725		5.000%, due 03/01/34	29,314	0.0
42,994		5.000%, due 03/01/34	47,025	0.0
281,391		5.000%, due 02/01/35	308,475	0.0
11,015		5.000%, due 06/01/35	12,059	0.0
194,498		5.000%, due 06/01/35	212,413	0.0
453,980		5.000%, due 07/01/35	497,471	0.0
110,189		5.000%, due 07/01/35	120,629	0.0
694,709		5.000%, due 08/01/35	760,692	0.0
42,856		5.000%, due 10/01/35	46,804	0.0
996,951		5.000%, due 10/01/35	1,091,421	0.0
515,377		5.000%, due 02/01/36	564,164	0.0
7,762		5.000%, due 03/01/36	8,498	0.0
100,402		5.000%, due 03/01/36	109,908	0.0
17,137		5.000%, due 05/01/36	18,732	0.0
10,795		5.000%, due 06/01/36	11,817	0.0
383,445		5.000%, due 07/01/36	420,338	0.0
525,200		5.000%, due 07/01/37	576,398	0.0
315,010		5.000%, due 11/01/40	345,540	0.0
128,969		5.000%, due 05/01/41	141,127	0.0
396,460		5.000%, due 06/01/41	434,156	0.0
640,729		5.000%, due 06/01/41	701,300	0.0
275,883		5.500%, due 03/01/37	308,469	0.0
280,393		5.500%, due 06/01/39	314,490	0.0
2,660,764		5.500%, due 10/01/39	2,971,799	0.1
2,819		6.000%, due 10/01/18	2,870	0.0
91,961		6.000%, due 09/01/36	103,894	0.0
541,649		6.000%, due 05/01/38	574,414	0.0
2,851		6.500%, due 02/01/28	3,172	0.0
662		6.500%, due 09/01/31	736	0.0
212		6.500%, due 09/01/31	236	0.0
21,787		6.500%, due 11/01/31	24,851	0.0
8,628		6.500%, due 04/01/32	9,600	0.0
4,924		6.500%, due 08/01/32	5,479	0.0
2,105		6.500%, due 08/01/32	2,354	0.0
16,681		6.500%, due 02/01/33	18,553	0.0
12,726		7.000%, due 12/01/27	13,295	0.0
3,492		7.000%, due 10/01/31	3,866	0.0
4,501		7.000%, due 03/01/32	5,074	0.0
2,058		7.500%, due 09/01/30	2,472	0.0
1,694		7.500%, due 10/01/30	1,698	0.0
5,900		7.500%, due 09/01/31	6,888	0.0
18,255		7.500%, due 02/01/32	20,674	0.0
			188,010,026	5.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: 1.9%
13,213,000	W	3.000%, due 04/01/44	13,329,646	0.4
23,141,917		3.500%, due 07/20/46	24,029,615	0.7
23,143,755		3.500%, due 09/20/46	24,031,524	0.7
523,759		4.000%, due 11/20/40	560,869	0.0
1,030,000	W	4.000%, due 11/20/41	1,085,986	0.0
3,012,830		4.000%, due 03/20/46	3,193,977	0.1
625,305		4.500%, due 10/15/39	675,998	0.0
430,235		4.500%, due 11/15/39	463,776	0.0
458,078		4.500%, due 11/15/39	494,275	0.0
146,962		4.500%, due 12/15/39	158,889	0.0
142,389		4.500%, due 08/20/41	153,792	0.0
730,104		5.140%, due 10/20/60	765,540	0.0
1,140,075		5.274%, due 10/20/60	1,191,731	0.0
533,718		5.500%, due 03/20/60	560,503	0.0
			70,696,121	1.9

	Total U.S. Government Agency Obligations (Cost $441,072,282)		439,008,134	11.8

U.S. TREASURY OBLIGATIONS: 23.8%
		Treasury Inflation Indexed Protected Securities: 2.5%
91,924,632		0.375%, due 01/15/27	91,600,506	2.5

		U.S. Treasury Bonds: 3.8%
146,448,000		2.875%, due 11/15/46	142,074,623	3.8

		U.S. Treasury Notes: 17.5%
247,000		0.625%, due 06/30/18	245,456	0.0
170,756,000		1.250%, due 03/31/19	170,719,287	4.6
167,712,000	L	1.625%, due 03/15/20	168,311,403	4.5
35,168,000		1.875%, due 02/28/22	35,093,127	0.9
108,452,000		1.875%, due 03/31/22	108,166,012	2.9
27,273,000		2.125%, due 02/29/24	27,123,326	0.7
9,440,000		2.125%, due 03/31/24	9,382,473	0.3
137,413,000		2.250%, due 02/15/27	135,660,435	3.6
			654,701,519	17.5

	Total U.S. Treasury Obligations (Cost $885,870,812)		888,376,648	23.8

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
	OTC Interest Rate Swaptions: 0.0%
155,530,000	@ Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.688%, Exp. 05/16/17 Counterparty: Morgan Stanley Capital Services LLC	200,019	0.0

	Total Purchased Options (Cost $28,036)	200,019	0.0

	Total Long-Term Investments (Cost $3,738,263,829)	3,757,792,006	100.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.9%
		Corporate Bonds/Notes: 0.4%
3,158,000	#	Barclays Bank PLC, 6.050%, 12/04/17	3,241,599	0.1
4,567,000		Discover Bank, 2.000%, 02/21/18	4,571,877	0.1
367,000		Discover Financial Services, 6.450%, 06/12/17	370,135	0.0
1,019,000		FirstEnergy Corp., 2.750%, 03/15/18	1,022,947	0.0
2,911,000		Hewlett Packard Enterprise Co., 2.450%, 10/05/17	2,919,884	0.1
1,267,000		Zoetis, Inc., 1.875%, 02/01/18	1,267,991	0.1
			13,394,433	0.4

		U.S. Government Agency Obligations: 0.0%
3,415		Fannie Mae, 5.500%, 02/01/18	3,448	0.0
124		Fannie Mae, 6.000%, 11/01/17	124	0.0
5,230		Fannie Mae, 6.000%, 09/01/17	5,246	0.0
			8,818	0.0

		Securities Lending Collateralcc: 4.4%
39,079,068		Cantor Fitzgerald, Repurchase Agreement dated 03/31/17, 0.81%, due 04/03/17 (Repurchase Amount $39,081,670, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $39,860,660, due 04/01/17-02/20/67)	39,079,068	1.1
8,187,614		Daiwa Capital Markets, Repurchase Agreement dated 03/31/17, 0.82%, due 04/03/17 (Repurchase Amount $8,188,166, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $8,351,367, due 05/11/17-12/01/51)	8,187,614	0.2

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: (continued)
39,079,068		Millenium Fixed Income Ltd., Repurchase Agreement dated 03/31/17, 0.84%, due 04/03/17 (Repurchase Amount $39,081,766, collateralized by various U.S. Government Securities, 3.125%-3.625%, Market Value plus accrued interest $39,860,656, due 02/15/43-02/15/44)	39,079,068	1.0
39,079,068		NBC Global Finance Ltd., Repurchase Agreement dated 03/31/17, 0.90%, due 04/03/17 (Repurchase Amount $39,081,959, collateralized by various U.S. Government Securities, 1.250%-4.625%, Market Value plus accrued interest $39,860,649, due 08/15/21-09/09/49)	39,079,068	1.0
39,100,000		State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/17, 0.90%, due 04/03/17 (Repurchase Amount $39,102,892, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $39,882,042, due 01/15/19-02/15/46)	39,100,000	1.1
			164,524,818	4.4

		Collateralized Mortgage Obligations: 0.0%
44,373		Freddie Mac REMIC Trust 2543 AN, 5.000%, 12/15/17
		(Cost $43,893)	44,720	0.0

		Foreign Government Bonds: 0.0%
200,000		Pakistan Government International Bond, 6.875%, 06/01/17	201,100	0.0
630,000	#	Serbia International Bond, 5.250%, 11/21/17	643,294	0.0
			844,394	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
114,320,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.600%††
	(Cost $114,320,000)	114,320,000	3.1

	Total Short-Term Investments (Cost $293,096,069)	293,137,183	7.9

	Total Investments in Securities (Cost $4,031,359,898)	$4,050,929,189	108.6
	Liabilities in Excess of Other Assets	(321,180,563)	(8.6)
	Net Assets	$3,729,748,626	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at March 31, 2017.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
DKK	Danish Krone
HUF	Hungarian Forint
IDR	Indonesian Rupiah
RON	Romanian New Leu
RUB	Russian Ruble

Cost for federal income tax purposes is $4,033,532,385.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,195,192
Gross Unrealized Depreciation	(32,798,388)
Net Unrealized Appreciation	$17,396,804

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 49.0%
		Basic Materials: 1.1%
135,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	135,051	0.2
300,000		Huntsman International LLC, 4.875%, 11/15/20	314,250	0.3
278,000		PPG Industries, Inc., 2.300%, 11/15/19	280,537	0.3
300,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	315,750	0.3
			1,045,588	1.1

		Communications: 3.3%
414,000		AT&T, Inc., 2.300%, 03/11/19	416,176	0.5
150,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/20	154,485	0.2
118,000		Cisco Systems, Inc., 1.650%, 06/15/18	118,385	0.1
182,000		Cisco Systems, Inc., 2.450%, 06/15/20	184,996	0.2
300,000		DISH DBS Corp., 5.125%, 05/01/20	313,500	0.3
300,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	307,500	0.3
300,000	#	SFR Group SA, 6.000%, 05/15/22	312,000	0.3
300,000		Orange SA, 1.625%, 11/03/19	295,917	0.3
190,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	192,367	0.2
200,000	#	Sky PLC, 2.625%, 09/16/19	201,272	0.2
300,000		Sprint Communications, Inc., 6.000%, 11/15/22	307,500	0.3
147,000	#	Verizon Communications, Inc., 2.946%, 03/15/22	146,524	0.2
180,000		Walt Disney Co/The, 1.950%, 03/04/20	180,459	0.2
			3,131,081	3.3

		Consumer, Cyclical: 5.2%
150,000		American Honda Finance Corp., 2.000%, 02/14/20	150,528	0.2
410,000		American Honda Finance Corp., 2.250%, 08/15/19	413,687	0.4
84,000		AutoZone, Inc., 1.625%, 04/21/19	83,199	0.1
165,000	#	BMW US Capital LLC, 1.450%, 09/13/19	163,118	0.2
160,000		CVS Health Corp., 2.250%, 08/12/19	161,153	0.2
260,000	#	Daimler Finance North America LLC, 1.500%, 07/05/19	256,389	0.3
320,000	#	Daimler Finance North America LLC, 2.300%, 01/06/20	320,818	0.3
220,000		Delta Air Lines, Inc., 2.875%, 03/13/20	221,950	0.2
300,000		Fiat Chrysler Automobiles NV, 4.500%, 04/15/20	307,125	0.3
250,000		Ford Motor Credit Co. LLC, 1.897%, 08/12/19	247,736	0.3
350,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	355,945	0.4
144,000		General Motors Financial Co., Inc., 2.350%, 10/04/19	144,255	0.2
220,000		General Motors Financial Co., Inc., 2.400%, 05/09/19	220,567	0.2
39,614		Newell Brands, Inc., 2.600%, 03/29/19	40,119	0.0
211,000		PACCAR Financial Corp., 1.750%, 08/14/18	211,576	0.2
160,000		Ralph Lauren Corp., 2.625%, 08/18/20	161,439	0.2
405,000		Southwest Airlines Co., 2.650%, 11/05/20	409,343	0.4
265,000		Southwest Airlines Co., 2.750%, 11/06/19	269,519	0.3
244,000		Toyota Motor Credit Corp., 1.550%, 10/18/19	242,079	0.3
160,000		Toyota Motor Credit Corp., 1.700%, 01/09/19	160,330	0.2
300,000		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.375%, 03/15/22	307,875	0.3
			4,848,750	5.2

		Consumer, Non-cyclical: 8.1%
340,000		Abbott Laboratories, 2.350%, 11/22/19	341,579	0.4
169,000		Abbott Laboratories, 2.800%, 09/15/20	170,884	0.2
278,000		AbbVie, Inc., 1.800%, 05/14/18	278,376	0.3
481,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	481,876	0.5
211,000		AstraZeneca PLC, 1.750%, 11/16/18	211,109	0.2
220,000		AstraZeneca PLC, 1.950%, 09/18/19	219,822	0.2
228,000		Baxalta, Inc., 2.000%, 06/22/18	228,441	0.3
151,000		Cardinal Health, Inc., 1.950%, 06/15/18	151,499	0.2
220,000		Celgene Corp., 2.125%, 08/15/18	221,106	0.2
300,000		Centene Corp., 4.750%, 05/15/22	309,750	0.3
240,000	#	Danone SA, 1.691%, 10/30/19	236,923	0.3
287,000	L	Gilead Sciences, Inc., 1.950%, 03/01/22	278,011	0.3

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
116,000	L	Hertz Corp., 6.750%, 04/15/19	116,290	0.1
439,000		Kraft Heinz Foods Co., 2.000%, 07/02/18	440,179	0.5
180,000		Kroger Co., 2.000%, 01/15/19	180,409	0.2
290,000		Medtronic Global Holdings SCA, 1.700%, 03/28/19	289,942	0.3
188,000		Medtronic, Inc., 2.500%, 03/15/20	190,713	0.2
220,000		Molson Coors Brewing Co., 1.450%, 07/15/19	217,254	0.2
200,000		Moody's Corp., 2.750%, 12/15/21	200,088	0.2
267,000		Mylan NV, 2.500%, 06/07/19	268,338	0.3
186,000		PepsiCo, Inc., 1.250%, 04/30/18	185,919	0.2
202,000		Reynolds American, Inc., 2.300%, 06/12/18	203,262	0.2
464,000		Sanofi, 1.250%, 04/10/18	463,471	0.5
262,000		Shire Acquisitions Investments Ireland DAC, 1.900%, 09/23/19	260,066	0.3
95,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/21	93,130	0.1
198,000		Stryker Corp., 2.000%, 03/08/19	198,606	0.2
300,000		Tenet Healthcare Corp., 6.250%, 11/01/18	316,312	0.3
295,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/19	291,773	0.3
138,000		Thermo Fisher Scientific, Inc., 2.150%, 12/14/18	138,533	0.2
135,000		UnitedHealth Group, Inc., 1.900%, 07/16/18	135,607	0.2
207,000		Zimmer Biomet Holdings, Inc., 2.000%, 04/01/18	207,390	0.2
			7,526,658	8.1

		Energy: 3.2%
300,000		Antero Resources Corp., 5.125%, 12/01/22	305,437	0.3
180,000		BP Capital Markets PLC, 2.315%, 02/13/20	181,558	0.2
227,000		BP Capital Markets PLC, 2.521%, 01/15/20	229,978	0.2
195,000		Chevron Corp., 1.790%, 11/16/18	195,596	0.2
144,000		Energy Transfer Partners L.P., 2.500%, 06/15/18	144,745	0.2
278,000		Enterprise Products Operating LLC, 1.650%, 05/07/18	277,765	0.3
313,000		Exxon Mobil Corp., 1.708%, 03/01/19	313,602	0.3
313,000		Shell International Finance BV, 1.375%, 05/10/19	310,293	0.3
84,000		Shell International Finance BV, 1.375%, 09/12/19	83,017	0.1
185,000		Shell International Finance BV, 1.625%, 11/10/18	184,842	0.2
156,000		Shell International Finance BV, 1.750%, 09/12/21	151,719	0.2
144,000		Shell International Finance BV, 2.125%, 05/11/20	144,211	0.2
170,000		Statoil ASA, 1.950%, 11/08/18	170,688	0.2
260,000		Total Capital International SA, 2.100%, 06/19/19	261,500	0.3
			2,954,951	3.2

		Financial: 18.7%
210,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	210,221	0.2
313,000		American Express Credit Corp., 1.800%, 07/31/18	313,365	0.3
260,000		Aon Corp., 5.000%, 09/30/20	281,419	0.3
250,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.050%, 09/23/19	250,005	0.3
230,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.250%, 06/13/19	231,430	0.2
220,000		Bank of America Corp., 1.950%, 05/12/18	220,538	0.2
161,000		Bank of America Corp., 2.151%, 11/09/20	159,662	0.2
928,000		Bank of America Corp., 2.600%, 01/15/19	938,001	1.0
220,000		Bank of Montreal, 1.800%, 07/31/18	220,464	0.2
160,000		Bank of Montreal, 2.100%, 12/12/19	160,774	0.2
192,000		Bank of New York Mellon Corp., 2.600%, 08/17/20	194,540	0.2
194,000		Bank of Nova Scotia, 1.650%, 06/14/19	192,814	0.2
118,000		Berkshire Hathaway Finance Corp., 1.700%, 03/15/19	118,229	0.1
250,000		Branch Banking & Trust Co., 2.100%, 01/15/20	250,391	0.3
270,000		Capital One NA/Mclean VA, 1.850%, 09/13/19	267,630	0.3
250,000		Capital One NA/Mclean VA, 2.350%, 08/17/18	251,641	0.3
500,000	#	CIT Group, Inc., 5.000%, 05/15/18	504,000	0.5
250,000		Citibank NA, 2.000%, 03/20/19	250,910	0.3
433,000		Citigroup, Inc., 2.050%, 12/07/18	433,938	0.5
240,000		Citizens Financial Group, Inc., 5.158%, 06/29/23	246,574	0.3
266,000		Comerica, Inc., 2.125%, 05/23/19	265,795	0.3
160,000	#	Commonwealth Bank of Australia, 2.250%, 03/10/20	160,158	0.2
340,000		Cooperatieve Rabobank UA/NY, 2.250%, 01/14/19	342,290	0.4
360,000		Credit Suisse AG/New York NY, 1.700%, 04/27/18	359,565	0.4
200,000		Credit Suisse AG, 5.300%, 08/13/19	214,511	0.2
150,000		Discover Bank, 2.600%, 11/13/18	151,445	0.2
220,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	217,366	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
223,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	223,976	0.2
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	429,097	0.5
320,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/68	341,600	0.4
300,000		HSBC Bank USA NA, 4.875%, 08/24/20	321,419	0.3
250,000		Huntington National Bank/The, 2.375%, 03/10/20	251,022	0.3
250,000		Huntington National Bank, 2.200%, 11/06/18	251,137	0.3
260,000	#	ING Bank NV, 1.650%, 08/15/19	256,830	0.3
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	441,942	0.5
250,000		KeyBank NA/Cleveland OH, 2.350%, 03/08/19	252,014	0.3
264,000		KeyCorp, 2.300%, 12/13/18	265,619	0.3
87,000		Kilroy Realty L.P., 4.800%, 07/15/18	89,571	0.1
365,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/21	357,248	0.4
30,000		Morgan Stanley, 2.200%, 12/07/18	30,133	0.0
250,000		National Australia Bank Ltd./New York, 2.250%, 01/10/20	250,383	0.3
240,000		National Rural Utilities Cooperative Finance Corp., 1.500%, 11/01/19	237,952	0.3
127,000	#	New York Life Global Funding, 1.550%, 11/02/18	126,806	0.1
310,000		PNC Bank NA, 1.450%, 07/29/19	306,502	0.3
580,000		PNC Bank NA, 2.400%, 10/18/19	585,048	0.6
175,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	182,875	0.2
320,000		Regions Bank/Birmingham AL, 2.250%, 09/14/18	321,075	0.3
295,000		Royal Bank of Canada, 1.800%, 07/30/18	295,463	0.3
200,000		Royal Bank of Canada, 2.125%, 03/02/20	200,149	0.2
300,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/19	327,052	0.3
362,000		Santander Holdings USA, Inc., 2.700%, 05/24/19	363,864	0.4
363,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	364,242	0.4
250,000		Skandinaviska Enskilda Banken AB, 2.300%, 03/11/20	250,682	0.3
265,000	#	Standard Chartered PLC, 2.100%, 08/19/19	262,948	0.3
144,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/21	145,275	0.2
280,000		Sumitomo Mitsui Banking Corp., 1.966%, 01/11/19	280,124	0.3
140,000		SunTrust Bank/Atlanta GA, 2.250%, 01/31/20	140,532	0.1
188,000		SunTrust Banks, Inc., 2.500%, 05/01/19	190,031	0.2
260,000	#	Swedbank AB, 2.800%, 03/14/22	260,598	0.3
500,000		Toronto-Dominion Bank, 2.250%, 11/05/19	503,463	0.5
200,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	201,471	0.2
40,000		Visa, Inc., 2.200%, 12/14/20	40,173	0.0
460,000		Wells Fargo Bank NA, 2.150%, 12/06/19	461,844	0.5
194,000		Westpac Banking Corp., 1.600%, 08/19/19	191,977	0.2
			17,409,813	18.7

		Industrial: 3.2%
250,000		Amphenol Corp., 2.200%, 04/01/20	250,231	0.3
300,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/23	303,375	0.3
355,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	357,865	0.4
220,000		Corning, Inc., 1.500%, 05/08/18	219,715	0.2
74,000		General Electric Co., 2.200%, 01/09/20	74,820	0.1
281,000		Ingersoll-Rand Global Holding Co. Ltd., 2.875%, 01/15/19	285,718	0.3
228,000		Lockheed Martin Corp., 1.850%, 11/23/18	228,695	0.3
300,000	#	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22	309,750	0.3
160,000		Rockwell Collins, Inc., 1.950%, 07/15/19	160,192	0.2
200,000	#	Rolls-Royce PLC, 2.375%, 10/14/20	199,430	0.2
370,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	369,695	0.4
202,000		United Technologies Corp., 1.778%, 05/04/18	201,988	0.2
			2,961,474	3.2

		Technology: 3.4%
490,000		Apple, Inc., 1.900%, 02/07/20	491,495	0.5
71,000		Applied Materials, Inc., 2.625%, 10/01/20	72,128	0.1
185,000	#	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/20	185,081	0.2
564,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, 06/01/19	578,491	0.6
300,000	#	First Data Corp., 5.375%, 08/15/23	313,125	0.3

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
86,000	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	87,052	0.1
260,000	Intel Corp., 2.450%, 07/29/20	264,273	0.3
370,000	International Business Machines Corp., 1.900%, 01/27/20	371,447	0.4
324,000	Microsoft Corp., 1.550%, 08/08/21	316,077	0.4
160,000	QUALCOMM, Inc., 1.400%, 05/18/18	159,971	0.2
300,000	# Quintiles IMS, Inc., 4.875%, 05/15/23	305,625	0.3
		3,144,765	3.4

	Utilities: 2.8%
346,000	Black Hills Corp., 2.500%, 01/11/19	347,835	0.4
76,000	Dominion Resources, Inc./VA, 1.600%, 08/15/19	75,085	0.1
405,000	Duke Energy Corp., 1.800%, 09/01/21	391,575	0.4
110,000	Edison International, 2.125%, 04/15/20	110,194	0.1
110,000	Exelon Generation Co. LLC, 2.950%, 01/15/20	111,572	0.1
190,000	Georgia Power Co., 2.000%, 03/30/20	188,817	0.2
160,000	Great Plains Energy, Inc., 2.500%, 03/09/20	161,006	0.2
109,000	NextEra Energy Capital Holdings, Inc., 1.649%, 09/01/18	108,708	0.1
160,000	NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/19	161,040	0.2
250,000	Oklahoma Gas & Electric Co., 8.250%, 01/15/19	276,317	0.3
250,000	Public Service Enterprise Group, Inc., 1.600%, 11/15/19	247,476	0.3
228,000	Sempra Energy, 1.625%, 10/07/19	225,842	0.2
220,000	Southern Power Co., 1.500%, 06/01/18	219,578	0.2
		2,625,045	2.8

	Total Corporate Bonds/Notes (Cost $45,595,333)	45,648,125	49.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.8%
339,092	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/40	340,144	0.4
770,928	Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/24	790,843	0.8
200,244	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/40	211,081	0.2
106,956	Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/39	107,843	0.1
297,833	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/40	303,092	0.3
52,522	Fannie Mae REMIC Trust 2011-100 QM, 4.000%, 10/25/50	52,972	0.1
643,970	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/28	735,404	0.8
572,351	Freddie Mac REMIC Trust 3597 L, 5.000%, 07/15/39	612,852	0.7
423,904	Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/39	431,881	0.5
818,944	Ginnie Mae Series 2014-53 JM, 7.124%, 04/20/39	940,562	1.0
609,004	Ginnie Mae Series 2015-H31 FT, 1.430%, 11/20/65	611,241	0.6
251,088	Wells Fargo Mortgage Backed Securities 2005-AR16 Trust 2A1, 3.182%, 02/25/34	255,887	0.3

	Total Collateralized Mortgage Obligations (Cost $5,388,043)	5,393,802	5.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.0%
	Federal Home Loan Mortgage Corporation: 1.3%##
51,794	5.500%, due 01/01/37	57,432	0.1
181,843	5.500%, due 08/01/38	205,528	0.2
18,011	5.500%, due 10/01/38	19,963	0.0
24,556	5.500%, due 10/01/38	27,331	0.0
421,313	5.500%, due 11/01/38	474,224	0.5
362,899	5.500%, due 02/01/39	404,084	0.5
		1,188,562	1.3

	Federal National Mortgage Association: 0.7%##
372,230	5.000%, due 01/01/23	397,896	0.4
236,105	5.000%, due 07/01/34	259,098	0.3
		656,994	0.7

	Total U.S. Government Agency Obligations (Cost $1,798,132)	1,845,556	2.0

FOREIGN GOVERNMENT BONDS: 0.1%
58,000	European Investment Bank, 1.750%, 05/15/20	57,953	0.1

	Total Foreign Government Bonds (Cost $57,829)	57,953	0.1

ASSET-BACKED SECURITIES: 16.5%
	Automobile Asset-Backed Securities: 6.0%
100,000	Ally Auto Receivables Trust 2016-2 A4, 1.600%, 01/15/21	99,599	0.1
150,000	Ally Auto Receivables Trust 2017-2 A4, 2.100%, 03/15/22	149,992	0.2
250,000	CarMax Auto Owner Trust 2014-4 A4, 1.810%, 07/15/20	250,437	0.3
100,000	CarMax Auto Owner Trust 2016-2 A3, 1.520%, 02/16/21	99,684	0.1
225,000	CarMax Auto Owner Trust 2016-4, 1.600%, 06/15/22	221,578	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities: (continued)
250,000		CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/22	250,862	0.3
600,000	#	Chrysler Capital Auto Receivables Trust 2016-B, 1.870%, 02/15/22	594,214	0.6
190,000		GM Financial Automobile Leasing Trust 2015-3 A4, 1.810%, 11/20/19	190,356	0.2
250,000		GM Financial Automobile Leasing Trust 2016-2 A4, 1.760%, 03/20/20	249,707	0.3
100,000		GM Financial Automobile Leasing Trust 2017-1 A4, 2.260%, 08/20/20	100,199	0.1
480,000		Harley-Davidson Motorcycle Trust 2015-1 A4, 1.670%, 08/15/22	479,412	0.5
300,000	#	Hyundai Auto Lease Securitization Trust 2016-B A4, 1.680%, 04/15/20	299,919	0.3
150,000	#	Hyundai Auto Lease Securitization Trust 2016-C, 1.650%, 07/15/20	149,624	0.1
450,000	#	Hyundai Auto Lease Securitization Trust 2017-A A4, 2.130%, 04/15/21	452,421	0.5
100,000		Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/23	99,987	0.1
200,000		Mercedes-Benz Auto Lease Trust 2016-B, 1.520%, 06/15/22	199,313	0.2
200,000		Nissan Auto Lease Trust 2016-A A4, 1.650%, 10/15/21	200,121	0.2
100,000		Nissan Auto Lease Trust 2016-B A4, 1.610%, 01/18/22	99,669	0.1
540,000		Nissan Auto Receivables 2016-B A4, 1.540%, 10/17/22	534,396	0.6
200,000	#	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	200,277	0.2
160,000		Toyota Auto Receivables 2016-A Owner Trust A4, 1.470%, 09/15/21	159,004	0.2
100,000		USAA Auto Owner Trust 2015-1 A4, 1.540%, 11/16/20	99,990	0.1
110,000		World Omni Auto Receivables Trust 2015-B A4, 1.840%, 01/17/22	109,822	0.1
250,000		World Omni Auto Receivables Trust 2016-B A4, 1.480%, 11/15/22	244,450	0.3
100,000		World Omni Automobile Lease Securitization Trust 2017-A A4, 2.320%, 08/15/22	100,387	0.1
			5,635,420	6.0

		Credit Card Asset-Backed Securities: 4.5%
350,000		Barclays Dryrock Issuance Trust 2016-1 A, 1.520%, 05/16/22	347,105	0.4
450,000		Cabela's Credit Card Master Note Trust 2016-1 A1, 1.780%, 06/15/22	449,279	0.5
450,000		Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	445,399	0.5
600,000		Capital One Multi-Asset Execution Trust, 1.820%, 09/15/22	599,983	0.6
300,000		Chase Issuance Trust 2016-A2 A, 1.370%, 06/15/21	298,075	0.3
200,000		Chase Issuance Trust 2016-A5 A5, 1.270%, 07/15/21	197,945	0.2
210,000		Citibank Credit Card Issuance Trust 2014-A6 A6, 2.150%, 07/15/21	211,905	0.2
300,000		Citibank Credit Card Issuance Trust 2016-A1 A1, 1.750%, 11/19/21	299,627	0.3
170,000		Discover Card Execution Note Trust 2014-A1 A1, 1.342%, 07/15/21	170,961	0.2
230,000		Discover Card Execution Note Trust 2014-A4 A4, 2.120%, 12/15/21	232,025	0.3
200,000		Discover Card Execution Note Trust 2015-A3 A, 1.450%, 03/15/21	199,794	0.2
450,000		Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/24	452,759	0.5
280,000		Synchrony Credit Card Master Note Trust 2016-1 A, 2.040%, 03/15/22	281,148	0.3
			4,186,005	4.5

		Home Equity Asset-Backed Securities: 0.1%
57,251		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/19	57,688	0.1

		Other Asset-Backed Securities: 5.9%
240,000	#	Apidos CLO XI 2012-11A AR, 2.463%, 01/17/28	240,801	0.3
330,000	#	Babson CLO Ltd. 2014-3A AR, 2.299%, 01/15/26	330,659	0.3
280,000	#	Benefit Street Partners CLO IV Ltd. 2014-IVA A1R, 2.515%, 01/20/29	280,892	0.3
560,000	#	Benefit Street Partners CLO X Ltd. 2016-10A A1, 2.233%, 01/15/29	561,860	0.6
310,000	#	BlueMountain CLO 2013-1A A1R, 2.430%, 01/20/29	311,099	0.3
350,000	#	BlueMountain CLO Ltd. 2012-2A AR, 2.472%, 11/20/28	351,123	0.4
410,000	#	Carlyle US CLO 2017-1A A1A Ltd., 2.460%, 04/20/31	411,690	0.4
250,000	#	CIFC Funding Ltd. 2016-1A A, 2.445%, 10/21/28	250,968	0.3
250,000	#	CIFC Funding Ltd. 2017-1A A, 2.243%, 04/23/29	249,997	0.3

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
360,000	#	Dryden 33 Senior Loan Fund 2014-33A AR, 2.453%, 10/15/28	361,078	0.4
250,000	#	Dryden Senior Loan Fund 2017-47A A2, 2.745%, 04/15/28	250,000	0.3
46,298	#	GSAMP Trust 2005-SEA2 A1, 1.332%, 01/25/45	46,112	0.0
330,000	#	LCM XXIII Ltd. 23A A1, 2.506%, 10/20/29	332,637	0.3
250,000	#	Madison Park Funding Ltd. 2007-6A E, 6.282%, 07/26/21	250,445	0.3
390,000	#	Oaktree EIF II Series B1 Ltd. 2015-B1A A, 2.589%, 02/15/26	390,083	0.4
250,000	#	Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.355%, 03/17/30	250,287	0.3
260,000	#	OHA Loan Funding Ltd. 2015-1A AR, 2.449%, 08/15/29	261,718	0.3
300,000	#	THL Credit Wind River CLO Ltd. 2017-1A A, 2.374%, 04/18/29	300,297	0.3
100,000	#	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/21	99,836	0.1
			5,531,582	5.9

	Total Asset-Backed Securities (Cost $15,407,634)		15,410,695	16.5

U.S. TREASURY OBLIGATIONS: 4.7%
		U.S. Treasury Notes: 4.7%
1,835,000		0.625%, due 06/30/18	1,823,531	2.0
103,000		1.125%, due 02/28/19	102,771	0.1
562,000	L	1.625%, due 03/15/20	564,009	0.6
109,000		1.875%, due 02/28/22	108,768	0.1
933,000		2.125%, due 02/29/24	927,880	1.0
826,000		2.125%, due 03/31/24	820,966	0.9

	Total U.S. Treasury Obligations (Cost $4,346,488)		4,347,925	4.7

COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.4%
226,578	#	Americold LLC 2010 Trust ARTA A2FL, 2.391%, 01/14/29	227,439	0.2
38,967		Banc of America Commercial Mortgage Trust 2007-4 A4, 5.894%, 02/10/51	39,221	0.0
20,384	#	Banc of America Re-REMIC Trust 2009-UBER2 A4AA, 5.858%, 02/24/51	20,354	0.0
340,115		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	340,612	0.4
430,000		CD 2007-CD5 Mortgage Trust AJ, 6.843%, 11/15/44	436,399	0.5
230,000		CD 2007-CD5 Mortgage Trust AJA, 6.159%, 11/15/44	233,932	0.3
275,249		Citigroup Commercial Mortgage Trust 2007-6 A4, 5.779%, 12/10/49	275,577	0.3
502,589		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	513,237	0.6
13,877		COBALT CMBS Commercial Mortgage Trust 2007-C2 A3, 5.484%, 04/15/47	13,860	0.0
87,361		COMM 2012-CR4 A2, 1.801%, 10/15/45	87,858	0.1
190,000		COMM 2014-UBS6 A2 Mortgage Trust, 2.935%, 12/10/47	192,980	0.2
110,000		Commercial Mortgage Pass Through Certificates 2014-CR14 A2, 3.147%, 02/10/47	111,445	0.1
128,393	#	Commercial Mortgage Trust 2004-GG1 F, 6.311%, 06/10/36	127,853	0.1
5,106	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	5,094	0.0
79,452	#	DBRR 2011-C32 A3A, 8.200%, 06/17/49	79,325	0.1
203,076	#	EQTY 2014-INNS Mortgage Trust, 4.297%, 05/08/31	202,217	0.2
106,782		Ginnie Mae 2012-19 AB, 1.450%, 03/16/34	106,722	0.1
87,817		Ginnie Mae 2015-21 AF, 2.069%, 07/16/48	86,479	0.1
207,751		Ginnie Mae 2016-110 AB, 2.000%, 05/16/49	203,563	0.2
90,994		Ginnie Mae 2016-86 AB, 2.500%, 09/16/56	90,620	0.1
304,060		Ginnie Mae Series 2011-53 B, 4.397%, 05/16/51	322,179	0.3
96,507		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust B, 4.965%, 12/10/41	98,038	0.1
285,868		GS Mortgage Securities Trust 2012-GCJ9, 1.762%, 11/10/45	286,256	0.3
170,000		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/47	173,471	0.2
250,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	246,516	0.3
135,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX C, 5.066%, 01/12/37	137,969	0.1
429,721		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10 B, 5.021%, 01/12/37	438,147	0.5

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
722,257		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12, 5.882%, 02/15/51	725,962	0.8
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH D, 3.162%, 04/15/27	374,843	0.4
138,654	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	137,989	0.2
193,339		LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.127%, 04/15/41	198,796	0.2
157,106		ML-CFC Commercial Mortgage Trust 2007-9 A4, 5.700%, 09/12/49	158,561	0.2
333,598		Morgan Stanley Capital I Trust 2007-IQ16, 5.809%, 12/12/49	335,613	0.4
254,547		Morgan Stanley Capital I Trust 2008-TOP29, 6.301%, 01/11/43	260,818	0.3
44,732	#	Morgan Stanley Re-REMIC Trust 2009-GG10 A4A, 5.949%, 08/12/45	44,697	0.0
81,652	#	Morgan Stanley Re-REMIC Trust 2010-GG10 A4A, 5.949%, 08/15/45	81,543	0.1
390,000		TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.474%, 08/15/39	392,731	0.4

	Total Commercial Mortgage-Backed Securities (Cost $7,887,737)		7,808,916	8.4

	Total Long-Term Investments (Cost $80,481,196)		80,512,972	86.5

SHORT-TERM INVESTMENTS: 14.7%
		Corporate Bonds/Notes: 12.5%
291,000		Actavis Funding SCS, 2.350%, 03/12/18	292,325	0.3
502,000		Aetna, Inc., 1.500%, 11/15/17	501,985	0.5
301,000		Air Lease Corp., 2.125%, 01/15/18	301,625	0.3
395,000		Alibaba Group Holding Ltd., 1.625%, 11/28/17	395,005	0.4
235,000		AT&T, Inc., 1.400%, 12/01/17	234,850	0.3
135,000		BP Capital Markets PLC, 1.674%, 02/13/18	135,103	0.1
257,000		British Telecommunications PLC, 5.950%, 01/15/18	265,511	0.3
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	514,375	0.6
325,000		Charles Schwab Corp., 1.500%, 03/10/18	324,983	0.3
329,000		Chevron Corp., 1.365%, 03/02/18	328,857	0.4
258,000		Citizens Bank NA/Providence RI, 1.600%, 12/04/17	257,906	0.3
352,000		Diageo Capital PLC, 1.500%, 05/11/17	352,019	0.4
75,000		eBay, Inc., 1.350%, 07/15/17	74,972	0.1
140,000		eBay, Inc., 2.500%, 03/09/18	141,098	0.2
165,000		Eli Lilly & Co., 1.250%, 03/01/18	164,831	0.2
371,000		JM Smucker Co., 1.750%, 03/15/18	371,480	0.4
365,000		JPMorgan Chase & Co., 1.700%, 03/01/18	365,129	0.4
301,000		Kinder Morgan, Inc./DE, 2.000%, 12/01/17	301,272	0.3
204,000		Kroger Co., 6.400%, 08/15/17	207,634	0.2
500,000		Lennar Corp., 4.750%, 12/15/17	508,125	0.5
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	499,354	0.5
323,000		Morgan Stanley, 1.875%, 01/05/18	323,561	0.3
316,000		NetApp, Inc., 2.000%, 12/15/17	316,770	0.3
177,000		PACCAR Financial Corp., 1.450%, 03/09/18	177,151	0.2
390,000		Philip Morris International, Inc., 1.250%, 11/09/17	389,813	0.4
318,000		Realty Income Corp., 2.000%, 01/31/18	318,600	0.3
264,000		Statoil ASA, 1.250%, 11/09/17	263,704	0.3
500,000		Tesoro Corp., 4.250%, 10/01/17	505,000	0.5
211,000		Total Capital International SA, 1.550%, 06/28/17	211,162	0.2
181,000		TransCanada PipeLines Ltd., 1.875%, 01/12/18	181,208	0.2
342,000		UBS AG/Stamford CT, 1.375%, 08/14/17	342,114	0.4
256,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	256,030	0.3
250,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	250,124	0.3
159,000		Valspar Corp., 6.050%, 05/01/17	159,480	0.2
498,000		Visa, Inc., 1.200%, 12/14/17	497,591	0.5
422,000		Wells Fargo & Co., 1.500%, 01/16/18	421,293	0.5
252,000		Welltower, Inc., 2.250%, 03/15/18	253,150	0.3
279,000		Zoetis, Inc., 1.875%, 02/01/18	279,218	0.3
			11,684,408	12.5

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: 1.1%
983,395	Cantor Fitzgerald, Repurchase Agreement dated 03/31/17, 0.81%, due 04/03/17 (Repurchase Amount $983,460, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,003,063, due 04/01/17-02/20/67)
	(Cost $983,395)	983,395	1.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
1,066,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.600%††
	(Cost $1,066,000)	1,066,000	1.1

	Total Short-Term Investments (Cost $13,706,711)	13,733,803	14.8

	Total Investments in Securities (Cost $94,187,907)	$94,246,775	101.2
	Liabilities in Excess of Other Assets	(1,085,614)	(1.2)
	Net Assets	$93,161,161	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at March 31, 2017.

Cost for federal income tax purposes is $94,189,479.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$342,892
Gross Unrealized Depreciation	(285,596)
Net Unrealized Appreciation	$57,296

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 14.8%
		Basic Materials: 1.0%
250,000		PolyOne Corp., 5.250%, 03/15/23	253,125	0.2
350,000		Southern Copper Corp., 5.875%, 04/23/45	366,425	0.2
250,000		Steel Dynamics, Inc., 5.500%, 10/01/24	261,875	0.1
250,000		Tronox Finance LLC, 6.375%, 08/15/20	252,187	0.1
285,000	#	Vedanta Resources PLC, 6.375%, 07/30/22	287,708	0.2
250,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	264,375	0.2
			1,685,695	1.0

		Communications: 2.5%
290,000		AT&T, Inc., 3.400%, 05/15/25	281,101	0.2
150,000		Cablevision Systems Corp., 5.875%, 09/15/22	151,687	0.1
278,000		CBS Corp., 4.000%, 01/15/26	285,133	0.2
150,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	157,875	0.1
273,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	287,826	0.2
350,000		Digicel Ltd., 6.000%, 04/15/21	319,813	0.2
200,000		DISH DBS Corp., 5.000%, 03/15/23	201,400	0.1
150,000		Lamar Media Corp., 5.375%, 01/15/24	155,625	0.1
250,000		Level 3 Financing, Inc., 5.250%, 03/15/26	252,188	0.1
150,000		Netflix, Inc., 5.875%, 02/15/25	161,625	0.1
150,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	153,750	0.1
200,000	#	SFR Group SA, 6.250%, 05/15/24	202,000	0.1
250,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	268,750	0.2
150,000		Sprint Corp., 7.125%, 06/15/24	160,500	0.1
259,000		Time Warner Cable LLC, 5.000%, 02/01/20	275,972	0.2
150,000		T-Mobile USA, Inc., 6.836%, 04/28/23	160,875	0.1
250,000	#	Univision Communications, Inc., 5.125%, 02/15/25	246,875	0.1
278,000	#	Verizon Communications, Inc., 4.812%, 03/15/39	271,604	0.2
			3,994,599	2.5

		Consumer, Cyclical: 1.7%
150,000		AMC Entertainment Holdings, Inc., 5.750%, 06/15/25	154,125	0.1
55,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	56,237	0.0
200,000		CalAtlantic Group, Inc., 5.250%, 06/01/26	200,000	0.1
150,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	154,500	0.1
239,000		CVS Health Corp., 3.875%, 07/20/25	246,654	0.2
150,000		Dollar Tree, Inc., 5.750%, 03/01/23	160,500	0.1
200,000		Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	206,700	0.1
25,000		Goodyear Tire & Rubber Co/The, 4.875%, 03/15/27	25,062	0.0
250,000	#	HD Supply, Inc., 5.750%, 04/15/24	263,575	0.2
125,000	#	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 04/01/25	126,562	0.1
150,000	#	Hot Topic, Inc., 9.250%, 06/15/21	146,250	0.1
150,000		MGM Resorts International, 6.000%, 03/15/23	161,813	0.1
150,000	#,L	Michaels Stores, Inc., 5.875%, 12/15/20	154,409	0.1
150,000	#,L	PetSmart, Inc., 7.125%, 03/15/23	142,875	0.1
150,000		CalAtlantic Group, Inc., 5.375%, 10/01/22	157,313	0.1
150,000	#	Silversea Cruise Finance Ltd., 7.250%, 02/01/25	158,625	0.1
55,000	#	Six Flags Entertainment Corp., 4.875%, 07/31/24	54,416	0.0
110,000	#	Six Flags Entertainment Corp., 5.500%, 04/15/27	110,000	0.1
			2,679,616	1.7

		Consumer, Non-cyclical: 2.3%
277,000		Actavis Funding SCS, 3.000%, 03/12/20	281,741	0.2
125,000	#	Cardtronics, Inc. / Cardtronics USA, 5.500%, 05/01/25	126,875	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
280,000		Celgene Corp., 3.250%, 08/15/22	284,651	0.2
200,000		Central Garden & Pet Co., 6.125%, 11/15/23	212,000	0.1
105,000		CHS/Community Health Systems, Inc., 5.125%, 08/01/21	104,212	0.1
250,000	#	Cott Holdings, Inc., 5.500%, 04/01/25	255,075	0.1
250,000		HCA, Inc., 5.375%, 02/01/25	260,625	0.1
150,000		HealthSouth Corp., 5.750%, 11/01/24	151,875	0.1
150,000	L	Hertz Corp., 7.375%, 01/15/21	150,281	0.1
150,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	157,125	0.1
275,000		Kraft Heinz Foods Co., 2.800%, 07/02/20	278,886	0.2
278,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	279,624	0.2
125,000	#	Post Holdings, Inc., 5.000%, 08/15/26	120,000	0.1
150,000	#	Post Holdings, Inc., 8.000%, 07/15/25	169,125	0.1
263,000		Reynolds American, Inc., 4.450%, 06/12/25	277,274	0.2
150,000	L	Tenet Healthcare Corp., 6.750%, 06/15/23	147,750	0.1
250,000		United Rentals North America, Inc., 6.125%, 06/15/23	262,188	0.1
150,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	116,250	0.1
			3,635,557	2.3

		Energy: 0.8%
700,000		Petrobras Global Finance BV, 7.375%, 01/17/27	741,790	0.4
150,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	157,312	0.1
425,000		YPF SA, 8.500%, 03/23/21	466,867	0.3
			1,365,969	0.8

		Financial: 4.5%
150,000		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.625%, 10/30/20	158,639	0.1
150,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	151,875	0.1
425,000		Banco de Bogota SA, 6.250%, 05/12/26	444,656	0.3
275,000		Banco do Brasil SA/Cayman, 9.250%, 10/31/49	291,844	0.2
327,000		Bank of America Corp., 2.625%, 10/19/20	328,187	0.2
425,000		BBVA Bancomer SA/Texas, 6.750%, 09/30/22	477,063	0.3
409,000	#	BPCE SA, 4.500%, 03/15/25	402,986	0.2
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/26	284,545	0.2
150,000		CIT Group, Inc., 5.000%, 08/15/22	157,405	0.1
280,000		Citigroup, Inc., 2.650%, 10/26/20	282,013	0.2
425,000	#	Credit Bank of Moscow Via CBOM Finance PLC, 5.875%, 11/07/21	440,442	0.3
100,000	#	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	101,125	0.1
150,000		Equinix, Inc., 5.750%, 01/01/25	159,375	0.1
150,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	151,593	0.1
403,000		GE Capital International Funding Co. Unlimited Co., 3.373%, 11/15/25	414,003	0.2
279,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	284,867	0.2
281,000		HCP, Inc., 4.000%, 06/01/25	282,955	0.2
150,000		Iron Mountain, Inc., 5.750%, 08/15/24	153,750	0.1
277,000		JPMorgan Chase & Co., 4.250%, 10/01/27	284,868	0.2
184,000		JPMorgan Chase & Co., 6.125%, 12/29/49	195,270	0.1
400,000		Lloyds Banking Group PLC, 4.582%, 12/10/25	406,850	0.2
86,000		M&T Bank Corp., 6.450%, 12/29/49	93,740	0.1
268,000		Morgan Stanley, 4.000%, 07/23/25	276,941	0.2
125,000		SLM Corp., 5.125%, 04/05/22	125,000	0.1
200,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	201,471	0.1
89,000		Wells Fargo & Co., 5.900%, 12/29/49	93,036	0.0
269,000		Wells Fargo & Co., 4.300%, 07/22/27	279,847	0.2
250,000	#	Yapi ve Kredi Bankasi AS, 5.750%, 02/24/22	249,084	0.1
			7,173,430	4.5

		Industrial: 1.6%
250,000	#	Advanced Disposal Services, Inc., 5.625%, 11/15/24	253,125	0.2
250,000		AECOM, 5.875%, 10/15/24	266,875	0.2
250,000	#	Bombardier, Inc., 8.750%, 12/01/21	274,375	0.2
130,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	132,437	0.1
500,000	L	Cemex SAB de CV, 6.125%, 05/05/25	534,850	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
200,000		Lockheed Martin Corp., 3.550%, 01/15/26	203,389	0.1
150,000	#	Multi-Color Corp., 6.125%, 12/01/22	157,125	0.1
150,000	#	Sealed Air Corp., 5.500%, 09/15/25	159,375	0.1
125,000	#	Standard Industries, Inc./NJ, 5.000%, 02/15/27	122,812	0.1
150,000	#	Standard Industries, Inc./NJ, 6.000%, 10/15/25	155,625	0.1
250,000		TransDigm, Inc., 6.500%, 05/15/25	252,813	0.1
			2,512,801	1.6

		Mortgage Securities: 0.1%
2,360,000	#,^	LSTAR Commercial Mortgage Trust 2017-5, 1.393%, 03/10/50	137,689	0.1

		Technology: 0.2%
60,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/25	61,275	0.0
150,000	#	First Data Corp., 7.000%, 12/01/23	161,250	0.1
150,000		NCR Corp., 6.375%, 12/15/23	158,250	0.1
			380,775	0.2

		Utilities: 0.1%
150,000		NRG Energy, Inc., 6.250%, 07/15/22	154,125	0.1

	Total Corporate Bonds/Notes (Cost $23,319,725)		23,720,256	14.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 26.5%
785,572		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.296%, 05/25/36	733,018	0.5
226,172		Alternative Loan Trust 2005-10CB 1A1, 1.482%, 05/25/35	180,031	0.1
902,282		Alternative Loan Trust 2005-10CB 1A2, 1.432%, 05/25/35	716,010	0.5
926,470		Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/35	874,892	0.5
315,011		Alternative Loan Trust 2005-51 3A2A, 1.928%, 11/20/35	276,833	0.2
102,574		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	98,671	0.1
471,644		Alternative Loan Trust 2005-J2 1A12, 1.382%, 04/25/35	379,464	0.2
56,403		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	44,090	0.0
1,091,906		Alternative Loan Trust 2006-18CB A10, 1.382%, 07/25/36	645,560	0.4
269,909		Alternative Loan Trust 2006-19CB A12, 1.382%, 08/25/36	180,132	0.1
1,143,004		Alternative Loan Trust 2006-19CB A28, 1.582%, 08/25/36	780,789	0.5
849,878		Alternative Loan Trust 2006-HY11 A1, 1.102%, 06/25/36	715,036	0.4
282,100		Alternative Loan Trust 2007-2CB 2A1, 1.582%, 03/25/37	184,762	0.1
561,924		Alternative Loan Trust 2007-HY8C A1, 1.142%, 09/25/47	526,408	0.3
750,084		Alternative Loan Trust 2007-OA4, 1.152%, 05/25/47	657,424	0.4
135,780	#	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	136,623	0.1
16,979		Banc of America Mortgage 2005-J Trust 2A4, 3.426%, 11/25/35	15,799	0.0
400,074		Bear Stearns ALT-A Trust 2006-6 31A1, 3.176%, 11/25/36	358,503	0.2
1,102,229		Bear Stearns ALT-A Trust 2006-6 32A1, 3.135%, 11/25/36	900,107	0.6
335,874		Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.504%, 01/26/36	305,655	0.2
63,926	#	Bellemeade Re Ltd. 2015-1A M2, 5.282%, 07/25/25	64,317	0.0
73,539		Chase Mortgage Finance Trust Series 2006-A1 2A3, 3.156%, 09/25/36	66,721	0.0
157,395		CHL Mortgage Pass-Through Trust 2004-22 A3, 3.097%, 11/25/34	154,749	0.1
284,392		Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.497%, 03/25/36	252,501	0.2
155,463		Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.229%, 11/25/36	127,928	0.1
204,935		Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2, 3.067%, 08/25/35	199,877	0.1
41,316		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.482%, 11/25/35	26,318	0.0
802,015		CSMC Mortgage-Backed Trust 2007-2 3A6, 5.400%, 03/25/37	732,061	0.5
971,184		Deutsche ALT-A Securities, Inc. Alternate Loan Trust 2007-AB1 A1, 1.282%, 04/25/37	590,331	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
249,333	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 4.035%, 06/27/37	251,929	0.2
1,345,484	^	Fannie Mae 2007-18 BS, 5.618%, 06/25/35	241,044	0.2
2,528,084	^	Fannie Mae 2008-94 SI, 4.518%, 04/25/36	535,790	0.3
3,337,788	^	Fannie Mae 2009-95 HI, 6.000%, 12/25/38	333,533	0.2
540,870		Fannie Mae 2010-15 FD, 1.722%, 03/25/40	548,497	0.3
1,331,188		Fannie Mae 2011-47 GF, 1.552%, 06/25/41	1,343,465	0.8
565,883		Fannie Mae 2012-10 UF, 1.532%, 02/25/42	567,147	0.4
547,933	^	Fannie Mae 2012-84 KI, 6.000%, 08/25/42	120,185	0.1
2,092,287	^	Fannie Mae 2012-93 IL, 3.000%, 09/25/27	199,562	0.1
3,197,602	^	Fannie Mae 2015-56 DI, 3.000%, 12/25/32	290,375	0.2
60,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.882%, 07/25/24	61,756	0.0
190,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.882%, 11/25/24	213,357	0.1
121,674		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.982%, 05/25/25	128,191	0.1
108,539		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.282%, 02/25/25	115,296	0.1
1,100,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.627%, 09/25/29	1,107,092	0.7
270,773	^	Fannie Mae REMIC Trust 2000-26 SP, 7.518%, 08/25/30	56,737	0.0
458,492	^	Fannie Mae REMIC Trust 2002-13 SR, 5.618%, 03/25/32	70,665	0.0
219,282	^	Fannie Mae REMIC Trust 2004-64 SW, 6.068%, 08/25/34	40,686	0.0
159,572	^	Fannie Mae REMIC Trust 2004-66 SE, 5.518%, 09/25/34	26,599	0.0
664,873	^	Fannie Mae REMIC Trust 2008-47 PS, 5.518%, 06/25/38	30,560	0.0
913,300	^	Fannie Mae REMIC Trust 2009-25 SN, 5.568%, 04/25/39	162,790	0.1
495,128	^	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/41	67,451	0.0
36,829,129	^	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, 06/25/42	82,125	0.1
1,590,904	^	Fannie Mae REMIC Trust 2013-116 SC, 5.218%, 04/25/33	235,580	0.2
128,591		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/37	100,530	0.1
675,788		First Horizon Mortgage Pass-Through Trust 2006-AR4 1A2, 3.034%, 01/25/37	604,251	0.4
3,058,491	^	Freddie Mac 2009-70 PS, 5.768%, 01/25/37	598,285	0.4
490,652	^	Freddie Mac 2524 SH, 6.588%, 11/15/32	52,721	0.0
768,734	^	Freddie Mac 2525 SM, 7.088%, 02/15/32	162,384	0.1
745,902	^	Freddie Mac 2981 CS, 5.808%, 05/15/35	116,187	0.1
236,955	^	Freddie Mac 2989 HS, 6.238%, 08/15/34	97,745	0.1
424,560	^	Freddie Mac 3018 SM, 6.288%, 08/15/35	88,861	0.1
702,754	^	Freddie Mac 324 144, 5.805%, 06/15/39	145,679	0.1
1,492,885	^	Freddie Mac 3523 SA, 5.088%, 09/15/36	230,019	0.1
1,302,040	^	Freddie Mac 3582 MS, 5.238%, 10/15/39	200,908	0.1
1,982,107	^	Freddie Mac 3688 BI, 5.000%, 07/15/40	404,457	0.3
7,184,208	^	Freddie Mac 4186 IA, 3.000%, 03/15/33	976,827	0.6
335,243	^	Freddie Mac 4333 AI, 5.500%, 02/15/44	61,848	0.0
278,174	^	Freddie Mac REMIC Trust 2266 S, 7.638%, 11/15/30	53,111	0.0
350,048	^	Freddie Mac REMIC Trust 2374 S, 7.188%, 06/15/31	75,383	0.0
205,286	^	Freddie Mac REMIC Trust 2417 SY, 7.488%, 12/15/31	46,157	0.0
440,473	^	Freddie Mac REMIC Trust 2577 SA, 6.538%, 02/15/33	86,415	0.1
32,715		Freddie Mac REMIC Trust 2973 SB, 14.989%, 05/15/35	37,272	0.0
110,243	^	Freddie Mac REMIC Trust 2981 SU, 6.888%, 05/15/30	22,101	0.0
206,957	^	Freddie Mac REMIC Trust 2993 PS, 5.788%, 05/15/35	9,325	0.0
58,493		Freddie Mac REMIC Trust 3031 BP, 8.000%, 08/15/35	70,851	0.0
1,203,122	^	Freddie Mac REMIC Trust 3049 PI, 5.738%, 10/15/35	223,968	0.1
72,170		Freddie Mac REMIC Trust 3085 SK, 55.053%, 12/15/35	197,309	0.1
129,603	^^,Z	Freddie Mac REMIC Trust 3151 PO, 05/15/36	111,118	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
543,439	^	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/39	52,929	0.0
418,967	^	Freddie Mac REMIC Trust 3624 TS, 3.888%, 01/15/40	47,042	0.0
673,000	^	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/32	122,301	0.1
2,040,644	^	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/41	391,268	0.2
2,677,489	^	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/33	635,700	0.4
1,436,195	^	Freddie Mac Strips Series 237 S23, 6.188%, 05/15/36	274,134	0.2
1,773,241	^	Freddie Mac Strips Series 260 33, 4.000%, 05/15/39	307,131	0.2
120,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.582%, 04/25/24	128,742	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.732%, 10/25/24	110,447	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 5.682%, 03/25/28	550,309	0.3
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.782%, 03/25/29	103,395	0.1
700,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 4.532%, 08/25/29	701,245	0.4
430,506	^	Ginnie Mae 2011-101 EI, 6.000%, 10/16/39	80,475	0.1
893,348	^	Ginnie Mae Series 2008-40 SA, 5.472%, 05/16/38	162,923	0.1
1,706,903	^	Ginnie Mae Series 2009-116 SJ, 5.552%, 12/16/39	276,599	0.2
1,588,441	^	Ginnie Mae Series 2010-4 SL, 5.472%, 01/16/40	293,663	0.2
584,369	^	Ginnie Mae Series 2010-98 QS, 5.622%, 01/20/40	81,856	0.1
4,280,161	^	Ginnie Mae Series 2011-101 BI, 0.650%, 11/20/37	94,910	0.1
88,860	^	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/41	15,502	0.0
388,386	^	Ginnie Mae Series 2013-103 DS, 5.172%, 07/20/43	64,121	0.0
285,467	^	Ginnie Mae Series 2013-134 DS, 5.122%, 09/20/43	47,448	0.0
605,272	^	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/43	105,524	0.1
9,716,241	^	Ginnie Mae Series 2015-69 IL, 0.200%, 07/20/34	75,887	0.1
480,320	^	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/44	85,462	0.1
18,998	^	Ginnie Mae Series 2016-12 JI, 4.000%, 04/20/40	108	0.0
168,519	^	Ginnie Mae Series 2016-12 MI, 5.000%, 04/20/39	2,993	0.0
1,466,650	^	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/44	245,714	0.2
728,875		HarborView Mortgage Loan Trust 2006-14, 1.128%, 01/25/47	627,247	0.4
5,734		HomeBanc Mortgage Trust 2004-1 2A, 1.842%, 08/25/29	5,348	0.0
87,718		HomeBanc Mortgage Trust 2005-3 A2, 1.292%, 07/25/35	87,072	0.1
124,181		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.192%, 04/25/46	103,376	0.1
31,277		JP Morgan Alternative Loan Trust 2006-S1 3A2, 1.252%, 03/25/36	51,329	0.0
137,598		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/36	115,742	0.1
391,960		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/36	344,980	0.2
819,558		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	677,979	0.4
97,907		Lehman XS Trust Series 2005-5N 1A2, 1.342%, 11/25/35	75,834	0.1
1,632,147		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 1.132%, 08/25/36	809,411	0.5
73,828		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/37	66,706	0.0
197,630		Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 3.408%, 03/25/35	192,860	0.1
193,846		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.318%, 10/25/36	165,842	0.1
643,933		WaMu Mortgage Pass-Through Certificates Series 2005-AR10 Trust, 2.784%, 09/25/35	638,486	0.4
207,676		WaMu Mortgage Pass-Through Certificates Series 2006-AR10 1A1, 2.880%, 09/25/36	195,715	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
35,711	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.877%, 10/25/36	33,518	0.0
248,620	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 2.662%, 11/25/36	223,398	0.1
905,659	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.662%, 11/25/36	813,781	0.5
114,372	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 2.705%, 12/25/36	105,995	0.1
40,806	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 2A3, 2.872%, 08/25/36	36,974	0.0
139,696	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.858%, 08/25/46	127,431	0.1
216,648	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.770%, 12/25/36	205,528	0.1
22,752	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.456%, 04/25/37	19,990	0.0
121,808	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 2.678%, 07/25/37	100,521	0.1
1,158,430	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.882%, 11/25/35	883,310	0.6
214,485	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	187,936	0.1
302,712	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	283,398	0.2
1,374,322	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 1.582%, 07/25/36	792,618	0.5
1,341,970	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.598%, 08/25/46	972,186	0.6
94,465	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.412%, 06/25/37	69,873	0.0
882,214	Wells Fargo Mortgage Backed Securities 2006-8 A15 Trust, 6.000%, 07/25/36	890,848	0.6
1,135,300	Wells Fargo Mortgage Backed Securities 2006-8 A18 Trust, 6.000%, 07/25/36	1,146,411	0.7
1,373,956	Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 3.235%, 09/25/36	1,301,693	0.8
918,647	Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.045%, 10/25/36	880,186	0.6
56,632	Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 3.170%, 03/25/36	54,174	0.0
162,601	Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.101%, 05/25/36	155,464	0.1
172,810	Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A4, 3.101%, 05/25/36	165,224	0.1
827,355	Wells Fargo Mortgage Backed Securities 2007-3 AE, 0.985%, 04/25/37	679,204	0.4
550,041	Wells Fargo Mortgage Backed Securities 2007-AR7 Trust A1, 3.150%, 12/28/37	510,717	0.3

	Total Collateralized Mortgage Obligations (Cost $40,793,762)	42,384,867	26.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Federal National Mortgage Association: 0.0%##
12,152	5.500%, due 10/01/39	13,572	0.0

	Total U.S. Government Agency Obligations (Cost $13,196)	13,572	0.0

U.S. TREASURY OBLIGATIONS: 0.1%
	U.S. Treasury Bonds: 0.1%
140,000	2.875%, due 11/15/46	135,819	0.1

	U.S. Treasury Notes: 0.0%
3,000	1.250%, due 03/31/19	2,999	0.0
9,000	2.125%, due 02/29/24	8,951	0.0
80,000	2.250%, due 02/15/27	78,980	0.0
		90,930	0.0

	Total U.S. Treasury Obligations (Cost $225,537)	226,749	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: 20.5%
	Aerospace & Defense: 0.2%
190,000	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. Term Loan B2, 3.900%, 01/20/22	192,877	0.1
150,000	Geo Group, Inc. (The) 2017 Term Loan B, 3.400%, 03/21/24	150,656	0.1
		343,533	0.2

	Automotive: 0.8%
150,000	American Axle and Manufacturing, Inc. Term Loan B, 3.400%, 03/08/24	150,438	0.1
13,636	CH Hold Corp. Delayed Draw Term Loan B, 4.200%, 01/31/24	13,753	0.0
246,859	Dynacast International LLC - Term Loan B, 4.700%, 01/28/22	245,310	0.1
150,000	Lumileds Holding B.V. Term Loan B, 5.700%, 04/15/24	151,875	0.1
246,843	Midas Intermediate Holdco II, LLC - Incremental Term Loan B, 3.900%, 08/18/21	248,232	0.2
246,847	NN, Inc. 2016 Term Loan B, 5.400%, 10/19/22	247,271	0.1
246,875	TI Group Automotive Systems, L.L.C. - 2015 USD Term Loan, 3.900%, 06/30/22	248,572	0.2
		1,305,451	0.8

	Basic Materials: 0.3%
248,128	Huntsman International LLC Term Loan B, 4.200%, 04/01/23	250,920	0.2
246,867	ZEP Inc. 1st Lien, 5.200%, 06/27/22	250,570	0.1
		501,490	0.3

	Building & Development: 0.6%
150,000	American Builders & Contractors Supply Co. Term Loan B, 3.900%, 10/31/23	150,844	0.1
200,106	Doosan Infracore International, Inc. - Term Loan B, 4.700%, 05/28/21	202,607	0.1
149,625	Forterra Finance, LLC Term Loan B, 4.700%, 10/31/23	151,027	0.1
196,330	Ventia Service (fka Leighton), Upsized Term Loan B, 5.200%, 05/21/22	197,803	0.1
150,000	Wilsonart LLC 2016 Term Loan, 4.700%, 12/19/23	151,242	0.1
148,877	Zekelman Industries, Inc. (fka JMC Steel), Term Loan B, 4.900%, 06/14/21	151,110	0.1
		1,004,633	0.6

	Business Equipment & Services: 1.6%
244,869	AlixPartners, LLP 2016 Term Loan B, 4.200%, 07/28/22	246,793	0.1
150,000	Array Canada Inc. Term Loan B, 6.200%, 02/06/23	148,594	0.1
149,625	Camelot UK Holdco Limited Term Loan B, 4.900%, 10/03/23	150,298	0.1
150,000	Colorado Buyer Inc Term Loan B, 4.200%, 05/15/24	151,162	0.1
149,625	DTI Holdco, Inc. 2016 Term Loan B, 6.400%, 10/01/23	147,568	0.1
150,000	EVO Payments International Term Loan B, 6.200%, 12/22/23	151,758	0.1
150,000	Gartner, Inc. Term Loan B, 3.200%, 04/12/24	151,031	0.1
246,881	KUEHG Corp. 2016 1st Lien Term Loan, 5.400%, 08/13/22	248,990	0.2
242,247	Learning Care Group (US) No. 2 Inc. - New Term Loan, 5.200%, 05/05/21	246,183	0.1
100,000	NeuStar, Inc. 2nd Lien Term Loan, 9.200%, 04/01/25	101,188	0.1
150,000	NeuStar, Inc. Term Loan B2, 4.900%, 04/01/24	152,156	0.1
147,173	Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 6.500%, 07/01/19	148,706	0.1
248,125	Solera Management, USD Term Loan B, 4.400%, 03/03/23	249,676	0.2
246,795	SurveyMonkey Inc. - Term Loan B, 6.300%, 02/07/19	246,943	0.1
		2,541,046	1.6

	Cable & Satellite Television: 1.1%
249,375	CSC Holdings, LLC 2016 Term Loan, 4.200%, 10/11/24	249,271	0.1
250,000	Liberty Cablevision of Puerto Rico LLC - 1st Lien Term Loan, 4.700%, 01/07/22	249,844	0.2
248,125	Numericable (YPSO France SAS), Term Loan B7 USD, 5.400%, 01/15/24	249,707	0.1
150,000	RCN Grande 1st Lien Term Loan, 4.200%, 12/16/23	150,951	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Cable & Satellite Television: (continued)
149,625	Telesat Canada Term Loan B4, 4.200%, 11/17/23	151,046	0.1
150,000	UPC Financing Partnership USD Term Loan AP, 3.900%, 05/30/25	150,656	0.1
150,000	Virgin Media Investment Holdings Limited USD Term Loan I, 3.900%, 01/31/25	150,562	0.1
149,228	WaveDivision Holdings, LLC Term Loan B, 3.900%, 10/15/19	150,124	0.1
249,375	Wideopenwest Finance, LLC, 2016 Term Loan B, 4.700%, 08/18/23	251,121	0.2
		1,753,282	1.1

	Chemicals & Plastics: 1.0%
85,335	Allnex S.a.r.l. (Monarch), Term B-2 Facility, 4.400%, 09/13/23	85,921	0.1
64,290	Allnex S.a.r.l. (Monarch), Term B-3 Facility, 4.400%, 09/13/23	64,732	0.0
150,000	Alpha 3 B.V. 2017 Term Loan B1, 4.200%, 01/31/24	150,938	0.1
167,929	Avantor Performance Materials Holdings, LLC 2017 1st Lien Term Loan, 5.200%, 03/10/24	169,346	0.1
7,071	Avantor Performance Materials Holdings, LLC 2017 Delayed Draw Term Loan, 5.200%, 03/11/24	7,130	0.0
242,806	Emerald Performance Materials, LLC - New 1st Lien Term Loan, 4.700%, 08/01/21	244,748	0.1
35,017	Flint Group GmbH - USD Term Loan C, 4.700%, 09/07/21	35,149	0.0
211,826	Flint Group US LLC - USD 1st Lien Term Loan B2, 4.200%, 09/07/21	213,636	0.1
122,365	INEOS Styrolution Group GmbH 2016 USD Term Loan B, 4.900%, 09/30/21	123,181	0.1
246,858	Ineos US Finance LLC 2022 USD Term Loan, 3.900%, 03/31/22	248,362	0.2
173,318	Kraton Polymers, LLC 2016 Term Loan B, 5.200%, 01/06/22	175,248	0.1
124,356	Tronox Pigments (Netherlands) BV, Term Loan, 4.700%, 03/19/20	125,277	0.1
		1,643,668	1.0

	Clothing/Textiles: 0.2%
246,851	Varsity Brands, Inc. - 1st Lien Term Loan, 5.200%, 12/10/21	250,631	0.2

	Conglomerates: 0.1%
149,625	WireCo WorldGroup, Inc. 1st Lien Term Loan, 6.700%, 09/29/23	151,246	0.1

	Consumer, Cyclical: 0.3%
246,867	Amaya Holdings BV, 4.700%, 08/01/21	247,749	0.2
191,644	American Casino & Entertainment Properties Term Loan, 4.400%, 07/07/22	192,962	0.1
29,680	Aristocrat International Pty Ltd, 3.400%, 10/20/21	29,900	0.0
		470,611	0.3

	Consumer, Non-cyclical: 0.2%
150,000	Envision Healthcare Corp Term Loan B, 4.200%, 12/01/23	151,688	0.1
199,488	TransUnion, LLC - Term Loan B2, 3.700%, 04/09/23	201,283	0.1
		352,971	0.2

	Containers & Glass Products: 0.7%
246,949	Berlin Packaging LLC - 2014 1st Lien Term Loan, 4.700%, 10/01/21	248,685	0.2
150,000	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.400%, 12/29/23	151,265	0.1
149,625	Milacron LLC Term Loan B, 4.200%, 09/28/23	150,560	0.1
249,375	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.200%, 02/04/23	250,700	0.2
239,681	SIG Combibloc US Acquisition Inc - USD Term Loan, 4.200%, 03/10/22	241,345	0.1
13,636	TricorBraun, Inc. 1st Lien Delayed Draw Term Loan, 4.900%, 11/30/23	13,807	0.0
		1,056,362	0.7

	Cosmetics/Toiletries: 0.1%
149,625	Revlon Consumer Products Corporation, Term Loan B 2016, 4.700%, 09/07/23	149,937	0.1

	Drugs: 0.2%
60,000	Horizon Pharma, Inc. Incremental Term Loan B, 5.700%, 05/07/21	60,225	0.0
150,000	Prestige Brands, Inc. Term Loan B4, 3.900%, 01/26/24	151,531	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Drugs: (continued)
150,000	RPI Finance Trust Term Loan B6, 2.000%, 03/07/23	149,625	0.1
		361,381	0.2

	Ecological Services & Equipment: 0.1%
150,000	Casella Waste Systems, Inc. Term Loan B, 4.200%, 10/17/23	151,406	0.1

	Electronics/Electrical: 2.0%
150,000	Aptean, Inc. 2016 1st Term Loan, 6.200%, 12/20/22	152,016	0.1
148,125	Avast Software B.V. USD Term Loan B, 5.200%, 09/30/22	149,363	0.1
99,910	Compuware Corporation Term Loan B3, 5.400%, 12/15/21	100,234	0.1
127,813	Epicor Software Corporation 1st Lien Term Loan, 4.900%, 06/01/22	128,276	0.1
113,065	Epicor Software Corporation 2016 Term Loan, 5.200%, 06/01/22	113,489	0.1
149,250	Eze Castle Software Inc. 2017 1st Lien Term Loan, 4.200%, 04/04/20	149,810	0.1
150,000	Greeneden U.S. Holdings II, LLC 2017 Term Loan B, 5.200%, 12/01/23	151,219	0.1
150,000	Infor (US), Inc. Term Loan B6, 3.900%, 02/01/22	150,121	0.1
170,000	Kronos Incorporated New 1st Lien Term Loan, 5.200%, 11/01/23	171,169	0.1
149,250	Micron Technology, Inc., Term Loan B, 4.900%, 04/26/22	150,999	0.1
92,763	Oberthur Technologies S.A. 2016 USD Term Loan B2, 3.750%, 12/15/23	93,111	0.1
57,237	Oberthur Technologies S.A. 2016 USD Term Loan, 4.900%, 12/14/23	57,451	0.0
189,115	ON Semiconductor Corporation Incremental Term Loan, 4.400%, 03/31/23	190,365	0.1
150,000	Optiv Security, Inc. 1st Lien Term Loan, 4.400%, 01/13/24	151,000	0.1
150,000	Optiv Security, Inc. 2nd Lien Term Loan, 8.400%, 02/01/25	151,875	0.1
150,000	Rackspace Hosting, Inc. 1st Lien Term Loan, 4.700%, 11/03/23	151,328	0.1
149,625	Sabre GLBL Inc. Term Loan B, 3.900%, 02/16/24	150,878	0.1
248,750	SolarWinds Holdings, Inc. 2017 Term Loan, 4.700%, 02/05/23	249,325	0.1
184,672	TTM Technologies, Term Loan B, 5.400%, 05/31/21	187,904	0.1
148,875	Veritas Technologies Corporation, USD Term Loan B-1, 6.800%, 01/27/23	148,208	0.1
188,810	Zebra Technologies Corporation 2016 Term Loan B, 3.700%, 10/27/21	190,640	0.1
		3,138,781	2.0

	Financial: 0.3%
247,508	Assuredpartners, Inc. 1st Lien, 5.400%, 10/21/22	249,790	0.2
150,000	Broadstreet Partners Inc. Term Loan, 5.400%, 11/08/23	152,320	0.1
		402,110	0.3

	Financial Intermediaries: 0.2%
247,500	First Eagle Investment Management, LLC - Term Loan, 5.200%, 12/01/22	249,124	0.2

	Food Products: 0.3%
70,000	Atrium Innovations Inc. USD Term Loan, 4.700%, 02/15/21	70,503	0.0
246,809	CSM Bakery Solutions LLC - 1st Lien Term Loan, 5.200%, 07/03/20	233,080	0.2
246,819	Del Monte Foods, Inc. - 1st Lien Term Loan, 4.400%, 02/18/21	205,272	0.1
		508,855	0.3

	Food Service: 0.3%
150,000	Landrys, Inc. 2016 Term Loan B, 4.400%, 10/04/23	151,487	0.1
211,538	Manitowoc Foodservice, Inc., Term Loan B, 4.200%, 03/03/23	213,918	0.1
149,250	US Foods, Inc., Term Loan B, 3.900%, 06/27/23	150,756	0.1
		516,161	0.3

	Food/Drug Retailers: 0.2%
150,000	Moran Foods LLC Term Loan, 7.200%, 12/05/23	149,883	0.1
149,625	NBTY, Inc., USD Term Loan B, 4.700%, 05/05/23	150,514	0.1
89,854	Supervalu Inc. - Refi Term Loan B, 5.700%, 03/21/19	90,684	0.0
		391,081	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Forest Products: 0.2%
248,750	Blount International, Inc., Term Loan B USD, 7.400%, 04/12/23	251,237	0.2

	Health Care: 2.0%
154,250	Acadia Healthcare Company, Inc. - Term Loan B2, 4.200%, 02/16/23	155,683	0.1
150,000	ADMI Corp. - 2015 Term Loan B, 4.900%, 04/30/22	151,875	0.1
149,250	Air Medical Group Holdings, Inc., Incremental Term Loan B-1, 5.200%, 04/28/22	149,374	0.1
149,250	ATI Physical Therapy, First Lien Term Loan, 4.700%, 05/10/23	151,053	0.1
150,000	BioClinica, Inc. 1st Lien Term Loan, 5.400%, 10/20/23	151,688	0.1
149,625	ExamWorks Group, Inc. 2017 Term Loan, 4.400%, 07/27/23	150,747	0.1
150,000	Greenway Health, LLC 2017 1st Lien Term Loan, 5.900%, 02/17/24	151,219	0.1
125,000	inVentiv Health, Inc. 2016 Term Loan B, 4.900%, 11/09/23	125,614	0.1
150,000	Kinetic Concepts, Inc. 2017 USD Term Loan B, 4.400%, 02/03/24	150,078	0.1
138,112	Multiplan, Inc, First Lien Term Loan, 5.200%, 06/07/23	140,026	0.1
225,779	NAPA, Upsized First Lien Term Loan, 6.200%, 04/19/23	227,297	0.1
157,443	NVA Holdings, Inc. USD 1st Lien Term Loan B2, 4.700%, 08/14/21	159,149	0.1
149,250	Precyse Acquisition Corp., First Lien Term Loan, 6.700%, 10/20/22	150,649	0.1
149,250	Prospect Medical Holdings, Inc. Term Loan, 7.200%, 06/30/22	151,395	0.1
160,000	Select Medical Corporation 2017 Term Loan B, 4.700%, 03/06/24	161,700	0.1
248,110	Surgery Center Holdings, Inc. New 1st Lien Term Loan, 4.900%, 11/03/20	250,669	0.2
150,000	Team Health Holdings, Inc. 1st Lien Term Loan, 3.900%, 01/25/24	149,606	0.1
247,500	U.S. Renal Care, Inc. - 2015 Term Loan B, 5.400%, 12/30/22	232,650	0.1
219,963	Vizient, Inc. 2016 Term Loan B, 5.200%, 02/13/23	222,346	0.1
		3,182,818	2.0

	Home Furnishings: 0.2%
149,250	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 4.400%, 05/02/22	150,796	0.1
190,000	Serta Simmons Bedding, LLC 1st Lien Term Loan, 4.700%, 11/08/23	191,119	0.1
		341,915	0.2

	Industrial: 0.6%
128,267	ADS Waste Holdings Term Loan, 3.900%, 11/10/23	129,357	0.1
120,959	Cortes NP Acquisition Corp Term Loan, 6.200%, 11/30/23	122,169	0.1
150,000	Proampac PG Borrower LLC 1st Lien Term Loan, 5.200%, 11/18/23	151,575	0.1
150,000	Quikrete Holdings Inc. Term Loan, 4.400%, 11/15/23	151,750	0.1
246,867	Tekni-Plex, Inc. - 2015 USD Term Loan B, 4.700%, 06/01/22	247,361	0.1
136,364	Tricorbraun Holdings Inc. 1st Lien Term Loan, 4.900%, 11/30/23	138,068	0.1
		940,280	0.6

	Industrial Equipment: 0.7%
150,000	Columbus McKinnon Corporation Term Loan B, 4.200%, 01/31/24	151,500	0.1
246,819	EWT Holdings III Corp. - 1st Lien Term Loan, 4.900%, 01/15/21	248,670	0.2
246,951	Filtration Group Corporation - 1st Lien Term Loan, 4.400%, 11/30/20	249,421	0.2
149,625	Global Brass and Copper, Inc., Term Loan B, 5.400%, 07/18/23	151,776	0.1
181,170	Kenan Advantage Group, Inc., Term Loan B, 4.200%, 07/31/22	181,487	0.1
55,094	Kenan Advantage Group, Inc., Term Loan Canada Borrower, 4.200%, 07/31/22	55,191	0.0
		1,038,045	0.7

	Insurance: 0.8%
150,000	Acrisure, LLC 2016 Term Loan B, 5.900%, 11/15/23	152,484	0.1
246,867	Alliant Holdings I, Inc. - 2015 Term Loan B, 4.400%, 08/12/22	248,899	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance: (continued)
136,364	CH Hold Corp. 1st Lien Term Loan, 4.200%, 01/31/24	137,529	0.1
246,827	Hub International Limited - Term Loan B, 4.200%, 10/02/20	248,158	0.1
150,000	NFP Corp. Term Loan B, 4.700%, 01/08/24	151,706	0.1
241,070	USI, Inc. - Term Loan B, 4.400%, 12/27/19	241,723	0.1
149,625	VF Holding Corp Reprice Term Loan, 4.400%, 06/30/23	150,640	0.1
		1,331,139	0.8

	Leisure Good/Activities/Movies: 0.8%
150,000	Equinox Holdings, Inc. 2017 Term Loan B, 4.400%, 03/10/24	151,313	0.1
199,500	Fitness International, LLC., Upsized Term Loan B, 6.200%, 07/01/20	201,370	0.1
246,867	LTF Merger Sub, Inc. 2017 Term Loan B, 4.200%, 06/10/22	248,013	0.2
246,835	NEP/NCP Holdco, Inc. - Incremental Term Loan, 4.500%, 01/22/20	247,967	0.1
149,079	SRAM, LLC 2017 Term Loan, 4.700%, 03/13/24	149,824	0.1
149,625	UFC Holdings (fka Zuffa), First Lien Term Loan, 4.400%, 08/18/23	150,681	0.1
150,000	Winnebago Industries, Inc. Term Loan, 5.700%, 11/08/23	152,250	0.1
		1,301,418	0.8

	Lodging & Casinos: 0.5%
200,833	CityCenter Holdings, LLC - Term Loan B, 3.900%, 10/16/20	203,394	0.2
150,000	Eldorado Resorts LLC 2017 Term Loan B, 3.400%, 03/15/24	150,562	0.1
41,500	Pinnacle Entertainment, Inc., Term Loan B, 4.200%, 04/28/23	41,980	0.0
200,000	Scientific Games International, Inc. 2017 Term Loan B3, 5.200%, 10/01/21	202,729	0.1
150,000	Station Casinos LLC, Term Loan, 3.700%, 06/08/23	150,731	0.1
		749,396	0.5

	Oil & Gas: 0.3%
150,000	Limetree Bay Terminals, LLC 2017 Term Loan B, 6.200%, 01/30/24	152,250	0.1
248,092	Southcross Energy Partners, L.P., Term Loan, 5.400%, 08/04/21	220,595	0.1
150,000	Summit Midstream Holdings, LLC Term Loan B, 7.200%, 05/15/22	153,000	0.1
		525,845	0.3

	Publishing: 0.1%
149,250	McGraw Hill Global Education, Term Loan B, 5.200%, 05/04/22	147,913	0.1

	Radio & Television: 0.5%
135,849	CBS Radio Inc. Term Loan B, 4.700%, 10/17/23	137,310	0.1
144,375	Entercom Radio, LLC 2016 Term Loan, 4.700%, 11/01/23	145,368	0.1
150,000	LEARFIELD COMMUNICATIONS INC. 2016 1ST LIEN TERM LOAN, 4.400%, 12/01/23	151,781	0.1
120,000	Lions Gate Entertainment Corp. 2016 1st Lien Term Loan, 4.200%, 12/08/23	120,809	0.1
268,554	Univision Communications Inc. Term Loan C5, 3.900%, 03/15/24	267,001	0.1
		822,269	0.5

	Retailers (Except Food & Drug): 1.0%
150,000	Bass Pro Group, LLC Asset Sale Term Loan, 5.900%, 06/08/18	147,938	0.1
175,000	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 4.900%, 01/31/24	171,500	0.1
248,125	FullBeauty Brands (F.K.A. OneStopPlus), 1st Lien Term Loan, 5.900%, 10/14/22	209,588	0.1
125,000	General Nutrition Centers, Inc. New Term Loan, 3.700%, 03/04/19	106,719	0.1
124,688	Jo-Ann Stores, Inc. 2016 Term Loan, 6.200%, 10/15/23	123,025	0.1
149,625	Leslies Poolmart, Inc., Term Loan B, 5.400%, 08/16/23	150,436	0.1
233,968	Men's Wearhouse, Inc. (The) - Term Loan B, 4.700%, 06/18/21	224,804	0.1
150,000	National Vision, Inc. 1st Lien Term Loan, 4.200%, 03/13/21	150,156	0.1
149,625	Outerwall Inc. 1st Lien Term Loan, 5.400%, 09/27/23	151,238	0.1
247,500	Petco Animal Supplies, Inc. 2017 Term Loan B, 4.400%, 01/26/23	234,042	0.1
		1,669,446	1.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
BANK LOANS: (continued)
			Surface Transport: 0.5%
	150,000		Navistar International Corporation 2017 Term Loan B, 5.200%, 08/07/20	151,938	0.1
	200,252		OSG Bulk Ships, Inc - OBS Term Loan, 5.400%, 08/05/19	200,085	0.1
	150,000		Vouvray US Finance LLC 2017 Term Loan B, 4.200%, 01/27/24	150,328	0.1
	330,520		XPO Logistics, Term Loan B, 4.400%, 10/31/21	332,296	0.2
				834,647	0.5

			Technology: 0.3%
	122,116		QUEST Software US Holdings Inc. 1st Lien Term Loan, 7.200%, 10/31/22	123,985	0.1
	150,000		RP Crown Parent LLC Term Loan B, 4.700%, 10/12/23	151,069	0.1
	150,000		Tessera Holding Corp. Term Loan B, 4.400%, 12/01/23	151,844	0.1
				426,898	0.3

			Telecommunications: 0.7%
	244,048		Asurion LLC New Term Loan B4, 4.400%, 08/04/22	245,700	0.1
	246,875		Communications Sales & Leasing, Inc. 2017 Term Loan B, 4.200%, 10/24/22	246,719	0.1
	149,625		Consolidated Communications, Inc. 2016 Term Loan B, 4.200%, 10/05/23	150,710	0.1
	149,612		LTS Buyer LLC 1st Lien Term Loan, 4.400%, 04/13/20	150,921	0.1
	150,000		Sprint Communications, Inc. 1st Lien Term Loan B, 3.700%, 01/31/24	150,219	0.1
	248,128		Windstream Corporation Repriced Term Loan B6, 5.200%, 03/29/21	250,868	0.2
				1,195,137	0.7

			Utilities: 0.5%
	150,000		Dayton Power and Light Company, Term Loan, 4.400%, 08/30/22	151,030	0.1
	145,204		Dynegy Inc. 2017 Term Loan C, 4.400%, 06/30/23	145,957	0.1
	150,000		Helix Gen Fund 03/01/2024, 4.900%, 03/01/24	152,297	0.1
	64,838		Middle River Power LLC Term Loan B, 8.200%, 09/30/22	65,486	0.1
	203,571		TEX Operations Co. LLC Exit Term Loan B, 3.900%, 08/04/23	203,317	0.1
	46,429		TEX Operations Co. LLC Exit Term Loan C, 3.900%, 08/04/23	46,371	0.0
				764,458	0.5

		Total Bank Loans (Cost $32,332,452)		32,766,621	20.5

FOREIGN GOVERNMENT BONDS: 12.4%
	1,075,000	#	Argentine Republic Government International Bond, 6.875%, 01/26/27	1,089,244	0.7
CLP	355,000,000		Bonos Tesoreria Pesos, 4.500%, 02/28/21	559,419	0.3
BRL	7,838,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	2,511,710	1.6
BRL	2,500,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/25	798,421	0.5
BRL	3,590,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/19	1,156,436	0.7
BRL	1,115,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	358,513	0.2
	1,000,000		Brazilian Government International Bond, 6.000%, 04/07/26	1,089,500	0.7
COP	1,291,400,000		Colombian TES, 11.000%, 07/24/20	516,718	0.3
HUF	107,170,000		Hungary Government Bond, 7.500%, 11/12/20	453,645	0.3
IDR	1,079,000,000		Indonesia Treasury Bond, 8.375%, 09/15/26	88,139	0.1
IDR	1,153,000,000		Indonesia Treasury Bond, 11.000%, 09/15/25	107,875	0.1
	425,000	#	Oman Government International Bond, 5.375%, 03/08/27	445,094	0.3
	750,000	#	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/27	754,088	0.5
PLN	7,313,000		Republic of Poland Government Bond, 3.250%, 07/25/25	1,840,651	1.1
ARS	2,000,000		Republic of Argentina, 18.200%, 10/03/21	139,658	0.1
ARS	7,100,000		Republic of Argentina, 21.200%, 09/19/18	482,472	0.3
ZAR	10,600,000		Republic of South Africa Government Bond, 8.500%, 01/31/37	709,061	0.4
RON	300,000		Romania Government Bond, 5.850%, 04/26/23	80,639	0.0
RUB	45,350,000		Russian Federal Bond - OFZ, 6.400%, 05/27/20	773,595	0.5

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
RUB	10,510,000		Russian Federal Bond - OFZ, 7.000%, 01/25/23	180,728	0.1
RUB	84,770,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	1,489,611	0.9
RUB	142,790,000		Russian Federal Bond - OFZ, 7.600%, 07/20/22	2,524,055	1.6
RUB	102,540,000		Russian Federal Bond - OFZ, 7.000%, 08/16/23	1,747,266	1.1

		Total Foreign Government Bonds (Cost $19,280,812)		19,896,538	12.4

ASSET-BACKED SECURITIES: 11.8%
			Automobile Asset-Backed Securities: 0.1%
	166,000		Santander Drive Auto Receivables Trust 2015-1 D, 3.240%, 04/15/21	168,308	0.1

			Home Equity Asset-Backed Securities: 2.2%
	718,752		GSAA Home Equity Trust 2006-3 A3, 1.282%, 03/25/36	511,238	0.3
	994,000		GSAA Home Equity Trust 2006-4 4A3, 3.428%, 03/25/36	793,166	0.5
	1,603,551		GSAA Trust 2006-7 AF2, 5.995%, 03/25/46	1,140,839	0.7
	1,263,969		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.212%, 02/25/37	1,093,613	0.7
				3,538,856	2.2

			Other Asset-Backed Securities: 7.7%
	190,000	#	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.023%, 10/15/27	191,434	0.1
	140,000	#	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	146,217	0.1
	130,000	#	Apidos CLO XI 2012-11A BR, 2.973%, 01/17/28	130,491	0.1
	120,000	#	Apidos CLO XVII 2014-17A A2R, 2.873%, 04/17/26	120,007	0.1
	200,000	#	Apidos CLO XVII 2014-17A BR, 3.523%, 04/17/26	199,998	0.1
	500,000	#	Ares XXIX CLO Ltd. 2014-1A BR, 3.330%, 04/17/26	499,965	0.3
	350,000	#	Ares XXVII CLO Ltd. 2013-2A B, 2.839%, 07/28/25	349,997	0.2
	250,000	#	Avery Point IV CLO Ltd., 3.510%, 04/25/26	250,000	0.2
	1,500,000	#	Babson CLO Ltd. 2013-IIA C, 4.274%, 01/18/25	1,495,515	0.9
	250,000	#	Babson CLO Ltd. 2014-IA BR, 3.230%, 07/20/25	250,005	0.2
	280,000	#	BlueMountain CLO 2012-2A BR, 2.952%, 11/20/28	280,894	0.2
	180,000	#	BlueMountain CLO 2014-4A B1R, 2.904%, 11/30/26	180,234	0.1
	160,000	#	BlueMountain CLO 2014-4A CR, 3.604%, 11/30/26	160,122	0.1
	350,000	#	Bristol Park CLO Ltd. 2016-1A B, 2.784%, 04/15/29	351,932	0.2
	250,000	#	Carlyle Global Market Strategies CLO 2014-3A BR Ltd., 3.187%, 07/27/26	250,468	0.2
	100,000	#	Carlyle Global Market Strategies CLO Ltd. 2012-4A AR, 2.480%, 01/20/29	100,443	0.1
	150,000	#	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 2.930%, 01/20/29	150,529	0.1
	250,000	#	CIFC Funding 2017-2A C Ltd., 04/20/30	250,000	0.2
	280,000	#	Dryden 33 Senior Loan Fund 2014-33A BR, 2.873%, 10/15/28	280,978	0.2
	250,000	#	Dryden Senior Loan Fund 2014-31A CR, 3.256%, 04/18/26	248,880	0.1
	250,000	#	Dryden Senior Loan Fund 2014-34A CR, 3.172%, 10/15/26	250,000	0.2
	250,000	#	Dryden Senior Loan Fund 2017-47A C, 3.595%, 04/15/28	249,875	0.1
	1,000,000	#	Dryden XXV Senior Loan Fund 2012-25A D, 5.023%, 01/15/25	1,000,857	0.6
	500,000	#	Emerson Park CLO Ltd. 2013-1A D, 4.773%, 07/15/25	498,612	0.3
	250,000	#	Flatiron CLO Ltd. 2013-1A A2R, 2.580%, 01/17/26	249,987	0.1
	250,000	#	Flatiron CLO Ltd. 2013-1A BR, 3.380%, 01/17/26	249,987	0.2
	100,000	#	Invitation Homes Trust 2014-SFR2 E, 4.093%, 06/17/32	100,964	0.1
	250,000	#	Madison Park Funding XIII Ltd. 2014-13A CR, 3.028%, 01/19/25	250,012	0.2
	250,000	#	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.069%, 04/15/26	251,250	0.2
	500,000	#	Octagon Investment Partners XVI Ltd. 2013-1A D, 4.373%, 07/17/25	493,690	0.3
	340,000	#	OHA Loan Funding Ltd. 2016-1A B1, 2.686%, 01/20/28	340,914	0.2
	300,000	#	Palmer Square CLO 2013-2A BR Ltd., 3.408%, 10/17/27	300,000	0.2
	400,000	#	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	400,338	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
220,000	#	Shackleton CLO Ltd. 2016-9A A, 2.364%, 10/20/28	220,646	0.1
120,000	#	Symphony CLO Ltd. 2016-18A B, 2.746%, 01/23/28	120,124	0.1
750,000	#	Telos CLO 2007-2A D, 3.223%, 04/15/22	763,787	0.5
250,000	#	Thacher Park CLO Ltd. 2014-1A CR, 3.857%, 10/20/26	249,976	0.1
350,000	#	THL Credit Wind River CLO Ltd. 2017-1A C, 3.334%, 04/18/29	349,993	0.2
			12,229,121	7.7

		Student Loan Asset-Backed Securities: 1.8%
1,000,000	#	SMB Private Education Loan Trust 2014-A, 4.500%, 09/15/45	910,979	0.6
1,000,000	#	SMB Private Education Loan Trust 2017-A, 3.500%, 06/17/41	969,090	0.6
1,000,000	#	SoFi Professional Loan Program 2017-A LLC, 4.430%, 03/26/40	1,008,031	0.6
			2,888,100	1.8

	Total Asset-Backed Securities (Cost $18,658,402)		18,824,385	11.8

COMMERCIAL MORTGAGE-BACKED SECURITIES: 11.1%
47,049	#	Banc of America Re-REMIC Trust 2010-UBER5 A4A, 5.901%, 02/17/51	47,130	0.0
14,660,000	#,^	CD 2016-CD1 Mortgage Trust, 0.685%, 08/10/49	844,255	0.5
8,366,116	^	CD 2016-CD1 Mortgage Trust, 1.444%, 08/10/49	830,582	0.5
7,664,126	#,^	COMM 2012 - LTRT XA, 1.162%, 10/05/30	324,413	0.2
10,344,641	^	COMM 2012-CR3 XA, 2.072%, 10/15/45	761,259	0.5
7,229,554	^	COMM 2016-COR1 XA, 1.490%, 10/10/49	711,621	0.5
4,249,109	^	COMM 2012-CR1 XA, 1.910%, 05/15/45	330,317	0.2
1,105,012	^	COMM 2012-CR4 XA, 1.895%, 10/15/45	75,364	0.1
2,268,018	^	COMM 2013-LC6 XA, 1.673%, 01/10/46	120,056	0.1
2,867,199	^	Commercial Mortgage Pass Through Certificates 2016-CR28 XA, 0.325%, 02/10/49	118,421	0.1
10,000	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/36	10,208	0.0
10,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	9,987	0.0
1,000,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 F, 5.100%, 08/15/38	992,263	0.6
1,000,000	#	EQTY 2014-INNS Mortgage Trust, 4.297%, 05/08/31	995,770	0.6
203,197,429	#,^	Freddie Mac 2014-K714 X2B, 0.100%, 01/25/47	636,272	0.4
6,669,157	^	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.375%, 02/25/20	927,612	0.6
11,116,342	^	Freddie Mac Multifamily Structured Pass Through Certificates K019 X1, 1.690%, 03/25/22	759,666	0.5
2,799,777	^	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 1.964%, 08/25/18	54,299	0.0
8,937,711	^	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.018%, 02/25/41	637,347	0.4
100,000	^	Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.801%, 08/25/39	10,824	0.0
731,821	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	2,727	0.0
8,490,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.352%, 12/15/47	149,651	0.1
140,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.379%, 06/12/41	134,688	0.1
1,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	1,008,750	0.6
666,438		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4 B, 5.129%, 10/15/42	664,717	0.4
500,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.397%, 07/15/46	537,296	0.3
6,615,494	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.657%, 06/15/45	370,712	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
184,872	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	183,985	0.1
11,722		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	12,095	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	955,319	0.6
760,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	755,717	0.5
1,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 H, 5.350%, 09/15/40	981,518	0.6
1,000,000	#	Merrill Lynch Mortgage Trust 2004-BPC1 E, 5.167%, 10/12/41	998,505	0.6
14,770,058	^	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.144%, 12/15/47	802,221	0.5
50,000	#	Morgan Stanley Capital I Trust 2008-T29 D, 6.301%, 01/11/43	49,675	0.0
270,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.433%, 09/15/47	288,128	0.2
464,501	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.983%, 08/15/45	33,378	0.0
4,061,425	#,^	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.087%, 11/15/45	299,627	0.2
7,193,272	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.376%, 03/15/48	387,713	0.3

	Total Commercial Mortgage-Backed Securities (Cost $17,811,128)		17,814,088	11.1

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
	OTC Interest Rate Swaptions: 0.0%
9,400,000	@ Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.700%, Exp. 05/22/17 Counterparty: Goldman Sachs International	14,364	0.0

	Total Purchased Options (Cost $57,723)	14,364	0.0

	Total Long-Term Investments (Cost $152,492,737)	155,661,440	97.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.9%
	Corporate Bonds/Notes: 0.1%
150,000	Energy Future Intermediate Holdings Term Loan, 4.400%, 06/30/17
	(Cost $149,925)	150,125	0.1

	Securities Lending Collateralcc: 0.6%
996,954	Cantor Fitzgerald, Repurchase Agreement dated 03/31/17, 0.81%, due 04/03/17 (Repurchase Amount $997,020, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,016,893, due 04/01/17-02/20/67)
	(Cost $996,954)	996,954	0.6

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.2%
8,310,784	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.600%††
	(Cost $8,310,784)	8,310,784	5.2

	Total Short-Term Investments (Cost $9,457,663)	9,457,863	5.9

	Total Investments in Securities (Cost $161,950,400)	$165,119,303	103.1
	Liabilities in Excess of Other Assets	(4,986,183)	(3.1)
	Net Assets	$160,133,120	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at March 31, 2017.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
ZAR	South African Rand

Cost for federal income tax purposes is $162,010,289.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,819,320
Gross Unrealized Depreciation	(710,306)
Net Unrealized Appreciation	$3,109,014

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 7, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2017